<FILENAME> a2102630zn-30d.txt

[GRAPHIC]

[PIONEER INVESTMENTS(R) LOGO]

PIONEER VARIABLE CONTRACTS TRUST

PIONEER VARIABLE CONTRACTS TRUST -- CLASS I SHARES

PIONEER EMERGING MARKETS VCT PORTFOLIO
PIONEER EUROPE VCT PORTFOLIO
PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO
PIONEER SMALL CAP VALUE VCT PORTFOLIO
PIONEER SMALL COMPANY VCT PORTFOLIO
PIONEER MID CAP VALUE VCT PORTFOLIO
PIONEER GROWTH SHARES VCT PORTFOLIO
PIONEER REAL ESTATE SHARES VCT PORTFOLIO
PIONEER FUND VCT PORTFOLIO
PIONEER EQUITY INCOME VCT PORTFOLIO
PIONEER BALANCED VCT PORTFOLIO
PIONEER HIGH YIELD VCT PORTFOLIO
PIONEER STRATEGIC INCOME VCT PORTFOLIO
PIONEER AMERICA INCOME VCT PORTFOLIO
PIONEER MONEY MARKET VCT PORTFOLIO

ANNUAL REPORT

DECEMBER 31, 2002

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Letter from the President                                                             1
Pioneer Emerging Markets VCT Portfolio
  Portfolio and Performance Update                                                    2
  Portfolio Management Discussion                                                     3
Pioneer Europe VCT Portfolio
  Portfolio and Performance Update                                                    4
  Portfolio Management Discussion                                                     5
Pioneer International Value VCT Portfolio
  Portfolio and Performance Update                                                    6
  Portfolio Management Discussion                                                     7
Pioneer Science & Technology VCT Portfolio
  Portfolio and Performance Update                                                    8
  Portfolio Management Discussion                                                     9
Pioneer Small Cap Value VCT Portfolio
  Portfolio and Performance Update                                                   10
  Portfolio Management Discussion                                                    11
Pioneer Small Company VCT Portfolio
  Portfolio and Performance Update                                                   12
  Portfolio Management Discussion                                                    13
Pioneer Mid Cap Value VCT Portfolio
  Portfolio and Performance Update                                                   14
  Portfolio Management Discussion                                                    15
Pioneer Growth Shares VCT Portfolio
  Portfolio and Performance Update                                                   16
  Portfolio Management Discussion                                                    17
Pioneer Real Estate Shares VCT Portfolio
  Portfolio and Performance Update                                                   18
  Portfolio Management Discussion                                                    19
Pioneer Fund VCT Portfolio
  Portfolio and Performance Update                                                   20
  Portfolio Management Discussion                                                    21
Pioneer Equity Income VCT Portfolio
  Portfolio and Performance Update                                                   22
  Portfolio Management Discussion                                                    23
Pioneer Balanced VCT Portfolio
  Portfolio and Performance Update                                                   24
  Portfolio Management Discussion                                                    25
Pioneer High Yield VCT Portfolio
  Portfolio and Performance Update                                                   26
  Portfolio Management Discussion                                                    27
Pioneer Strategic Income VCT Portfolio
  Portfolio and Performance Update                                                   28
  Portfolio Management Discussion                                                    29
Pioneer America Income VCT Portfolio
  Portfolio and Performance Update                                                   30
  Portfolio Management Discussion                                                    31
Pioneer Money Market VCT Portfolio
  Portfolio and Performance Update                                                   32
Schedules of Investments
  Pioneer Emerging Markets VCT Portfolio                                             33
  Pioneer Europe VCT Portfolio                                                       38
  Pioneer International Value VCT Portfolio                                          40
  Pioneer Science & Technology VCT Portfolio                                         43
  Pioneer Small Cap Value VCT Portfolio                                              44
  Pioneer Small Company VCT Portfolio                                                48
  Pioneer Mid Cap Value VCT Portfolio                                                51
  Pioneer Growth Shares VCT Portfolio                                                54
  Pioneer Real Estate Shares VCT Portfolio                                           56
  Pioneer Fund VCT Portfolio                                                         57
  Pioneer Equity Income VCT Portfolio                                                61
  Pioneer Balanced VCT Portfolio                                                     64
  Pioneer High Yield VCT Portfolio                                                   73
  Pioneer Strategic Income VCT Portfolio                                             78
  Pioneer America Income VCT Portfolio                                               86
  Pioneer Money Market VCT Portfolio                                                 88
Financial Statements                                                                 90
Notes to Financial Statements                                                       115
Report of Independent Auditors                                                      132
Trustees, Officers and Service Providers                                            133

                                                PIONEER VARIABLE CONTRACTS TRUST

LETTER FROM THE PRESIDENT 12/31/02

DEAR SHAREOWNERS,

This year marks the 75th anniversary of Pioneer's founding and the establishment of Pioneer Fund. When we first opened for business in 1928, Calvin Coolidge was president and there were 48 states, not 50. At 120 million people, the U.S. population was less than half its current size. The nation's economic output, now measured in trillions of dollars, stood then at $97 billion. Both the depression of the 1930s and World War II lay in the future, as did the post-war economic resurgence and the baby boom. Other wars followed, in Korea, Vietnam and the Persian Gulf, interspersed with recessions, recoveries and the inevitable market cycles.

In fact, Pioneer has been serving investors for nearly one-third of our nation's history. As one of the companies that created the mutual fund industry, we were among the first to make a professionally managed, diversified stock portfolio available to individual investors, conveniently and at low cost. Today, we offer dozens of investment choices along with retirement programs for individuals and businesses. Our funds are designed to suit investors whose comfort levels vary widely, whether their goals are immediate income, long-term growth or some combination of the two.

Like the country, Pioneer has grown tremendously since the 1920s. Two years ago we became a subsidiary of UniCredito Italiano S.p.A., one of Europe's largest and most successful banking groups. As a result, our ability to serve our shareowners now includes access to global asset management expertise with multi-national operations and a significant presence in eight countries. Pioneer Global Asset Management S.p.A. and its subsidiaries manage approximately $108 billion (as of December 31, 2002) under the name Pioneer Investments(R), including $18.5 billion for U.S. investors.

We credit this impressive growth to three key factors. First, our investment approach has always relied on solid, fundamental research into the companies we invest in. Second, we consistently adhere to our core principle of looking for the most attractively valued securities. Finally, we owe our success in large measure to the thousands of investment professionals who recommend Pioneer funds to their clients. These professionals know that mutual funds built around Pioneer's disciplined, research-based approach may be appropriate for many investors.

Looking ahead, we believe that the U.S. economy will soon come out of its doldrums. But no matter what happens in the upcoming months, remember that your investment professional is trained to guide you in creating an appropriate portfolio, one that's designed to help move you closer to your financial goals.

All of us at Pioneer thank you for your continued business.

Respectfully,


/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

International Common Stocks                            62.2%
Depositary Receipts for International Stocks           30.4%
Temporary Cash Investment                               4.3%
International Preferred Stocks                          3.1%

[CHART]

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

South Korea                    18.60%
South Africa                   11.50%
Brazil                         10.30%
India                           9.90%
Taiwan                          9.00%
Mexico                          7.00%
Hong Kong                       4.10%
Russia                          3.70%
Malaysia                        3.30%
Thailand                        3.30%
Indonesia                       2.90%
Turkey                          2.90%
People's Rep of China           2.70%
Singapore                       2.30%
Chile                           2.00%
Hungary                         1.40%
Poland                          1.10%
Peru                            1.00%
Other                           3.00%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. Samsung Electronics Co.                        3.63%
   2. Telefonos de Mexico SA                         3.44
   3. Anglo American Plc                             3.43
   4. Petrobras Brasileiro SA (A.D.R.)               1.78
   5. Lukoil Holdings (A.D.R.)                       1.55

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                          12/31/02        12/31/01
Net Asset Value per Share                 $ 11.03          $ 11.23

DISTRIBUTIONS PER SHARE                    SHORT-TERM        LONG-TERM
(1/1/02 - 12/31/02)         DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                            $ 0.0703        $  -              $  -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER EMERGING MARKETS VCT PORTFOLIO at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

            PIONEER EMERGING           MSCI EMERGING
            MARKETS VCT PORTFOLIO*     MARKETS FREE INDEX
10/31/98                $  10,000                $  10,000
                        $  10,490                $  10,675
                        $  18,750                $  17,766
12/31/00                $  12,337                $  12,330
                        $  11,450                $  12,037
12/31/02                $  11,312                $  11,312

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 679 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2002)

NET ASSET VALUE*

Life-of-Class (10/30/98)         3.00%
1 Year                          -1.20%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/02

For the 12 months ended December 31, 2002, Pioneer Emerging Markets VCT Portfolio's Class I shares delivered a total return at net asset value of -1.20%. Over the same time period, the MSCI Emerging Markets Free Index had a total return of -6.00%.

In the following discussion, Mark Madden, portfolio manager of Pioneer Emerging Markets VCT Portfolio, addresses the factors impacting the Portfolio's performance and the outlook for the emerging markets.

Q: WHAT FACTORS INFLUENCED THE PERFORMANCE OF EMERGING MARKETS DURING THE 12
   MONTHS THAT ENDED DECEMBER 31, 2002?

A: Emerging markets performance in the first half of the last fiscal year was very encouraging as many emerging economies, particularly in Asia, showed strong resilience in spite of a weak global economy. Emerging markets stocks advanced as global investors recognized the higher earnings growth and more attractive valuations in emerging markets in comparison to developed markets. However, in May 2002, global equity markets began a steep downturn due to a sluggish global economy and weak corporate earnings. Emerging markets were not immune to this negative sentiment and experienced a correction in line with other global markets. Market conditions have begun to improve in the last two months as investors anticipated an improvement in the global economy.

   Despite the challenging conditions, the total return for Pioneer Emerging Markets VCT Portfolio's Class I shares was markedly better than that of its benchmark, the MSCI Emerging Markets Free Index, over the last 12 months.

Q: WHAT IS YOUR INVESTMENT STRATEGY?

A: Our investment process is driven by rigorous research that focuses on companies with strong long-term growth prospects and proven management ability that sell at a discount to our estimation of fair value. We look for companies that are well positioned in industries with favorable long-term trends and growth potential. We manage risk through diversification among various countries, sectors and companies while emphasizing stocks that are attractively valued.

Q. WHERE ARE YOU FINDING ATTRACTIVE OPPORTUNITIES IN EMERGING MARKETS?

A: We are particularly optimistic about the prospects for India, Brazil and Turkey. In India, we find many attractively valued stocks across a range of sectors, and we are optimistic about the economic growth prospects if the Indian government can continue to pursue economic reform measures. We added Brazilian stocks that had been punished by investors who were excessively fearful of a leftwing victory in November's presidential elections. The new government has reiterated its intention to limit fiscal deficits and service sovereign debt, and we considered the valuations to be attractive. A new government in Turkey, meanwhile, has committed itself to more positive economic policies such as fighting inflation, meeting debt obligations and entering negotiations to join the European Union.

   As for sectors, we prefer consumer-oriented companies, where many have strong growth prospects and attractive valuations including motor vehicle manufacturers, food and beverage companies, media companies and retailers. Consumer spending is accelerating in many emerging economies due to strong economic growth, rising incomes and greater availability of credit.

Q: WHAT IS YOUR OUTLOOK?

A: Despite the recent volatility, we are optimistic about the prospects for emerging markets. Many emerging economies have thus far demonstrated resilience in spite of a weak global economy. Many companies are gaining global market share by delivering quality products and services at very competitive prices. Due to these trends, we expect earnings and cash flow growth to be strong. The primary risk relates to the health of the global economy, which has a direct impact on export growth and domestic confidence. Still, we believe there is significant value in emerging market stocks relative to their own history and relative to their developed market peers.

[SIDE NOTE]

Investing in emerging markets carries its own set of risks, including but not limited to currency fluctuations and social and economic instability. However, we feel confident that the long-term prospects invite serious consideration.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER EUROPE VCT PORTFOLIO                    PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

Financials                             24.7%
Energy                                 14.3%
Health Care                            13.3%
Consumer Staples                       10.4%
Telecommunication Services              9.7%
Consumer Discretionary                  8.5%
Materials                               5.8%
Information Technology                  5.5%
Industrials                             4.8%
Utilities                               3.0%

[CHART]

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

United Kingdom         33.3%
France                 15.2%
Netherlands            11.0%
Switzerland            10.7%
Germany                 9.7%
Italy                   7.4%
Spain                   4.0%
Finland                 3.5%
Ireland                 2.6%
Denmark                 1.1%
Portugal                1.0%
Sweden                  0.5%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. Vodafone Group Plc                     4.89%
   2. ENI S.p.A                              4.25
   3. Royal Dutch Petroleum Co.              3.59
   4. Nokia Oyj                              3.52
   5. Shell Transport & Trading Co.          3.52

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                          12/31/02        12/31/01
Net Asset Value per Share                  $ 6.82           $ 8.42

DISTRIBUTIONS PER SHARE                              SHORT-TERM        LONG-TERM
(1/1/02 - 12/31/02)                   DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                      $    -         $    -            $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER EUROPE VCT PORTFOLIO at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

             PIONEER EUROPE VCT
             PORTFOLIO*              MSCI EUROPE INDEX
10/31/98               $ 10,000               $ 10,000
12/31/98               $ 10,600               $ 10,992
12/31/99               $ 13,618               $ 12,741
                       $ 11,104               $ 11,671
12/31/01               $  8,587               $  9,349
12/31/02               $  6,955               $  7,630

MSCI Europe Index is an unmanaged, capitalization-weighted index of the 15 European country indices included in the MSCI EAFE (Europe, Australasia, Far
East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2002)

NET ASSET VALUE*

Life-of-Class (10/30/98)        -8.34%
1 Year                         -19.00%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER EUROPE VCT PORTFOLIO                    PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/02

Pioneer Europe VCT Portfolio's fiscal year started out on an optimistic note, with signs that an economic recovery would pick up steam in 2002. However, the upturn failed to materialize, when a series of negative events undermined investor confidence. The Portfolio's emphasis on high-quality companies that tend to achieve consistent long-term performance helped to ease the impact of the downturn on the Portfolio. In the following interview, Stan Pearson, a member of the Portfolio's management team, highlights these companies and other factors that influenced performance for the 12 months ended December 31, 2002.

Q: WHAT CONTRIBUTED TO THE DECLINE IN EUROPEAN STOCKS?

A: Growing uncertainty about the pace of economic growth and the Middle East took a toll on stock prices. Furthermore, accounting and corporate governance issues called into question the financial health of corporate America and raised questions about a U.S.-led global economic recovery.

   Given the heightened awareness of corporate financial reporting, companies lacking clear, transparent accounting practices are receiving a chilly reception from investors. We immediately sold pharmaceutical Elan (Ireland) over concerns of opaque accounting. The increased threat of asbestos-related litigation against U.S. industrial companies spread to their European counterparts, sending prices of these companies' stocks lower. Questions about potentially damaging claims depressed the stock price of Saint Gobain (France), which we partially sold to limit the impact of any such liability. Finally, European companies with exposure to Latin America suffered as a result of the unstable economic outlook there.

Q: HOW DID THE PORTFOLIO PERFORM IN THIS ENVIRONMENT?

A: While the overall trend was down, the news was not all bad. Food, beverage and tobacco stocks, which tend to perform well in a slower-growth environment, and bank stocks were rewarding for the Portfolio. The relative weakness of the U.S. dollar against the euro helped to offset the disappointing returns when the euro-denominated returns were converted back into the U.S. currency. For the year ended December 31, 2002, the Portfolio's total return at net asset value was -19.00%. In comparison, the MSCI Europe Index posted a return of -18.38% for the same period.

Q: DID THE PORTFOLIO BECOME MORE DEFENSIVE DURING THE YEAR?

A: Yes. We believe that the steps we took to insulate the Portfolio against market pressures early in the fiscal year helped to avoid the high-profile corporate scandals, which caused many of Europe's leading companies to suffer. We lowered investments in capital goods, information technology and software/technology services. We are concerned about the lack of demand across these sectors and believe a bona fide economic recovery is essential to their turnaround. Our investments in food, beverage and tobacco stocks performed relatively well. British American Tobacco (United Kingdom) and Unilever (United Kingdom) ranked among the Portfolio's better performers.

   The pharmaceutical sector is a traditionally defensive sector, offering a degree of price protection in down markets, since demand for drugs remains relatively steady. However, we underweighted the sector for much of the reporting period, because many companies are experiencing difficulties in obtaining regulatory approval for new products. Maturing patents are also exposing drug companies to competitive threats from generic drug manufacturers.

Q: CAN YOU MENTION SOME HOLDINGS THAT HELPED PERFORMANCE?

A: Certainly. The Middle East crisis triggered a rise in oil prices, which helped push prices of energy companies higher - including ENI (Italy). This event was a double positive for the Portfolio, since it is overweighted in these stocks relative to the benchmark. The Portfolio's emphasis on the automobile sector, particularly Porsche AG Designs (Germany) and Peugeot Citroen (France), also proved advantageous. Our decision to overweight banks and underweight insurance companies benefited our strategy in the financial sector. Among the Portfolio's financial holdings, HSBC (United Kingdom) and UBS (Switzerland) performed well.

Q: WHAT IS YOUR OUTLOOK?

A: Despite the challenges of the past year, we remain optimistic about prospects for the European market longer term. Stock price valuations are currently attractive, and we continue to find intriguing investment opportunities. Towards the end of the fiscal year, we reduced the Portfolio's weightings in the food, beverage, tobacco and energy sectors, taking advantage of the rise in prices to realize gains. We reinvested the sale proceeds in the pharmaceuticals sector, where we're finding a number of interesting companies with strong product pipelines, low debt and good growth prospects. As always, we remain committed to investing in companies that exhibit pricing power driven by dominant market position.

[SIDE NOTE]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO       PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/02

[CHART]

SECTOR DISTRIBUTION
(As a percentage of total common stocks)

Consumer Discretionary                 20.8%
Consumer Staples                       12.7%
Energy                                 11.6%
Financials                             10.9%
Health Care                            10.0%
Industrials                             9.5%
Information Technology                  8.8%
Materials                               6.8%
Telecommunication Services              6.1%
Utilities                               2.8%

[CHART]

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

United Kingdom           23.9%
Japan                    15.8%
Italy                    11.4%
France                    8.4%
Switzerland               7.2%
Australia                 6.4%
Germany                   5.6%
Finland                   4.0%
Spain                     3.8%
Netherlands               3.2%
South Korea               2.4%
Singapore                 1.8%
Hong Kong                 1.7%
China                     1.3%
Sweden                    1.1%
Canada                    0.9%
Taiwan                    0.6%
Ireland                   0.5%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. ENI S.p.A.                                       4.06%
   2. Vodafone Group Plc                               4.01
   3. Shell Transport & Trading Co.                    3.97
   4. Nokia Oyj                                        2.91
   5. Nestle SA (Registered Shares)                    2.66

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                         12/31/02        12/31/01
Net Asset Value per Share                                  $ 7.79          $ 9.00

DISTRIBUTIONS PER SHARE                              SHORT-TERM        LONG-TERM
(1/1/02 - 12/31/02)                   DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                      $ 0.0133       $    -            $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER INTERNATIONAL VALUE VCT PORTFOLIO at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) All Country World Free (ACWF) ex. U.S. Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                 Pioneer International          MSCI ACWF
                  Value VCT Portfolio*    ex. U.S. Index+
     3/31/95                   $10,000            $10,000
                               $11,053            $10,960
    12/31/96                   $11,998            $11,691
                               $12,581            $11,929
    12/31/98                   $12,163            $13,655
                               $17,561            $17,877
    12/31/00                   $13,609            $15,177
                               $10,378            $12,218
    12/31/02                   $ 8,996            $10,428


+ Index comparison begins on 2/28/95. The MSCI ACWF ex. U.S. Index is composed of 46 markets - 21 developed countries and 25 emerging countries. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2002)

NET ASSET VALUE*

Life-of-Portfolio (3/1/95)      -1.35%
5 Years                         -6.49%
1 Year                         -13.31%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO       PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/02

The 12 months ended December 31, 2002, proved to be a seesaw year in international markets. During the first half of Pioneer International Value VCT Portfolio's fiscal year, foreign markets rallied in response to an improving economic outlook. However, by summer, the rally fizzled when slowed consumer spending, disappointing corporate profits and the threat of war with Iraq snuffed out the optimism, forcing international stocks sharply lower. In the following interview, Stefano Pregnolato, a member of the Portfolio's management team, discusses the effect of this volatile market on Portfolio holdings and his outlook for 2003.

Q: HOW DID THE PORTFOLIO RESPOND TO THE VOLATILITY IN INTERNATIONAL MARKETS?

A: While the Portfolio enjoyed relative success in many areas, the tide was overwhelmingly negative for many of your holdings. Maintaining a focus on high-quality, defensive industries tied to the consumer and limiting investments in cyclical sectors has been important in the slower-growth environment. For the 12 months ended December 31, 2002, the Portfolio's total return at net asset value was -13.31%. In comparison, the Morgan Stanley Capital International (MSCI) All Country World Free Index excluding the United States posted a return of -14.67% for the same period.

Q: ARE CONSUMER-ORIENTED STOCKS STILL AN IMPORTANT COMPONENT OF YOUR STRATEGY IN EUROPE?

A: Yes. With business investment still very weak, the consumer remains key to economic growth across Europe. Consequently, both discretionary and consumer staples stocks helped the Portfolio during the fiscal year. Among the Portfolio's discretionary holdings, Porsche (Germany) and Renault (France) performed quite well. Within the consumer staples arena, we're emphasizing health care stocks, including Fresenius Medical Care (Germany), which specializes in home health care and diagnostic equipment systems. On the other hand, we've limited the Portfolio's exposure to pharmaceutical companies. Many of these companies are experiencing difficulties in obtaining regulatory approval for new products, and maturing patents are exposing drug companies to competitive threats from generic drug manufacturers.

Q: WHICH SECTORS PROVED PARTICULARLY DISAPPOINTING IN THE DOWNTURN?

A: The increased threat of asbestos-related litigation against U.S. industrial companies spread to their European counterparts, sending prices of these companies' stocks lower. This issue is also impacting investments in Allianz (Germany), which is an insurance company addressing the claims.

   Banks have been indirectly affected by the recession, which is creating credit issues for some of their clients. We are diversifying this risk by emphasizing global banks, such as Credit Suisse (Switzerland). While the depressed technology and telecommunications sectors continue to absorb excess capacity, a handful of companies have become very attractive. Generally considered growth stocks, prices of some of these companies have become so compelling as to make them strong candidates for the Portfolio's value strategy.

Q: WHAT IS YOUR OUTLOOK FOR 2003?

A: Today, uncertainty about the direction of economic growth and the potential war with Iraq is making investors quite nervous. At some point, investors will begin to recognize that the correction in stock prices is creating irresistible investment opportunities. In the meanwhile, we're taking advantage of the current market to select bargain priced stocks, which, in the long run, will add to their appreciation potential as prices begin to reflect what we believe are their realistic growth targets. Once investors reestablish confidence in the future, the Portfolio will be well positioned to appreciate as earnings growth and market sentiment improve.

[SIDE NOTE]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO      PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                                  98%
Depositary Receipts for International Stocks         2%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Technology             91%
Industrials             6%
Health Care             3%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. DuPont Photomasks, Inc.                         6.70%
   2. Cymer, Inc.                                     6.28
   3. Microsoft Corp.                                 5.96
   4. Synopsys, Inc.                                  5.66
   5. Maxim Integrated Products                       5.24

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                 12/31/02        12/31/01
Net Asset Value per Share         $ 2.34          $ 5.11

DISTRIBUTIONS PER SHARE                      SHORT-TERM        LONG-TERM
(1/1/02 - 12/31/02)           DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                              $    -         $    -            $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO at net asset value, compared to that of the Nasdaq Composite Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                    PIONEER SCIENCE &
             TECHNOLOGY VCT PORTFOLIO*     NASDAQ COMPOSITE INDEX
    5/31/00                   $10,000                     $10,000
                              $ 7,882                     $ 7,265
   12/31/01                   $ 5,385                     $ 5,736
   12/31/02                   $ 2,466                     $ 3,927

+ Index comparison begins 4/30/00. The Nasdaq Composite Index is a capitalization-weighted index based on the total market value of all the issues that compose it. It reflects the performance of more than 4,000 companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2002)

NET ASSET VALUE*

Life-of-Portfolio (5/1/00)     -41.96%
1 Year                         -54.21%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO      PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/02

Following a show of strength early in 2002, companies in all tech sectors suffered for the balance of the year, as stagnant product demand led to weak earnings and falling stock prices. In this report, Pioneer Science & Technology VCT Portfolio's management team gives their view on conditions in the technology industry.

Q: TECH STOCKS TRENDED UPWARD FOR A TIME, THEN FELL THROUGHOUT THE SUMMER. HOW
   DID THE PORTFOLIO PERFORM AGAINST THAT BACKGROUND?

A: Although results were strong in the first half of the fiscal year, Pioneer
   Science & Technology VCT Portfolio closed out the twelve months ended December 31, 2002 with a return of -54.21% at net asset value. These results were significantly behind the -31.53% return on the Nasdaq Composite Index, the Portfolio's benchmark.

Q: BUSINESS CONDITIONS IN TECHNOLOGY IMPROVED BRIEFLY, THEN SLUMPED AGAIN. WHAT
   HAPPENED?

A: A year ago, investors thought that the events of September 11th would push the economy deeper into recession and that a sharp rebound would follow. After pronounced weakness in the last quarter of 2001, a recovery in technology appeared to be under way early this year. Looking back, it's now clear that the burst in business activity we saw in March and April was chiefly inventory replenishment. Manufacturers had drawn down stockpiles dramatically last year and were restocking in anticipation of a business upswing that never materialized. Business got progressively worse through the summer.

Q: WHY ARE BUSINESSES HOLDING BACK ON TECHNOLOGY PURCHASES?

A: The direction of the economy is far from clear. Corporate scandals have also unsettled investors and, as we write this, another war is a real possibility. Under these conditions, companies are content to stand pat. Many businesses are using systems that are a generation or two old, but they are feeling no pressure to invest in new ones. So CEOs and technology officers are holding on to their budgets.

   For example, companies used to upgrade personal computers every three years or so. Now, companies find they can operate satisfactorily with the machines they have. And consumer purchases of PCs usually jump during the back-to-school period, but that didn't happen this year.

   Consumer spending could also be running down. Personal debt levels are high and many workers fear layoffs. Also, the wave of mortgage refinancings that put so much cash into individuals' pockets may have crested.

Q: WHAT WAS THE PORTFOLIO'S EXPERIENCE IN THE INDIVIDUAL TECHNOLOGY SECTORS?

A: The weakness was both broad and deep, affecting every corner of the tech industry. Software was especially hard hit. Our decision to emphasize semiconductors and related sectors was helpful when we bought them, but hurt results later on. Nevertheless, use of semiconductors is so pervasive that these sectors could be among the first to respond to any signs of a business recovery. Chip maker Intel also declined, but we believe this important company is very well positioned competitively. Results at Texas Instruments, the leading maker of digital signal processors, were hurt by slow sales of cell phones. Contract manufacturing was another extremely weak area.

   Our avoidance of telecommunications sectors was a positive. With the wireline business in disarray and most CLECs (Competitive Local Exchange Carriers) in bankruptcy, we believe this sector will be among the last to recover.

Q: HOW DID THE PORTFOLIO'S HEALTH CARE COMMITMENT AFFECT PERFORMANCE?

A: We increased exposure to health care companies modestly. Performance was disappointing overall. However, both Invitrogen, a maker of research products for the life sciences, and Scios, which is developing a promising treatment for congestive heart failure, performed relatively well.

Q: WILL THIS BE THE LAST REPORT FOR PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO?

A: Yes. The Trustees of Pioneer Science & Technology VCT Portfolio voted to liquidate the Portfolio after the close of business of January 24, 2003. This decision was based on the fact that the Portfolio's assets had fallen below a level that was cost efficient to operate.

   Please contact us if you have any questions regarding the closing of the Portfolio. Thank you for investing with Pioneer.

[SIDE NOTE]

Companies in the rapidly changing fields of science and technology often face special risks. For example, products may not be commercially successful or may become obsolete quickly.

The Portfolio invests in small- and medium-capitalization stocks which may be more volatile and less liquid than large-cap issues. The Portfolio also invests in international securities, which are subject to special risks including fluctuations in currency, differing regulatory and accounting standards and periods of illiquidity.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                     91.6%
U.S. Denominated Foreign Stocks         3.9%
Temporary Cash Investments              2.8%
Exchange Traded Fund                    1.7%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financials                             20.1%
Consumer Discretionary                 18.6%
Industrials                            18.1%
Information Technology                  9.9%
Materials                               8.7%
Health Care                             6.6%
Energy                                  6.6%
Consumer Staples                        6.4%
Utilities                               3.1%
Telecommunication Services              1.9%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. Pediatrix Medical Group, Inc.                 2.77%
   2. R.H. Donnelley Corp.                          1.85
   3. Nortek, Inc.                                  1.76
   4. PacifiCare Health Systems, Inc.               1.73
   5. Stelmar Shipping LTD.                         1.70

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                         12/31/02        12/31/01
Net Asset Value per Share                                 $ 9.23         $ 10.87

DISTRIBUTIONS PER SHARE                              SHORT-TERM        LONG-TERM
(1/1/02 - 12/31/02)                   DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                      $ 0.0003       $    -            $ 0.0001

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER SMALL CAP VALUE VCT PORTFOLIO at net asset value, compared to that of the Russell 2000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                  PIONEER SMALL CAP   RUSSELL 2000
                VALUE VCT PORTFOLIO*   VALUE INDEX
      Nov-01                $10,000        $10,000
      Dec-01                $10,574        $10,612
      Dec-02                $ 8,979        $ 9,400

+ Index comparison begins 11/30/01. The Russell 2000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2002)

NET ASSET VALUE*

Life-of-Portfolio (11/8/01)     -6.73%
1 Year                         -15.08%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/02

David Adams assumed leadership of Pioneer's small-cap investment team in May. In the following pages, Mr. Adams and assistant portfolio manager Jack McPherson review Pioneer Small Cap Value VCT Portfolio's performance during its recently concluded fiscal year. They also describe the strategies they pursued through last summer's decline and the equity market recovery that followed, as well as their outlook for the months ahead.

Q: HOW DID PIONEER SMALL CAP VALUE VCT PORTFOLIO PERFORM OVER THE PAST YEAR?

A: After recording strong results earlier in the year, Pioneer Small Cap Value
   VCT Portfolio lost some ground during the market's very turbulent third quarter. For the twelve months ended December 31, 2002, the Portfolio returned -15.08% at net asset value. These results trailed the -11.43% return on the Russell 2000 Value Index, the Portfolio's benchmark, for the same period.

Q: PLEASE DESCRIBE THE MARKET AND THE ECONOMIC FACTORS THAT AFFECTED
   PERFORMANCE.

A: Small-cap value stocks emerged as an attractively priced market segment in the weeks after September 11th. With the economy apparently bouncing back, investors drove prices higher into early 2002. But by spring, international tensions coming atop a sputtering recovery drove prices lower for equities in all capitalization ranges.

   In June 2002, small-capitalization stocks were completing their third straight year of outperforming large caps. But as the market grew weaker, risk-averse buyers fled to the relative safety of larger companies as well as to short-term, fixed-income investments. After performing well, small-cap value stocks were more vulnerable to profit-taking than those stocks in growth sectors, where few profits were to be found. Prices fell sharply during the period from July through September. That decline created a range of buying opportunities for value investors.

   The vigorous rally that began in early October had a distinctly speculative tone. Although there were stretches over the last 12 months when riskier strategies had short-term advantages, low-risk, value-focused approaches were rewarded overall.

Q: WHAT SECTORS AND STOCKS HAD THE BIGGEST IMPACT ON PERFORMANCE?

A: Overweighting in technology was the primary reason for the Portfolio's underperformance compared to its benchmark. Holdings that hurt results included Brooks PRI Automation, Adaptec, AXT Inc., and Nanometrics. All are involved in the semiconductor industry, where a sales rebound keeps edging away.

   Results were also hampered by underexposure early in the year to financial services stocks, one of the better-performing sectors; poor stock selection compounded the difficulty. For example, we took a loss in Mutual Risk Management, a Bermuda-based insurance company that has been struggling since September 11th and later filed for bankruptcy. Shares of Trizec Properties, a real estate investment trust and the second largest office property company in the country, also fell. However, we plan to continue to hold Trizec as we are encouraged by its new management and compelling valuation.

Q: HOW DID CONSUMER STOCKS FARE AS THE ECONOMY STRUGGLED?

A: With consumers spending briskly, results were favorable among consumer discretionary stocks. Guitar Centers of America benefited from strong spending and the bankruptcy of its largest competitor. Rare Hospitality, which runs the Longhorn, Bugaboo Creek and Capital Grille chains, enjoyed positive earnings as restaurant dining showed no signs of sluggishness.

   In consumer staples, Fresh Del Monte stood out. A strong management team has brought the company to a leadership position in this fragmented industry. Fresh Del Monte is taking market share from poorly run competitors while expanding beyond bananas and pineapples into other fresh produce areas.

Q: WHAT OTHER AREAS OR STOCKS HAD AN IMPACT ON RESULTS?

A: Health care holdings were important contributors. We added to the Portfolio's position in Pediatrix, which runs intensive care units in hospitals for newborns. Shares declined after a government inquiry into one of the company's acquisitions. In our view, the incident was overblown and the stock soon recovered.

   Amerigroup, the largest HMO serving Medicaid and low-income patients enjoyed steady growth. We had sold shares earlier, and then repurchased them when the price returned to our valuation target.

   Over the second half of the period, we increased the Portfolio's position in PacifiCare, which is exiting the unprofitable Medicare HMO business and building on its strength in commercial health insurance. Price increases to subscribers now exceed the rising cost of medical services, a trend we believe will continue.

   Boston Communications Group continued to perform well despite retrenchment in the telecommunications industry. Boston Communications helps major wireless phone carriers offer prepaid services. Prepayment opens up additional markets, including credit-challenged individuals and the teen market. Boston Communications continues to add carriers to its client base.

Q: WHAT IS YOUR OUTLOOK FOR SMALL-CAP VALUE STOCKS GOING INTO THE NEW YEAR?

A: Weakness in the latter half of the period created discrepancies between small-cap and large-cap stock valuations. In addition, renewed attention to growth expanded buying opportunities for value investors. Therefore, we think there is ample room for valuations to increase on carefully selected small-cap value stocks. Our view that the economy is moving toward recovery adds to our optimism; with better economic news, investors may be willing diversify beyond large-cap stocks into smaller company issues. Although small companies have outperformed large companies for most of the last three years, such periods of outperformance have lasted as long as six years in the past.

[SIDE NOTE]

Small-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                        90%
Temporary Cash Investment                  8%
International Common Stocks                2%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financials                               27%
Consumer Discretionary                   18%
Health Care                              12%
Industrials                              11%
Information Technology                    9%
Energy                                    8%
Materials                                 7%
Utilities                                 4%
Consumer Staples                          3%
Telecommunication Services                1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. iDine Rewards Network                                        3.32%
   2. Healthcare Realty Trust, Inc.                                2.62
   3. Forest Oil Corp.                                             2.34
   4. Prentiss Properties Trust                                    2.33
   5. Leucadia National Corp.                                      2.32

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                         12/31/02        12/31/01
Net Asset Value per Share                                  $9.13          $10.97

DISTRIBUTIONS PER SHARE                              SHORT-TERM        LONG-TERM
(1/1/02 - 12/31/02)                   DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                      $0.0033        $    -            $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER SMALL COMPANY VCT PORTFOLIO at net asset value, compared to that of the Russell 2000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

             PIONEER SMALL               RUSSELL 2000
             COMPANY VCT PORTFOLIO*      INDEX
     1/31/01               $10,000           $10,000
                           $10,498           $ 9,741
    12/31/02               $ 8,739           $ 7,746

+ Index comparison begins January 31, 2001. The Russell 2000 Index is an unmanaged measure of the 2,000 smaller stocks, based on capitalization, in the Russell 3000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2002)

 NET ASSET VALUE*
Life-of-Class (1/19/01)         -4.55%
1 Year                         -16.75%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/02

David Adams assumed leadership of Pioneer's small-cap investment team in May. In the following pages, Mr. Adams and assistant portfolio manager Jack McPherson review Pioneer Small Company VCT Portfolio's performance during its recently concluded fiscal year. They also describe the strategies they pursued through last summer's decline and the recovery that followed, as well as their outlook for the months ahead.

Q: HOW DID THE PORTFOLIO PERFORM OVER THE PAST YEAR?

A: At the beginning of 2002, a number of market observers doubted the likelihood of a down year, suggesting that three such consecutive occurrences are statistically unusual. However, major market indices like the Dow, the S&P 500 and the Nasdaq Composite Index were all down for the twelve months ended December 31, 2002. They returned -15.04%, -22.05% and -31.53%, respectively. For the year, Pioneer Small Company VCT Portfolio returned -16.75%, at net asset value, while the Russell 2000 Index was down 20.48%.

Q: WHAT CONTRIBUTED TO THE PORTFOLIO'S OUTPERFORMANCE OF ITS BENCHMARK?

A: The most important contributor to outperformance during the year was security selection within the health care sector. Specifically, Trigon Healthcare, a Blue Cross/Blue Shield health insurance company in Virginia, did very well. The company's results were boosted when it was acquired by Anthem, Inc. Anthem is the owner of Blue Cross/Blue Shield health insurance plans in eight states. The positive performance of Universal Health Services, an owner of acute care hospitals, was driven by an increase in patient admissions in their markets combined with a favorable pricing environment.

   Security selection within the financial services sector also contributed positively to our relative performance. One of our largest positions, iDine Rewards, a company that assists restaurants with financing and helps them attract customers by offering discounted meals for diners who participate in their program, had strong sales and earnings growth. Two other holdings in the sector also performed particularly well. Staten Island Bancorp, which operates banks in the New York/New Jersey area, and Leucadia National, a holding company with a diverse range of business interests including banking and insurance, were both up significantly.

Q: WHAT HURT THE PORTFOLIO'S PERFORMANCE?

A: Offsetting these favorable decisions was the poor performance of some of our selections within the consumer discretionary and industrials sectors. The most significant detractor from performance was poor stock selection within these sectors. Specifically, Bally's Total Fitness, the largest operator of fitness centers in the U.S., and Nautilus Group, a manufacturer of health and fitness equipment, were both down. Weak demand for their products driven by the weak economy was the primary factor behind their poor performance.

   Within the industrials sector, performance was hurt by our investments in Aeroflex, a designer and manufacturer of microelectronics and electronic test and measurement equipment, and AAR Corp., a supplier to the aerospace industry. Aeroflex was down as the result of overall weak activity within the technology industry and AAR Corp, was hurt by weakness within the aerospace industry caused by poor financial performance by the major commercial airlines.

   As the year progressed and the likelihood of an economic recovery diminished, we became somewhat more cautiously positioned. We accomplished this by adding to our holdings in the utilities sector while paring back our positions in the information technology sector.

Q: WHAT IS YOUR OUTLOOK FOR THE NEW YEAR?

A: We remain cautiously optimistic for 2003, and we have positioned the Portfolio to take advantage of an improving economic environment. We are most overweight in the energy and consumer discretionary sectors as we believe an improving economy will boost demand for energy products and consumers will continue to spend, especially as the employment situation improves. We remain underweight in the industrials sector primarily due to a lack of attractively valued investments.

[SIDE NOTE]

Small-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                     91.00%
Temporary Cash Investments              6.70%
International Common Stocks             2.30%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financials                            20.0%
Consumer Discretionary                20.2%
Industrials                           14.6%
Information Technology                 7.2%
Materials                              7.3%
Health Care                           12.4%
Energy                                 7.1%
Consumer Staples                       4.4%
Utilities                              3.2%
Telecommunication Services             3.6%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. Alltel Corp.                                                 2.09%
   2. Manor Care, Inc.                                             2.01
   3. John H. Harland Co.                                          1.91
   4. Outback Steakhouse, Inc.                                     1.86
   5. Yum Brands, Inc.                                             1.77

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                         12/31/02        12/31/01
Net Asset Value per Share                                 $14.94          $17.35

DISTRIBUTIONS PER SHARE                                SHORT-TERM      LONG-TERM
(1/1/02 - 12/31/02)                     DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                        $0.0526        $0.0365         $0.4276

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER MID CAP VALUE VCT PORTFOLIO at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index and of the Russell Midcap Value Index. The Russell Midcap Value Index is more representative of the Portfolio's holdings than the S&P 500 Index, and the Portfolio will compare its performance to the Russell Midcap Value Index in the future. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

             PIONEER MID CAP        S&P 500     RUSSELL MIDCAP
             VALUE VCT PORTFOLIO*   INDEX       VALUE INDEX+
     3/31/95                $10,000     $10,000           $10,000
                            $11,819     $12,528           $12,263
    12/31/96                $13,596     $15,396           $14,748
                            $16,952     $20,527           $19,812
    12/31/98                $16,271     $26,381           $20,820
                            $18,407     $31,920           $20,799
    12/31/00                $21,721     $29,014           $24,789
                            $23,130     $25,579           $25,369
    12/31/02                $20,537     $19,943           $22,917

+ Index comparison begins 2/28/95. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Russell Midcap Value Index is comprised of companies with market values ranging from $30 million to over $16 billion. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2002)

NET ASSET VALUE*

Life-of-Class (3/1/95)           9.49%
5 Years                          3.91%
1 Year                         -11.21%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/02

The year 2002 marked the third successive year of negative returns in the U.S. stock market. While mid-cap value stocks held up better than the overall market, they nevertheless also were pulled down by general worries about the health of the economy, the possibility of war with Iraq and controversies about corporate governance and the reliability of corporate financial statements. In the following interview, Rod Wright discusses the market environment and portfolio strategies he employed for Pioneer Mid Cap Value VCT Portfolio for the 12 months ended December 31, 2002. Mr. Wright is responsible for the day-to-day portfolio supervision for Pioneer Mid Cap Value VCT Portfolio.

Q: HOW DID THE PORTFOLIO PERFORM?

A: For the 12-month period ended December 31, 2002, the Portfolio had a total return of -11.21%. During the same period, the Standard & Poor's 500 Index, reflecting the performance of large company stocks, returned -22.10%, while the Russell Midcap Value Index had a return of -9.64%.

Q: WHAT WAS THE GENERAL INVESTMENT ENVIRONMENT LIKE DURING THE YEAR?

A: Mid-cap value stocks performed much better than the general stock market in early 2002 as hopes of improving economic conditions both in the U.S. and throughout the world encouraged investments in reasonably priced companies. Unfortunately, a confluence of factors undermined those hopes for much of the second half of 2002. The economy appeared weaker than anticipated, while investors became frustrated by a series of controversies raising questions about the credibility of corporations, their executives and their auditors. In addition, heightened international tensions and the growing possibility of war with Iraq undermined equity markets. The equity markets and mid-cap value stocks did rebound in October and November, but not enough to overcome the effects of the earlier downward spiral.

Q: WHAT WERE YOUR STRATEGIES IN THIS DIFFICULT ENVIRONMENT AND HOW DID THEY
   INFLUENCE PERFORMANCE?

A: We overweighted technology stocks mid-year versus the Russell Midcap Value
   Index. Despite the industry's poor performance during the year, our timing and stock selection made technology one of our best performing sectors. We took advantage of this performance by selling selected tech holdings in October and November. For example, we sold 75% of our position in Imation, the Portfolio's largest holding and biggest positive contributor to performance for the year. Imation is a manufacturer of removable data storage media. The Portfolio's tech weighting, which was 12.3% of assets at the end of September, had been reduced to 9.0% by the end of the year, which is still a slightly overweight position relative to the benchmark.

   We used the proceeds from these sales to invest in undervalued companies such as the retailer Sears and insurance company Cigna during the fourth quarter. We believed Sears offered investors a compelling value according to our calculations of its intrinsic value. We believe Cigna's stock also was significantly underpriced relative to the company's underlying value.

Q: WHAT OTHER INVESTMENTS INFLUENCED THE PORTFOLIO'S RETURN?

A: Our selections in the consumer discretionary sector helped performance.
   Restaurant chain Lone Star Steakhouse & Saloon gained during the year, while the stock of Fortune Brands, whose products include the Titleist golf line, also rose. Our holdings in financial services and energy contributed positively to performance. We had an overweight position in energy earlier in the year, which we reduced because we did not want to gamble on the direction of oil prices. That turned out to be a good move, because while the price of oil has risen, energy stock prices have not moved with the commodity, indicating the market is suspicious about the persistency of recent price levels.

   The biggest area detracting from performance was the utility sector. Williams Companies, an energy distribution and trading company, was hurt in the fallout from the Enron debacle. Aquila, a utility owner, also fell as investors became distrustful of the industry. We have eliminated positions in both Williams and Aquila. Several health care holdings also held back performance. Alphamra, a pharmaceutical company, had disappointing earnings, while IVAX Corp, a generic drug manufacturer, lost ground when it had difficult launching a generic anti-allergy medication.

Q: WHAT IS YOUR INVESTMENT OUTLOOK?

A: We don't know where the economy or stock market will go but remain optimistic about the prospects for mid-cap value companies as compared to the broader market. We have found many companies that have reduced their cost structures significantly, improved their balance sheets and are positioned to perform well in any cyclical upturn.

   We will stick to our long-term discipline and focus on high-quality companies with attractive stock prices. We believe this should position the Portfolio with the potential for attractive long-term growth. Our goal is to have consistent performance with less risk than competitive portfolios.

[SIDE NOTE]

Mid-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                                        96%
U.S. Denominated Foreign Stocks                            2%
Depositary Receipts for International Stocks               1%
Exchange Traded Fund                                       1%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Information Technology              28%
Healthcare                          27%
Consumer Discretionary              16%
Consumer Staples                    11%
Industrials                         11%
Financial                            4%
Energy                               3%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. Microsoft Corp.                                              7.60%
   2. Pharmacia Corp.                                              6.62
   3. Wal-Mart Stores, Inc.                                        6.37
   4. Proctor & Gamble Co.                                         3.94
   5. General Electric Co.                                         3.93

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                         12/31/02        12/31/01
Net Asset Value per Share                                  $9.75          $14.95

DISTRIBUTIONS PER SHARE                                SHORT-TERM      LONG-TERM
(1/1/02 - 12/31/02)                     DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                        $0.0124        $    -          $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER GROWTH SHARES VCT PORTFOLIO at net asset value, compared to that of the Russell 1000 Growth Index, the Standard & Poor's (S & P) 500/Barra Growth Index, the Russell 1000 Index and the S&P 500 Index. The Russell 1000 Growth Index is more representative of the Portfolio's holdings than the other indexes, and the Portfolio will compare its performance to the Russell 1000 Growth Index in the future. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

             PIONEER GROWTH           RUSSELL 1000 GROWTH    S&P 500/BARRA      S&P 500   RUSSELL 1000
             SHARES VCT PORTFOLIO*    INDEX                  GROWTH INDEX       INDEX     INDEX 1000
    10/31/97              $10,000                $10,000          $10,000       $10,000        $10,000
                          $10,227                $10,542          $10,673       $10,654        $10,645
    12/31/98              $13,561                $14,622          $15,172       $13,692        $13,522
                          $14,637                $19,470          $19,457       $16,567        $16,350
    12/31/00              $13,484                $15,104          $15,161       $15,059        $15,076
                          $10,962                $12,019          $13,231       $13,276        $13,199
    12/31/02              $ 7,157                $ 8,668          $10,110       $10,350        $10,341

The Russell 1000 Growth Index contains those Russell 1000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The S&P 500/Barra Growth Index is an unmanaged index consisting of stocks in the S&P 500 Index with higher price-to-book ratios. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

AVERAGE ANNUAL TOTAL RETURNS
 (As of December 31, 2002)

 NET ASSET VALUE*

Life-of-Class (10/31/97)        -6.27%
5 Years                         -6.89%
1 Year                         -34.71%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/02

Growth stocks fell hard in a highly volatile market in 2002, pulled down by slower-than-anticipated economic growth and investor unease about highly publicized corporate scandals. In the following interview, Eric Weigel discusses the factors that influenced the performance of Pioneer Growth Shares VCT Portfolio during the 12-month period. Mr. Weigel, a Vice President at Pioneer, is a member of the Portfolio's management team.

Q: HOW DID THE PORTFOLIO PERFORM DURING 2002?

A: Pioneer Growth Shares VCT Portfolio had a very disappointing year. For the
   12-month period ended December 31, 2002, the Portfolio's Class I shares had a total return of -34.71% at net asset value. During the same period, the Portfolio's benchmark, the Russell 1000 Growth Index, had a return of -27.88%.

Q: WHAT FACTORS MOST AFFECTED PORTFOLIO PERFORMANCE?

A: It was a challenging period for growth stocks throughout 2002, but the Portfolio's most serious performance problems occurred in the first five months of the year. It was then that the Portfolio's highly aggressive positioning, especially in cyclical and technology companies, hurt performance in a period of slowing economic growth and a wave of bad news events. In late May, the Portfolio was repositioned to remain aggressive but with less exposure to its poorest performing holdings. For the remainder of the year, the Portfolio outperformed competitive portfolios, while slightly trailing performance benchmarks in a generally falling market. Over the full year, the Portfolio's heavy emphasis on technology and its vulnerability early in the year to a few troubled companies led to its underperformance versus market benchmarks.

Q: HOW WOULD YOU DESCRIBE THE OVERALL INVESTMENT ENVIRONMENT IN 2002?

A: Investors in general had entered the year in a spirit of optimism that the domestic economy was about to rebound and that the stock market would begin to recover from its two-year slump. That optimism proved short-lived, however, as investors grew increasingly uneasy about the health of the economy and about the unanticipated and growing number of corporations caught up in scandals over executive governance and questionable accounting. This apprehension culminated in June when individual investors began pulling money out of stock mutual funds. The greatest outflows were from the more aggressive funds, which put pressure on portfolio managers to sell holdings, leading to further price losses.

Q: WHAT ADJUSTMENTS TO YOUR STRATEGY DID YOU MAKE DURING THE YEAR?

A: In May we started paring back our holdings in companies that had been the poorest performers, including AOL Time-Warner, Tyco International and Tenet Healthcare. We believed, however, that the overall stock market was fairly valued and poised for a recovery. As a result, we kept the Portfolio relatively aggressively positioned, emphasizing technology while reducing positions in defensive stocks. In hindsight, we probably were too aggressive too early, as the Portfolio lagged during the market downdrafts of September and early October. The Portfolio performed much better in the market rebound that began in October and extended into November, when we participated in the rallies without underperforming in the market dips.

Q: IN A DISAPPOINTING YEAR, WHAT WERE THE PERFORMANCE HIGHLIGHTS, AND WHERE DID
   THE GREATEST DISAPPOINTMENTS OCCUR?

A: A number of stocks turned in good performance, including L-3 Communications, a defense electronics contractor, Scios, a biotech company, and Exxon Mobil. Several major financial stocks that we added to the Portfolio during the year, including Citigroup and American Express, turned out to be positive performers. It was a difficult year, however, with many excellent companies posting very poor performance. Microsoft, the Portfolio's largest holding, for example, fell 23% during the year, despite its solid fundamentals and dominant position in the marketplace. Similarly, pharmaceutical company Pfizer performed very poorly, with its stock falling by 22.5%, primarily because of controversy over its acquisition of Pharmacia. However, Pfizer's fundamentals remained superior to competitors such as Merck and Johnson & Johnson, both of which had far better performance.

Q: WHAT IS YOUR INVESTMENT OUTLOOK?

A: We believe the stock market is ready for a rebound and so we plan to keep the Portfolio relatively aggressively positioned. We intend, however, to increase the overall diversification of the Portfolio by increasing the number of positions. As we do so, we will pursue an overall strategy of seeking growth stocks selling at reasonable prices. We favor companies that are demonstrating clear signs of earnings growth and yet are selling at reasonable valuations, as indicated in stock price measures such price/earnings multiples. We plan to keep the Portfolio's sector weightings consistent with those of the benchmark Russell 1000 Growth Index, but we intend to seek a performance advantage through stock selection. We have structured the Portfolio to perform well when the market rises, even if a raging bull market rally never materializes.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO+       PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                      90%
Temporary Cash Investment               10%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Retail                        24.10%
Office                        21.90%
Apartment                     19.20%
Diversified                   10.90%
Hotel                          8.80%
Industrial                     7.90%
Self Storage                   5.30%
Manufactured Homes             1.90%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. Equity Office Properties Trust                               7.48%
   2. Simon Property Group, Inc.                                   5.70
   3. General Growth Properties, Inc.                              4.31
   4. ProLogis Trust                                               4.25
   5. Starwood Hotels & Resorts                                    3.93

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                         12/31/02        12/31/01
Net Asset Value per Share                                 $14.47          $14.77

DISTRIBUTIONS PER SHARE                                SHORT-TERM      LONG-TERM
(1/1/02 - 12/31/02)                     DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                        $0.6930        $    -          $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER REAL ESTATE SHARES VCT PORTFOLIO at net asset value, compared to that of the Wilshire Real Estate Securities Index and of the Standard & Poor's (S&P) 500 Index. The Wilshire Real Estate Securities Index is more representative of the Portfolio's holdings than the S&P 500 Index, and the Portfolio will compare its performance to only the Wilshire Real Estate Securities Index in the future. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[CHART]

             PIONEER REAL ESTATE      WILSHIRE REAL                S&P 500
             SHARES VCT PORTFOLIO*    ESTATE SECURITIES INDEX++    INDEX
     3/31/95                  $10,000                      $10,000    $10,000
                              $11,696                      $11,322    $12,528
    12/31/96                  $15,875                      $15,497    $15,396
                              $19,235                      $18,565    $20,527
    12/31/98                  $15,629                      $15,330    $26,381
                              $14,977                      $14,841    $31,920
    12/31/00                  $19,397                      $19,403    $29,014
                              $20,911                      $21,431    $25,579
    12/31/02                  $21,440                      $21,983    $19,943

++ Index comparison for Wilshire Real Estate Securities Index begins on 2/28/95.
   The Wilshire Index is a market-capitalization weighted measure of the performance of real estate investment trusts (equity and hybrid) and real estate operating companies. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2002)

NET ASSET VALUE*

Life-of-Class (3/1/95)          10.22%
5 Years                          2.20%
1 Year                           2.53%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

+  Formerly Pioneer Real Estate Growth VCT Portfolio

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/02

Amidst great economic and geopolitical uncertainty, real estate stocks provided solid footing for investors during 2002. Of course, real estate investments experienced their own gyrations and deteriorating fundamentals, since they are not immune to the vagaries of the U.S. economy. However, the sector proved to be relatively resilient, providing one of the few safe harbors for the third year in a row. Furthermore, as portfolio manager Jeff Caira discusses in the following interview, the above-average income-producing ability of these stocks is adding to their appeal, as investors reevaluate their expectations for stock performance in 2003 and beyond.

Q: THE PORTFOLIO ACHIEVED SOLID DOUBLE-DIGIT PERFORMANCE FOR THE FIRST HALF OF
   ITS FISCAL YEAR. DID THIS TREND CONTINUE DURING THE SECOND HALF?

A: No, but it was still a positive year. The second half of the fiscal year proved to be a more challenging environment than the first, with many subsectors of the real estate market showing increasing vulnerability to the weaker U.S. economy. Furthermore, the price swings within and across many subsectors were dramatic, particularly in the hotel sector, where some REITs' stock prices doubled and then fell by half during the course of the fiscal year. For the year ended December 31, 2002, the Portfolio's total return at net asset value was 2.53%. By comparison, the Wilshire Real Estate Securities Index, the Portfolio's benchmark, returned 2.66% for the same period.

Q: DID ANY OF THE PORTFOLIO'S SUBSECTOR WEIGHTINGS CHANGE MEASURABLY DURING THE
   COURSE OF THE FISCAL YEAR?

A: Given the heightened uncertainty and volatility, we brought the property type weightings in the Portfolio more closely in line with its benchmark, to limit risk. We lowered the Portfolio's exposure to apartment and office REITs, which are encountering lower earnings as a result of sluggish economic growth. Although we increased investments in retail REITs during the course of the fiscal year, which has been very beneficial, the Portfolio did hold a slightly underweighted position on December 31, 2002. We think it will become increasingly difficult for retail REITs to outperform as long as the retailers continue to struggle. The hotel weighting remained below that of the benchmark for the entire year, but we reduced the size of the underweighting in the later half of the fiscal year.

Q: WHY HAVE THE PORTFOLIO'S RETAIL HOLDINGS DONE SO WELL IN SPITE OF THE
   SLOWDOWN?

A: The Portfolio's retail exposure is focused on publicly owned regional shopping center REITs, which we think own the best mall properties in the United States. The retailers in these malls may be struggling to some degree in the current slowdown, but they are strategically located to attract the most shoppers and tend to have the highest sales per square foot. Secondly, lease terms for mall tenants tend to run 20 years or longer, providing stable cash flow for these REIT companies.

Q: THE WEAK ECONOMY AND ACCOUNTING IRREGULARITIES HAVE UNDERSCORED THE
   IMPORTANCE OF INVESTING IN HIGH-QUALITY COMPANIES. HOW HAS THE PORTFOLIO BENEFITED FROM THIS TREND?

A: Investors' preference for high-quality investments was very positive for the prices of successful REITs comprising your Portfolio. The Portfolio's history of focusing on high-quality companies is rooted in our belief that outstanding real estate companies with strong balance sheets, proven management experience and a focused business strategy will succeed in any market environment.

Q: WHAT IS YOUR OUTLOOK?

A: Today, we're seeing a contrast between deteriorating fundamentals in the real estate industry and near-record dividend yield spreads. On December 31, 2002, U.S. equity REITs were generating an average yield of 7.10% versus 3.9% for 10-year U.S. Treasury notes. The spread differential between these two investments, a common measure of the income performance of REITs is well above the historical average. Given this margin, we're looking closely at REIT companies to make sure their dividends are secure and do not exceed their long-term cash flow.

   With REITs demonstrating relatively weak performance at the operating level, we would not be surprised to see the real estate industry undergo further deterioration as we enter 2003. By focusing on REITs that do not have a lot of new development, have core growth of existing assets and balance sheets, we believe we will be in the best position to maintain positive performance in the new year.

[SIDE NOTE]

Real estate investments may be subject to special risks, including risks related to general and local economic conditions and risks related to an individual property.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                                     88.40%
Depositary Receipts for International Stocks            5.10%
Temporary Cash Investments                              5.00%
International Common Stocks                             1.50%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financial                             16.30%
Industrials                           14.30%
Consumer Discretionary                14.30%
Information Technology                11.50%
Health Care                           11.20%
Consumer Staples                      10.90%
Energy                                 8.70%
Materials                              6.50%
Telecommunication Services             4.10%
Utilities                              2.20%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. ChevronTexaco Corp.                                          2.79%
   2. IBM Corp.                                                    2.33
   3. SBC Communications, Inc.                                     2.25
   4. Schering Plough Corp.                                        2.06
   5. Exxon Mobil Corp.                                            1.95

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                         12/31/02        12/31/01
Net Asset Value per Share                                 $15.28          $19.08

DISTRIBUTIONS PER SHARE                                SHORT-TERM      LONG-TERM
(1/1/02 - 12/31/02)                     DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                        $0.1817        $     -         $     -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER FUND VCT PORTFOLIO at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

             PIONEER FUND
             VCT PORTFOLIO*  S&P 500 INDEX
    10/31/97         $10,000           $10,000
                     $10,543           $10,654
    12/31/98         $13,296           $13,692
                     $15,411           $16,567
    12/31/00         $15,600           $15,059
                     $13,908           $13,276
    12/31/02         $11,261           $10,350

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2002)

NET ASSET VALUE*

Life-of-Class (10/31/97)         2.32%
5 Years                          1.31%
1 Year                         -19.03%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/02

In the following discussion, John Carey, portfolio manager of Pioneer Fund VCT Portfolio gives his overview of the challenging market of last year and how it affected the Portfolio.

Q: PLEASE DISCUSS THE RESULTS FOR THE PORTFOLIO OVER THE PAST YEAR.

A: Throughout the year 2002, investors were troubled by earnings shortfalls, corporate scandals, international tensions and the uncertain economy. While the market from time to time showed strength, it finished the year with a thud. As measured by the Standard & Poor's 500, the market closed down 22.10%. By comparison, the Portfolio declined by 19.03% at net asset value.

   Especially painful were the declines in our pharmaceutical and automotive stocks. Technology issues turned in another awful year. Individual securities in the energy and financial-services sectors also hurt performance. On the brighter side, we had some outstanding successes in the industrials and consumer staples. Our gold-mining stock, Newmont Mining, was up 55% as speculators flocked to precious metals at an anxious time in world affairs.

Q: WHAT IS YOUR VIEW OF THE CURRENT MARKET ENVIRONMENT? HOW DOES THE WORLDWIDE
   POLITICAL SITUATION AFFECT THE WAY YOU STRUCTURE THE PORTFOLIO?

A: The market remains difficult, though we believe one might reasonably expect some improvement with a better economy. Major short-term issues for the market include, for sure, the problems with Iraq and North Korea, the chaos in Venezuela, and the financial distress in Brazil, among other international trouble spots. The management and accounting offenses disclosed over the past year or so also remain fresh in investors' memories. It has likewise seemed that no sooner did the November elections end than the 2004 presidential campaign began. The possibility that at last some consensus might emerge in Washington over fiscal stimuli, tax relief and regulatory reform now appears less likely, though we may yet be surprised.

Q: ARE THERE ANY SECTORS YOU FIND PARTICULARLY ATTRACTIVE NOW OR, ALTERNATIVELY,
   THAT YOU ARE AVOIDING?

A: We remain interested in some of the cyclical sectors and industries that we think might respond well as the business cycle turns upward. Basic materials, energy, industrials, and consumer discretionary are all sectors where we have significant holdings. We have average exposure to technology, where we do see the prospects for recovery, but where the stock-price valuations are not in every case as cheap as one might expect. We have been cautious on the financials, though we continue "nibbling" at them when we see a buying opportunity. Health care is also an area where we are underweight relative to the S&P 500.

   During the second half of the year, we added eight positions to the Pioneer Fund VCT Portfolio and eliminated fifteen positions. New positions included Lockheed Martin, leader in aerospace; United Parcel Service, premier package deliverer; Family Dollar Stores, discount retailer; United Health Group and Wellpoint Health Network, health-care providers; and Consolidated Edison and Southern Company, electric utilities. We also received shares of Del Monte Foods in a spin out from H. J. Heinz.

   Shares sold covered the gamut from technology and retailing to entertainment and pharmaceuticals. In some cases, notably in our sales of Kohl's and Viacom, we realized very substantial profits from long-term holdings that we thought had reached a full value. In other cases, for example Electronic Data Systems, Interpublic, Safeway, Allegheny Energy, and Corning, we sold out of distress over the difficulties in which the companies found themselves. In other cases, for instance Ingersoll Rand and Glaxo SmithKline, we just felt we had more attractive alternatives.

Q: HOW CAN AN INVESTOR USE THE 75-YEAR HISTORY OF PIONEER TO HIGHLIGHT THE
   IMPORTANCE OF A LONG-TERM INVESTMENT HORIZON?

A: Over seven-and-a-half decades, we have seen many different kinds of markets, many different economic conditions, many different international situations. Yet over that whole period, stocks have usually moved higher when the fundamentals have supported such a move. The main driver of higher share prices has always been the earnings stream of the companies. Dividends, which companies pay out of earnings, have also contributed a substantial part of the total return on stocks over the long term. When companies have not done well, eventually their shares have not done well. There does appear to be a correlation between sound business success and attractive investment opportunities. In that sense, the stock market is not so difficult to predict, and the work we do is not so hard to understand.

   Also sometimes overlooked is the likelihood of making mistakes! That is why diversification is so important. We are reminded of the old saying, "Judgment comes from experience, experience comes from bad judgment." Over time it is possible to build up a "memory bank" of the kinds of things that can go wrong and the warning signs that they're about to happen. For us this is very much still a "work in progress," but our rich experience of 75 years has provided us with much material to form our judgment.

Q: AFTER THREE YEARS OF DREADFUL STOCK MARKETS, MANY PEOPLE ARE WONDERING IF
   THERE WILL BE A REBOUND IN 2003. WHAT ARE YOUR THOUGHTS?

A: In looking every day, as we do, at stock prices, we find that bad news appears reflected in many of the prices, but that good news is still greeted skeptically by investors and is not in too many of the prices. From our point of view as contrarian investors, the negative sentiment is a buying signal. Certainly prices are much lower than they were three years ago for companies that in many cases are bigger, stronger, and more profitable. In other cases, the market does not seem to have discounted at all the prospects for recovery in earnings at companies.

   Other encouraging conditions to which we would point include low interest rates, moderate inflation, high productivity, and implementation of major cost controls at many companies. Capital spending should, we think, improve over the next two years, and that will help increase the economic growth rate. Corporations are taking steps to restore their credibility. Inventories are under control. In short, there are reasons for optimism.

   Thank you very much for your continued support during these challenging times.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                     90.30%
Temporary Cash Investments              6.10%
U.S. Convertible Securities             3.60%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financials                       20.20%
Utilities                        17.50%
Consumer Discretionary           17.20%
Industrials                      14.00%
Energy                           11.10%
Health Care                       8.70%
Consumer Staples                  6.90%
Materials                         4.40%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. ChevronTexaco Corp.                                          4.14%
   2. Exxon Mobil Corp.                                            3.56
   3. ConocoPhillips                                               3.43
   4. Paccar, Inc.                                                 3.22
   5. SBC Communications, Inc.                                     2.91

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                         12/31/02        12/31/01
Net Asset Value per Share                                 $15.11          $18.40

DISTRIBUTIONS PER SHARE                              SHORT-TERM        LONG-TERM
(1/1/02 - 12/31/02)                   DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                      $0.4054        $     -           $     -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER EQUITY INCOME VCT PORTFOLIO at net asset value, compared to that of the Russell 1000 Value Index and of the Standard & Poor's (S&P) 500 Index. The Russell 1000 Value Index is more representative of the Portfolio's holdings than the S&P 500 Index, and the Portfolio will compare its performance to the Russell 1000 Value Index in the future. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

             PIONEER EQUITY INCOME VCT      RUSSELL 1000
             PORTFOLIO*                     VALUE INDEX+    S&P 500 INDEX
     3/31/95                   $10,000           $10,000          $10,000
                               $12,025           $12,632          $12,528
    12/31/96                   $13,852           $15,366          $15,396
                               $18,732           $20,773          $20,527
    12/31/98                   $22,816           $24,021          $26,381
                               $23,092           $25,787          $31,920
    12/31/00                   $26,522           $27,597          $29,014
                               $24,673           $26,054          $25,579
    12/31/02                   $20,770           $22,008          $19,943

+ Index comparison begins 2/28/95. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in any Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2002)

NET ASSET VALUE*

Life-of-Class (3/1/95)          10.16%
5 Years                          2.09%
1 Year                         -15.82%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/02

In the following discussion, John Carey, Pioneer Equity Income VCT Portfolio's manager, gives his overview of the past year and explains how the Portfolio performed in a volatile investment environment.

Q: HOW DID THE PORTFOLIO PERFORM OVER THE PAST YEAR?

A: At the beginning of 2002, a number of market observers doubted the likelihood of a down year, suggesting that three such consecutive occurrences are statistically unusual. However, major market indices like the Dow, the S&P 500 and the Nasdaq Composite Index were all down for the twelve months ended December 31, 2002. They returned -15.04%, -22.05% and -31.53%, respectively. Pioneer Equity Income VCT Portfolio returned -15.82%, at net asset value for the twelve months ended December 31, 2002. The Portfolio's benchmark index, the Russell 1000 Value Index, was down 15.52% for the same period.

Q: WHAT AFFECTED THE PORTFOLIO'S PERFORMANCE?

A: The largest contributor to relative performance was our security selection in the industrial sector. For example, one of the Portfolio's largest positions, Paccar, a truck and truck part manufacturer, was up during the year. The company experienced healthy sales of its heavy-duty trucks before tougher pollution standards were imposed on October 1, 2002. One of our convertible preferred holdings, Union Pacific, also performed well for the year.

   Our security selection in the consumer discretionary sector also contributed positively to performance. Eastman Kodak, a photo equipment and supplies company, saw its stock rise after the company put cost cutting initiatives into place during the year. Cedar Fair, an amusement park operator, outperformed the market due to its attractive dividend yield. McGraw-Hill, a global information services provider well known for its publications such as BUSINESS WEEK magazine, also outperformed the market.

   Among the top contributors to absolute performance was Sara Lee, a food products company, and two energy companies, Questar and Constellation Energy. In the case of Questar and Constellation Energy, investors were attracted to their healthy dividend yields.

Q: YOU'VE NAMED HOLDINGS THAT HELPED. WHAT ABOUT THE ONES THAT HURT THE
   PORTFOLIO'S PERFORMANCE?

A: The Portfolio's underexposure to the financial sector and security selection in this sector detracted from performance, as financials outperformed the broader market. For example, Alliance Capital Management, an investment manager, was down significantly due to decreased revenues in light of the volatile investment atmosphere.

   ChevronTexaco, an energy company, was among our largest detractors from absolute performance. The company posted disappointing results due to losses in one of its holdings, energy company Dynegy, which suffered despite rising oil prices. In the health care sector, two of our holdings performed especially poorly for the year. Bristol-Meyers Squibb experienced disappointments in its drug development, and Schering Plough's results were negatively affected by a large fine it received because of manufacturing flaws at several of its plants.

Q: WHAT IS YOUR OUTLOOK FOR THE NEW YEAR?

A: We remain cautiously optimistic for 2003, although acknowledging several global wild cards, such as war in the Gulf, increased terrorist activity, and continued global economic malaise. However, inflation and unemployment in the U.S. are still low by historical standards. But we are hopeful that industry executives will also begin to feel more confident in the strength of the economy and place more emphasis on capital expenditures moving forward. This is one aspect of the stock market that has been missing for some time and that we think will help propel valuations higher in 2003.

PIONEER BALANCED VCT PORTFOLIO                  PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                              52.70%
U.S. Government Agency Obligations              21.00%
Corporate Bonds                                 14.60%
Temporary Cash Investments                       7.00%
U.S. Treasury Obligations                        4.70%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of long-term holdings)

Government                            23.70%
Consumer Staples                      17.30%
Consumer Discretionary                11.60%
Financials                            11.00%
Industrials                            9.30%
Health Care                            7.50%
Energy                                 7.30%
Information Technology                 6.60%
Materials                              3.70%
Utilities                              1.00%
Telecommunication Services             1.00%

FIVE LARGEST HOLDINGS
(As a percentage of long-term holdings)

   1. Federal Home Loan Mortgage, 6.0%, TBA                        5.14%
   2. Wm. Wrigley Jr. Co.                                          2.86
   3. Northrop Grumman Corp.                                       2.82
   4. Berkshire Hathaway Inc. (Class B)                            2.81
   5. Anheuser-Busch Companies, Inc.                               2.81

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                         12/31/02        12/31/01
Net Asset Value per Share                                 $12.27          $13.91

DISTRIBUTIONS PER SHARE                              SHORT-TERM        LONG-TERM
(1/1/02 - 12/31/02)                   DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                      $0.2192        $    -            $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER BALANCED VCT PORTFOLIO at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index, Lehman Brothers Aggregate Bond Index and the Russell 3000 Index. The S&P 500 Index is more representative of the Portfolio's equity holdings than the Russell 3000 Index, and the Portfolio will compare its performance to the S&P 500 Index and the Lehman Brothers Aggregate Bond Index in the future. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                  PIONEER BALANCED VCT          LEHMAN BROTHERS            RUSSELL
                  PORTFOLIO*                    AGGREGATE BOND INDEX+      S&P 500 INDEX  3000 INDEX+
     3/31/95                   $10,000                       $10,000       $10,000        $10,000
                               $11,847                       $11,359       $12,528        $12,550
    12/31/96                   $13,536                       $11,687       $15,396        $15,288
                               $15,920                       $12,827       $20,527        $20,147
    12/31/98                   $16,341                       $14,042       $26,381        $25,011
                               $16,754                       $13,740       $31,920        $30,238
    12/31/00                   $17,668                       $15,368       $29,014        $27,983
                               $17,268                       $16,675       $25,579        $24,776
    12/31/02                   $15,496                       $18,518       $19,943        $19,439

+ Index comparison begins 2/28/95. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted measure of government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Indices.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2002)

NET ASSET VALUE*

Life-of-Portfolio (3/1/95)       6.01%
5 Years                         -0.46%
1 Year                         -10.27%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER BALANCED VCT PORTFOLIO                  PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/02

A new management team took responsibility for day-to-day portfolio management of Pioneer Balanced VCT Portfolio, effective December 1, 2002. In the following interview, Timothy Mulrenan, who is responsible for the equity portfolio, and Richard Schlanger, who is responsible for the fixed income portfolio, discuss the markets during the past year and the investment strategies they have implemented since assuming responsibility for the Portfolio.

Pioneer Balanced VCT Portfolio posted a -10.27% return at net asset value for the year ended December 31, 2002. It was a challenging and volatile year for the capital markets in 2002 in the United States, when all classes of equities turned in big losses. As investors sought out quality in a time of uncertainty, high quality securities turned in the best performance in fixed income markets.

Q: HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT THAT INFLUENCED THE
   PORTFOLIO'S RESULTS?

A: Anxieties about geopolitical problems and a sluggish economy heavily influenced both the fixed income and equity markets. Heightened tensions from problems in the Middle East, Iraq and Korea created apprehension about the international situation. Meanwhile, sluggish growth, rising unemployment and weak capital investment raised fears about the health of the economy. Moreover, controversies about corporate governance and questionable accounting combined with the highly publicized bankruptcies of major companies further undermined investor confidence.

   In the fixed income market, this led to a flight to quality. Treasuries, the highest quality securities, had the best overall performance. Mortgage-backed securities issued by government-related enterprises also performed very well. Corporate bonds, both investment grade and high yield, lagged in performance for much of the year and the yield spreads -- the differences between the yields of Treasuries and lower-quality securities -- grew wider and wider. In the final month of the year, corporate securities finally staged somewhat of a comeback, outperforming government securities.

   Throughout the year in the fixed income market, longer-term securities substantially outperformed short-term securities as investors sought out higher yields, especially in high-quality securities. The gap between short-term and long-term yields grew even steeper at the end of the year. In November, the Federal Reserve moved to stave off a recession by lowering short-term rates by one-half of one percentage point, pushing the already-low yields on shorter term securities to their lowest levels in decades. The Federal Funds Rate dropped to 11U4%.

   The equity market suffered its third successive year of negative performance. The S&P 500 Index, for example, fell by 22.10% during 2002. We saw a continuation of the revaluation of all classes of equities following the excessive stock-price run-ups of the late 1990s. The stock market bubble of the late 1990s had led to record levels of corporate and consumer debt and contributed to imbalances that still had not been corrected as 2002 came to a close.

   The struggling economy, disappointing corporate profits and rise in both business and personal bankruptcies all had an impact on the equity markets. The worst performing industries were those with the greatest overcapacity, including technology, telecommunications and some parts of the retail industry.

Q: HAS THE NEW MANAGEMENT TEAM MADE ANY CHANGES IN ASSET ALLOCATION?

A: Yes. Immediately after taking responsibility for the Portfolio, we adjusted the target allocation to 55% equities and 45% fixed income. That is a substantially higher fixed income allocation than for most of the past year, when equities often comprised more than 70% of Portfolio assets

Q: HOW HAS THE NEW TEAM MANAGED THE FIXED INCOME ALLOCATION?

A: We moved to increase the current income of the Portfolio by selling short-term Treasuries, investing in more mortgages and increasing our holdings among corporate bonds. We did not increase our commitment to corporates securities even further because we were concerned that their rally during December may have gone too far and they were vulnerable to a correction. However, if the yield spreads between corporate securities and Treasuries widen again, we may increase our investments in corporates further.

   We kept credit quality high, with an average credit rating of AA. Less than one-half of one percent was in high yield. The average maturity of securities was 5.07 years, with effective duration at 3.42 years.

Q: HOW HAS THE TEAM MANAGED THE EQUITY ALLOCATION?

A: As we lowered the equity allocation, we also substantially reduced the number of holdings in the Portfolio. We focused on large-cap companies and built the Portfolio based on bottom-up, individual stock analysis and selection, rather than sector allocations. We have a conservative style that emphasizes stable growth companies. Our most significant investments are in high quality, profitable companies with high returns on their capital and proven managements. These companies also tended to be among the dominant companies in their industries. We deemphasized industries, such as technology, whose earnings prospects were hindered by overcapacity.

Q: WHAT IS YOUR OUTLOOK FOR THE EQUITY MARKET?

A: We think we may see another volatile year, with the equity markets roiled by geopolitical concerns and a sluggish economy. The economy may be helped, however, by the fiscal and monetary stimulus of the federal government. Given this uncertainty, we intend to keep the Portfolio focused on quality companies with strong balance sheets, superior business models and industry-leading franchises that are not reliant on an economic rebound to do well.

Q: WHAT IS YOUR OUTLOOK FOR THE FIXED INCOME MARKET?

A: We are also keeping the Portfolio conservatively positioned, emphasizing quality and focusing on short- and intermediate-term securities. We believe long-term rates could spike up, eroding prices, because of the growing federal budget deficit. The weakening U.S. dollar also could adversely affect government securities, many of which are owned by foreign investors who might find more attractive opportunities elsewhere.

   We expect to continue to emphasize mortgage securities more than Treasuries, and we may increase our allocation to corporate bonds following any correction in their prices from their December rally. We also may lighten our Treasury/Agency position further if there is any easing in international tensions, but we will maintain our emphasis on high-quality, income providing bonds.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment in securities)

Convertible Corporate Bonds           51.40%
Corporate Bonds                       37.00%
Temporary Cash Investment              6.30%
Convertible Preferred Stock            5.30%

[CHART]

MATURITY DISTRIBUTION
(Effective life as a percentage of total investment portfolio)

1 - 3 years           16%
3 - 4 years           39%
4 - 6 years           33%
6 - 8 years            5%
8+ years               7%

FIVE LARGEST HOLDINGS
(As a percentage of total investment in securities)

   1. IVAX Corp., 4.5%, 5/15/08                                             3.99%
   2. Affymetrix Inc., 4.75%, 2/15/07                                       3.31
   3. Crescent Real Estate, 9.25%, 4/15/09                                  3.28
   4. Meristar Hospitality, 9.125%, 1/15/11                                 3.16
   5. Freeport-McMoRan Copper & Gold, Inc., 8.25%, 1/31/06 (144A)           3.09

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                         12/31/02        12/31/01
Net Asset Value per Share                                  $9.27          $10.33

DISTRIBUTIONS PER SHARE                              SHORT-TERM        LONG-TERM
(1/1/02 - 12/31/02)                   DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                      $0.917136      $    -            $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER HIGH YIELD VCT PORTFOLIO at net asset value, compared to that of Merrill Lynch
(ML) High Yield Master II Index and of the ML Index of Convertible Bonds (Speculative Quality). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                 PIONEER HIGH YIELD VCT     ML HIGH YIELD      ML INDEX OF CONVERTIBLE
                             PORTFOLIO*   MASTER II INDEX  BONDS (SPECULATIVE QUALITY)
     5/31/00                    $10,000           $10,000                      $10,000
                                $10,623            $9,770                       $8,424
    12/31/01                    $12,387           $10,207                       $7,882
    12/31/02                    $12,211           $10,013                       $7,747

+ Index comparisons begin on 4/30/00. The ML High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The ML Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2002)

NET ASSET VALUE*

Life-of-Class (5/1/00)           6.96%
1 Year                          -1.42%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/02

During a very difficult year for the high-yield market, Portfolio manager Margaret Patel provided performance roughly in line with the market. Below, Ms. Patel outlines the strategy she followed during the Portfolio's fiscal year.

Q: HOW DID THE PORTFOLIO PERFORM?

A: During the 12 months ended December 31, 2002, the Portfolio had a total return based on net asset value of -1.42% for the Portfolio's Class I shares. To compare, the Merrill Lynch High Yield Master II Index returned -1.89%.

Q: WHAT WAS THE ENVIRONMENT LIKE FOR THE HIGH-YIELD MARKET DURING THE PAST SIX
   MONTHS?

A: The yield spread between Treasury securities and high-yield bonds widened substantially. In other words, the yield advantage offered by high-yield bonds over Treasuries increased notably, signaling the dramatic underperformance of junk bonds. During the period, absolute and relative yields on junk bonds reached levels comparable to those found in early 1991, the last time high-yield bonds found themselves under similarly severe distress. Widening yield spreads reflected a background of a protracted sluggish economy as well as a declining equity market.

Q: WHAT FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

A: The Portfolio was helped during the first 10 months of the year due to our general avoidance of those sectors that posted the worst performance, including telecommunications, airlines, and selected media issuers. However, the Portfolio did not benefit from the low-quality rally in November and December because of its focus on more moderate quality bonds with more stable outlooks.

Q: WHAT WAS YOUR STRATEGY DURING THE PERIOD?

A: We continued to avoid sectors that we believed would suffer more during periods of economic sluggishness, as well as those that we felt would not participate fully in the economic rebound that began during the past several months and that we expect to strengthen in 2003. We looked to concentrate investments in companies with leading positions in their industries, favoring businesses in cyclical - economically sensitive industries - such as basic materials, including chemicals, containers, nonferrous metals, and paper and forest products. In addition, we selected capital goods, building products, electrical service and equipment suppliers, homebuilders and retailers, as well as consumer cyclical companies such as firms that distribute equipment to automobile manufacturers. We also continued to increase the Portfolio's holdings in health care, looking to add to its stake in acute care hospitals, biotechnology, and generic pharmaceutical providers, which should benefit from long-term demographic trends. Real estate captured some of our attention, due to our contention that the sector should benefit from additional declines in interest rates. Technology remained a cornerstone of the Portfolio. We favored selected semiconductor and semiconductor capital equipment manufacturers.

Q: WHAT WAS YOUR APPROACH WITH CONVERTIBLE SECURITIES?

A: They remained an important part of the Portfolio. We look to invest in convertible securities selling at discounted prices and offering high yields, to invest in those industries where generic high-yield bonds might not be available, particularly smaller companies in rapidly growing industries. For instance, the Portfolio's technology and health care allocations are well populated with convertible securities. These investments offer the possibility of price appreciation if the underlying value of the company's stock rises. Investors in convertible bonds can garner the same yield as bonds in the high-yield market. In addition, if the underlying stock price rises, the value of the convertible bond does as well.

Q: WHICH INVESTMENTS PROVED TO BE SOME OF THE TOP PERFORMERS DURING THE FISCAL
   YEAR? WHICH DISAPPOINTED?

A: Within a difficult investment environment, basic materials and energy securities tended to maintain their value, the former because they held less debt and benefited from the anticipation of a continuing economic rebound, and the latter because of stronger energy prices. Among the investments in these areas that held up well were copper producer Freeport McMoRan and holdings in the energy field, including Nuevo Energy and Parker Drilling. The Portfolio's real estate, home building and construction-related investments also proved generally resilient due to the positive influence of low interest rates.

   Among the investments that proved disappointing was Peregrine Software, which we sold when the company's earnings were restated at dramatically lower levels reflecting improper accounting methods. And although other technology holdings were volatile, many securities, including Conexant Systems, fell in price reflecting a weak environment for the semiconductor sector. Lucent Technology also struggled, as it was adversely impacted by declining telecommunications capital spending and concerns about declining revenues.

Q:  WHAT IS YOUR OUTLOOK?

A: We believe the economic rebound has already begun and is clearly on course to improve, with expansion likely into 2003. Economic growth should be assisted by an accommodative Federal Reserve Board monetary policy and the prospect of further fiscal stimulus by the federal government in the aftermath of November's elections. We expect the economy's acceleration and improvement to be reflected in improving prices for high-yield bonds and declining default rates. As a result, we anticipate a generally positive backdrop for the markets in which the Portfolio invests.

[SIDE NOTE]

The Portfolio invests in high-yield bonds, which may be subject to greater price fluctuations than investment-grade bonds.

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

Corporate Bonds                                 47.80%
Convertible Corporate Bonds                     16.80%
Foreign Government Bonds                        12.60%
U.S. Government Agency Obligations              15.00%
Asset-Backed Securities                          3.30%
Supranational Bonds                              2.70%
Temporary Cash Investment                        2.40%

[CHART]

QUALITY DISTRIBUTION
(As a percentage of debt holdings)

Below BBB                 52.40%
Treasury/Agency           25.30%
BBB                       15.80%
AA                         3.30%
A                          2.00%
AAA                        1.00%
Cash Equivalents           0.20%

FIVE LARGEST HOLDINGS
(As a percentage of debt holdings)

   1. U.S. Treasury Bond, 7.875%, 2/15/21                          3.72%
   2. Government of France, 3.0%, 7/25/09                          2.70
   3. Government of Canada, 6.0%, 6/1/11                           1.94
   4. U.S. Treasury Notes, 5.75%, 8/15/10                          1.70
   5. Government of Sweden I/L, 3.5%, 12/1/15                      1.67

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                         12/31/02        12/31/01
Net Asset Value per Share                                  $9.67           $9.33

DISTRIBUTIONS PER SHARE                              SHORT-TERM        LONG-TERM
(1/1/02 - 12/31/02)                   DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                      $0.6302        $    -            $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER STRATEGIC INCOME VCT PORTFOLIO at net asset value, compared to that of the Lehman Brothers U.S. Universal Index and of the Lehman Brothers Aggregate Bond Index. The Lehman Brothers U.S. Universal Index is more representative of the Portfolio's holdings than the Lehman Brothers Aggregate Bond Index, and the Portfolio will compare its performance to the Lehman Brothers U.S. Universal Index in the future. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                    PIONEER STRATEGIC    LEHMAN BROTHERS AGGREGATE   LEHMAN BROTHERS U.S.
                 INCOME VCT PORTFOLIO*                  BOND INDEX        UNIVERSAL INDEX
      Jul-99                  $10,000                      $10,000                $10,000
                              $10,070                      $10,099                $10,136
      Dec-00                  $10,525                      $11,273                $11,234
                              $11,251                      $12,225                $12,144
      Dec-02                  $12,458                      $13,478                $13,338

+ Index comparisons begin July 31, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. The Lehman Brothers Aggregate Bond Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either
   Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2002)

NET ASSET VALUE*

Life-of-Portfolio  (7/29/99)     6.62%
1 Year                          10.72%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/02

The Portfolio's diversified approach helped it overcome the effects of declining values in domestic high yield bonds. Investments in non-dollar-denominated investment-grade securities, selected emerging market issues and higher-quality U.S. government securities supported performance during a period in which the U.S. dollar weakened on the international currency exchange. In the following interview, Kenneth J. Taubes discusses the factors that influenced the Portfolio's performance during the year. Mr. Taubes, head of Pioneer's Fixed Income Group, oversees the team responsible for the daily management of the Portfolio.

Q: HOW DID THE PORTFOLIO PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31, 2002?

A: The Portfolio performed very well, demonstrating the value of diversification. During the 12-month period, the Portfolio had a total return at net asset value of 10.72%, while the Lehman Brothers U.S. Universal Bond Index returned 9.83%.

Q: WHAT WERE THE MAIN FACTORS INFLUENCING PERFORMANCE?

A: The biggest positive influences were our investments in foreign bonds. We held positions in both high-quality foreign bonds and emerging market debt, both of which performed exceptionally well. Currency played a major role. During the year, foreign currencies posted strong gains against the dollar, while falling interest rates led to additional price gains. Investment-grade foreign holdings recorded average gains of more than 20% during 2002. Our allocations to this group rose as high as 20% during the year, although we finished the year with 18% of Portfolio assets in these securities. We had particularly good performance from euro-denominated securities and investments in currencies linked to the euro, such as the Danish and Swedish kroners. Toward the end of the year, we lightened our positions in Europe because of the superior values we saw in other currencies, including the Canadian and Australian dollars. We have become more enthusiastic about prospects in these resource-based economies. Bond yields are attractive and their economies have the potential to perform well when world economic growth rebounds and commodity prices rise.

   Despite the turmoil in countries such as Argentina and Brazil, where we had minimal exposure, emerging market debt had a strong year, gaining on average about 14%. Our country selections in this sector were excellent, and the Portfolio enjoyed strong performance from investments in Russia and Colombia. We had about 10% of Portfolio assets invested in emerging markets at the end of the year, although our positions were often higher during the year.

   In addition, rallies by U.S. Treasury and mortgage securities helped support Portfolio performance.

Q: WHAT WERE YOUR PRINCIPAL STRATEGIES WITH DOMESTIC INVESTMENTS?

A: We kept the Portfolio well diversified among different fixed-income sectors, taking advantage of changing conditions to adjust allocations during the year. We maintained a healthy emphasis on domestic high-yield bonds, which accounted for about 43% of assets at the end of 2002, although we had higher positions at points during the year. We believe the domestic economy is recovering, and we have focused our high-yield investments on companies that should benefit from the accommodative monetary policies of the Federal Reserve and a general economic expansion. The focus included many industrial and resource-based companies. Some examples include Phelps Dodge, which produces copper and other industrial materials, Cummins Inc., the engine company, and Nova Chemical Corp. The Portfolio's investment in bonds issued by the Chilean copper company Codelco is another example of this theme.

   We also had about 14% invested in investment-grade corporate bonds, as of December 31, 2002, 8% in mortgage-backed securities and 7% in U.S. Treasuries. Longer-maturity, high-grade securities, especially Treasuries, performed extremely well during 2002. Toward the end of the year, we reduced the Portfolio's interest-rate sensitivity, as reflected in its duration, because we became concerned that as the economy strengthened, interest rates could rise and bond prices could fall.

Q: WHAT IS YOUR OUTLOOK?

A: We have positioned the Portfolio to benefit from a healthy economy by emphasizing the corporate bond sector and by reducing sensitivity to potential interest rate increases. We think the economy is strengthening. While GDP grew at about 3% during 2002, much of that growth was concentrated in the housing, automobile and consumer-related industries. We saw very little corporate capital investment during the year. We think the industrial sector should show improvement during 2003. Inventories have been drawn down to very low levels. At some point, corporations will take advantage of favorable interest rates and begin to increase capital investment and industrial production. This should happen not only in the United States but throughout the world. Almost all major central banks have very accommodative monetary policies. In the United States, we also have the prospect of tax relief to stimulate the economy and help corporate profit growth.

   We believe that corporate bonds would already be performing better, were it not for heightened international tensions and the possibility of war with Iraq. As the situation with Iraq is resolved and tensions diminish, investments in corporate securities should perform well.

   Internationally, we still see potential weakness in the U.S. dollar versus other currencies, and so have maintained allocations in high-quality, currencies of countries such as Canada and Australia.

[SIDE NOTE]

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

International investing may involve special risks, including differences in accounting and currency as well as economic and political instability.

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Government Agency Obligations                 73%
U.S. Treasury Obligations                          22%
Temporary Cash Investment                           5%

[CHART]

MATURITY DISTRIBUTION
(Effective life as a percentage of total investment portfolio)

0 - 1 years        21.80%
1 - 3 years        43.70%
3 - 4 years         5.00%
4 - 6 years        14.70%
6 -8 years          2.70%
8+ years           12.10%

FIVE LARGEST HOLDINGS
(As a percentage of debt holdings)

   1. U.S. Treasury Notes, 6.5%, 2/15/10                                   10.70%
   2. U.S. Treasury Notes, 7.25%, 5/15/16                                   5.73
   3. U.S. Treasury Notes, 6.25%, 8/15/23                                   3.07
   4. Government National Mortgage Association, 6.5%, 6/15/31               2.95
   5. Federal Home Loan Mortgage Corp., 6.0%, 11/1/32                       2.31

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                         12/31/02        12/31/01
Net Asset Value per Share                                 $10.59          $10.06

DISTRIBUTIONS PER SHARE                              SHORT-TERM        LONG-TERM
(1/1/02 - 12/31/02)                   DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                      $0.4897        $     -           $     -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER AMERICA INCOME VCT PORTFOLIO at net asset value, compared to that of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index and of Lehman Brothers Government Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                      PIONEER AMERICA    LEHMAN BROTHERS GOVERNMENT    LEHMAN BROTHERS FIXED-RATE MORTGAGE-
                INCOME VCT PORTFOLIO*                    BOND INDEX+               BACKED SECURITIES INDEX+
     3/31/95                  $10,000                        $10,000                                $10,000
                              $10,574                        $11,302                                $11,098
    12/31/96                  $10,712                        $11,615                                $11,693
                              $11,616                        $12,727                                $12,802
    12/31/98                  $12,563                        $13,981                                $13,694
                              $12,246                        $13,667                                $13,947
    12/31/00                  $13,686                        $15,477                                $15,505
                              $14,573                        $16,598                                $16,779
    12/31/02                  $16,076                        $18,509                                $18,246

+ Index comparisons begin 2/28/95. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. The Lehman Brothers Government Bond Index is an unmanaged performance measure of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations of corporate debt guaranteed by the U.S. government. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2002)

NET ASSET VALUE*

Life-of-Portfolio (3/1/95)       6.24%
5 Years                          6.72%
1 Year                          10.32%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/02

The year 2002 was unsettling for most investors, as a muted economic recovery, geopolitical issues and concerns about corporate governance prompted market participants to seek safe havens for their assets. In this environment, fixed-income securities were the best performing asset class for the third year in a row, and the performance of government securities outpaced that of other types of fixed-income securities. Richard Schlanger, a member of the Pioneer fixed-income team, discuses the factors that had an impact on the fixed-income market and your Portfolio during the year.

Q: HOW DID THE PORTFOLIO PERFORM OVER THE 12-MONTH PERIOD ENDED DECEMBER 31,
   2002?

A: Pioneer America Income VCT Portfolio rewarded shareholders with healthy gains during the calendar year. For the 12-months ended December 31, 2002, the Portfolio's total return was 10.32%. In comparison, the Lehman Brothers Government Bond Index returned 11.50% and the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index returned 8.74%. The Portfolio also provided an attractive level of income while maintaining the highest credit quality of AAA. (Quality ratings apply to underlying Portfolio securities, not Portfolio shares).

Q: WHAT WAS THE ECONOMIC ENVIRONMENT LIKE DURING THE PERIOD?

A: Early in the year, it appeared that the economy was on course for recovery.
   During the first calendar quarter, economic growth was strong, and the yield on the 10-year Treasury bond rose to 5.40%. When data began to indicate that the economic recovery would be more subdued than originally thought, Treasury security yields declined significantly for the rest of the year. Ten-year Treasuries declined to 3.60% in September and early October. In addition, the Federal Reserve trimmed interest rates 0.50% in November. While this was the first time the Fed took action on interest rates in 2002, the central bank had reduced rates 11 times in 2001 in an effort to stimulate economic growth. At the end of 2002, the federal funds rate was at a 40-year low of 1.25%, and the discount rate was 0.75%. (The federal funds rate is the rate of interest that commercial banks charge each other for overnight loans. The discount rate is the interest rate charged by the Federal Reserve on loans to member banks.) In this environment, the yield curve steepened. (The yield curve shows the relationship between bond yields and maturity lengths. When the yield curve steepens, or slopes upward, yields on short-term bonds are lower than yields on long-term bonds. An upward sloping yield curve, often referred to as a positive yield curve, demonstrates the more typical relationship between bond yields and maturity lengths.) The general decline in interest rates resulted in lower mortgage rates, and homeowners refinanced their mortgages in record numbers. The refinancing boom provided consumers with extra disposable income, which they spent on automobiles, home improvement products and other durable goods. The high level of consumer spending was a significant help to the economy. Without it, economic growth would have been much weaker.

Q: WHAT EFFECT DID LOWER INTEREST RATES HAVE ON THE WAY YOU MANAGED THE
   PORTFOLIO?

A: Because Treasury yields were low, we favored mortgage-backed securities, issued by the Government National Mortgage Association (GNMA), which are backed by the full faith and credit of the U.S. government. (A full faith and credit backing applies to underlying Portfolio securities, not Portfolio shares.) We also bought mortgages issued by the Federal Home Loan Mortgage Corporation (Freddie Mac), and the Federal National Mortgage Association (Fannie Mae). At the beginning of the year, mortgages were selling at attractive valuations and their yields were higher than those of Treasury securities. Therefore, investing in mortgage-backed securities provided us with an opportunity to increase the Portfolio's income stream while maintaining AAA credit quality. We added to the Portfolio's mortgage position throughout the year, and by the end of the period, 66% of assets were in mortgages. Because of the large amount of refinancing activity, we were very selective in choosing mortgages for the Portfolio. Refinancing, or prepaying mortgages, can result in a lower return for mortgage securities, because once a mortgage is repaid the mortgage issuer offers newer mortgages with lower yields. To reduce the volatility that could have occurred from mortgage prepayments and to maintain a relatively high level of income, we focused on mortgages with coupons of 6.0% and 6.5%. We bought new mortgages, because we believed that unless interest rates declined dramatically, homeowners would be reluctant to go through the task of refinancing. In addition, we bought Oseasoned paper,O or mortgages that had been issued previously and for which homeowners had already passed on opportunities to refinance at lower rates.

   We also invested in U.S. Treasury and agency securities, such as those issued by the Federal Farm Credit Bank, and the Federal Home Loan Bank, to take advantage of the steep yield curve. The issuers of these AAA-rated securities are government-sponsored enterprises that carry the implied backing of the U.S. government.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A: As we look ahead, we believe that the possibility of war in the Middle East, higher oil prices, the de-leveraging of corporate balance sheets and a tapped-out consumer may cause the economy to remain sluggish, at least during the first half of 2003. Therefore, the Federal Reserve may lower rates one more time. While short-term rates may decline slightly, we expect the interest-rate environment to be much more stable than it was in 2002 and believe bonds will trade in a limited range during the near term before trading higher later in the year. We think mortgage securities will outperform Treasuries, and we have positioned the Portfolio to take advantage of this type of environment. The Portfolio continues to be an appropriate vehicle for investors with large equity positions who may want to diversify assets and for those who are retired or are nearing retirement and want a steady income stream.

[SIDE NOTE]

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER MONEY MARKET VCT PORTFOLIO              PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/02

Money market yields remained low throughout 2002, falling to their lowest levels in decades when the U.S. Federal Reserve Board cut the federal funds rate by one-half of one percentage point in November in an effort to stimulate the economy. During the 12-months ended December 31, 2002, Pioneer Money Market VCT Portfolio provided current income consistent with this very low-yielding investment environment, while maintaining a $1 share price. The Portfolio invests exclusively in high-quality money market instruments issued by the U.S. government and domestic corporations and banks. All issues have the highest ratings from the two leading nationally recognized rating organizations: A1 by Standard & Poor's Investors Services and P1 by Moody's Investors Services. (Ratings apply to underlying securities, not Porfolio shares.)

In the following discussion, Andrew D. Feltus reviews the investment environment and the strategies that affected the Portfolio's performance over the 12 months. Mr. Feltus is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Portfolio.

Q: HOW DID THE PORTFOLIO PERFORM?

A: For the 12 months ended December 31, 2002, the Portfolio had a total return of 1.19%. On December 31, 2002, the seven-day effective yield on the Portfolio was 0.77%.

Q: WHAT FACTORS INFLUENCED PERFORMANCE?

A: Strategy changes we made during the past year helped the Portfolio post good relative performance. We have given the Portfolio greater flexibility, but we have not compromised on credit quality. We still invest in only the highest quality, safest money market instruments.

   We expanded the Portfolio's diversification by increasing the number of different holdings. Whereas we formerly invested only in commercial paper, we now also invest in short-term corporate bonds and U.S. government agency bonds with maturities of less than one year. This gives us the opportunity to search for mispriced securities offering relatively higher yields.

   We also have somewhat lengthened the range of maturities in which we may invest. The Portfolio formerly had an average duration of about 30 days, however, we now have the flexibility to bring that average to as high as 90 days if attractive opportunities present themselves. As of December 31, 2002, the Portfolio's average duration was 53 days.

Q: WHAT WAS THE INVESTMENT ENVIRONMENT LIKE IN 2002, AND HOW DID THAT AFFECT
   STRATEGY?

A: The key factors that affected money market rates were the low federal funds rate and the fact that the Federal Reserve cut the rate by one-half of one percentage point, to just 1.25% in November 2002. The Federal Reserve kept this rate low because of worries about a number of economic issues, including a slowdown in global economic growth and the threat of deflation. Although the final figures for Gross Domestic Product for 2002 probably will show a growth rate of about 3%, the Federal Reserve continues to worry about weakness in the economy.

   Early in the year, we picked up additional yield by investing in some securities with six- and nine-month maturities. However, as the year progressed, the yield spread narrowed and we found we could no longer gain yield in these securities. Because of the absence of any yield advantage among longer duration securities and because of our expectation that the Federal Reserve would cut rates further, we lowered average duration toward the end of the year.

Q: WHAT IS YOUR INVESTMENT OUTLOOK?

A: We anticipate the Portfolio's duration will remain in the 55- to 65-day range for the coming months. However, if we believe that the economy is strengthening and that the Federal Reserve may start raising the federal funds rate we are likely to further reduce duration. We intend to monitor this situation closely. At the same time, we will seek to enhance yield by buying assets that are undervalued but that do not compromise credit quality or add to risk.

PRICES AND DISTRIBUTIONS

                                                         12/31/02        12/31/01
Net Asset Value per Share                                  $1.00           $1.00

DISTRIBUTIONS PER SHARE                              SHORT-TERM        LONG-TERM
(1/1/02 - 12/31/02)                   DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                      $0.0112        $    -            $    -

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2002)

 NET ASSET VALUE*

Life-of-Portfolio (3/1/95)       4.18%
5 Years                          3.86%
1 Year                           1.19%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

   SHARES                                                                  VALUE
             PREFERRED STOCKS - 3.1%
             CAPITAL GOODS - 0.2%
             AEROSPACE & DEFENSE - 0.2%
      1,900  Embraer Aircraft Corp. (A.D.R.)                         $    30,210
                                                                     -----------
             TOTAL CAPITAL GOODS                                     $    30,210
                                                                     -----------
             BANKS - 1.0%
  3,085,200  Banco Itau S.A.                                         $   149,467
                                                                     -----------
             TOTAL BANKS                                             $   149,467
                                                                     -----------
             TECHNOLOGY HARDWARE & DEVELOPMENT - 0.3%
             TELECOMMUNICATIONS EQUIPMENT - 0.3%
      2,500  Telebras (A.D.R)*                                       $    46,625
                                                                     -----------
             TOTAL TECHNOLOGY
             HARDWARE & DEVELOPMENT                                  $    46,625
                                                                     -----------
             TELECOMMUNICATION SERVICES - 0.9%
             INTEGRATED TELECOMMUNICATION SERVICES - 0.7%
     13,701  Tele Norte Leste Participacoes (A.D.R.)*                $   100,702
                                                                     -----------
             WIRELESS TELECOMMUNICATION SERVICES - 0.2%
      2,300  Telemig Celular Participacoes (A.D.R.)                  $    38,870
                                                                     -----------
             TOTAL TELECOMMUNICATION SERVICES                        $   139,572
                                                                     -----------
             UTILITIES - 0.7%
             ELECTRIC UTILITIES - 0.7%
  3,162,436  Cemig-Cia Energetica*                                   $    23,629
     24,500  Centrais Electricas Brasileiras SA (A.D.R.)                  81,156
                                                                     -----------
                                                                     $   104,785
                                                                     -----------
             TOTAL UTILITIES                                         $   104,785
                                                                     -----------
             TOTAL PREFERRED STOCKS
             (Cost $479,940)                                         $   470,659
                                                                     -----------
             COMMON STOCKS - 92.6%
             ENERGY - 9.6%
             INTEGRATED OIL & GAS - 4.7%
     28,400  CNOOC Ltd.                                              $    36,963
      3,680  Lukoil Holding (A.D.R.)                                     223,560
     19,200  Petrobras Brasileiro (A.D.R.)                               257,280
      7,000  Surgutneftegaz (A.D.R.)*                                    109,550
 18,348,550  Tupras-Turkiye Petrol Rafinerileri A.S.                      85,828
                                                                     -----------
                                                                     $   713,181
                                                                     -----------
             OIL & GAS EXPLORATION & PRODUCTION - 1.2%
    169,000  China Petroleum & Chemical                              $    28,389
      3,200  Mol Magyar Olaj                                              74,612
     73,100  PTT Public Co., Ltd.                                         71,575
                                                                     -----------
                                                                     $   174,576
                                                                     -----------
             OIL & GAS REFINING, MARKETING &
             TRANSPORTATION - 3.7%
     18,700  Bharat Petroleum Corp., Ltd.                            $    84,530
     16,100  Hindustan Petroleum                                          96,684
      5,700  Polski Koncern Nafto (G.D.R.)                                52,440
      6,000  SK Corp.                                                     66,270
     10,200  S-Oil Corp.*                                                139,750
      6,506  TelecomAsia Corp. Public Co., Ltd.*                         125,045
                                                                     -----------
                                                                     $   564,719
                                                                     -----------
             TOTAL ENERGY                                            $ 1,452,476
                                                                     -----------
             MATERIALS - 17.2%
             ALUMINUM - 0.6%
    318,000  Aluminum Corp. of China Ltd.*                           $    46,078
      3,400  Hindalco Industries Ltd.*                                    41,576
                                                                     -----------
                                                                     $    87,654
                                                                     -----------
             COMMODITY CHEMICALS - 1.9%
      3,269  Daelim Industrial Co.                                   $    39,276
     43,036  Formosa Chem & Fibre*                                        43,036
      9,400  Reliance Industries Ltd. (144A)*                            116,325
 13,417,000  Ultrapar Participacoes SA                                    94,374
                                                                     -----------
                                                                     $   293,011
                                                                     -----------
             CONSTRUCTION MATERIALS - 0.7%
      2,100  Asia Cement Co., Ltd.*                                  $    40,723
    172,000  Legend Holdings Ltd.                                         57,344
      2,232  Suez Cement Co. (G.D.R.) (144A)                              12,946
                                                                     -----------
                                                                     $   111,013
                                                                     -----------
             DIVERSIFIED CHEMICALS - 0.6%
      1,500  LG Chemicals Ltd.*                                      $    51,347
     74,360  Sinopac Holdings Co.*                                        31,225
                                                                     -----------
                                                                     $    82,572
                                                                     -----------
             DIVERSIFIED METALS & MINING - 2.2%
      3,400  Anglo American Platinum Corp., Ltd.*                    $   125,583
      3,600  Companhia Vale do Rio Doce (A.D.R.)*                         99,000
     17,400  KGHM Polska Miedz SA*                                        61,348
    115,000  Yanzhou Coal Mining (Class H)                                45,714
                                                                     -----------
                                                                     $   331,645
                                                                     -----------
             PRECIOUS METALS & MINERALS - 7.3%
     33,064  Anglo American Plc                                      $   494,216
      2,750  Anglogold Ltd.                                               94,018
      3,900  Anglogold Ltd. (A.D.R.)                                     133,614
      5,400  Compania de Minas Buenaventura SA                           142,506
      9,000  Gold Fields Ltd.                                            126,226
      7,700  Gold Fields Ltd. (A.D.R.)                                   107,492
                                                                     -----------
                                                                     $ 1,098,072
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                  VALUE
           SPECIALTY CHEMICALS - 0.9%
   44,814  Formosa Plastic Corp.                                     $    58,976
   13,732  Indian Petrochemicals Corp., Ltd.                              22,610
   62,332  Nan Ya Plastics Corp.                                          53,967
                                                                     -----------
                                                                     $   135,553
                                                                     -----------
           STEEL - 3.0%
   95,597  China Steel Corp., Ltd.                                   $    53,523
    8,100  Pohang Iron & Steel Co., Ltd. (A.D.R.)                        200,313
   21,100  Remgro Ltd.                                                   152,269
   14,700  Tata Iron and Steel Co., Ltd.                                  46,445
                                                                     -----------
                                                                     $   452,550
                                                                     -----------
           TOTAL MATERIALS                                           $ 2,592,070
                                                                     -----------
           CAPITAL GOODS - 1.8%
           BUILDING PRODUCTS - 0.6%
    8,000  Daewoo Heavy Industries &
           Machinery Ltd.*                                           $    47,216
    1,600  Hanil Cement Co., Ltd.*                                        48,565
                                                                     -----------
                                                                     $    95,781
                                                                     -----------
           ELECTRICAL COMPONENTS & EQUIPMENT - 0.7%
   19,100  Bharat Heavy Electricals (Demat Shares)                   $    68,752
   32,800  Techtronic Industries Co.                                      31,124
                                                                     -----------
                                                                     $    99,876
                                                                     -----------
           INDUSTRIAL CONGLOMERATES - 0.5%
   30,000  China Resources Enterprise Ltd.                           $    26,543
  215,300  Glorious Sun Enterprises Ltd.                                  43,068
                                                                     -----------
                                                                     $    69,611
                                                                     -----------
           TOTAL CAPITAL GOODS                                       $   265,268
                                                                     -----------
           COMMERCIAL SERVICES & SUPPLIES - 1.0%
           DATA PROCESSING SERVICES - 0.3%
  164,400  Shinawatra Computer Co., Plc*                             $    38,862
                                                                     -----------
           DIVERSIFIED COMMERCIAL SERVICES - 0.7%
   20,007  Bidvest Group Ltd.                                        $   105,079
                                                                     -----------
           TOTAL COMMERCIAL SERVICES &
           SUPPLIES                                                  $   143,941
                                                                     -----------
           TRANSPORTATION - 1.0%
           MARINE - 0.8%
   71,000  Evergreen Marine Corp.                                    $    44,260
   17,880  Hyundai Merchant Marine Co.*                                   27,889
   16,300  Samsung Heavy Industries Co., Ltd.*                            55,660
                                                                     -----------
                                                                     $   127,809
                                                                     -----------
           RAILROADS - 0.2%
   13,000  Malaysia International Shipping Bhd                       $    23,605
                                                                     -----------
           TOTAL TRANSPORTATION                                      $   151,414
                                                                     -----------
           AUTOMOBILES & COMPONENTS - 4.6%
           AUTO PARTS & EQUIPMENT - 0.5%
   26,300  Cycle & Carriage                                          $    51,549
    1,400  Hyundai Mobis*                                                 25,732
                                                                     -----------
                                                                     $    77,281
                                                                     -----------
           AUTOMOBILE MANUFACTURERS - 4.1%
   16,000  Edaran Otomobile Nasional Bhd                             $    36,421
    4,930  Hyundai Heavy Industries                                       79,184
    4,800  Hyundai Motor Co. Ltd.*                                       112,306
    5,400  Kia Motors*                                                    40,066
9,683,000  Koc Holdings AS                                               100,169
   12,200  Larsen & Toubro Ltd.                                           54,334
    3,000  Perusahaan Otomobl                                              6,947
  173,000  PT Astra Intl.*                                                60,888
   35,900  Sime Darby Bhd                                                 46,859
   21,699  Tata Engineering & Locomotive Co.*                             73,016
                                                                     -----------
                                                                     $   610,190
                                                                     -----------
           TOTAL AUTOMOBILES & COMPONENTS                            $   687,471
                                                                     -----------
           CONSUMER DURABLES & APPAREL - 2.2%
           CONSUMER DURABLES & APPAREL - 0.3%
   17,100  Walmart de Mexico - Ser V*                                $    39,058
                                                                     -----------
           HOME FURNISHINGS - 0.5%
  232,297  Far Eastern Textile Ltd. (G.D.R.)                         $    79,108
                                                                     -----------
           LEISURE PRODUCTS - 1.1%
    2,995  Bajaj Auto Ltd. (Demat Shares)                            $    31,374
   26,000  Berjaya Sports Toto Bhd                                        22,305
   19,300  Hero Honda Motors Ltd. (Demat Shares)                         109,239
                                                                     -----------
                                                                     $   162,918
                                                                     -----------
           TEXTILES - 0.3%
   65,400  Texwinca Holdings Ltd.                                    $    48,640
                                                                     -----------
           TOTAL CONSUMER DURABLES & APPAREL                         $   329,724
                                                                     -----------
           HOTELS, RESTAURANTS & LEISURE - 0.9%
           HOTELS, RESORTS & CRUISE LINES - 0.6%
   15,003  Indian Hotels Co., Ltd.                                   $    59,324
   13,000  Resorts World Bhd                                              31,987
                                                                     -----------
                                                                     $    91,311
                                                                     -----------
           RESTAURANTS - 0.3%
   40,400  Kentucky Fried Chicken Bhd                                $    37,211
                                                                     -----------
           TOTAL HOTELS, RESTAURANTS & LEISURE                       $   128,522
                                                                     -----------
           MEDIA - 1.7%
           ADVERTISING - 0.3%
      500  Cheil Communications, Inc.                                $    39,248
                                                                     -----------
           BROADCASTING & CABLE TV - 0.4%
    2,000  Grupo Televisa SA (A.D.R.)*                               $    55,860
                                                                     -----------
           MEDIA - 0.3%
   26,400  Balaji Telefilms Ltd.                                     $    46,826
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

   SHARES                                                                  VALUE
             MOVIES & ENTERTAINMENT - 0.4%
     27,200  Tanjong Plc                                             $    61,558
                                                                     -----------
             PUBLISHING - 0.3%
    290,000  Oriental Press Group                                    $    44,996
                                                                     -----------
             TOTAL MEDIA                                             $   248,488
                                                                     -----------
             RETAILING - 0.6%
             GENERAL MERCHANDISE STORES - 0.6%
    286,800  Global Green Technology Group                           $    44,131
        900  LG Home Shopping                                             52,359
                                                                     -----------
                                                                     $    96,490
                                                                     -----------
             TOTAL RETAILING                                         $    96,490
                                                                     -----------
             FOOD & DRUG RETAILING - 3.1%
             FOOD DISTRIBUTORS - 0.6%
      6,500  Compania Cervecerias Unidas SA*                         $    94,900
                                                                     -----------
             FOOD RETAIL - 2.5%
      3,900  Companhia Brasileira de Distribuicao
             Grupo Pao Acular                                        $    59,670
      1,280  Cheil Jedang Corp.                                           49,428
      4,400  Distribucion y Servicio D&A SA                               44,000
  6,895,200  Migros Turk T.A.S.                                           59,958
    137,000  People's Food Holdings Ltd.                                  58,444
     40,241  President Chain Store Corp.                                  60,971
    563,800  PT Indofood Sukses Makmur Tbk                                37,797
                                                                     -----------
                                                                     $   370,268
                                                                     -----------
             TOTAL FOOD & DRUG RETAILING                             $   465,168
                                                                     -----------
             FOOD, BEVERAGE & TOBACCO - 4.1%
             DISTILLERS & VINTNERS - 1.4%
  1,439,000  Andalou Efes                                            $    20,064
      6,500  Companhia de Bebidas                                        101,140
     38,500  Grupo Modelo SA de CV                                        94,181
                                                                     -----------
                                                                     $   215,385
                                                                     -----------
             SOFT DRINKS - 2.0%
      7,800  Embotelladora Andina SA (A.D.R.)                        $    54,444
      3,500  Fomento Economico Mexicano, SA de CV                        127,470
     13,600  Fraser & Neave Ltd.                                          61,154
     12,000  Sermsuk Public Co. Ltd.                                      59,513
                                                                     -----------
                                                                     $   302,581
                                                                     -----------
             TOBACCO - 0.7%
      6,000  British American Tabacco (Malaysia)
             Bhd                                                     $    56,053
    108,000  PT Hanjaya Mandala Sampoerna Tbk                             44,648
                                                                     -----------
                                                                     $   100,701
                                                                     -----------
             TOTAL FOOD, BEVERAGE & TOBACCO                          $   618,667
                                                                     -----------
             HOUSEHOLD & PERSONAL PRODUCTS - 1.5%
             HOUSEHOLD PRODUCTS - 1.5%
 5,916,040   Arcelik A.S.                                            $    46,122
     3,400   LG Household & Health Care Ltd.*                            107,786
    81,600   Steinhoff International Holdings Ltd.                        66,593
                                                                     -----------
                                                                     $   220,501
                                                                     -----------
             TOTAL HOUSEHOLD & PERSONAL
             PRODUCTS                                                $   220,501
                                                                     -----------
             PHARMACEUTICALS & BIOTECHNOLOGY - 1.6%
             BIOTECHNOLOGY - 0.4%
     3,200   Dr. Reddy's Laboratories (A.D.R.)                       $    61,856
                                                                     -----------
             PHARMACEUTICALS - 1.2%
     1,975   Gideon Richter Sons (G.D.R.)                            $   127,388
     4,160   Ranbaxy Laboratories Ltd.                                    51,469
                                                                     -----------
                                                                     $   178,857
                                                                     -----------
             TOTAL PHARMACEUTICALS &
             BIOTECHNOLOGY                                           $   240,713
                                                                     -----------
             BANKS - 9.2%
     8,744   Banco Bradesco SA*                                      $   130,286
     2,503   Banco Santiago*                                              46,631
    37,400   Bangkok Bank Ltd. (Foreign Shares)*                          52,005
     2,181   Bank Zachodni                                                40,043
   134,964   Chinatrust Financial Holding Co., Ltd.*                     110,230
    50,000   Commerce Asset Holdings Bhd                                  42,632
     5,100   Commercial International Bank                                29,752
    13,600   Coronation Holdings Ltd.                                     82,369
     8,000   Development Bank of Singapore Ltd.                           50,731
     9,100   HDFC Bank Ltd.*                                              41,562
     5,600   ICICI Bank Ltd. (A.D.R.)                                     36,400
     3,354   Kookmin Bank                                                118,771
    45,900   Malayan Banking Bhd                                          89,384
     9,500   MISR International (144A)                                    14,013
    78,100   National Finance Public Co., Ltd.*                           26,787
     9,000   Overseas-Chinese Banking Corp., Ltd.                         50,068
   165,000   PT Bank Central Asia Tbk                                     46,089
    72,000   PT Lippo Bank (Certificate of Entitlement)*                       -
   871,100   PT Lippo Bank*                                               25,306
    40,250   Public Bank Berhad (Foreign)                                 27,539
     5,625   Shinhan Financial Group Co., Ltd.                            58,809
    50,000   Siam Commercial Bank Plc (Foreign
             Shares)*                                                     33,314
    11,800   State Bank of India                                          69,557
     2,900   State Bank of India (G.D.R.)                                 39,150
15,463,496   Turkiye Is Bankasi (Isbank)*                                 40,340
     7,900   Uniao de Bancos Brasileiros SA
             (Unibanco) (G.D.R.)                                          86,110
                                                                     -----------
                                                                     $ 1,387,878
                                                                     -----------
             TOTAL BANKS                                             $ 1,387,878
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                  VALUE
             DIVERSIFIED FINANCIALS - 4.1%
             DIVERSIFIED FINANCIAL SERVICES - 4.1%
  1,626,000  Alarko Holding AS                                       $    17,796
     60,500  Alexander Forbes Ltd.                                        98,394
     21,200  Bank of East Asia                                            36,291
          1  Chang Hwa Commercial Bank                                         -
    243,917  China Development Fianancial*                                93,273
      8,140  Daewoo Securities Co.*                                       31,021
     48,300  Grupo Financiero Bancomer (B Shares)*                        36,665
 17,222,333  Haci Omer Sabanci Holding AS*                                44,928
      4,300  HDFC Bank Ltd.*                                              57,878
     22,000  Honk Kong Exchanges & Clearing Ltd.                          27,646
     11,060  Hyundai Securities Co.*                                      53,433
     37,600  Kiatnakin Finance Plc (Foreign Shares)*                      28,320
      2,800  LG Investment & Securities Co., Ltd.*                        31,398
      1,450  Samsung Securities Co., Ltd.*                                35,026
    348,000  SM Prime Holdings                                            30,964
                                                                     -----------
                                                                     $   623,033
                                                                     -----------
             TOTAL DIVERSIFIED FINANCIALS                            $   623,033
                                                                     -----------
             INSURANCE - 1.2%
             MULTI-LINE INSURANCE - 0.3%
        900  Samsung Fire & Marine Insurance*                        $    49,172
                                                                     -----------
             PROPERTY & CASUALTY INSURANCE - 0.9%
    123,662  Cathay Financial Holdings Co.                           $   131,692
                                                                     -----------
             TOTAL INSURANCE                                         $   180,864
                                                                     -----------
             REAL ESTATE - 0.5%
             REAL ESTATE INVESTMENT TRUSTS - 0.3%
    244,100  New World China Land Ltd.                               $    40,378
                                                                     -----------
             REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
     13,000  Henderson Land Development                              $    39,007
                                                                     -----------
             TOTAL REAL ESTATE                                       $    79,385
                                                                     -----------
             SOFTWARE & SERVICES - 1.2%
             APPLICATION SOFTWARE - 1.2%
      2,200  Check Point Software Technologies Ltd.*                  $   28,534
      1,050  Infosys Technologies Ltd.                                   104,478
      3,800  Mastek Ltd. (Demat Shares)                                   42,596
        800  Satyam Computer Services Ltd.                                10,280
                                                                     -----------
                                                                     $   185,888
                                                                     -----------
             TOTAL SOFTWARE & SERVICES                               $   185,888
                                                                     -----------
             TECHNOLOGY HARDWARE & DEVELOPMENT - 9.5%
             COMPUTER HARDWARE - 4.0%
     49,400  Compal Electronics                                      $    51,325
      1,980  Samsung Electronics Co.                                     524,194
     16,200  Synnex Technology International Corp.*                       24,545
                                                                     -----------
                                                                     $   600,064
                                                                     -----------
             COMPUTER STORAGE & PERIPHERALS - 0.2%
     22,000  Quanta Computer, Inc.                                   $    36,190
                                                                     -----------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.3%
     23,000  Asustek Computer, Inc.                                  $    40,491
      5,400  Elbit Systems Ltd.                                           86,194
     32,150  Elec & Eltek Intl. Co., Ltd.                                 57,870
      3,750  L.G. Electronics                                             42,368
      1,150  LG Electronics, Inc.*                                        40,045
     87,000  Phoenixtec Power Co., Ltd.                                   66,035
     31,100  United Microeclectronics (A.D.R.)*                          104,496
    116,000  Varitronix International Ltd.                                64,704
                                                                     -----------
                                                                     $   502,203
                                                                     -----------
             SEMICONDUCTORS - 1.5%
     24,500  Hon Hai Precision Industry                              $    84,848
    109,000  Taiwan Semiconductor Manufacturing Co.*                     134,009
                                                                     -----------
                                                                     $   218,857
                                                                     -----------
             TELECOMMUNICATIONS EQUIPMENT - 0.5%
      6,300  Empresa Nacional De Telecom                             $    27,553
      1,300  Samsung Electro Mechanics Co., Ltd.*                         47,679
                                                                     -----------
                                                                     $    75,232
                                                                     -----------
             TOTAL TECHNOLOGY HARDWARE &
             DEVELOPMENT                                             $ 1,432,546
                                                                     -----------
             TELECOMMUNICATION SERVICES - 13.3%
             INTEGRATED TELECOMMUNICATION SERVICES - 8.0%
     61,500  Asia Satellite Telecommunications
             Holdings Ltd.                                           $    72,158
      2,800  Brasil Telecom Participacoes SA*                             70,700
      3,400  Compania Anonima Nacional Telefonos
             de Venezuela                                                 42,840
      3,800  Compania de Telephonos de Chile SA (A.D.R.)                  36,442
      5,700  KT Corp.*                                                   122,835
     17,100  Mahanagar Telephone Nigam Ltd.                               67,545
     11,900  PT Indosat Indonesian Satellite Corp.                       127,925
      3,500  SPT Telecom AS*                                              28,482
     12,100  Tele Centro Oeste Celular Participacoes SA*                  48,400
    171,000  TelecomAsia Corp. Public Co., Ltd.*                          18,229
     15,500  Telefonos de Mexico SA                                      495,690
      9,440  Telekomunik Indonesia SP (A.D.R.)                            80,146
                                                                     -----------
                                                                     $ 1,211,392
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

   SHARES                                                                   VALUE
             WIRELESS TELECOMMUNICATION SERVICES - 5.3%
    119,900  Advanced Service Co., Ltd. (Foreign Shares)             $     99,338
     10,700  Alumax, Inc.                                                 153,652
      8,400  China Mobile (Hong Kong) Ltd. (A.D.R.)*                      101,472
     14,200  China Mobile Ltd.*                                            33,777
      3,500  Mobinil-Egyptian Mobile Services*                             23,359
     10,137  SK Telecom Co., Ltd.*                                        216,425
     46,700  Smartone Telecommunications                                   52,098
    147,100  United Communication Industry
             Public Co., Ltd.*                                             42,954
     36,000  Venfin Ltd.*                                                  73,910
                                                                     ------------
                                                                     $    796,985
                                                                     ------------
             TOTAL TELECOMMUNICATION SERVICES                        $  2,008,377
                                                                     ------------
             UTILITIES - 2.5%
             ELECTRIC UTILITIES - 1.6%
     10,200  Companhia Paranaense de Energia
             (A.D.R.)                                                $     31,379
      4,200  Korea Electric Power Corp.                                    64,626
     11,860  Unified Energy System (G.D.R.)*                              151,746
                                                                     ------------
                                                                     $    247,751
                                                                     ------------
             GAS UTILITIES - 0.7%
      3,700  Gazprom (A.D.R.)*                                       $     43,660
    298,000  PetroChina Company Ltd.                                       59,229
                                                                     ------------
                                                                     $    102,889
                                                                     ------------
             WATER UTILITIES - 0.2%
      5,300  Cia Saneamento Basic de Estado de
             Sao Paulo                                               $     34,185
                                                                     ------------
             TOTAL UTILITIES                                         $    384,825
                                                                     ------------
             CAPITAL GOODS - 0.2%
             METAL FABRICATORS - 0.2%
      1,900  Korea Zinc Co.*                                         $     28,868
                                                                     ------------
             TOTAL CAPITAL GOODS                                     $     28,868
                                                                     ------------
             TOTAL COMMON STOCKS
             (Cost $13,741,013)                                      $ 13,952,577
                                                                     ------------
             RIGHTS/WARRANTS - 0.0%
             TELECOMMUNICATION SERVICES - 0.0%
             INTEGRATED TELECOMMUNICATION SERVICES - 0.0%
     32,210  Telecomasia*                                            $          -
                                                                     ------------
             TOTAL TELECOMMUNICATION SERVICES                        $          -
                                                                     ------------
             TOTAL RIGHTS/WARRANTS
             (Cost $9,587)                                           $          -
                                                                     ------------
             TOTAL INVESTMENT IN SECURITIES
             (Cost $14,180,540)                                      $ 14,423,236
                                                                     ------------

   PRINCIPAL
   AMOUNT                                                                   VALUE
              TEMPORARY CASH INVESTMENT - 4.3%
              SECURITY LENDING COLLATERAL - 4.3%
    $652,911  Securities Investment Lending Fund,
              1.33%                                                  $    652,911
                                                                     ------------
              TOTAL TEMPORARY CASH
              INVESTMENT
              (Cost $652,911)                                        $    652,911
                                                                     ------------
             TOTAL INVESTMENT IN SECURITIES
             AND TEMPORARY CASH
             INVESTMENT - 100%
             (Cost $14,883,451)(a)                                   $ 15,076,147
                                                                     ============

*    Non-income producing security.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2002, the value of these securities amounted to $259,609 or 1.8% of total net assets.
(a) Distributions of investments by country of issue, as a percentage of total equity holdings, is as follows:

     South Korea                            18.6%
     South Africa                           11.5
     Brazil                                 10.3
     India                                   9.9
     Taiwan                                  9.0
     Mexico                                  7.0
     Hong Kong                               4.1
     Russia                                  3.7
     Malaysia                                3.3
     Thailand                                3.3
     Indonesia                               2.9
     Turkey                                  2.9
     Peoples Republic Of China               2.7
     Singapore                               2.3
     Chile                                   2.0
     Hungary                                 1.4
     Poland                                  1.1
     Peru                                    1.0
     Other (Individually less than 1%)       3.0
                                           -----
                                           100.0%
                                           =====

   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE VCT PORTFOLIO                    PIONEER VARIABLE CONTRACTS TRUST
SCHEDULE OF INVESTMENTS 12/31/02

    SHARES                                                       VALUE
             PREFERRED STOCK - 1.4%
             AUTOMOBILES & COMPONENTS - 1.4%
             AUTOMOBILE MANUFACTURERS - 1.4%
       348   Porsche AG Designs*                          $    144,526
                                                          ------------
             TOTAL AUTOMOBILES & COMPONENTS               $    144,526
                                                          ------------
             TOTAL PREFERRED STOCK
             (Cost $120,481)                              $    144,526
                                                          ------------
             COMMON STOCKS - 98.6%
             ENERGY - 14.2%
             INTEGRATED OIL & GAS - 10.6%
    42,139   BP Amoco Plc                                 $    290,435
    27,601   ENI S.p.A.                                        438,540
    55,204   Shell Transport & Trading Co.                     363,012
                                                          ------------
                                                          $  1,091,987
                                                          ------------
             OIL & GAS REFINING MARKETING &
             TRANSPORTATION - 3.6%
     8,435   Royal Dutch Petroleum Co.                    $    371,098
                                                          ------------
             TOTAL ENERGY                                 $  1,463,085
                                                          ------------
             MATERIALS - 5.9%
             CONSTRUCTION MATERIALS - 2.1%
    10,664   CRH Plc                                      $    131,410
     1,097   Lafarge BR                                         82,604
                                                          ------------
                                                          $    214,014
                                                          ------------
             DIVERSIFIED METALS & MINING - 2.8%
    12,011   Rio Tinto Plc                                $    239,954
     2,254   Sandvik AB*                                        50,420
                                                          ------------
                                                          $    290,374
                                                          ------------
             SPECIALTY CHEMICALS - 1.0%
       748   Air Liquide SA                               $     98,607
                                                          ------------
             TOTAL MATERIALS                              $    602,995
                                                          ------------
             CAPITAL GOODS - 3.5%
             AEROSPACE & DEFENSE - 0.5%
     4,378   Smiths Industries                            $     49,181
                                                          ------------
             CONSTUCTION & ENGINEERING - 2.2%
     5,855   Compagnie De Saint Gobain*                   $    171,686
     3,682   Grupo Dragados SA                                  62,556
                                                          ------------
                                                          $    234,242
                                                          ------------
             ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%
     4,676   Thompson Multimedia*                         $     79,738
                                                          ------------
             TOTAL CAPITAL GOODS                          $    363,161
                                                          ------------
             COMMERCIAL SERVICES & SUPPLIES - 1.3%
             DIVERSIFIED COMMERCIAL SERVICES - 1.3%
     1,723   ISS International Service System AS*         $     62,021
     4,179   TNT Post Group N.V.*                               67,713
                                                          ------------
                                                          $    129,734
                                                          ------------
             TOTAL COMMERCIAL SERVICES & SUPPLIES         $    129,734
                                                          ------------
             AUTOMOBILES & COMPONENTS - 2.0%
             AUTOMOBILE MANUFACTURERS - 2.0%
     3,105   Bayerische Motoren Werke AG                  $     94,174
     2,687   PSA Peugeot Citroen                               109,507
                                                          ------------
                                                          $    203,681
                                                          ------------
             TOTAL AUTOMOBILES & COMPONENTS               $    203,681
                                                          ------------
             HOTELS, RESTAURANTS & LEISURE - 0.5%
             RESTAURANTS - 0.5%
    10,024   Compass Group Plc*                           $     52,865
                                                          ------------
             TOTAL HOTELS, RESTAURANTS & LEISURE          $     52,865
                                                          ------------
             MEDIA - 4.2%
             ADVERTISING - 0.5%
     2,663   Publicis SA                                  $     56,415
                                                          ------------
             MOVIES & ENTERTAINMENT - 0.6%
     6,214   Pearson Plc                                  $     57,537
                                                          ------------
             PUBLISHING - 3.1%
    12,972   Elsevier NV                                  $    158,491
     6,375   Vivendi Universal SA                              102,894
     2,151   VNU NV                                             56,058
                                                          ------------
                                                          $    317,443
                                                          ------------
             TOTAL MEDIA                                  $    431,395
                                                          ------------
             RETAILING - 0.5%
             HOME IMPROVEMENT RETAIL - 0.5%
     5,885   Wolsely                                      $     49,370
                                                          ------------
             TOTAL RETAILING                              $     49,370
                                                          ------------
             FOOD & DRUG RETAILING - 7.3%
             FOOD RETAIL - 7.3%
     7,099   Koninklijke Ahold NV                         $     90,085
     1,353   Nestle SA (Registered Shares)                     286,624
    63,969   Tesco plc                                         199,523
     2,951   Unilever NV                                       181,204
                                                          ------------
                                                          $    757,436
                                                          ------------
             TOTAL FOOD & DRUG RETAILING                  $    757,436
                                                          ------------
             FOOD, BEVERAGE & TOBACCO - 3.0%
             DISTILLERS & VINTNERS - 0.5%
     4,842   Diageo Plc                                   $     52,679
                                                          ------------
             TOBACCO - 2.5%
    25,872   British American Tobacco Plc                 $    258,506
                                                          ------------
             TOTAL FOOD, BEVERAGE & TOBACCO               $    311,185
                                                          ------------
             HEALTH CARE EQUIPMENT & SERVICES - 0.6%
             HEALTH CARE EQUIPMENT - 0.6%
     1,671   Gehe AG                                      $     65,016
                                                          ------------
             TOTAL HEALTH CARE EQUIPMENT & SERVICES       $     65,016
                                                          ------------

   The accompanying notes are an integral part of these financial statements.

    SHARES                                                       VALUE
             PHARMACEUTICALS & BIOTECHNOLOGY - 12.7%
             PHARMACEUTICALS - 12.7%
     2,304   Altana AG                                    $    105,110
     5,997   Aventis SA                                        316,921
     5,210   AstraZeneca Plc                                   185,768
    11,419   GlaxoSmithKline Plc                               217,640
     7,684   Novartis AG                                       280,282
       737   Roche Holdings AG                                  51,341
     3,522   Schering AG                                       153,104
                                                          ------------
                                                          $  1,310,166
                                                          ------------
             TOTAL PHARMACEUTICALS & BIOTECHNOLOGY        $  1,310,166
                                                          ------------
             BANKS - 14.6%
    10,135   Allied Irish Banks Plc                       $    136,690
    37,218   Barclays Plc                                      229,887
    18,873   Banco Bilbao Vizcaya Argentaria, SA               180,513
     7,510   BNP Paribas SA                                    305,829
     2,302   CS Group*                                          49,931
     2,933   Danske Bank                                        48,441
    23,502   HSBC Holding Plc                                  260,998
     7,906   Royal Bank of Scotland Group Plc*                 189,679
     9,228   Standard Chartered Plc                            104,874
                                                          ------------
                                                          $  1,506,842
                                                          ------------
             TOTAL BANKS                                  $  1,506,842
                                                          ------------
             DIVERSIFIED FINANCIALS - 8.1%
             DIVERSIFIED FINANCIAL SERVICES - 8.1%
     3,096   Deutsche Boerse AG                           $    123,903
     4,387   Fortis NV                                          76,650
     1,870   Societe Generale SA*                              108,845
     5,421   ING Groep NV                                       91,760
     1,533   Swiss Re                                          100,530
     6,989   UBS AG*                                           339,571
                                                          ------------
                                                          $    841,259
                                                          ------------
             TOTAL DIVERSIFIED FINANCIALS                 $    841,259
                                                          ------------
             INSURANCE - 2.0%
             LIFE & HEALTH INSURANCE - 1.1%
     3,623   Aegon NV*                                    $     46,583
       543   Muenchener Rueckversicherungs
             Gesellschaft AG                                    64,920
                                                          ------------
                                                          $    111,503
                                                          ------------
             MULTI-LINE INSURANCE - 0.9%
     6,810   AXA SA                                       $     91,346
                                                          ------------
             TOTAL INSURANCE                              $    202,849
                                                          ------------
             SOFTWARE & SERVICES - 0.9%
             APPLICATION SOFTWARE - 0.9%
    13,764   Indra Sistemas SA                            $     93,539
                                                          ------------
             TOTAL SOFTWARE & SERVICES                    $     93,539
                                                          ------------
             TECHNOLOGY HARDWARE & EQUIPMENT - 4.6%
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
     2,608   Siemens AG                                   $    110,773
                                                          ------------
             TELECOMMUNICATIONS EQUIPMENT - 3.5%
    22,885   Nokia Oyj                                    $    363,610
                                                          ------------
             TOTAL TECHNOLOGY HARDWARE & EQUIPMENT        $    474,383
                                                          ------------
             TELECOMMUNICATION SERVICES - 9.7%
             INTEGRATED TELECOM. SERVICES - 4.8%
     7,406   British Sky Broadcasting Plc*                $     76,180
    15,122   Portugal Telecom SGPS SA                          103,878
    15,825   Telecom Italia Mobile S.p.A.                       72,195
    32,834   Telecom Italia S.p.A.                             248,963
                                                          ------------
                                                          $    501,216
                                                          ------------
             WIRELESS TELECOM. SERVICES - 4.9%
   276,959   Vodafone Group Plc                           $    504,908
                                                          ------------
             TOTAL TELECOMMUNICATION SERVICES             $  1,006,124
                                                          ------------
             UTILITIES - 3.0%
             ELECTRIC UTILITIES - 2.6%
     3,447   E.On AG                                      $    138,998
     5,263   Iberdrola SA                                       73,686
     9,564   Scottish Power Plc*                                55,555
                                                          ------------
                                                          $    268,239
                                                          ------------
             WATER UTILITIES - 0.4%
     1,989   Vivendi Environment                          $     46,353
                                                          ------------
             TOTAL UTILITIES                              $    314,592
                                                          ------------
             TOTAL COMMON STOCKS
             (Cost $10,615,449)                           $ 10,179,677
                                                          ------------
             TOTAL INVESTMENT IN SECURITIES - 100%
             (Cost $10,735,930)(a)                        $ 10,324,203
                                                          ============

*    Non-income producing security.
(a) Distributions of investments by country of issue, as a percentage of total equity holdings, is as follows:

     United Kingdom                   33.3%
     France                           15.2
     Netherlands                      11.0
     Switzerland                      10.7
     Germany                           9.7
     Italy                             7.4
     Spain                             4.0
     Finland                           3.5
     Ireland                           2.6
     Denmark                           1.1
     Portugal                          1.0
     Sweden                            0.5
                                     -----
                                     100.0%
                                     =====

   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO       PIONEER VARIABLE CONTRACTS TRUST
SCHEDULE OF INVESTMENTS 12/31/02

    SHARES                                                       VALUE
             PREFERRED STOCKS - 2.9%
             AUTOMOBILES & COMPONENTS - 0.5%
             AUTOMOBILE MANUFACTURERS - 0.5%
       285   Porsche AG Designs*                          $    118,362
                                                          ------------
             TOTAL AUTOMOBILES & COMPONENTS               $    118,362
                                                          ------------
             MEDIA - 2.4%
             PUBLISHING - 2.4%
    97,000   News Corp., Ltd.                             $    521,303
                                                          ------------
             TOTAL MEDIA                                  $    521,303
                                                          ------------
             TOTAL PREFERRED STOCKS
             (Cost $775,176)                              $    639,665
                                                          ------------
             COMMON STOCKS - 94.5%
             ENERGY - 9.8%
             INTEGRATED OIL & GAS - 8.8%
   160,000   CNOOC, Ltd.                                  $    208,244
    55,000   ENI S.p.A.                                        873,871
   129,800   Shell Transport & Trading Co.                     853,543
                                                          ------------
                                                          $  1,935,658
                                                          ------------
             OIL & GAS EXPLORATION & PRODUCTION - 1.0%
    33,000   Saipem S.p.A.                                $    219,731
                                                          ------------
             TOTAL ENERGY                                 $  2,155,389
                                                          ------------
             MATERIALS - 9.2%
             CONSTRUCTION MATERIALS - 0.3%
     1,000   Lafarge BR                                   $     75,300
                                                          ------------
             DIVERSIFIED CHEMICALS - 3.6%
     5,000   Akzo Nobel                                   $    158,519
   100,000   Alumina, Ltd.*                                    275,748
    32,000   Sumitomo Chemical Co., Ltd.                       126,388
   100,000   WMC Resources, Ltd.*                              237,481
                                                          ------------
                                                          $    798,136
                                                          ------------
             DIVERSIFIED METALS & MINING - 1.8%
    20,000   Rio Tinto Plc                                $    399,556
                                                          ------------
             PAPER PRODUCTS - 1.1%
     7,500   UPM-Kymmene Corp.                            $    242,655
                                                          ------------
             SPECIALTY CHEMICALS - 1.3%
     1,234   L'Air Liquide SA                             $    162,676
     3,800   Shin-Etsu Chemical Co., Ltd.                      124,485
                                                          ------------
                                                          $    287,161
                                                          ------------
             STEEL - 1.1%
    41,302   Broken Hill Proprietary Co., Ltd.            $    235,913
                                                          ------------
             TOTAL MATERIALS                              $  2,038,721
                                                          ------------
             CAPITAL GOODS - 2.9%
             AEROSPACE & DEFENSE - 0.6%
    60,000   BAE Systems                                  $    119,234
                                                          ------------
             CONSTUCTION & ENGINEERING - 0.8%
     6,000   Compagnie de Saint Gobain*                   $    175,938
                                                          ------------
             INDUSTRIAL CONGLOMERATES - 1.5%
   100,000   Esprit Holdings, Ltd.                        $    168,621
   185,000   Pirelli S.p.A.                                    170,426
                                                          ------------
                                                          $    339,047
                                                          ------------
             TOTAL CAPITAL GOODS                          $    634,219
                                                          ------------
             COMMERCIAL SERVICES & SUPPLIES - 2.2%
             COMMERCIAL PRINTING - 1.0%
    20,000   Dai Nippon Printing Co., Ltd.*               $    221,146
                                                          ------------
             DIVERSIFIED COMMERCIAL SERVICES - 0.6%
    86,500   Hays Plc                                     $    128,564
                                                          ------------
             OFFICE SERVICES & SUPPLIES - 0.6%
     3,500   Canon, Inc.                                  $    131,753
                                                          ------------
             TOTAL COMMERCIAL SERVICES & SUPPLIES         $    481,463
                                                          ------------
             TRANSPORTATION - 1.6%
             MARINE - 1.6%
    60,000   Seino Transportation Co., Ltd.*              $    351,173
                                                          ------------
             TOTAL TRANSPORTATION                         $    351,173
                                                          ------------
             AUTOMOBILES & COMPONENTS - 2.1%
             AUTO PARTS & EQUIPMENT - 1.0%
    11,150   Autoliv, Inc. (Swedish Depository Receipt)   $    228,899
             AUTOMOBILE MANUFACTURERS - 1.1%
     5,000   Renault SA                                   $    234,815
                                                          ------------
             TOTAL AUTOMOBILES & COMPONENTS               $    463,714
                                                          ------------
             CONSUMER DURABLES & APPAREL - 1.4%
             HOUSEWARES & SPECIALTIES - 1.4%
     7,500   Sony Corp.                                   $    313,276
                                                          ------------
             TOTAL CONSUMER DURABLES & APPAREL            $    313,276
                                                          ------------
             HOTELS, RESTAURANTS & LEISURE - 0.3%
             RESTAURANTS - 0.3%
    13,100   Compass Group Plc*                           $     69,088
                                                          ------------
             TOTAL HOTELS, RESTAURANTS & LEISURE          $     69,088
                                                          ------------
             MEDIA - 2.3%
             PUBLISHING - 2.3%
    60,000   Reed Elsevier Plc                            $    513,977
                                                          ------------
             TOTAL MEDIA                                  $    513,977
                                                          ------------
             RETAILING - 3.3%
             HOME IMPROVEMENT RETAIL - 1.8%
    56,205   Makita Corp.                                 $    407,060
                                                          ------------
             SPECIALTY STORES - 1.5%
    30,000   Vendex Intl. NV                              $    325,637
                                                          ------------
             TOTAL RETAILING                              $    732,697
                                                          ------------
             FOOD & DRUG RETAILING - 3.5%
             FOOD RETAIL - 3.5%
     1,500   Groupe Danone                                $    201,675
     2,700   Nestle SA (Registered Shares)                     571,976
                                                          ------------
                                                          $    773,651
                                                          ------------
             TOTAL FOOD & DRUG RETAILING                  $    773,651
                                                          ------------

   The accompanying notes are an integral part of these financial statements.

    SHARES                                                       VALUE
             FOOD, BEVERAGE & TOBACCO - 4.7%
             DISTILLERS & VINTNERS - 0.5%
    40,000   Foster's Group, Ltd.                         $    101,295
                                                          ------------
             SOFT DRINKS - 1.7%
    60,000   Cadbury Schweppes Plc                        $    373,997
                                                          ------------
             TOBACCO - 2.5%
    55,000   British American Tobacco Plc                 $    549,545
                                                          ------------
             TOTAL FOOD, BEVERAGE & TOBACCO               $  1,024,837
                                                          ------------
             HOUSEHOLD & PERSONAL PRODUCTS - 2.5%
             HOUSEHOLD PRODUCTS - 2.5%
    25,000   Kao Corp.                                    $    548,444
                                                          ------------
             TOTAL HOUSEHOLD & PERSONAL PRODUCTS          $    548,444
                                                          ------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 1.6%
             HEALTH CARE DISTRIBUTORS & SERVICES - 1.1%
     6,000   Fresenius Medical Care AG                    $    248,302
                                                          ------------
             HEALTH CARE EQUIPMENT - 0.5%
     2,776   Gehe AG                                      $    108,010
                                                          ------------
             TOTAL HEALTH CARE
             EQUIPMENT & SUPPLIES                         $    356,312
                                                          ------------
             PHARMACEUTICALS & BIOTECHNOLOGY - 9.6%
             PHARMACEUTICALS - 9.6%
    10,000   Aventis SA                                   $    543,253
    19,500   Chugai Pharmaceutical Co.                         185,566
    26,000   GlaxoSmithKline Plc                               495,546
     7,000   Schering AG                                       304,295
     7,000   Syngenta AG                                       405,141
    22,000   Tanabe Seiyaku Co., Ltd.                          191,941
                                                          ------------
                                                          $  2,125,742
                                                          ------------
             TOTAL PHARMACEUTICALS &
             BIOTECHNOLOGY                                $  2,125,742
                                                          ------------
             BANKS - 11.2%
   151,750   Banca Intesa S.p.A.                          $    319,887
    10,000   Banco Popular Espanol SA                          408,698
    29,500   Banco Santander Central Hispano SA                202,335
     9,600   Bank of Ireland                                    98,968
    74,000   Barclays Plc                                      457,081
     6,000   BNP Paribas SA                                    244,338
    12,100   CS Group *                                        262,454
    41,775   Development Bank of Singapore Ltd.                264,909
        40   Mitsubishi Tokyo Financial Group, Inc.            217,272
                                                          ------------
             TOTAL BANKS                                  $  2,475,942
                                                          ------------
             DIVERSIFIED FINANCIALS - 3.7%
             DIVERSIFIED FINANCIAL SERVICES - 3.7%
    62,000   Collins Stewart Holdings Plc                 $    317,379
        80   Lopro Corp.                                           260
    16,000   Nomura Securites Co., Ltd.                        179,747
     6,500   UBS AG*                                           315,812
                                                          ------------
                                                          $    813,198
                                                          ------------
             TOTAL DIVERSIFIED FINANCIALS                 $    813,198
                                                          ------------
             INSURANCE - 4.5%
             LIFE & HEALTH INSURANCE - 1.6%
     7,000   Assicurazioni Generali S.p.A.                $    143,889
     1,700   Muenchener Rueckversicherungs
             Gesellschaft AG                                   203,248
                                                          ------------
                                                          $    347,137
                                                          ------------
             MULTI-LINE INSURANCE - 2.9%
    12,000   AXA SA                                       $    160,962
    40,000   Riunione Adriatica di Sicurta S.p.A.              486,620
                                                          ------------
                                                          $    647,582
                                                          ------------
             TOTAL INSURANCE                              $    994,719
                                                          ------------
             REAL ESTATE - 0.9%
             REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.9%
    30,000   Henderson Land Development                   $     90,017
    18,000   Sun Hungkai Property*                             106,635
                                                          ------------
                                                          $    196,652
                                                          ------------
             TOTAL REAL ESTATE                            $    196,652
                                                          ------------
             TECHNOLOGY HARDWARE & DEVELOPMENT - 5.9%
             COMPUTER HARDWARE - 1.1%
    24,984   Compal Electronics                           $     25,957
       850   Samsung Electronics Co.                           225,033
                                                          ------------
                                                          $    250,990
                                                          ------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
    73,490   Elec & Eltek International Co., Ltd.         $    132,282
                                                          ------------
             SEMICONDUCTORS - 1.4%
    10,748   Philips Electronics NV                       $    188,242
    90,872   Taiwan Semiconductor Manufacturing Co.*           111,721
                                                          ------------
                                                          $    299,963
                                                          ------------
             TELECOMMUNICATIONS EQUIPMENT - 2.8%
    39,431   Nokia Oyj                                    $    626,502
                                                          ------------
             TOTAL TECHNOLOGY
             HARDWARE & DEVELOPMENT                       $  1,309,737
                                                          ------------
             TELECOMMUNICATION SERVICES - 8.6%
             INTEGRATED TELECOMMUNICATION SERVICES - 2.6%
     4,000   KT Corp.*                                    $     86,200
        70   Nippon Telegraph & Telephone Corp.                254,074
   228,900   Olivetti S.p.A.*                                  232,713
                                                          ------------
                                                          $    572,987
                                                          ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO       PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

    SHARES                                                       VALUE
             WIRELESS TELECOMMUNICATION SERVICES - 6.0%
     7,900   China Mobile (Hong Kong) Ltd. (A.D.R.)*      $     95,432
        75   NTT Mobile Communications, Inc.                   138,322
    10,000   SK Telecom Co., Ltd.*                             213,500
   473,071   Vodafone Group Plc                                862,429
                                                          ------------
                                                          $  1,309,683
                                                          ------------
             TOTAL TELECOMMUNICATION SERVICES             $  1,882,670
                                                          ------------
             UTILITIES - 1.9%
             ELECTRIC UTILITIES - 1.9%
     5,373   E.On AG                                      $    216,663
    14,000   Iberdrola SA                                      196,010
                                                          ------------
                                                          $    412,673
                                                          ------------
             TOTAL UTILITIES                              $    412,673
                                                          ------------
             FINANCIALS - 0.9%
             BANKS (MAJOR REGIONAL) - 0.9%
     9,000   Toronto-Dominion Bank                        $    194,850
                                                          ------------
             TOTAL FINANCIALS                             $    194,850
                                                          ------------
             TOTAL COMMON STOCKS
             (Cost $22,132,997)                           $ 20,863,144
                                                          ------------
             TOTAL INVESTMENT IN SECURITIES
             (Cost $22,908,173)                           $ 21,502,809
                                                          ============

 PRINCIPAL
 AMOUNT                                                          VALUE
             TEMPORARY CASH INVESTMENT - 2.5%
             SECURITY LENDING COLLATERAL - 2.5%
$  561,885   Securities Lending
             Investment Fund, 1.33%                       $    561,885
                                                          ------------
             TOTAL TEMPORARY CASH INVESTMENT
             (Cost $561,885)                              $    561,885
                                                          ------------
             TOTAL INVESTMENT IN SECURITIES AND
             TEMPORARY CASH INVESTMENT - 100%
             (Cost $23,470,058)(a)                        $ 22,064,694
                                                          ============

*    Non-income producing security.
(a) Distributions of investments by country of issue, as a percentage of total equity holdings, is as follows:

     United Kingdom                     23.9%
     Japan                              15.8
     Italy                              11.4
     France                              8.4
     Switzerland                         7.2
     Australia                           6.4
     Germany                             5.6
     Finland                             4.0
     Spain                               3.8
     Netherlands                         3.2
     South Korea                         2.4
     Singapore                           1.8
     Hong Kong                           1.7
     People's Republic of China          1.3
     Sweden                              1.1
     Other (individually less than 1%)   2.0
                                       -----
                                       100.0%
                                       =====

   The accompanying notes are an integral part of these financial statements.

PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO      PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

    SHARES                                                       VALUE
             COMMON STOCKS - 100.0%
             CAPITAL GOODS - 6.4%
             ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
     3,000   Power-One, Inc.*                             $     17,010
                                                          ------------
             INDUSTRIAL CONGLOMERATES - 5.2%
     4,000   Jabil Circuit, Inc.*                         $     71,680
                                                          ------------
             TOTAL CAPITAL GOODS                          $     88,690
                                                          ------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 2.7%
             HEALTH CARE DISTRIBUTORS & SERVICES - 2.7%
     1,000   Wyeth, Inc.                                  $     37,400
                                                          ------------
             TOTAL HEALTH CARE
             EQUIPMENT & SUPPLIES                         $     37,400
                                                          ------------
             SOFTWARE & SERVICES - 22.5%
             APPLICATION SOFTWARE - 22.5%
     4,200   Cadence Design System, Inc.*                 $     49,518
     4,200   Citrix Systems, Inc.*                              51,744
     1,600   Microsoft Corp.*                                   82,720
     1,700   Synopsys, Inc.*                                    78,455
     3,200   Veritas Software Corp.*                            49,984
                                                          ------------
                                                          $    312,421
                                                          ------------
             TOTAL SOFTWARE & SERVICES                    $    312,421
                                                          ------------
             TECHNOLOGY HARDWARE & DEVELOPMENT - 68.4%
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.9%
     2,000   Cree, Inc.*                                  $     32,700
     1,900   Veeco Instruments, Inc.*                           21,964
                                                          ------------
                                                          $     54,664
                                                          ------------
             NETWORKING EQUIPMENT - 3.5%
     4,200   BEA Systems, Inc.*                           $     48,174
                                                          ------------
             SEMICONDUCTOR EQUIPMENT - 31.5%
     4,300   Applied Materials, Inc.*                     $     56,029
     4,084   Brooks Automation, Inc.*                           46,803
     2,700   Cymer, Inc.*                                       87,075
     4,000   DuPont Photomasks, Inc.*                           93,000
     1,500   KLA-Tencor Corp.*                                  53,055
     1,200   Novellus Systems, Inc.*                            33,696
     4,900   Photronics, Inc.*                                  67,130
                                                          ------------
                                                          $    436,788
                                                          ------------
             SEMICONDUCTORS - 18.2%
     2,600   Altera Corp.*                                $     32,084
     3,100   Intel Corp.                                        48,267
     2,200   Maxim Integrated Products                          72,688
       600   Qlogic Corp.*                                      20,706
     3,500   Texas Instruments, Inc.                            52,535
     1,900   Zoran Corp.*                                       26,733
                                                          ------------
                                                          $    253,013
                                                          ------------
             TELECOMMUNICATIONS EQUIPMENT - 11.3%
     4,900   Cisco Systems, Inc.*                         $     64,190
     1,700   Nokia Corp. (A.D.R.)                               26,350
     1,800   Qualcomm, Inc.*                                    65,502
                                                          ------------
                                                          $    156,042
                                                          ------------
             TOTAL TECHNOLOGY
             HARDWARE & DEVELOPMENT                       $    948,681
                                                          ------------
             TOTAL COMMON STOCKS - 100%
             (Cost $2,312,969)                            $  1,387,192
                                                          ============

*    Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

    SHARES                                                       VALUE
             COMMON STOCKS - 95.5%
             ENERGY - 6.4%
             OIL & GAS DRILLING - 1.2%
     5,161   Key Energy Services Inc.*                    $     46,294
     1,030   Lufkin Industries, Inc.                            24,154
                                                          ------------
                                                          $     70,448
                                                          ------------
             OIL & GAS EXPLORATION & PRODUCTION - 4.2%
     1,020   Natco Group, Inc.                            $      6,406
     1,800   Penn Virginia Corp.                                65,430
    10,170   Swift Energy Co.*                                  98,344
       966   Tom Brown, Inc.*                                   24,247
     3,144   Unit Corp.*                                        58,321
                                                          ------------
                                                          $    252,748
                                                          ------------
             OIL & GAS REFINING
             MARKETING & TRANSPORTATION - 0.9%
     2,512   St. Mary Land & Exploration Co.              $     62,800
                                                          ------------
             TOTAL ENERGY                                 $    385,996
                                                          ------------
             MATERIALS - 6.3%
             CONSTRUCTION MATERIALS - 1.7%
     3,420   Federal Signal Corp.                         $     66,416
     2,520   Granite Consturction Inc.                          39,060
                                                          ------------
                                                          $    105,476
                                                          ------------
             DIVERSIFIED METALS & MINING - 1.3%
     7,839   Massey Energy Co.                            $     76,195
                                                          ------------
             PAPER PRODUCTS - 1.4%
     5,668   Domtar Inc.                                  $     57,020
     4,855   Mercer International Inc.*                         26,654
                                                          ------------
                                                          $     83,674
                                                          ------------
             SPECIALTY CHEMICALS - 0.7%
     1,700   Great Lakes Chemical Corp.                   $     40,596
                                                          ------------
             STEEL - 1.2%
     7,593   Graftech International Ltd.*                 $     45,254
     2,290   Maverick Tube Corp.*                               29,839
                                                          ------------
                                                          $     75,093
                                                          ------------
             TOTAL MATERIALS                              $    381,034
                                                          ------------
             CAPITAL GOODS - 6.9%
             BUILDING PRODUCTS - 2.4%
     3,170   LSI Industries Inc                           $     43,905
     2,271   Nortek Holdings, Inc.*                            103,898
                                                          ------------
                                                          $    147,803
                                                          ------------
             CONSTUCTION & ENGINEERING - 0.8%
     3,000   Insituform Technologies Inc.*                $     51,150
                                                          ------------
             ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
     4,279   Power-One, Inc.*                             $     24,262
                                                          ------------
             INDUSTRIAL CONGLOMERATES - 1.4%
     5,910   Cornell Companies Inc*                       $     53,190
     3,421   N N Ball & Roller, Inc.                            34,176
                                                          ------------
                                                          $     87,366
                                                          ------------
             INDUSTRIAL MACHINERY - 1.7%
     1,144   Nacco Industries, Inc.                       $     50,073
     3,950   Wabtec Corp.                                       55,458
                                                          ------------
                                                          $    105,531
                                                          ------------
             TOTAL CAPITAL GOODS                          $    416,112
                                                          ------------
             COMMERCIAL SERVICES & SUPPLIES - 9.4%
             COMMERCIAL PRINTING - 1.0%
     2,818   John H. Harland Co.                          $     62,362
                                                          ------------
             DIVERSIFIED COMMERCIAL SERVICES - 6.5%
     2,578   Chemed Corp.                                 $     91,132
     4,100   Central Parking Corp.                              77,326
     1,621   FTI Consulting, Inc.*                              65,083
     4,017   Pegusus Systems, Inc.*                             40,291
     2,900   Quintiles Transnational Corp.*                     35,090
     8,130   Rent-Way, Inc.*                                    28,455
     2,500   Watson Wyatt & Co. Holdings*                       54,375
                                                          ------------
                                                          $    391,752
                                                          ------------
             EMPLOYMENT SERVICES - 1.9%
     2,880   Bally Total Fitness Holding Corp.*           $     20,419
     6,311   Hall, Kinion & Associates, Inc.*                   35,285
     3,670   Korn/Ferry International*                          27,452
     2,335   Right Management Consultants, Inc.                 30,939
                                                          ------------
                                                          $    114,095
                                                          ------------
             TOTAL COMMERCIAL
             SERVICES & SUPPLIES                          $    568,209
                                                          ------------
             TRANSPORTATION - 3.1%
             MARINE - 1.7%
     6,677   Stelmar Shipping Ltd.*                       $    100,556
                                                          ------------
             RAILROADS - 1.4%
     4,337   Genesee & Wyoming Inc.*                      $     88,258
                                                          ------------
             TOTAL TRANSPORTATION                         $    188,814
                                                          ------------
             AUTOMOBILES & COMPONENTS - 2.2%
             AUTO PARTS & EQUIPMENT - 1.0%
     3,103   Applied Industrial Technologies, Inc.        $     58,647
                                                          ------------
             AUTOMOBILE MANUFACTURERS - 1.2%
     6,537   Joy Global Inc.*                             $     73,607
                                                          ------------
             TOTAL AUTOMOBILES & COMPONENTS               $    132,254
                                                          ------------
             CONSUMER DURABLES & APPAREL - 4.6%
             APPAREL, ACCESSORIES & LUXURY GOODS - 1.4%
    10,143   Charming Shoppes, Inc.*                      $     42,398
     8,095   Wilsons The Leather Experts*                       40,475
                                                          ------------
                                                          $     82,873
                                                          ------------

   The accompanying notes are an integral part of these financial statements.

    SHARES                                                       VALUE
             FOOTWEAR - 1.6%
     4,841   Maxwell Shoe Co., Inc.*                      $     56,252
     1,970   Stage Stores, Inc.*                                41,449
                                                          ------------
                                                          $     97,701
                                                          ------------
             HOME FURNISHINGS - 0.9%
     3,940   Oneida Ltd.                                  $     43,458
     1,770   Quaker Fabric Corp.*                               12,302
                                                          ------------
                                                          $     55,760
                                                          ------------
             HOUSEWARES & SPECIALTIES - 0.2%
     1,900   Lo-Jack Corp.*                               $      9,386
                                                          ------------
             LEISURE PRODUCTS - 0.6%
     2,691   Equity Marketing Inc.*                       $     35,979
                                                          ------------
             TOTAL CONSUMER DURABLES & APPAREL            $    281,699
                                                          ------------
             HOTELS, RESTAURANTS & LEISURE - 1.9%
             RESTAURANTS - 1.9%
     1,300   IDine Rewards Network*                       $     13,806
     2,669   O'Charley's Inc.*                                  54,795
     1,781   Rare Hospitality International Inc.*               49,191
                                                          ------------
                                                          $    117,792
                                                          ------------
             TOTAL HOTELS, RESTAURANTS & LEISURE          $    117,792
                                                          ------------
             MEDIA - 2.4%
             ADVERTISING - 1.8%
     3,719   R.H. Donnelley Corp.*+                       $    109,004
                                                          ------------
             PUBLISHING - 0.6%
     2,665   Advanced Marketing Services, Inc.            $     39,176
                                                          ------------
             TOTAL MEDIA                                  $    148,180
                                                          ------------
             RETAILING - 6.2%
             COMPUTER & ELECTRONICS RETAIL - 0.4%
     3,230   Inter-TAN, Inc.*                             $     23,095
                                                          ------------
             DISTRIBUTORS - 0.8%
     3,620   Department 56, Inc.*                         $     46,698
                                                          ------------
             GENERAL MERCHANDISE STORES - 1.3%
     1,700   BJ'S Wholesale Club, Inc.*                   $     31,110
     1,690   Blyth Industries, Inc.                             45,224
                                                          ------------
                                                          $     76,334
                                                          ------------
             SPECIALTY STORES - 3.8%
     3,377   Guitar Center of America Inc.*               $     55,923
     4,182   Hancock Fabrics, Inc.                              63,776
     3,600   Handleman Co.*                                     41,400
     3,448   School Specialty Inc.*                             68,891
                                                          ------------
                                                          $    229,990
                                                          ------------
             TOTAL RETAILING                              $    376,117
                                                          ------------
             FOOD & DRUG RETAILING - 1.1%
             FOOD RETAIL - 1.1%
     1,483   Fresh Del Monte Produce Inc.*                $     28,044
     2,660   Hain Celestial Group, Inc.*                        40,432
                                                          ------------
                                                          $     68,476
                                                          ------------
             TOTAL FOOD & DRUG RETAILING                  $     68,476
                                                          ------------
             FOOD, BEVERAGE & TOBACCO - 0.4%
             AGRICULTURAL PRODUCTS - 0.4%
     2,394   Embrex, Inc.*                                $     26,640
                                                          ------------
             TOTAL FOOD, BEVERAGE & TOBACCO               $     26,640
                                                          ------------
             HOUSEHOLD & PERSONAL PRODUCTS - 1.4%
             HOUSEHOLD PRODUCTS - 1.4%
     6,954   Nu Skin Enterprises, Inc.                    $     83,239
                                                          ------------
             TOTAL HOUSEHOLD & PERSONAL PRODUCTS          $     83,239
                                                          ------------
             HEALTH CARE EQUIPMENT & SERVICES - 7.4%
             HEALTH CARE DISTRIBUTORS & SERVICES - 2.7%
     4,077   Pediatrix Medical Group, Inc.*+              $    163,325
                                                          ------------
             HEALTH CARE EQUIPMENT - 1.7%
     3,260   Haemonetics Corp.*                           $     69,960
     6,116   Rita Medical Systems, Inc.*                        30,886
                                                          ------------
                                                          $    100,846
                                                          ------------
             HEALTH CARE FACILITIES - 0.5%
       958   Triad Hospitals, Inc.*                       $     28,577
                                                          ------------
             MANAGED HEALTH CARE - 2.5%
     1,710   Amerigroup Corp.*                            $     51,830
     3,640   PacifiCare Health Systems, Inc.*                  102,284
                                                          ------------
                                                          $    154,114
                                                          ------------
             TOTAL HEALTH CARE EQUIPMENT &
             SERVICES                                     $    446,862
                                                          ------------
             PHARMACEUTICALS & BIOTECHNOLOGY - 1.0%
             PHARMACEUTICALS - 1.0%
     6,780   Kendle International Inc.*                   $     59,671
                                                          ------------
             TOTAL PHARMACEUTICALS &
             BIOTECHNOLOGY                                $     59,671
                                                          ------------
             BANKS - 2.0%
     5,380   BankAtlantic Bancorp, Inc.                   $     50,841
     2,156   Banner Corp.                                       40,412
     1,000   Staten Island Bancorp Inc.                         20,140
       380   Whitney Holding Corp.                              12,665
                                                          ------------
                                                          $    124,058
                                                          ------------
             TOTAL BANKS                                  $    124,058
                                                          ------------
             DIVERSIFIED FINANCIALS - 6.5%
             CONSUMER FINANCE - 1.8%
     3,300   Advanta Corp.                                $     29,637
     2,200   American Capital Strategies                        47,498
     8,806   Medallion Financial Corp.                          34,343
                                                          ------------
                                                          $    111,478
                                                          ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

    SHARES                                                       VALUE
             DIVERSIFIED FINANCIAL SERVICES - 4.7%
     2,028   Advanta Corp. (Class B)                      $     19,043
     2,318   Dollar Thrifty Automotive Group*                   49,026
     1,693   Financial Federal Corp.*                           42,545
     4,180   Irwin Financial Corp.                              68,970
     4,160   Profit Recovery Group International                37,024
     6,112   Ventas, Inc.*                                      69,982
                                                          ------------
                                                          $    286,590
                                                          ------------
             TOTAL DIVERSIFIED FINANCIALS                 $    398,068
                                                          ------------
             INSURANCE - 3.2%
             LIFE & HEALTH INSURANCE - 0.6%
     1,756   FBL Financial Group, Inc.                    $     34,189
                                                          ------------
             PROPERTY & CASUALTY INSURANCE - 2.6%
     1,351   IPC Holdings Ltd.*                           $     42,611
     1,778   Philadelphia Consolidated Holding Corp.*           62,941
     2,624   Stewart Information Services Corp.*                56,127
                                                          ------------
                                                          $    161,679
                                                          ------------
             TOTAL INSURANCE                              $    195,868
                                                          ------------
             REAL ESTATE - 5.5%
             REAL ESTATE INVESTMENT TRUSTS - 4.4%
     2,585   Bedford Property Investors, Inc.             $     66,409
     2,678   Entertainment Properties Trust                     62,987
     2,524   Pennsylvania Real Estate Investment
             Trust, Inc.                                        65,624
     2,796   Universal Health Realty Inc.                       73,395
                                                          ------------
                                                          $    268,415
                                                          ------------
             REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.1%
     7,190   Trizec Properties Inc.                       $     67,514
                                                          ------------
             TOTAL REAL ESTATE                            $    335,929
                                                          ------------
             SOFTWARE & SERVICES - 3.9%
             APPLICATION SOFTWARE - 2.9%
     3,600   Caminus Corp.*                               $      8,424
     8,899   E.Piphany Inc.*                                    37,109
     6,704   SPSS Inc.*                                         93,789
     5,720   WatchGuard Technologies Inc*                       36,499
                                                          ------------
                                                          $    175,821
                                                          ------------
             SYSTEMS SOFTWARE - 1.0%
     4,700   Borland Software Corp*                       $     57,810
                                                          ------------
             TOTAL SOFTWARE & SERVICES                    $    233,631
                                                          ------------
             TECHNOLOGY HARDWARE & EQUIPMENT - 5.7%
             COMPUTER HARDWARE - 0.8%
     5,700   Insight Enterprises, Inc.*                   $     47,367
                                                          ------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%
     1,062   Photon Dynamics Inc.*                        $     24,214
     1,484   Power Integrations, Inc.*                          25,228
                                                          ------------
                                                          $     49,442
                                                          ------------
             NETWORKING EQUIPMENT - 0.6%
     5,240   Computer Network Technology Corp.*           $     37,204
                                                          ------------
             SEMICONDUCTOR EQUIPMENT - 2.2%
     1,518   Advanced Energy Industries Inc.*             $     19,309
     1,528   ATMI, Inc.*                                        28,299
     3,537   Brooks Automation, Inc.*                           40,534
     3,420   Photronics, Inc.*                                  46,854
                                                          ------------
                                                          $    134,996
                                                          ------------
             SEMICONDUCTORS - 0.7%
     5,012   AXT, Inc.*                                   $      9,022
     4,670   HI/FN Inc.*                                        26,993
                                                          ------------
                                                          $     36,015
                                                          ------------
             TELECOMMUNICATIONS EQUIPMENT - 0.6%
     6,578   Lightbridge Inc*                             $     40,455
                                                          ------------
             TOTAL TECHNOLOGY HARDWARE &
             EQUIPMENT                                    $    345,479
                                                          ------------
             TELECOMMUNICATION SERVICES - 1.8%
             INTEGRATED TELECOMUNICATION SERVICES - 1.3%
     6,453   Boston Communications Group, Inc.*           $     82,018
                                                          ------------
             WIRELESS TELECOMMUNICATIONS SERVICES - 0.5%
     7,250   Remec Inc*                                   $     28,130
                                                          ------------
             TOTAL TELECOMMUNICATION SERVICES             $    110,148
                                                          ------------
             UTILITIES - 6.2%
             GAS UTILITIES - 6.2%
     2,150   AGL Resources Inc.                           $     52,245
     2,170   Cascade Natural Gas Corp.                          43,400
     5,547   NUI Corp.                                          95,741
     2,380   People's Energy Corp.                              91,987
     7,924   Southwestern Energy Co.*                           90,725
                                                          ------------
                                                          $    374,098
                                                          ------------
             TOTAL UTILITIES                              $    374,098
                                                          ------------
             TOTAL COMMON STOCKS
             (Cost $6,544,042)                            $  5,798,372
                                                          ------------
             EXCHANGE TRADED FUND - 1.7%
       900   Russell 2000 Value Fund                      $    100,485
                                                          ------------
             TOTAL EXCHANGE TRADED FUND
             (Cost $101,804)                              $    100,485
                                                          ------------
             TOTAL INVESTMENT IN SECURITIES
             (Cost $6,645,846)                            $  5,898,857
                                                          ============

   The accompanying notes are an integral part of these financial statements.

 PRINCIPAL
 AMOUNT                                                          VALUE
             TEMPORARY CASH INVESTMENT - 2.8%
             SECURITY LENDING COLLATERAL - 2.8%
$  168,463   Security Lending Investment Fund, 1.33%      $    168,463
                                                          ------------
             TOTAL TEMPORARY CASH INVESTMENT
             (Cost $168,463)                              $    168,463
                                                          ------------
             TOTAL INVESTMENT IN SECURITIES
             AND TEMPORARY CASH INVESTMENT - 100%
             (Cost $6,814,309)                            $  6,067,320
                                                          ============

*    Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments)for the year ended November 30, 2002, aggreated $176,693,616 and $66,687,719, respectively.

+ At December 31, 2002, the following securities have been pledged to cover margin requirements for open futures contracts.

    Shares            Security               Market Value
    ------   -----------------------------   ------------
     1,500   Pediatrix Medical Group, Inc.   $ 60,090
       400   R.H. Donnelley Corp.            $ 11,724

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

    SHARES                                                       VALUE
             COMMON STOCKS - 91.8%
             ENERGY - 7.4%
             INTEGRATED OIL & GAS - 0.9%
    14,300   Petroquest Energy Inc.                       $     59,345
                                                          ------------
             OIL & GAS DRILLING - 1.3%
     2,988   Patterson Energy, Inc.*                      $     90,148
                                                          ------------
             OIL & GAS EXPLORATION & PRODUCTION - 5.2%
     5,300   Forest Oil Corp.*                            $    146,545
     3,200   Plains Exploration and Production                  31,200
     3,200   Plains Resources Inc.*                             37,920
     6,278   Spinnaker Exploration Co.*                        138,430
                                                          ------------
                                                          $    354,095
                                                          ------------
             TOTAL ENERGY                                 $    503,588
                                                          ------------
             MATERIALS - 6.2%
             COMMODITY CHEMICALS - 1.5%
     5,900   Airgas, Inc.*                                $    101,775
                                                          ------------
             MATERIALS - 1.0%
     4,650   Mega Blocks*                                 $     69,179
                                                          ------------
             PAPER PRODUCTS - 0.8%
     4,700   Wausau-Mosinee Paper Corp.                   $     52,734
                                                          ------------
             PRECIOUS METALS & MINERALS - 1.6%
     7,400   Agnico Eagle Mines Ltd.                      $    109,964
                                                          ------------
             SPECIALTY CHEMICALS - 1.1%
     5,500   Wellman, Inc.                                $     74,195
                                                          ------------
             STEEL - 0.2%
     2,800   Graftech International Ltd.*                 $     16,688
                                                          ------------
             TOTAL MATERIALS                              $    424,535
                                                          ------------
             CAPITAL GOODS - 2.7%
             AEROSPACE & DEFENSE - 0.5%
     6,700   AAR Corp.                                    $     34,505
                                                          ------------
             ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
     4,400   Plexus Corp.*                                $     38,632
     8,200   Power-One, Inc.*                                   46,494
                                                          ------------
                                                          $     85,126
                                                          ------------
             INDUSTRIAL MACHINERY - 1.0%
     4,500   Wabtec Corp.                                 $     63,180
                                                          ------------
             TOTAL CAPITAL GOODS                          $    182,811
                                                          ------------
             COMMERCIAL SERVICES & SUPPLIES - 7.7%
             COMMERCIAL PRINTING - 1.6%
     5,000   John H. Harland Co.                          $    110,650
                                                          ------------
             DATA PROCESSING SERVICES - 1.3%
     6,700   Talx Corp.                                   $     86,564
                                                          ------------
             DIVERSIFIED COMMERCIAL SERVICES - 2.9%
     2,800   Cross Country Inc.*                          $     39,060
     2,076   Pittston Brink's Group                             38,364
     4,700   Regis Corp.                                       122,153
                                                          ------------
                                                          $    199,577
                                                          ------------
             EMPLOYMENT SERVICES - 1.2%
     4,825   Bally Total Fitness Holding Corp.*           $     34,209
     9,650   The Princeton Review, Inc.*                        47,768
                                                          ------------
                                                          $     81,977
                                                          ------------
             ENVIRONMENTAL SERVICES - 0.7%
    10,811   Newpark Resources, Inc.*                     $     47,028
                                                          ------------
             TOTAL COMMERCIAL SERVICES & SUPPLIES         $    525,796
                                                          ------------
             CONSUMER DURABLES & APPAREL - 3.8%
             APPAREL, ACCESSORIES & LUXURY GOODS - 1.2%
    19,300   Charming Shoppes, Inc.*                      $     80,674
                                                          ------------
             FOOTWEAR - 1.3%
     4,800   Genesco Inc.*                                $     89,424
                                                          ------------
             PHOTOGRAPHIC PRODUCTS - 0.4%
     3,500   Creo Products                                $     28,595
                                                          ------------
             TEXTILES - 0.9%
    12,211   Unifi, Inc.*                                 $     64,108
                                                          ------------
             TOTAL CONSUMER DURABLES & APPAREL            $    262,801
                                                          ------------
             HOTELS, RESTAURANTS & LEISURE - 6.0%
             RESTAURANTS - 6.0%
     4,800   AFC Enterprises, Inc.*                       $    100,848
     2,056   Applebee's International Inc.                      47,681
     1,800   CEC Entertainment Inc.*                            55,260
    19,572   IDine Rewards Network*                            207,855
                                                          ------------
                                                          $    411,644
                                                          ------------
             TOTAL HOTELS, RESTAURANTS & LEISURE          $    411,644
                                                          ------------
             MEDIA - 2.3%
             MOVIES & ENTERTAINMENT - 1.3%
     8,600   Alliance Atlantis Communications Inc.*       $     92,020
                                                          ------------
             PUBLISHING - 1.0%
     3,800   Journal Register Co.*                        $     67,564
                                                          ------------
             TOTAL MEDIA                                  $    159,584
                                                          ------------
             RETAILING - 4.0%
             APPAREL RETAIL - 0.8%
     2,300   Gildan Activewer Inc.*                       $     53,843
                                                          ------------
             COMPUTER & ELECTRONICS RETAIL - 0.8%
     7,500   Inter-TAN, Inc.*                             $     53,625
                                                          ------------
             GENERAL MERCHANDISE STORES - 1.3%
     5,200   Tuesday Morning Corp.*                       $     88,920
                                                          ------------
             SPECIALTY STORES - 1.1%
     3,900   School Specialty Inc.*                       $     77,922
                                                          ------------
             TOTAL RETAILING                              $    274,310
                                                          ------------

   The accompanying notes are an integral part of these financial statements.

    SHARES                                                       VALUE
             FOOD & DRUG RETAILING - 0.8%
             FOOD DISTRIBUTORS - 0.8%
     1,339   The J.M. Smucker Co.                         $     53,306
                                                          ------------
             TOTAL FOOD & DRUG RETAILING                  $     53,306
                                                          ------------
             FOOD, BEVERAGE & TOBACCO - 1.3%
             AGRICULTURAL PRODUCTS - 1.3%
     2,920   Corn Products International, Inc.            $     87,980
                                                          ------------
             TOTAL FOOD, BEVERAGE & TOBACCO               $     87,980
                                                          ------------
             HOUSEHOLD & PERSONAL PRODUCTS - 1.2%
             HOUSEHOLD PRODUCTS - 1.2%
     6,600   Nu Skin Enterprises Inc.                     $     79,002
                                                          ------------
             TOTAL HOUSEHOLD & PERSONAL PRODUCTS          $     79,002
                                                          ------------
             HEALTH CARE EQUIPMENT & SERVICES - 9.3%
             HEALTH CARE DISTRIBUTORS & SERVICES - 2.0%
    12,900   Hooper Holmes, Inc.                          $     79,206
     5,100   Orthodontic Centers of America,Inc.*               55,641
                                                          ------------
                                                          $    134,847
                                                          ------------
             HEALTH CARE EQUIPMENT - 1.7%
     5,400   Haemonetics Corp.*                           $    115,884
                                                          ------------
             HEALTH CARE FACILITIES - 2.3%
       600   Lifepoint Hospitals Inc.*                    $     17,959
     3,202   Sunrise Assisted Living Inc.*                      79,698
     1,325   Universal Health Services, Inc. (Class B)*         59,758
                                                          ------------
                                                          $    157,415
                                                          ------------
             MANAGED HEALTH CARE - 3.3%
     4,600   AMN Healthcare Services*                     $     77,786
       524   Anthem, Inc.*                                      32,960
     4,825   First Health Group Corp.*                         117,489
                                                          ------------
                                                          $    228,235
                                                          ------------
             TOTAL HEALTH CARE EQUIPMENT & SERVICES       $    636,381
                                                          ------------
             PHARMACEUTICALS & BIOTECHNOLOGY - 2.0%
             BIOTECHNOLOGY - 0.7%
     1,360   MedImmune, Inc.*                             $     36,951
     1,000   Transkaryotic Therapies, Inc.*                      9,900
                                                          ------------
                                                          $     46,851
                                                          ------------
             PHARMACEUTICALS - 1.3%
     8,000   Parexel International Corp.*                 $     87,920
                                                          ------------
             TOTAL PHARMACEUTICALS & BIOTECHNOLOGY        $    134,771
                                                          ------------
             BANKS - 6.4%
     4,100   Commercial Federal Corp.                     $     95,735
     6,346   Staten Island Bancorp Inc                         127,808
     3,100   Webster Financial Corp.                           107,880
     3,202   Whitney Holding Corp.                             106,723
                                                          ------------
                                                          $    438,146
                                                          ------------
             TOTAL BANKS                                  $    438,146
                                                          ------------
             DIVERSIFIED FINANCIALS - 7.0%
             CONSUMER FINANCE - 1.8%
     5,787   American Capital Strategies                  $    124,941
                                                          ------------
             DIVERSIFIED FINANCIAL SERVICES - 5.3%
     8,903   Advanta Corp. (Class B)                      $     83,599
     3,700   Dollar Thrifty Automotive Group*                   78,255
     1,725   Gabelli Asset Management Inc.*                     51,819
     3,900   Leucadia National Corp.                           145,509
                                                          ------------
                                                          $    359,182
                                                          ------------
             TOTAL DIVERSIFIED FINANCIALS                 $    484,123
                                                          ------------
             INSURANCE - 3.4%
             LIFE & HEALTH INSURANCE - 0.5%
     2,700   Nautilus Group Inc.*                         $     36,072
                                                          ------------
             MULTI-LINE INSURANCE - 0.4%
     2,200   Max Re Capital Ltd.                          $     24,244
                                                          ------------
             PROPERTY & CASUALTY INSURANCE - 2.5%
     3,320   First American Corp.                         $     73,704
       325   Landamerica Financial Group                        11,521
     3,320   Selective Insurance Group, Inc.                    83,598
                                                          ------------
                                                          $    168,823
                                                          ------------
             TOTAL INSURANCE                              $    229,139
                                                          ------------
             REAL ESTATE - 7.5%
             REAL ESTATE INVESTMENT TRUSTS - 7.5%
     1,700   Colonial Properties Trust                    $     57,698
     2,200   Camden Property Trust                              72,600
     5,617   Healthcare Realty Trust, Inc.                     164,297
     4,882   Innkeepers USA Trust                               37,396
     3,600   Mission West Properties, Inc.                      35,640
     5,165   Prentiss Properties Trust                         146,066
                                                          ------------
                                                          $    513,697
                                                          ------------
             TOTAL REAL ESTATE                            $    513,697
                                                          ------------
             SOFTWARE & SERVICES - 3.4%
             APPLICATION SOFTWARE - 2.9%
     3,700   American Management Systems, Inc.*           $     44,363
     2,600   Caminus Corp.*                                      6,084
     3,258   Fair Isaac and Co., Inc.                          139,117
     2,500   Wind River Systems*                                10,250
                                                          ------------
                                                          $    199,814
                                                          ------------
             SYSTEMS SOFTWARE - 0.5%
     5,300   Plato Learning, Inc.*                        $     31,482
                                                          ------------
             TOTAL SOFTWARE & SERVICES                    $    231,296
                                                          ------------
             TECHNOLOGY HARDWARE & EQUIPMENT - 4.8%
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
     3,800   Power Integrations, Inc.*                    $     64,600
                                                          ------------
             NETWORKING EQUIPMENT - 0.5%
     1,500   Avocent Corp.*                               $     33,330
                                                          ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02


    SHARES                                                       VALUE
             SEMICONDUCTOR EQUIPMENT - 3.1%
     2,376   ATMI, Inc.*                                  $     44,004
       548   Cymer, Inc.*                                       17,673
     2,251   DuPont Photomasks, Inc.*                           52,336
     5,496   Photronics, Inc.*                                  75,295
       951   Varian Semiconductor Equipment
             Associates, Inc.*                                  22,597
                                                          ------------
                                                          $    211,905
                                                          ------------
             SEMICONDUCTORS - 0.1%
       200   Semtech Corp.*                               $      2,188
                                                          ------------
             TELECOMMUNICATIONS EQUIPMENT - 0.2%
     2,400   Ciena Corp.*                                 $     12,336
                                                          ------------
             TOTAL TECHNOLOGY HARDWARE & EQUIPMENT        $    324,359
                                                          ------------
             TELECOMMUNICATION SERVICES - 1.1%
             INTEGRATED TELECOMUNICATION SERVICES - 1.1%
     3,700   Aeroflex Inc.*                               $     25,530
     4,159   CT Communications Inc.                             46,997
                                                          ------------
                                                          $     72,527
                                                          ------------
             TOTAL TELECOMMUNICATION SERVICES             $     72,527
                                                          ------------
             UTILITIES - 3.4%
             ELECTRIC UTILITIES - 2.5%
       522   Dominion Resources, Inc.                     $     28,658
     8,114   Unisource Energy Corp. Holding Co.                140,291
                                                          ------------
                                                          $    168,949
                                                          ------------
             GAS UTILITIES - 0.9%
     1,600   People's Energy Corp.                        $     61,839
                                                          ------------
             TOTAL UTILITIES                              $    230,788
                                                          ------------
             TOTAL COMMON STOCKS
             (Cost $7,137,084)                            $  6,260,576
                                                          ------------

 PRINCIPAL
 AMOUNT
             TEMPORARY CASH INVESTMENT - 8.2%
             SECURITY LENDING COLLATERAL - 8.2%
$  561,158   Securities Lending Investment Fund, 1.33%    $    561,158
                                                          ------------
             TOTAL TEMPORARY CASH INVESTMENT
             (Cost $561,158)                              $    561,158
                                                          ------------
             TOTAL COMMON STOCKS AND
             TEMPORARY CASH INVESTMENT - 100%
             (Cost $7,698,242)                            $  6,821,734
                                                          ============

*   Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

SCHEDUE OF INVESTMENTS 12/31/02

      SHARES                                                               VALUE
               COMMON STOCKS - 93.3%
               ENERGY - 6.6%
               INTEGRATED OIL & GAS - 1.1%
      69,400   Occidental Petroleum Corp.                         $    1,974,430
                                                                  --------------
               OIL & GAS DRILLING - 1.3%
      40,850   ENSCO Intl., Inc.                                  $    1,203,033
      28,250   Weatherford International, Inc.*                        1,128,023
                                                                  --------------
                                                                  $    2,331,056
                                                                  --------------
               OIL & GAS EXPLORATION & PRODUCTION - 2.2%
      89,100   Ocean Energy, Inc.                                 $    1,779,327
      92,800   Pioneer Natural Resources Co.*                          2,343,200
                                                                  --------------
                                                                  $    4,122,527
                                                                  --------------
               OIL & GAS REFINING MARKETING &
               TRANSPORTATION - 2.0%
      48,250   Sun Company, Inc.                                  $    1,600,935
      59,400   Valero Energy Corp.                                     2,194,236
                                                                  --------------
                                                                  $    3,795,171
                                                                  --------------
               TOTAL ENERGY                                       $   12,223,184
                                                                  --------------
               MATERIALS - 6.8%
               COMMODITY CHEMICALS - 1.0%
      44,550   Air Products & Chemicals, Inc.                     $    1,904,513
                                                                  --------------
               DIVERSIFIED CHEMICALS - 0.8%
      29,700   PPG Industries, Inc.                               $    1,489,455
                                                                  --------------
               DIVERSIFIED METALS & MINING - 2.6%
     156,000   Freeport-McMoRan Copper & Gold, Inc.
               (Class B)*                                         $    2,617,680
      70,550   Phelps Dodge Corp.*                                     2,232,908
                                                                  --------------
                                                                  $    4,850,588
                                                                  --------------
               PAPER PRODUCTS - 1.4%
      59,400   Bowater, Inc.                                      $    2,491,830
                                                                  --------------
               PRECIOUS METALS & MINERALS - 1.0%
      63,100   Newmont Mining Corp.                               $    1,831,793
                                                                  --------------
               TOTAL MATERIALS                                    $   12,568,179
                                                                  --------------
               CAPITAL GOODS - 5.7%
               AEROSPACE & DEFENSE - 0.4%
       9,650   General Dynamics Corp.                             $      765,921
                                                                  --------------
               ELECTRICAL COMPONENTS & EQUIPMENT - 2.7%
      52,300   American Power Conversion Corp.*                   $      792,345
      66,850   Cooper Industries, Inc.                                 2,436,683
     207,900   Symbol Technologies, Inc.                               1,708,938
                                                                  --------------
                                                                  $    4,937,966
                                                                  --------------
               INDUSTRIAL CONGLOMERATES - 1.8%
      26,000   American Standard Companies, Inc.*                 $    1,849,640
      25,100   ITT Industries, Inc.                                    1,523,319
                                                                  --------------
                                                                  $    3,372,959
                                                                  --------------
               INDUSTRIAL MACHINERY - 0.8%
      26,000   Deere & Co.                                        $    1,192,100
      12,400   Kaydon Corp.                                              263,004
                                                                  --------------
                                                                  $    1,455,104
                                                                  --------------
               TOTAL CAPITAL GOODS                                $   10,531,950
                                                                  --------------
               COMMERCIAL SERVICES & SUPPLIES - 6.7%
               COMMERCIAL PRINTING - 1.8%
     148,500   John H. Harland Co.                                $    3,286,305
                                                                  --------------
               DATA PROCESSING SERVICES - 3.3%
     111,400   Amdocs Ltd.*                                       $    1,093,948
      59,400   The BISYS Group, Inc.*                                    944,460
     170,950   CSG Systems Intl., Inc.*                                2,333,468
      74,250   Equifax, Inc.                                           1,718,145
                                                                  --------------
                                                                  $    6,090,021
                                                                  --------------
               DIVERSIFIED COMMERCIAL SERVICES - 0.4%
      29,700   Regis Corp.                                        $      771,903
                                                                  --------------
               ENVIRONMENTAL SERVICES - 1.2%
     103,950   Republic Services, Inc.*                           $    2,180,871
                                                                  --------------
               TOTAL COMMERCIAL SERVICES & SUPPLIES               $   12,329,100
                                                                  --------------
               TRANSPORTATION - 1.2%
               AIRLINES - 0.7%
      96,550   Southwest Airlines Co.                             $    1,342,045
                                                                  --------------
               RAILROADS - 0.5%
      22,300   Canadian National Railway Co.                      $      926,788
                                                                  --------------
               TOTAL TRANSPORTATION                               $    2,268,833
                                                                  --------------
               AUTOMOBILES & COMPONENTS - 1.8%
               AUTO PARTS & EQUIPMENT - 0.8%
     118,800   Dana Corp.                                         $    1,397,088
                                                                  --------------
               AUTOMOBILE MANUFACTURERS - 1.0%
      66,850   Cummins, Inc.                                      $    1,880,491
                                                                  --------------
               TOTAL AUTOMOBILES & COMPONENTS                     $    3,277,579
                                                                  --------------
               CONSUMER DURABLES & APPAREL - 3.3%
               APPAREL, ACCESSORIES & LUXURY GOODS - 0.8%
     111,400   The Limited Brands, Inc.                           $    1,551,802
                                                                  --------------
               LEISURE PRODUCTS - 2.0%
     115,100   Mattel, Inc.                                       $    2,204,165
      69,350   Regal Entertainment Group                               1,485,477
                                                                  --------------
                                                                  $    3,689,642
                                                                  --------------
               PHOTOGRAPHIC PRODUCTS - 0.5%
      26,000   Imation Corp.*                                     $      912,080
                                                                  --------------
               TOTAL CONSUMER DURABLES & APPAREL                  $    6,153,524
                                                                  --------------
               HOTELS, RESTAURANTS & LEISURE - 4.3%
               CASINOS & GAMING - 0.9%
     193,050   Park Place Entertainment Corp.*                    $    1,621,620
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

SCHEDUE OF INVESTMENTS 12/31/02


      SHARES                                                               VALUE
               RESTAURANTS - 3.4%
      92,800   Outback Steakhouse, Inc.                           $    3,196,032
     126,000   Yum! Brands, Inc.*                                      3,051,720
                                                                  --------------
                                                                  $    6,247,752
                                                                  --------------
               TOTAL HOTELS, RESTAURANTS & LEISURE                $    7,869,372
                                                                  --------------
               MEDIA - 2.1%
               ADVERTISING - 1.5%
     122,500   The Interpublic Group of Companies, Inc.           $    1,724,800
      14,850   Omnicom Group                                             959,310
                                                                  --------------
                                                                  $    2,684,110
                                                                  --------------
               BROADCASTING & CABLE TV - 0.6%
      48,250   USA Interactive, Inc.*                             $    1,102,995
                                                                  --------------
               TOTAL MEDIA                                        $    3,787,105
                                                                  --------------
               RETAILING - 7.4%
               COMPUTER & ELECTRONICS RETAIL - 1.6%
      40,833   Best Buy Co., Inc.*                                $      986,117
     100,250   Radioshack Corp.                                        1,878,685
                                                                  --------------
                                                                  $    2,864,802
                                                                  --------------
               DEPARTMENT STORES - 1.2%
      96,550   J.C. Penney Co., Inc.                              $    2,221,616
                                                                  --------------
               GENERAL MERCHANDISE STORES - 2.1%
     107,450   BJ'S Wholesale Club, Inc.*                         $    1,966,335
      78,300   Sears, Roebuck and Co.                                  1,875,285
                                                                  --------------
                                                                  $    3,841,620
                                                                  --------------
               SPECIALTY STORES - 2.5%
      52,000   Cole National Corp.*                               $      592,800
     133,650   Toys "R" Us, Inc.*                                      1,336,500
     263,150   Foot Locker, Inc.*                                      2,763,075
                                                                  --------------
                                                                  $    4,692,375
                                                                  --------------
               TOTAL RETAILING                                    $   13,620,413
                                                                  --------------
               FOOD & DRUG RETAILING - 4.1%
               DRUG RETAIL - 1.6%
     118,800   CVS Corp.                                          $    2,966,436
                                                                  --------------
               FOOD RETAIL - 2.5%
      37,150   Albertson's, Inc.                                  $      826,959
     111,400   ConAgra, Inc.                                           2,786,114
      59,400   Kroger Co.*                                               917,730
                                                                  --------------
                                                                  $    4,530,803
                                                                  --------------
               TOTAL FOOD & DRUG RETAILING                        $    7,497,239
                                                                  --------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 9.1%
               HEALTH CARE EQUIPMENT - 3.8%
      89,400   Apogent Technologies Inc.*                         $    1,859,520
      59,400   Becton, Dickinson & Co.                                 1,822,986
      59,390   Guidant Corp.*                                          1,832,182
      96,550   Sybron Dental Specialities*                             1,433,768
                                                                  --------------
                                                                  $    6,948,456
                                                                  --------------
               HEALTH CARE FACILITIES - 3.0%
     185,650   Manor Care, Inc.*                                  $    3,454,947
      66,900   Triad Hospitals, Inc.*                                  1,995,627
                                                                  --------------
                                                                  $    5,450,574
                                                                  --------------
               MANAGED HEALTH CARE - 2.3%
      53,450   CIGNA Corp.                                        $    2,197,864
      29,700   Wellpoint Health Networks Inc.*                         2,113,452
                                                                  --------------
                                                                  $    4,311,316
                                                                  --------------
               TOTAL HEALTH CARE
               EQUIPMENT & SUPPLIES                               $   16,710,346
                                                                  --------------
               PHARMACEUTICALS & BIOTECHNOLOGY - 2.5%
               PHARMACEUTICALS - 2.5%
     185,650   IVAX Corp.*                                        $    2,251,935
      66,850   Mylan Laboratories, Inc.                                2,333,065
                                                                  --------------
                                                                  $    4,585,000
                                                                  --------------
               TOTAL PHARMACEUTICALS &
               BIOTECHNOLOGY                                      $    4,585,000
                                                                  --------------
               BANKS - 8.1%
      52,000   Astoria Financial Corp.                            $    1,411,800
      59,400   Boston Private Financial Holdings, Inc.                 1,179,684
      61,122   Charter One Financial, Inc.                             1,756,030
      37,134   Comerica, Inc.                                          1,605,674
      37,150   GreenPoint Financial Corp.                              1,678,437
      74,400   KeyCorp                                                 1,870,416
      52,000   Marshall & Ilsley Corp.                                 1,423,760
      40,050   North Fork Bancorporation, Inc.                         1,351,287
      52,000   SouthTrust Corp.                                        1,292,200
      33,400   TCF Financial Corp.                                     1,459,246
                                                                  --------------
               TOTAL BANKS                                        $   15,028,534
                                                                  --------------
               DIVERSIFIED FINANCIALS - 3.0%
               CONSUMER FINANCE - 1.9%
      26,000   Countrywide Financial Corp.*                       $    1,342,900
       6,700   White Mountains Insurance Group, Ltd.                   2,164,100
                                                                  --------------
                                                                  $    3,507,000
                                                                  --------------
               DIVERSIFIED FINANCIAL SERVICES - 1.1%
      60,600   A.G. Edwards, Inc.                                 $    1,997,376
                                                                  --------------
               TOTAL DIVERSIFIED FINANCIALS                       $    5,504,376
                                                                  --------------
               INSURANCE - 7.5%
               INSURANCE - 1.0%
      33,450   Ambac Financial Group, Inc.                        $    1,881,228
                                                                  --------------
               INSURANCE BROKERS - 0.7%
      35,100   Platinum Underwriter Holdings, Ltd.*               $      924,885
      18,350   Willis Group Holdings, Ltd.*                              526,095
                                                                  --------------
                                                                  $    1,450,980
                                                                  --------------
               LIFE & HEALTH INSURANCE - 0.8%
      40,850   Jefferson - Pilot Corp.                            $    1,556,794
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                               VALUE
               PROPERTY & CASUALTY INSURANCE - 4.9%
      22,350   Arch Capital Group, Ltd.*                          $      696,650
      44,550   MBIA Inc.                                               1,953,963
       9,450   Markel Corp.*                                           1,941,975
      55,700   Renaissancere Holdings, Ltd.                            2,205,720
      29,700   Exel, Ltd.                                              2,294,325
                                                                  --------------
                                                                  $    9,092,633
                                                                  --------------
               TOTAL INSURANCE                                    $   13,981,635
                                                                  --------------
               SOFTWARE & SERVICES - 2.3%
               APPLICATION SOFTWARE - 1.3%
      89,100   Autodesk, Inc.                                     $    1,274,130
     148,500   Mentor Graphics Corp.*                                  1,167,210
                                                                  --------------
                                                                  $    2,441,340
                                                                  --------------
               SYSTEMS SOFTWARE - 1.0%
      74,329   SunGard Data Systems, Inc.*                        $    1,751,191
                                                                  --------------
               TOTAL SOFTWARE & SERVICES                          $    4,192,531
                                                                  --------------
               TECHNOLOGY HARDWARE & DEVELOPMENT - 4.5%
               COMPUTER HARDWARE - 1.3%
     104,050   NCR Corp.*                                         $    2,470,147
                                                                  --------------
               COMPUTER STORAGE & PERIPHERALS - 1.4%
     252,450   Quantum Corp. - DLT & Storage Systems*             $      674,042
      89,100   Storage Technology Corp.*                               1,908,522
                                                                  --------------
                                                                  $    2,582,564
                                                                  --------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
      97,900   Waters Corp.*                                      $    2,132,262
                                                                  --------------
               TELECOMMUNICATIONS EQUIPMENT - 0.6%
     148,536   Tellabs, Inc.*                                     $    1,079,854
                                                                  --------------
               TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT            $    8,264,827
                                                                  --------------
               TELECOMMUNICATION SERVICES - 3.3%
               INTEGRATED TELECOMMUNICATION SERVICES - 3.3%
      70,550   Alltel Corp.                                       $    3,598,050
      54,950   Telephone and Data Systems, Inc.                        2,583,749
                                                                  --------------
                                                                  $    6,181,799
                                                                  --------------
               TOTAL TELECOMMUNICATION SERVICES                   $    6,181,799
                                                                  --------------
               UTILITIES - 3.0%
               ELECTRIC UTILITIES - 1.9%
      85,400   DPL, Inc.                                          $    1,310,036
      29,700   DTE Energy Co.                                          1,378,080
      18,700   Entergy Corp.                                             852,533
                                                                  --------------
                                                                  $    3,540,649
                                                                  --------------
               GAS UTILITIES - 1.1%
      57,200   KeySpan Energy Corp.                               $    2,015,728
                                                                  --------------
               TOTAL UTILITIES                                    $    5,556,377
                                                                  ==============
               TOTAL COMMON STOCKS
               (Cost $179,067,628)                                $  172,131,903
                                                                  ==============

PRINCIPAL
AMOUNT                                                                     VALUE
               TEMOPORARY CASH INVESTMENTS- 6.7%
               REPURCHASE AGREEMENT - 4.8%
$  8,900,000   Credit Suisse First Boston, Inc.,
               1.05%, dated 12/31/02,
               repurchase price of $8,900,000
               plus accrued interest on
               1/2/03 collateralized by $8,203,000
               U.S. Treasury Notes,
               11.875%, 11/15/03                                  $    8,900,000
                                                                  --------------
               SECURITY LENDING COLLATERAL - 1.9%
   3,436,248   Securities Lending Investment
               Fund, 1.33%                                        $    3,436,248
                                                                  --------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $12,336,248)                                 $   12,336,248
                                                                  --------------
               TOTAL COMMON STOCKS AND
               TEMPORARY CASH INVESTMENTS - 100%
               (Cost $191,403,876)                                $  184,468,151
                                                                  ==============

*    Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

SCHEDUE OF INVESTMENTS 12/31/02

      SHARES                                                               VALUE
               COMMON STOCKS - 99.2%
               ENERGY - 2.8%
               INTEGRATED OIL & GAS - 2.8%
      11,300   Exxon Mobil Corp.                                  $      394,822
       8,500   Occidental Petroleum Corp.                                241,825
       7,300   Royal Dutch Petroleum Co.                                 321,346
                                                                  --------------
                                                                  $      957,993
                                                                  --------------
               TOTAL ENERGY                                       $      957,993
                                                                  --------------
               CAPITAL GOODS - 6.8%
               AEROSPACE & DEFENSE - 1.7%
       5,900   Northrop Grumman Corp.*                            $      572,300
                                                                  --------------
               ELECTRICAL COMPONENTS & EQUIPMENT - 3.9%
      55,900   General Electric Co.                               $    1,361,165
                                                                  --------------
               INDUSTRIAL MACHINERY - 1.2%
      11,400   SPX Corp.*                                         $      426,930
                                                                  --------------
               TOTAL CAPITAL GOODS                                $    2,360,395
                                                                  --------------
               COMMERCIAL SERVICES & SUPPLIES - 2.1%
               DATA PROCESSING SERVICES - 2.1%
      11,742   Automatic Data Processing, Inc.                    $      460,874
       7,400   First Data Corp.                                          262,034
                                                                  --------------
                                                                  $      722,908
                                                                  --------------
               TOTAL COMMERCIAL SERVICES & SUPPLIES               $      722,908
                                                                  --------------
               TRANSPORTATION - 2.0%
               TRUCKING - 2.0%
      10,800   United Parcel Service                              $      681,264
                                                                  --------------
               TOTAL TRANSPORTATION                               $      681,264
                                                                  --------------
               HOTELS, RESTAURANTS & LEISURE - 0.5%
               RESTAURANTS - 0.5%
      11,400   McDonald's Corp.                                   $      183,312
                                                                  --------------
               TOTAL HOTELS, RESTAURANTS & LEISURE                $      183,312
                                                                  --------------
               MEDIA - 3.1%
               ADVERTISING - 1.5%
       8,300   Omnicom Group                                      $      536,180
                                                                  --------------
               BROADCASTING & CABLE TV - 1.0%
       9,200   Clear Channel Communications, Inc.*                $      343,068
                                                                  --------------
               PUBLISHING - 0.6%
       3,300   McGraw-Hill Co., Inc.                              $      199,452
                                                                  --------------
               TOTAL MEDIA                                        $    1,078,700
                                                                  --------------
               RETAILING - 11.6%
               DEPARTMENT STORES - 0.9%
       5,700   Kohl's Corp.*                                      $      318,915
                                                                  --------------
               GENERAL MERCHANDISE STORES - 8.0%
       7,000   Family Dollar Stores, Inc.                         $      218,470
      11,200   Target Corp.                                              336,000
      43,700   Wal-Mart Stores, Inc.                                   2,207,287
                                                                  --------------
                                                                  $    2,761,757
                                                                  --------------
               HOME IMPROVEMENT RETAIL - 2.7%
      11,600   Home Depot, Inc.                                   $      277,936
      17,800   Lowe's Companies, Inc.                                    667,500
                                                                  --------------
                                                                  $      945,436
                                                                  --------------
               TOTAL RETAILING                                    $    4,026,108
                                                                  --------------
               FOOD, BEVERAGE & TOBACCO - 1.6%
               SOFT DRINKS - 1.6%
      13,100   PepsiCo, Inc.                                      $      553,082
                                                                  --------------
               TOTAL FOOD, BEVERAGE & TOBACCO                     $      553,082
                                                                  --------------
               HOUSEHOLD & PERSONAL PRODUCTS - 9.6%
               HOUSEHOLD PRODUCTS - 4.5%
       6,900   Estee Lauder Co.*                                  $      182,160
      15,900   Procter & Gamble Co.*                                   1,366,446
                                                                  --------------
                                                                  $    1,548,606
                                                                  --------------
               PERSONAL PRODUCTS - 5.1%
      26,464   Gillette Co.                                       $      803,447
      20,300   Kimberly-Clark Corp.                                      963,641
                                                                  --------------
                                                                  $    1,767,088
                                                                  --------------
               TOTAL HOUSEHOLD & PERSONAL PRODUCTS                $    3,315,694
                                                                  --------------
               HEALTH CARE EQUIPMENT & SERVICES - 10.4%
               HEALTH CARE DISTRIBUTORS & SERVICES - 7.2%
      24,700   Biovail Corp., International*                      $      652,327
      12,900   Johnson & Johnson Co.                                     692,859
      30,500   Wyeth, Inc.                                             1,140,700
                                                                  --------------
                                                                  $    2,485,886
                                                                  --------------
               HEALTH CARE EQUIPMENT - 1.0%
       7,400   Medtronic, Inc.*                                   $      337,440
                                                                  --------------
               HEALTH CARE FACILITIES - 1.7%
      14,200   HCA, Inc.                                          $      589,300
                                                                  --------------
               MANAGED HEALTH CARE - 0.5%
       2,500   Wellpoint Health Networks Inc.*                    $      177,900
                                                                  --------------
               TOTAL HEALTH CARE EQUIPMENT & SERVICES             $    3,590,526
                                                                  --------------
               PHARMACEUTICALS & BIOTECHNOLOGY - 16.7%
               BIOTECHNOLOGY - 13.4%
      18,658   Amgen, Inc.*                                       $      901,928
      11,900   IDEC Pharmaceuticals Corp.*                               394,723
      54,831   Pharmacia Corp.                                         2,291,936
      33,697   Scios, Inc.*                                            1,097,848
                                                                  --------------
                                                                  $    4,686,435
                                                                  --------------
               PHARMACEUTICALS - 3.3%
      11,500   Mylan Laboratories, Inc.                           $      401,350
      23,718   Pfizer, Inc.                                              725,059
                                                                  --------------
                                                                  $    1,126,409
                                                                  --------------
               TOTAL PHARMACEUTICALS &
               BIOTECHNOLOGY                                      $    5,812,844
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                               VALUE
               DIVERSIFIED FINANCIALS - 3.7%
               DIVERSIFIED FINANCIAL SERVICES - 3.7%
      15,400   American Express Co.                               $      544,390
      20,773   Citigroup, Inc.                                           731,002
                                                                  --------------
                                                                  $    1,275,392
                                                                  --------------
               TOTAL DIVERSIFIED FINANCIALS                       $    1,275,392
                                                                  --------------
               INSURANCE - 0.5%
               MULTI-LINE INSURANCE - 0.5%
       3,000   American International Group, Inc.                 $      173,550
                                                                  --------------
               TOTAL INSURANCE                                    $      173,550
                                                                  --------------
               SOFTWARE & SERVICES - 9.0%
               APPLICATION SOFTWARE - 9.0%
      16,200   Cadence Design System Inc*                         $      190,998
      50,900   Microsoft Corp.*                                        2,631,530
      25,900   Oracle Corp.*                                             279,720
                                                                  --------------
                                                                  $    3,102,248
                                                                  --------------
               TOTAL SOFTWARE & SERVICES                          $    3,102,248
                                                                  --------------
               TECHNOLOGY HARDWARE & EQUIPMENT - 18.8%
               COMPUTER HARDWARE - 3.3%
       6,900   Dell Computer Corp.*                               $      184,506
      25,400   Hewlett-Packard Co.                                       440,944
       6,800   IBM Corp.                                                 527,000
                                                                  --------------
                                                                  $    1,152,450
                                                                  --------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%
      21,300   Flextronics International, Ltd.*                   $      174,447
                                                                  --------------
               SEMICONDUCTOR EQUIPMENT - 2.5%
      47,300   Applied Materials, Inc.*                           $      616,319
       7,500   KLA-Tencor Corp.*                                         265,275
                                                                  --------------
                                                                  $      881,594
                                                                  --------------
               SEMICONDUCTORS - 6.6%
     185,500   Applied Micro Circuits Corp.*                      $      684,495
      69,600   Intel Corp.                                             1,083,672
      31,733   Micron Technology, Inc.*                                  309,079
      13,700   Texas Instruments, Inc.                                   205,637
                                                                  --------------
                                                                  $    2,282,883
                                                                  --------------
               TELECOMMUNICATIONS EQUIPMENT - 5.9%
      70,700   Cisco Systems, Inc.*                               $      926,170
      14,200   L-3 Communications Holdings, Inc.*                        637,722
      31,744   Nokia Corp. (A.D.R.)                                      492,032
                                                                  --------------
                                                                  $    2,055,924
                                                                  --------------
               TOTAL TECHNOLOGY HARDWARE &
               EQUIPMENT                                          $    6,547,298
                                                                  --------------
               TOTAL COMMON STOCKS
               (Cost $43,670,961)                                 $   34,381,314
                                                                  --------------
               EXCHANGE TRADED FUND - 0.8%
      10,700   Nasdaq-100 Index Traded Stock                      $      261,080
                                                                  --------------
               TOTAL EXCHANGE TRADED FUND
               (Cost $293,615)                                    $      261,080
                                                                  --------------
               TOTAL INVESTMENT IN SECURITIES - 100%
               (Cost $43,964,576)                                 $   34,642,394
                                                                  --------------

*    Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

SCHEDUE OF INVESTMENTS 12/31/02

      SHARES                                                               VALUE
               COMMON STOCKS - 89.6%
               HOTELS, RESTAURANTS & LEISURE - 3.5%
               HOTELS, RESORTS & CRUISE LINES - 3.5%
      98,000   Starwood Hotels & Resorts                          $    2,326,520
                                                                  --------------
               TOTAL HOTELS, RESTAURANTS & LEISURE                $    2,326,520
                                                                  --------------
               REAL ESTATE - 86.1%
               REAL ESTATE INVESTMENT TRUSTS - 83.0%
      57,000   Apartment Investment & Management Co.              $    2,136,360
      47,000   AMB Property Corp.                                      1,285,920
      14,000   Alexandria Real Estate Equities, Inc.                     596,400
      68,000   Arden Realty Group, Inc.                                1,506,200
      93,615   Archstone Communities Trust                             2,203,697
      27,900   AvalonBay Communities, Inc.                             1,092,006
      31,200   Brandywine Realty Trust                                   680,472
      45,000   Boston Properties, Inc.                                 1,658,700
      37,000   CBL & Associates Properties                             1,481,850
      28,800   Chelsea Property Group, Inc.                              959,328
      42,000   Camden Property Trust                                   1,386,000
      26,000   Carramerica Realty Corp.                                  651,300
      63,000   Duke Realty Investments, Inc.                           1,603,350
     177,157   Equity Office Properties Trust                          4,425,382
      90,000   Equity Residential Property Trust                       2,212,200
      11,000   Essex Property Trust, Inc.                                559,350
       2,000   First Industrial Realty Trust, Inc.                        56,000
      25,500   Federal Realty Investment Trust                           717,060
      49,000   General Growth Properties, Inc                          2,548,000
      19,500   Home Properties of NY, Inc.                               671,775
     203,990   Host Marriott Corp.*                                    1,805,312
      75,000   Innkeepers USA Trust                                      574,500
      49,000   Liberty Property Trust                                  1,565,060
      26,500   The Macerich Co.                                          814,875
      37,500   Manufactured Home Communities, Inc.                     1,111,125
      72,000   MeriStar Hospitality Corp.                                475,200
      35,700   Mills Corp.                                             1,047,438
     100,000   ProLogis Trust                                          2,515,000
      44,000   Pan Pacific Retail Properties, Inc.                     1,607,320
      58,000   Prentiss Properties Trust                               1,640,240
      57,000   Public Storage, Inc.                                    1,841,670
       1,615   Public Storage, Inc. (Depository Shares)                   43,153
      26,000   PS Business Parks Inc                                     826,800
      39,000   Shurgard Storage Centers, Inc.                          1,222,260
      34,000   SL Green Realty Corp.                                   1,074,400
      99,000   Simon DeBartolo Group, Inc.                             3,372,930
      49,700   Taubman Centers, Inc.                                     806,630
      66,000   United Dominion Realty Trust                            1,079,760
      52,000   Vornado Realty Trust                                    1,934,400
      26,000   Weingarten Realty Investors                               958,360
                                                                  --------------
                                                                  $   54,747,783
                                                                  --------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.1%
      68,000   Catellus Development Corp.*                        $    1,349,800
      77,000   Trizec Properties Inc.                                    723,030
                                                                  --------------
                                                                  $    2,072,830
                                                                  --------------
               TOTAL REAL ESTATE                                  $   56,820,613
                                                                  --------------
               TOTAL COMMON STOCKS
               (Cost $58,363,1$                                       59,147,133
                                                                  --------------

  PRINCIPAL
  AMOUNT
               TEMPORARY CASH INVESTMENT - 10.4%

               SECURITY LENDING COLLATERAL - 10.4%
$  6,846,260   Securities Lending Investment Fund, 1.33%          $    6,846,260
                                                                  --------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $6,846,260)                                  $    6,846,260
                                                                  --------------
               TOTAL COMMON STOCKS AND
               TEMPORARY CASH INVESTMENT - 100%
               (Cost $65,209,383)                                 $   65,993,393
                                                                  --------------

*    Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

      SHARES                                                               VALUE
               COMMON STOCKS - 95.0%
               ENERGY - 8.3%
               INTEGRATED OIL & GAS - 7.0%
      45,500   BP Amoco Plc (A.D.R.)                              $    1,849,575
      71,200   ChevronTexaco Corp.                                     4,733,376
      19,690   CononcoPhillips                                           952,799
      94,900   Exxon Mobil Corp.                                       3,315,806
      17,900   Royal Dutch Petroleum Co.                                 787,958
      21,100   Shell Transport & Trading Co. (A.D.R.)                    821,212
                                                                  --------------
                                                                  $   12,460,726
                                                                  --------------
               OIL & GAS DRILLING - 1.3%
      20,400   Transocean Offshore Inc.                           $      473,280
      17,600   Schlumberger Ltd.                                         740,784
      33,400   Smith International, Inc.*                              1,089,508
                                                                  --------------
                                                                  $    2,303,572
                                                                  --------------
               TOTAL ENERGY                                       $   14,764,298
                                                                  --------------
               MATERIALS - 6.2%
               ALUMINUM - 0.8%
      59,200   Alcoa, Inc.                                        $    1,348,576
                                                                  --------------
               COMMODITY CHEMICALS - 1.7%
      18,400   Air Products & Chemicals, Inc.                     $      786,600
      30,800   E.I. du Pont de Nemours and Co.                         1,305,920
      34,400   Dow Chemical Co.                                        1,021,680
                                                                  --------------
                                                                  $    3,114,200
                                                                  --------------
               DIVERSIFIED CHEMICALS - 0.4%
      14,700   PPG Industries, Inc.                               $      737,205
                                                                  --------------
               DIVERSIFIED METALS & MINING - 2.0%
      28,000   Phelps Dodge Corp.*                                $      886,200
     130,500   Rio Tinto Plc                                           2,607,105
                                                                  --------------
                                                                  $    3,493,305
                                                                  --------------
               PAPER PRODUCTS - 0.6%
      41,000   Meadwestvaco Corp                                  $    1,013,110
                                                                  --------------
               PRECIOUS METALS & MINERALS - 0.7%
      45,900   Newmont Mining Corp.                               $    1,332,477
                                                                  --------------
               TOTAL MATERIALS                                    $   11,038,873
                                                                  --------------
               CAPITAL GOODS - 7.3%
               AEROSPACE & DEFENSE - 2.2%
      19,000   Boeing Co.                                         $      626,810
      35,600   General Dynamics Corp.                                  2,825,572
       7,000   Lockheed Martin Corp.                                     404,250
                                                                  --------------
                                                                  $    3,856,632
                                                                  --------------
               ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
      14,700   Emerson Electric Co.                               $      747,495
      11,000   General Electric Co.                                      267,850
                                                                  --------------
                                                                  $    1,015,345
                                                                  --------------
               INDUSTRIAL CONGLOMERATES - 2.9%
      18,200   Diebold, Inc.                                      $      750,204
      16,500   Illinois Tool Works, Inc.                               1,070,190
      18,100   Johnson Controls, Inc.                                  1,451,077
       3,200   3M Co.                                                    394,560
      25,000   United Technologies Corp.                               1,548,500
                                                                  --------------
                                                                  $    5,214,531
                                                                  --------------
               INDUSTRIAL MACHINERY - 1.6%
      26,800   Caterpillar, Inc.                                  $    1,225,296
      36,900   Deere & Co.                                             1,691,865
                                                                  --------------
                                                                  $    2,917,161
                                                                  --------------
               TOTAL CAPITAL GOODS                                $   13,003,669
                                                                  --------------
               COMMERCIAL SERVICES & SUPPLIES - 2.8%
               DATA PROCESSING SERVICES - 1.4%
      31,300   Automatic Data Processing, Inc.                    $    1,228,525
      17,300   DST Systems, Inc.*                                        615,015
      20,250   Fiserv, Inc.*                                             687,488
                                                                  --------------
                                                                  $    2,531,028
                                                                  --------------
               EMPLOYMENT SERVICES - 0.6%
      66,400   Robert Half International, Inc*                    $    1,069,704
                                                                  --------------
               OFFICE SERVICES & SUPPLIES - 0.8%
      37,500   Canon, Inc. (A.D.R.)                               $    1,381,875
                                                                  --------------
               TOTAL COMMERCIAL SERVICES &
               SUPPLIES                                           $    4,982,607
                                                                  --------------
               TRANSPORTATION - 3.5%
               AIRLINES - 0.8%
     109,600   Southwest Airlines Co.                             $    1,523,440
                                                                  --------------
               RAILROADS - 2.2%
      32,000   Burlington Northern, Inc.                          $      832,320
     116,400   Norfolk Southern Corp.                                  2,326,836
      12,700   Union Pacific Corp.                                       760,349
                                                                  --------------
                                                                  $    3,919,505
                                                                  --------------
               TRUCKING - 0.5%
      13,500   United Parcel Service                              $      851,580
                                                                  --------------
               TOTAL TRANSPORTATION                               $    6,294,525
                                                                  --------------
               AUTOMOBILES & COMPONENTS - 2.0%
               AUTOMOBILE MANUFACTURERS - 2.0%
     117,127   Ford Motor Corp.                                   $    1,089,281
      34,500   General Motors Corp.                                    1,271,670
      24,750   Paccar, Inc.                                            1,141,718
                                                                  --------------
                                                                  $    3,502,669
                                                                  --------------
               TOTAL AUTOMOBILES & COMPONENTS                     $    3,502,669
                                                                  --------------
               CONSUMER DURABLES & APPAREL - 1.5%
               HOUSEWARES & SPECIALTIES - 0.6%
      25,100   Sony Corp. (A.D.R.)                                $    1,036,881
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

      SHARES                                                               VALUE
               PHOTOGRAPHIC PRODUCTS - 0.9%
      48,500   Eastman Kodak Co.                                  $    1,699,440
                                                                  --------------
               TOTAL CONSUMER DURABLES & APPAREL                  $    2,736,321
                                                                  --------------
               MEDIA - 6.1%
               ADVERTISING - 1.0%
      28,300   Omnicom Group                                      $    1,828,180
                                                                  --------------
               PUBLISHING - 5.1%
      14,000   Dow Jones & Company, Inc.                          $      605,220
      40,800   Gannett Co.                                             2,929,440
     106,300   John Wiley & Sons, Inc.                                 2,552,263
      50,400   McGraw-Hill Co., Inc.                                   3,046,176
                                                                  --------------
                                                                  $    9,133,099
                                                                  --------------
               TOTAL MEDIA                                        $   10,961,279
                                                                  --------------
               RETAILING - 4.0%
               DEPARTMENT STORES - 0.4%
      30,400   May Department Stores Co.                          $      698,592
                                                                  --------------
               GENERAL MERCHANDISE STORES - 2.8%
      23,100   Family Dollar Stores, Inc.                         $      720,951
      87,000   Target Corp.                                            2,610,000
      31,800   Wal-Mart Stores, Inc.                                   1,606,218
                                                                  --------------
                                                                  $    4,937,169
                                                                  --------------
               HOME IMPROVEMENT RETAIL - 0.7%
      31,500   Lowe's Companies, Inc.                             $    1,181,250
                                                                  --------------
               SPECIALTY STORES - 0.1%
      13,000   Barnes & Noble, Inc.*                              $      234,910
                                                                  --------------
               TOTAL RETAILING                                    $    7,051,921
                                                                  --------------
               FOOD & DRUG RETAILING - 6.8%
               DRUG RETAIL - 1.7%
      20,400   CVS Corp.                                          $      509,388
      89,700   Walgreen Co.                                            2,618,343
                                                                  --------------
                                                                  $    3,127,731
                                                                  --------------
               FOOD DISTRIBUTORS - 1.0%
      17,953   Del Monte Foods Co.*                               $      138,241
      54,300   Sysco Corp.                                             1,617,597
                                                                  --------------
                                                                  $    1,755,838
                                                                  --------------
               FOOD RETAIL - 4.1%
      55,900   Campbell Soup Co.                                  $    1,311,973
      29,100   General Mills, Inc.                                     1,366,245
      47,200   H.J. Heinz Co., Inc.                                    1,551,464
      17,900   Hershey Foods Corp.                                     1,207,176
      80,500   Sara Lee Corp.                                          1,812,055
                                                                  --------------
                                                                  $    7,248,913
                                                                  --------------
               TOTAL FOOD & DRUG RETAILING                        $   12,132,482
                                                                  --------------
               FOOD, BEVERAGE & TOBACCO - 1.0%
               SOFT DRINKS - 1.0%
      42,200   PepsiCo, Inc.                                      $    1,781,684
                                                                  --------------
               TOTAL FOOD, BEVERAGE & TOBACCO                     $    1,781,684
                                                                  --------------
               HOUSEHOLD & PERSONAL PRODUCTS - 2.6%
               HOUSEHOLD PRODUCTS - 2.6%
      42,600   Colgate-Palmolive Co.                              $    2,233,518
      28,200   Procter & Gamble Co.*                                   2,423,508
                                                                  --------------
                                                                  $    4,657,026
                                                                  --------------
               TOTAL HOUSEHOLD & PERSONAL PRODUCTS                $    4,657,026
                                                                  --------------
               HEALTH CARE EQUIPMENT & SERVICES - 4.2%
               HEALTH CARE DISTRIBUTORS & SERVICES - 3.1%
      38,100   Abbott Laboratories                                $    1,524,000
      36,100   Bristol-Myers Squibb Co.                                  835,715
      60,100   Johnson & Johnson Co.                                   3,227,971
                                                                  --------------
                                                                  $    5,587,686
                                                                  --------------
               HEALTH CARE EQUIPMENT - 0.8%
      46,700   Becton, Dickinson & Co.                            $    1,433,223
                                                                  --------------
               MANAGED HEALTH CARE - 0.3%
       3,500   UnitedHealth Group, Inc.                           $      292,250
       3,500   Wellpoint Health Networks Inc.*                           249,060
                                                                  --------------
                                                                  $      541,310
                                                                  --------------
               TOTAL HEALTH CARE EQUIPMENT & SERVICES             $    7,562,219
                                                                  --------------
               PHARMACEUTICALS & BIOTECHNOLOGY - 6.4%
               PHARMACEUTICALS - 6.4%
      28,500   Eli Lilly & Co.                                    $    1,809,750
      44,100   Merck & Co., Inc.                                       2,496,501
      36,400   Novartis AG (A.D.R.)                                    1,336,972
      49,500   Pfizer, Inc.                                            1,513,215
      12,100   Roche Holdings AG (A.D.R.)                                845,866
     157,600   Schering Plough Corp.                                   3,498,720
                                                                  --------------
                                                                  $   11,501,024
                                                                  --------------
               TOTAL PHARMACEUTICALS & BIOTECHNOLOGY              $   11,501,024
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                               VALUE
               BANKS - 8.2%
      13,500   Bank of America Corp.                              $      939,195
      75,100   The Bank of New York Co., Inc.                          1,799,396
      22,600   First Tennessee National Corp.                            812,244
      12,400   Huntington Bancshares, Inc.                               232,004
      55,000   Mellon Bank Corp.                                       1,436,050
      90,700   National City Corp.                                     2,477,924
      33,800   SunTrust Banks, Inc.                                    1,923,896
      49,600   State Street Corp.                                      1,934,400
      29,300   Wells Fargo & Co.                                       1,373,291
      31,600   Washington Mutual, Inc.                                 1,091,148
      15,400   Zions Bancorporation                                      605,975
                                                                  --------------
                                                                  $   14,625,523
                                                                  --------------
               TOTAL BANKS                                        $   14,625,523
                                                                  --------------
               DIVERSIFIED FINANCIALS - 3.3%
               DIVERSIFIED FINANCIAL SERVICES - 3.3%
      30,400   American Express Co.                               $    1,074,640
      29,400   Federated Investors Inc.*                                 745,878
      39,400   Merrill Lynch & Co., Inc.                               1,495,230
      20,400   Morgan Stanley, Dean Witter & Co.                         814,368
      65,100   T. Rowe Price Associates, Inc.                          1,775,928
                                                                  --------------
                                                                  $    5,906,044
                                                                  --------------
               TOTAL DIVERSIFIED FINANCIALS                       $    5,906,044
                                                                  --------------
               INSURANCE - 3.9%
               INSURANCE BROKERS - 1.1%
      44,000   Marsh & McLennan Co., Inc.                         $    2,033,240
                                                                  --------------
               MULTI-LINE INSURANCE - 1.0%
      29,600   American International Group, Inc.                 $    1,712,360
                                                                  --------------
               PROPERTY & CASUALTY INSURANCE - 1.8%
      36,700   Chubb Corp.                                        $    1,915,740
      22,000   Safeco Corp.                                              762,740
      18,300   St. Paul Companies, Inc.                                  623,115
                                                                  --------------
                                                                  $    3,301,595
                                                                  --------------
               TOTAL INSURANCE                                    $    7,047,195
                                                                  --------------
               SOFTWARE & SERVICES - 3.5%
               APPLICATION SOFTWARE - 2.9%
      28,600   Adobe Systems, Inc.                                $      712,426
      32,100   BMC Software, Inc.*                                       549,231
      47,600   Microsoft Corp.*                                        2,460,920
      33,000   Synopsys, Inc.*                                         1,522,950
                                                                  --------------
                                                                  $    5,245,527
                                                                  --------------
               SYSTEMS SOFTWARE - 0.6%
      30,200   Computer Sciences Corp.*                           $    1,040,390
                                                                  --------------
               TOTAL SOFTWARE & SERVICES                          $    6,285,917
                                                                  --------------
               TECHNOLOGY HARDWARE & EQUIPMENT - 7.4%
               COMPUTER HARDWARE - 2.9%
      33,600   Dell Computer Corp.*                               $      898,464
      51,000   IBM Corp.                                               3,952,500
     103,800   Sun Microsystems, Inc.*                                   322,818
                                                                  --------------
                                                                  $    5,173,782
                                                                  --------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
      24,800   Veeco Instruments, Inc.*                           $      286,688
                                                                  --------------
               SEMICONDUCTOR EQUIPMENT - 1.2%
      95,100   Applied Materials, Inc.*                           $    1,239,153
      30,300   Novellus Systems, Inc.*                                   850,824
                                                                  --------------
                                                                  $    2,089,977
                                                                  --------------
               SEMICONDUCTORS - 2.0%
      46,000   Altera Corp.*                                      $      567,640
     100,700   Intel Corp.                                             1,567,899
      90,800   Texas Instruments, Inc.                                 1,362,908
                                                                  --------------
                                                                  $    3,498,447
                                                                  --------------
               TELECOMMUNICATIONS EQUIPMENT - 1.2%
     118,200   Motorola, Inc.                                     $    1,022,430
      69,200   Nokia Corp. (A.D.R.)                                    1,072,600
                                                                  --------------
                                                                  $    2,095,030
                                                                  --------------
               TOTAL TECHNOLOGY HARDWARE & EQUIPMENT              $   13,143,924
                                                                  --------------
               TELECOMMUNICATION SERVICES - 3.9%
               INTEGRATED TELECOMUNICATION SERVICES - 3.9%
      15,000   Alltel Corp.                                       $      765,000
      92,900   BellSouth Corp.                                         2,403,323
     140,700   SBC Communications, Inc.                                3,814,377
                                                                  --------------
                                                                  $    6,982,700
                                                                  --------------
               TOTAL TELECOMMUNICATION SERVICES                   $    6,982,700
                                                                  --------------
               UTILITIES - 2.1%
               ELECTRIC UTILITIES - 0.9%
      21,400   American Electric Power Co., Inc.*                 $      584,862
       6,200   Consolidated Edison, Inc.                                 265,484
      37,000   DPL, Inc.                                                 567,580
       9,300   Southern Co.                                              264,027
                                                                  --------------
                                                                  $    1,681,953
                                                                  --------------
               GAS UTILITIES - 0.7%
      17,900   KeySpan Energy Corp.                               $      630,796
      24,700   Vectren Corp.                                             568,100
                                                                  --------------
                                                                  $    1,198,896
                                                                  --------------
               WATER UTILITIES - 0.5%
      19,700   American Water Works Co., Inc.                     $      895,954
                                                                  --------------
               TOTAL UTILITIES                                    $    3,776,803
                                                                  --------------
               TOTAL COMMON STOCKS
               (Cost $197,561,592)                                $  169,738,703
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

   PRINCIPAL
   AMOUNT                                                                  VALUE
               TEMPORARY CASH INVESTMENT - 5.0%
               REPURCHASE AGREEMENT - 5.0%
$  8,900,000   Credit Suisse First Boston, Inc.,
               1.05% dated 12/31/02, repurchase
               price of $8,900,000 plus accrued
               interest on 1/2/03 collateralized by
               $7,787,000 U.S. Treasury Bonds,
               12.375%, 5/15/04                                   $    8,900,000
                                                                  --------------
               TOTAL TEMPORARY CASH
               INVESTMENT
               (Cost $8,900,000)                                  $    8,900,000
                                                                  --------------
               TOTAL COMMON STOCKS
               AND TEMPORARY CASH
               INVESTMENT - 100%
               (Cost $206,461,592)                                $  178,638,703
                                                                  ==============

*    Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

     SHARES                                                           VALUE
              CONVERTIBLE PREFERRED STOCKS - 3.2%
              COMMERCIAL SERVICES & SUPPLIES - 1.2%
              DATA PROCESSING SERVICES - 1.2%
     92,000   Electronic Data, 7.625%, 8/17/04               $    2,001,000
                                                             --------------
              TOTAL COMMERCIAL SERVICES & SUPPLIES           $    2,001,000
                                                             --------------
              TRANSPORTATION - 1.3%
              RAILROADS - 1.3%
     42,300   Union Pacific Capital Trust, 6.25%, 4/1/28     $    2,167,875
                                                             --------------
              TOTAL TRANSPORTATION                           $    2,167,875
                                                             --------------
              AUTOMOBILES & COMPONENTS - 0.7%
              AUTOMOBILE MANUFACTURERS - 0.7%
      2,500   General Motors, 5.25%, 3/6/32                  $       58,125
     25,000   Ford Capital Trust, 6.5%, 1/15/32                   1,016,250
                                                             --------------
                                                             $    1,074,375
                                                             --------------
              TOTAL AUTOMOBILES & COMPONENTS                 $    1,074,375
                                                             --------------
              TOTAL CONVERTIBLE PREFERRED STOCKS
              (Cost $7,722,197)                              $    5,243,250
                                                             --------------

  PRINCIPAL
  AMOUNT
              CONVERTIBLE CORPORATE BONDS - 0.4%
              RETAILING - 0.2%
              DEPARTMENT STORES - 0.2%
$   200,000   Gap Inc., 5.75%, 3/15/09                       $      249,500
                                                             --------------
              TOTAL RETAILING                                $      249,500
                                                             --------------
              TECHNOLOGY HARDWARE & EQUIPMENT - 0.2%
              COMPUTER HARDWARE - 0.2%
    480,000   Veeco Instruments, 4.125%, 12/21/08            $      348,600
                                                             --------------
              TOTAL TECHNOLOGY
              HARDWARE & EQUIPMENT                           $      348,600
                                                             --------------
              TOTAL CONVERTIBLE CORPORATE BONDS
              (Cost $698,033)                                $      598,100
                                                             --------------

     SHARES
              COMMON STOCKS - 90.3%
              ENERGY - 10.5%
              INTEGRATED OIL & GAS - 10.5%
     95,200   ChevronTexaco Corp.                            $    6,328,896
    108,365   CononcoPhillips                                     5,243,782
    155,966   Exxon Mobil Corp.                                   5,449,452
                                                             --------------
                                                             $   17,022,130
                                                             --------------
              TOTAL ENERGY                                   $   17,022,130
                                                             --------------
              MATERIALS - 4.1%
              COMMODITY CHEMICALS - 2.4%
     48,700   Air Products & Chemicals, Inc.                 $    2,081,925
     24,200   Dow Chemical Co.                                      718,740
     26,441   E.I. du Pont de Nemours and Co.                     1,121,098
                                                             --------------
                                                             $    3,921,763
                                                             --------------
              DIVERSIFIED CHEMICALS - 0.8%
     24,500   PPG Industries, Inc.                           $    1,228,675
                                                             --------------

     SHARES                                                           VALUE
              PAPER PRODUCTS - 0.4%
     25,000   Meadwestvaco Corp                              $      617,750
                                                             --------------
              STEEL - 0.6%
     19,000   Nucor Corp.                                    $      784,700
     20,450   Roanoke Electric Steel Corp.                          194,275
                                                             --------------
                                                             $      978,975
                                                             --------------
              TOTAL MATERIALS                                $    6,747,163
                                                             --------------
              CAPITAL GOODS - 8.9%
              AEROSPACE & DEFENSE - 2.7%
     50,000   Boeing Co.                                     $    1,649,500
     34,300   General Dynamics Corp.                              2,722,391
                                                             --------------
                                                             $    4,371,891
                                                             --------------
              ELECTRICAL COMPONENTS & EQUIPMENT - 1.3%
     42,500   Emerson Electric Co.                           $    2,161,125
                                                             --------------
              INDUSTRIAL CONGLOMERATES - 4.2%
     42,900   Diebold, Inc.                                  $    1,768,338
     10,000   Illinois Tool Works, Inc.                             648,600
     27,000   Johnson Controls, Inc.                              2,164,590
      7,500   3M Co.                                                924,750
     21,500   United Technologies Corp.                           1,331,710
                                                             --------------
                                                             $    6,837,988
                                                             --------------
              INDUSTRIAL MACHINERY - 0.7%
     22,000   Gorman-Rupp Co.                                $      517,000
     36,000   The Timken Co.                                        687,600
                                                             --------------
                                                             $    1,204,600
                                                             --------------
              TOTAL CAPITAL GOODS                            $   14,575,604
                                                             --------------
              TRANSPORTATION - 1.6%
              RAILROADS - 1.6%
     25,700   Burlington Northern, Inc.                      $      668,457
     41,200   Norfolk Southern Corp.                                823,588
     55,000   Philadelphia Suburban Corp.                         1,133,000
                                                             --------------
                                                             $    2,625,045
                                                             --------------
              TOTAL TRANSPORTATION                           $    2,625,045
                                                             --------------
              AUTOMOBILES & COMPONENTS - 3.5%
              AUTOMOBILE MANUFACTURERS - 3.5%
     21,000   General Motors Corp.                           $      774,060
    106,950   Paccar, Inc.                                        4,933,604
                                                             --------------
                                                             $    5,707,664
                                                             --------------
              TOTAL AUTOMOBILES & COMPONENTS                 $    5,707,664
                                                             --------------
              CONSUMER DURABLES & APPAREL - 0.6%
              PHOTOGRAPHIC PRODUCTS - 0.6%
     26,900   Eastman Kodak Co.                              $      942,576
                                                             --------------
              TOTAL CONSUMER DURABLES & APPAREL              $      942,576
                                                             --------------
              MEDIA - 4.1%
              MOVIES & ENTERTAINMENT - 1.9%
    128,200   Cedar Fair, L.P.                               $    3,025,520
                                                             --------------

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

     SHARES                                                           VALUE
              PUBLISHING - 2.3%
     39,200   McGraw-Hill Co., Inc.                          $    2,369,248
     29,000   Tribune Co.                                         1,318,340
                                                             --------------
                                                             $    3,687,588
                                                             --------------
              TOTAL MEDIA                                    $    6,713,108
                                                             --------------
              RETAILING - 1.4%
              DEPARTMENT STORES - 0.9%
     60,825   May Department Stores Co.                      $    1,397,759
                                                             --------------
              GENERAL MERCHANDISE STORES - 0.5%
     39,000   Sears, Roebuck and Co.                         $      934,050
                                                             --------------
              TOTAL RETAILING                                $    2,331,809
                                                             --------------
              FOOD & DRUG RETAILING - 3.8%
              FOOD DISTRIBUTORS - 0.0%
          1   Del Monte Foods Co.*                           $            7
                                                             --------------
              FOOD RETAIL - 3.8%
     42,800   Campbell Soup Co.                              $    1,004,516
     21,500   General Mills, Inc.                                 1,009,425
     62,100   H.J. Heinz Co., Inc.                                2,041,227
     93,800   Sara Lee Corp.                                      2,111,438
                                                             --------------
                                                             $    6,166,606
                                                             --------------
              TOTAL FOOD & DRUG RETAILING                    $    6,166,613
                                                             --------------
              FOOD, BEVERAGE & TOBACCO - 1.5%
              SOFT DRINKS - 1.5%
     56,800   PepsiCo, Inc.                                  $    2,398,096
                                                             --------------
              TOTAL FOOD, BEVERAGE & TOBACCO                 $    2,398,096
                                                             --------------
              HOUSEHOLD & PERSONAL PRODUCTS - 1.2%
              HOUSEHOLD PRODUCTS - 1.2%
     38,000   Colgate-Palmolive Co.                          $    1,992,340
                                                             --------------
              TOTAL HOUSEHOLD &
              PERSONAL PRODUCTS                              $    1,992,340
                                                             --------------
              HEALTH CARE EQUIPMENT & SERVICES - 4.4%
              HEALTH CARE DISTRIBUTORS & SERVICES - 3.7%
     86,100   Abbott Laboratories                            $    3,444,000
     49,000   Johnson & Johnson Co.                               2,631,790
                                                             --------------
                                                             $    6,075,790
                                                             --------------
              HEALTH CARE EQUIPMENT - 0.7%
     37,000   Becton, Dickinson & Co.                        $    1,135,530
                                                             --------------
              TOTAL HEALTH CARE
              EQUIPMENT & SERVICES                           $    7,211,320
                                                             --------------
              PHARMACEUTICALS & BIOTECHNOLOGY - 3.7%
              PHARMACEUTICALS - 3.7%
     27,000   Eli Lilly & Co.                                $    1,714,500
     45,800   Merck & Co., Inc.                                   2,592,738
     77,900   Schering-Plough Corp.                               1,729,380
                                                             --------------
                                                             $    6,036,618
                                                             --------------
              TOTAL PHARMACEUTICALS &
              BIOTECHNOLOGY                                  $    6,036,618
                                                             --------------
              BANKS - 9.7%
     71,300   Fifth Third Bancorp                            $    4,174,615
     60,200   First Tennessee National Corp.                      2,163,588
     84,500   National City Corp.                                 2,308,540
     72,800   SouthTrust Corp.                                    1,809,080
     36,000   SunTrust Banks, Inc.                                2,049,120
     24,000   Washington Mutual, Inc.                               828,720
     52,000   Wells Fargo & Co.                                   2,437,240
                                                             --------------
                                                             $   15,770,903
                                                             --------------
              TOTAL BANKS                                    $   15,770,903
                                                             --------------
              DIVERSIFIED FINANCIALS - 5.1%
              DIVERSIFIED FINANCIAL SERVICES - 5.1%
     81,200   Alliance Capital Management L.P.               $    2,517,200
     41,700   A.G. Edwards, Inc.                                  1,374,432
     26,000   Eaton Vance Corp.                                     734,500
     31,500   Merrill Lynch & Co., Inc.                           1,195,425
     90,700   T. Rowe Price Associates, Inc.                      2,474,296
                                                             --------------
                                                             $    8,295,853
                                                             --------------
              TOTAL DIVERSIFIED FINANCIALS                   $    8,295,853
                                                             --------------
              INSURANCE - 3.2%
              PROPERTY & CASUALTY INSURANCE - 3.2%
     50,000   Chubb Corp.                                    $    2,610,000
     26,000   Safeco Corp.                                          901,420
     52,200   St. Paul Companies, Inc.                            1,777,410
                                                             --------------
                                                             $    5,288,830
                                                             --------------
              TOTAL INSURANCE                                $    5,288,830
                                                             --------------
              REAL ESTATE - 0.9%
              REAL ESTATE INVESTMENT TRUSTS - 0.9%
     60,000   Equity Office Properties Trust                 $    1,498,800
                                                             --------------
              TOTAL REAL ESTATE                              $    1,498,800
                                                             --------------
              TECHNOLOGY HARDWARE & EQUIPMENT - 0.1%
              COMPUTER HARDWARE - 0.1%
      3,000   IBM Corp.                                      $      232,500
                                                             --------------
              TOTAL TECHNOLOGY
              HARDWARE & EQUIPMENT                           $      232,500
                                                             --------------
              TELECOMMUNICATION SERVICES - 5.3%
              INTEGRATED TELECOMUNICATION SERVICES - 5.3%
     35,000   Alltel Corp.                                   $    1,785,000
     95,400   BellSouth Corp.                                     2,467,998
    164,400   SBC Communications, Inc.                            4,456,884
                                                             --------------
                                                             $    8,709,882
                                                             --------------
              TOTAL TELECOMMUNICATION SERVICES               $    8,709,882
                                                             --------------

   The accompanying notes are an integral part of these financial statements.

     SHARES                                                           VALUE
              UTILITIES - 16.0%
              ELECTRIC UTILITIES - 8.8%
     54,000   American Electric Power Co., Inc.*             $    1,475,820
    139,000   Constellation Energy Group                          3,866,980
     82,300   DPL, Inc.                                           1,262,482
    122,500   Duke Energy Corp.                                   2,393,650
     15,000   Consolidated Edison, Inc.                             642,300
      7,000   FPL Group, Inc.*                                      420,910
     88,000   Great Plains Energy, Inc.                           2,013,440
     62,000   NSTAR                                               2,752,180
     23,000   Southern Co.                                          652,970
                                                             --------------
                                                             $   15,480,732
                                                             --------------
              GAS UTILITIES - 5.9%
     49,200   NICOR, Inc.                                    $    1,674,276
    102,600   KeySpan Energy Corp.                                3,615,624
    102,600   Questar Corp.                                       2,854,332
     59,200   Vectren Corp.                                       1,361,600
                                                             --------------
                                                             $    9,505,832
                                                             --------------
              MULTI-UTILITIES & UNREGULATED POWER - 0.3%
     25,000   Consol Energy Inc.                             $      432,000
                                                             --------------
              WATER UTILITIES - 1.0%
     33,000   American Water Works Co., Inc.                 $    1,500,839
                                                             --------------
              TOTAL UTILITIES                                $   26,919,403
                                                             --------------
              TOTAL COMMON STOCKS
              (Cost $143,412,486)                            $  147,186,257
                                                             --------------
              TOTAL INVESTMENT IN SECURITIES
              (Cost $151,832,716)                            $  153,027,607
                                                             --------------

PRINCIPAL
AMOUNT                                                                VALUE
              TEMPORARY CASH INVESTMENTS - 6.1%
              REPURCHASE AGREEMENT - 3.7%
$ 6,000,000   Credit Suisse First Boston, Inc.,
              1.05% dated 12/31/02, repurchase
              price of $6,000,000 plus accrued
              interest on 1/2/03 collateralized by
              $5,836,000 U.S. Treasury Bonds,
              10.75%, 5/15/03                                $    6,000,000
                                                             --------------
              SECURITY LENDING COLLATERAL - 2.4%
  3,829,450   Security Lending
              Investment Fund, 1.33%                         $    3,829,450
                                                             --------------
              TOTAL TEMPORARY CASH INVESTMENTS
              (Cost $9,829,450)                              $    9,829,450
                                                             --------------
              TOTAL INVESTMENT IN SECURITIES
              AND TEMPORARY CASH INVESTMENTS - 100%
              (Cost $161,662,166)                            $  162,857,057
                                                             ==============

*    Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER BALANCED VCT PORTFOLIO                  PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

               S&P/MOODY'S
   PRINCIPAL   RATINGS
      AMOUNT   (UNAUDITED)                                                                      VALUE
                                 CONVERTIBLE CORPORATE BOND - 0.1%
                                 TELECOMMUNICATION SERVICES - 0.1%
                                 WIRELESS TELECOMMUNICATION SERVICES - 0.1%
$     50,000   A/A2              Vodafone Group, PLC, 7.75%, 2/15/10                  $        58,969
                                                                                      ---------------
                                 TOTAL CONVERTIBLE CORPORATE BOND
                                 (Cost $55,174)                                       $        58,969
                                                                                      ---------------

      SHARES
                                 COMMON STOCKS - 52.7%
                                 ENERGY - 5.3%
                                 INTEGRATED OIL & GAS - 0.8%
      10,900                     Exxon Mobil Corp.                                    $       380,846
                                                                                      ---------------
                                 OIL & GAS DRILLING - 3.3%
       9,000                     Encana Corp.                                         $       279,900
      14,000                     ENSCO International Inc.                                     412,300
       5,400                     Schlumberger, Ltd.                                           227,286
      32,000                     Varco Intl., Inc.*                                           556,800
                                                                                      ---------------
                                                                                      $     1,476,286
                                                                                      ---------------

                                 OIL & GAS EXPLORATION & PRODUCTION - 1.2%
      28,000                     Ocean Energy Inc.                                    $       559,160
                                                                                      ---------------
                                 TOTAL ENERGY                                         $     2,416,292
                                                                                      ---------------

                                 MATERIALS - 2.2%
                                 PRECIOUS METALS & MINERALS - 2.2%
      35,000                     Newmont Mining Corp.                                 $     1,016,050
                                                                                      ---------------
                                 TOTAL MATERIALS                                      $     1,016,050
                                                                                      ---------------

                                 CAPITAL GOODS - 3.3%
                                 AEROSPACE & DEFENSE - 2.6%
      12,300                     Northrop Grumman Corp.*                              $     1,193,100
                                                                                      ---------------

                                 ELECTRICAL COMPONENTS & EQUIPMENT - 0.7%
      15,000                     Molex, Inc.                                          $       298,350
                                                                                      ---------------
                                 TOTAL CAPITAL GOODS                                  $     1,491,450
                                                                                      ---------------

                                 COMMERCIAL SERVICES & SUPPLIES - 2.4%
                                 DATA PROCESSING SERVICES - 1.9%
      23,600                     First Data Corp.                                     $       835,676
                                                                                      ---------------

                                 DIVERSIFIED COMMERCIAL SERVICES - 0.5%
       5,000                     Cintas Corp.                                         $       228,750
                                                                                      ---------------
                                 TOTAL COMMERCIAL SERVICES & SUPPLIES                 $     1,064,426
                                                                                      ---------------

                                 TRANSPORTATION - 0.8%
                                 TRUCKING - 0.8%
       6,000                     United Parcel Service                                $       378,480
                                                                                      ---------------
                                 TOTAL TRANSPORTATION                                 $       378,480
                                                                                      ---------------

                                 CONSUMER DURABLES & APPAREL - 0.5%
                                 LEISURE PRODUCTS - 0.5%
       5,100                     Harley-Davidson, Inc.                                $       235,620
                                                                                      ---------------
                                 TOTAL CONSUMER DURABLES & APPAREL                    $       235,620
                                                                                      ---------------

   The accompanying notes are an integral part of these financial statements.

               S&P/MOODY'S
               RATINGS
      SHARES   (UNAUDITED)                                                                      VALUE
                                 MEDIA - 2.3%
                                 BROADCASTING & CABLE TV - 0.5%
      10,300                     Comcast Corp. (Special)*                             $       232,677
                                                                                      ---------------

                                 MOVIES & ENTERTAINMENT - 1.2%
      16,900                     AOL Time - Warner, Inc.*                             $       221,390
       8,140                     Viacom, Inc. (Class B Non-voting)*                           331,786
                                                                                      ---------------
                                                                                      $       553,176
                                                                                      ---------------

                                 PUBLISHING - 0.6%
       4,000                     McGraw-Hill Co., Inc.                                $       241,760
                                                                                      ---------------
                                 TOTAL MEDIA                                          $     1,027,613
                                                                                      ---------------

                                 RETAILING - 3.9%
                                 GENERAL MERCHANDISE STORES - 3.9%
      35,000                     Family Dollar Stores, Inc.                           $     1,092,350
      13,700                     Wal-Mart Stores, Inc.                                        691,987
                                                                                      ---------------
                                                                                      $     1,784,337
                                                                                      ---------------
                                 TOTAL RETAILING                                      $     1,784,337
                                                                                      ---------------
                                 FOOD & DRUG RETAILING - 4.7%
                                 DRUG RETAIL - 0.4%
       8,000                     CVS Corp.                                            $       199,760
                                                                                      ---------------
                                 FOOD DISTRIBUTORS - 1.6%
      12,000                     Cardinal Health, Inc.                                $       710,280
                                                                                      ---------------

                                 FOOD RETAIL - 2.7%
      22,000                     Wm. Wrigley Jr. Co.                                  $     1,207,360
                                                                                      ---------------
                                 TOTAL FOOD & DRUG RETAILING                          $     2,117,400
                                                                                      ---------------

                                 FOOD, BEVERAGE & TOBACCO - 4.4%
                                 DISTILLERS & VINTNERS - 2.6%
      24,500                     Anheuser-Busch Companies, Inc.                       $     1,185,800
                                                                                      ---------------

                                 SOFT DRINKS - 1.8%
      18,900                     The Coca-Cola Co.                                    $       828,198
                                                                                      ---------------
                                 TOTAL FOOD, BEVERAGE & TOBACCO                       $     2,013,998
                                                                                      ---------------

                                 HOUSEHOLD & PERSONAL PRODUCTS - 5.7%
                                 HOUSEHOLD PRODUCTS - 1.2%
      20,400                     Estee Lauder Co.*                                    $       538,560
                                                                                      ---------------
                                 PERSONAL PRODUCTS - 4.5%
      37,800                     Gillette Co.                                         $     1,147,608
      19,300                     Kimberly-Clark Corp.                                         916,171
                                                                                      ---------------
                                                                                      $     2,063,779
                                                                                      ---------------
                                 TOTAL HOUSEHOLD & PERSONAL PRODUCTS                  $     2,602,339
                                                                                      ---------------

                                 PHARMACEUTICALS & BIOTECHNOLOGY - 6.1%
                                 BIOTECHNOLOGY - 3.2%
       7,716                     Amgen, Inc.*                                         $       372,991
      27,099                     Pharmacia Corp.                                            1,132,738
                                                                                      ---------------
                                                                                      $     1,505,729
                                                                                      ---------------

   The accompanying notes are an integral part of these financial statements.

PIONEER BALANCED VCT PORTFOLIO                  PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

               S&P/MOODY'S
               RATINGS
      SHARES   (UNAUDITED)                                                                      VALUE
                                 PHARMACEUTICALS - 2.9%

       6,400                     Merck & Co., Inc.                                    $       362,304
      29,650                     Pfizer, Inc.                                                 906,401
                                                                                      ---------------
                                                                                      $     1,268,705
                                                                                      ---------------
                                 TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                $     2,774,434
                                                                                      ---------------

                                 DIVERSIFIED FINANCIALS - 0.9%
                                 DIVERSIFIED FINANCIAL SERVICES - 0.9%
      12,000                     American Express Co.                                 $       424,200
                                                                                      ---------------
                                 TOTAL DIVERSIFIED FINANCIALS                         $       424,200
                                                                                      ---------------

                                 INSURANCE - 4.7%
                                 PROPERTY & CASUALTY INSURANCE - 4.7%
         490                     Berkshire Hathaway Inc. (Class B)*                   $     1,187,270
      19,000                     Progressive Corp.                                            942,970
                                                                                      ---------------
                                                                                      $     2,130,240
                                                                                      ---------------
                                 TOTAL INSURANCE                                      $     2,130,240
                                                                                      ---------------

                                 SOFTWARE & SERVICES - 3.2%
                                 APPLICATION SOFTWARE - 3.2%
      12,200                     Microsoft Corp.*                                     $       630,740
      20,400                     Symantec Corp.*                                              825,180
                                                                                      ---------------
                                                                                      $     1,455,920
                                                                                      ---------------
                                 TOTAL SOFTWARE & SERVICES                            $     1,455,920
                                                                                      ---------------

                                 TECHNOLOGY HARDWARE & DEVELOPMENT - 2.3%
                                 COMPUTER HARDWARE - 1.8%
      47,422                     Hewlett-Packard Co.                                        $ 823,246
                                                                                      ---------------

                                 SEMICONDUCTORS - 0.5%
      14,500                     Intel Corp.                                                $ 225,765
                                                                                      ---------------
                                 TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT              $     1,049,011
                                                                                      ---------------
                                 TOTAL COMMON STOCKS
                                 (Cost $25,302,724)                                   $    23,981,810
                                                                                      ---------------

  PRINCIPAL
     AMOUNT
                                 ASSET BACKED SECURITIES - 0.5%

                                 DIVERSIFIED FINANCIALS - 0.5%
                                 DIVERSIFIED FINANCIAL SERVICES - 0.5%

$    200,000   NA/NA             Morgan Stanley Dean Witter & Co. 7.2%, 10/15/33      $       233,960
                                                                                      ---------------
                                 TOTAL DIVERSIFIED FINANCIALS                         $       233,960
                                                                                      ---------------
                                 TOTAL ASSET BACKED SECURITIES
                                 (Cost $214,023)                                      $       233,960
                                                                                      ---------------

                                 COLLATERALIZED MORTGAGE OBLIGATIONS - 0.3%
                                 DIVERSIFIED FINANCIALS - 0.3%
                                 DIVERSIFIED FINANCIAL SERVICES - 0.3%
     100,000   NA/NA             J.P. Morgan Commercial Mortgage Finance Corp.,
                                    7.37%, 8/15/32                                    $       117,434
                                                                                      ---------------
                                 TOTAL DIVERSIFIED FINANCIALS                         $       117,434
                                                                                      ---------------
                                 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                 (Cost $104,674)                                      $       117,434
                                                                                      ---------------

   The accompanying notes are an integral part of these financial statements.

               S&P/MOODY'S
   PRINCIPAL   RATINGS
      AMOUNT   (UNAUDITED)                                                                      VALUE
                                 CORPORATE BONDS - 13.7%
                                 ENERGY - 1.2%
                                 INTEGRATED OIL & GAS - 0.4%
$     30,000   A-/A3             Conoco Funding Co., 6.35%, 10/15/11                  $        33,500
      30,000   BBB/Baa2          Occidental Petroleum, 7.75%, 2/15/06                          33,951
      40,000   BBB/Baa2          Occidental Petroleum, 6.75%, 1/15/12                          45,563
      40,000   A-/A3             Philips Petroleum Co. 8.75%, 5/25/10                          50,057
                                                                                      ---------------
                                                                                      $       163,071
                                                                                      ---------------
                                 OIL & GAS DRILLING - 0.0%
      10,000   BBB/Baa2          Duke Energy Field Services, 6.875%, 2/1/11           $         9,968
       5,000   A-/Baa2           Transocean Sedco Forex, 6.625%, 4/15/11                        5,505
                                                                                      ---------------
                                                                                      $        15,473
                                                                                      ---------------

                                 OIL & GAS EXPLORATION & PRODUCTION - 0.2%
      60,000   BBB/Baa2          Kerr-McGee Corp., 7.88%, 9/15/31                     $        73,296
                                                                                      ---------------

                                 OIL & GAS REFINING MARKETING & TRANSPORTATION - 0.6%
     250,000   BBB/Baa2          Valero Energy Corp., 6.875%, 4/15/12                 $       260,352
                                                                                      ---------------
                                 TOTAL ENERGY                                         $       512,192
                                                                                      ---------------

                                 MATERIALS - 1.0%
                                 ALUMINUM - 0.2%
      60,000   A/A2              Alcoa Inc., 7.375%, 8/1/10                           $        70,923
                                                                                      ---------------

                                 DIVERSIFIED METALS & MINING - 0.2%
     100,000   A+/Aa3            Rio Tinto Finance USA Ltd., 5.75%, 7/3/06            $       109,250
                                                                                      ---------------

                                 METAL & GLASS CONTAINERS - 0.1%
      40,000   BBB/Baa2          Tenneco Packaging, 8.125%, 6/15/17                   $        45,702
                                                                                      ---------------

                                 PAPER PRODUCTS - 0.5%
     200,000   BBB/Ba1           Abitibi-Consolidated, Inc., 6.95%, 4/1/08            $       206,974
      10,000   BBB/Baa2          Weyerhaeuser Co., 6.75%, 3/15/12                              10,903
                                                                                      ---------------
                                                                                      $       217,877
                                                                                      ---------------

                                 SPECIALTY CHEMICALS - 0.0%
      15,000   A/A3              Dow Chemical, 5.75%, 11/15/09                        $        15,519
                                                                                      ---------------
                                 TOTAL MATERIALS                                      $       459,271
                                                                                      ---------------

                                 CAPITAL GOODS - 1.6%
                                 AEROSPACE & DEFENSE - 0.2%
      10,000   BBB+/A3           Bombardier Inc., 6.75%, 5/1/12 (144A)                $         8,900
      75,000   BBB-/Baa3         Raytheon Co., 8.2%, 3/1/06                                    84,264
                                                                                      ---------------
                                                                                      $        93,164
                                                                                      ---------------

                                 ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
     200,000   AAA/Aaa           General Electric Capital Corp. 4.25%, 1/15/08        $       205,111
      55,000   AAA/Aaa           General Electric Capital Corp. 6.125%, 2/22/11                59,566
      30,000   AAA/Aaa           General Electric Capital Corp. 6.75%, 3/15/32                 33,168
     250,000   BBB/Baa1          Oncor Electric Corp. 6.375%, 1/15/15 (144A)                  255,130
                                                                                      ---------------
                                                                                      $       552,975
                                                                                      ---------------

   The accompanying notes are an integral part of these financial statements.

PIONEER BALANCED VCT PORTFOLIO                  PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

               S&P/MOODY'S
   PRINCIPAL   RATINGS
      AMOUNT   (UNAUDITED)                                                                      VALUE
                                 INDUSTRIAL MACHINERY - 0.2%
$     20,000   A-/A3             John Deere Capital, 7.0%, 3/15/12                    $        23,189
      60,000   A+/A2             Caterpillar Inc., 7.25%, 9/15/09                              70,274
                                                                                      ---------------
                                                                                      $        93,463
                                                                                      ---------------
                                 TOTAL CAPITAL GOODS                                  $       739,602
                                                                                      ---------------

                                 COMMERCIAL SERVICES & SUPPLIES - 0.0%
                                 DIVERSIFIED COMMERCIAL SERVICES - 0.0%
      10,000   A-/Baa1           Equifax Inc., 4.95%, 11/1/07                         $        10,175
                                                                                      ---------------
                                 TOTAL COMMERCIAL SERVICES & SUPPLIES                 $        10,175
                                                                                      ---------------

                                 TRANSPORTATION - 0.0%
                                 RAILROADS - 0.0%
      30,000   BBB/Baa2          Canadian Pacific RR, 6.25%, 10/15/11                 $        33,047
                                                                                      ---------------
                                 TOTAL TRANSPORTATION                                 $        33,047
                                                                                      ---------------

                                 AUTOMOBILES & COMPONENTS - 0.6%
                                 AUTOMOBILE MANUFACTURERS - 0.6%
     250,000   BBB/A2            General Motors Acceptance Corp., 5.75%, 11/10/03     $       254,144
                                                                                      ---------------
                                 TOTAL AUTOMOBILES & COMPONENTS                       $       254,144
                                                                                      ---------------

                                 CONSUMER DURABLES & APPAREL - 0.0%
                                 HOMEBUILDING - 0.0%
      15,000   A-/A3             Cooper Industries, 5.5%, 11/1/09                     $        15,634
                                                                                      ---------------
                                 TOTAL CONSUMER DURABLES & APPAREL                    $        15,634
                                                                                      ---------------

                                 HOTELS, RESTAURANTS & LEISURE - 0.6%
                                 CASINOS & GAMING - 0.0%
      25,000   B+/B1             Turning Stone, 9.125%, 12/15/10                      $        25,563
                                                                                      ---------------

                                 HOTELS, RESORTS & CRUISE LINES - 0.6%
     250,000   BBB-/Ba1          Starwood Hotels & Resorts, 7.875%, 5/1/12 (144A)     $       247,500
                                                                                      ---------------
                                 TOTAL HOTELS, RESTAURANTS & LEISURE                  $       273,063
                                                                                      ---------------

                                 MEDIA - 1.7%
                                 BROADCASTING & CABLE TV - 0.8%
      50,000   BBB/Baa3          Continental Cablevision, 8.3%, 5/15/06               $        54,164
     240,000   BBB/Baa2          Cox Communications, 7.125%, 10/1/12                          266,576
      45,000   BBB-/Baa3         Clear Channel Communications, 7.65%, 9/15/10                  50,978
                                                                                      ---------------
                                                                                      $       371,718
                                                                                      ---------------

                                 MOVIES & ENTERTAINMENT - 0.7%
      30,000   BBB+/Baa1         AOL-Time Warner, Inc., 7.63%, 4/15/31                $        30,834
     200,000   BBB+/Baa1         AOL-Time Warner, Inc., 6.875%, 5/1/12                        211,221
      10,000   BBB+/Baa1         Walt Disney Co., 5.375%, 6/1/07                               10,566
      75,000   BBB+/A3           Viacom Inc., 7.75%, 6/1/05                                    84,026
                                                                                      ---------------
                                                                                      $       336,647
                                                                                      ---------------
                                 PUBLISHING - 0.2%
      20,000   A/A2              E.W. Scripps Co. 5.75%, 7/15/12                      $        21,550
      70,000   BBB-/Baa3         News America Inc., 7.3%, 4/30/28                              68,879
                                                                                      ---------------
                                                                                      $        90,429
                                                                                      ---------------
                                  TOTAL MEDIA                                         $       798,794
                                                                                      ---------------

   The accompanying notes are an integral part of these financial statements.

               S&P/MOODY'S
   PRINCIPAL   RATINGS
      AMOUNT   (UNAUDITED)                                                                      VALUE
                                 RETAILING - 0.6%
                                 COMPUTER & ELECTRONICS RETAIL - 0.6%
$    250,000   BBB-/Baa3         NCR Corp., 7.125%, 6/15/09                           $       260,157
                                                                                      ---------------

                                 GENERAL MERCHANDISE STORES - 0.0%
      20,000   A+/A2             Target Corp., 5.95%, 5/15/06                         $        21,672
                                                                                      ---------------
                                 TOTAL RETAILING                                      $       281,829
                                                                                      ---------------

                                 FOOD & DRUG RETAILING - 0.1%
                                 FOOD DISTRIBUTORS - -0.0%
       5,000   A+/A3             Sara Lee Corp., 6.125%,11/1/32                       $         5,265
                                                                                      ---------------

                                 FOOD RETAIL - 0.1%
      10,000   BBB+/Baa2         General Mills Inc., 6.0% 2/15/12                     $        10,876
      30,000   BBB/Baa2          Safeway Inc., 6.5%, 11/15/08                                  33,049
                                                                                      ---------------
                                                                                      $        43,925
                                                                                      ---------------
                                 TOTAL FOOD & DRUG RETAILING                          $        49,190
                                                                                      ---------------

                                 FOOD BEVERAGE & TOBACCO - 0.3%
                                 DISTILLERS & VINTNERS - 0.1%
      30,000   BBB+/Baa2         Coors Brewing Co., 6.375%, 5/15/12                   $        33,526
                                                                                      ---------------

                                 FOOD BEVERAGE & TOBACCO - 0.0%
      20,000   A-/A3             Bottling Group LLC, 4.625%, 11/15/12 (144A)          $        19,991
                                                                                      ---------------

                                 SOFT DRINKS - 0.2%
      75,000   A/A2              The Coca-Cola Co., 6.125%, 8/15/11                   $        82,882
                                                                                      ---------------
                                 TOTAL FOOD BEVERAGE & TOBACCO                        $       136,399
                                                                                      ---------------

                                 HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
                                 HEALTH CARE FACILITIES - 0.4%
     200,000   BBB-/Ba1          HCA Inc., 6.3%, 10/1/12                              $       201,708
                                                                                      ---------------
                                 TOTAL HEALTH CARE EQUIPMENT & SUPPLIES               $       201,708
                                                                                      ---------------

                                 PHARMACEUTICALS & BIOTECHNOLOGY - 0.1%
                                 BIOTECHNOLOGY - 0.1%
      40,000   AA-/A1            Pharmacia Corp., 6.6%, 12/1/28                       $        45,194
                                                                                      ---------------
                                 TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                $        45,194
                                                                                      ---------------

                                 BANKS - 1.0%
      70,000   A/Aa3             Bank of America, 6.625%, 7/15/02                     $        79,153
      70,000   A/Aa3             Bank One Corp., 6.875%, 8/1/06                                78,690
       5,000   BBB-/Baa2         Capital One Bank, 6.5%, 7/30/04                                4,890
       5,000   BBB-/Baa2         Capital One Bank, 6.875%, 2/1/06                               4,837
      50,000   A/Aa3             First Union National Bank, 7.8%, 8/18/10                      60,363
      15,000   A+/A1             JP Morgan Chase & Co., 5.25%, 5/30/07                         15,858
      75,000   A/A2              Mellon Financial, 6.7%, 3/1/08                                85,218
      75,000   A+Aa2             National Westminster, 7.375%, 10/1/09                         88,956
                                                                                      ---------------
                                 TOTAL BANKS                                          $       417,965
                                                                                      ---------------

                                 DIVERSIFIED FINANCIALS - 2.3%
                                 CONSUMER FINANCE - 1.3%
     350,000   BBB/A3            Ford Motor Credit Co., 5.8%, 1/12/09                 $       324,623
      50,000   BBB/A3            Ford Motor Credit Co., 9.14%, 12/30/14                        52,831
     200,000   BBB+/Baa1         MBNA America Bank NA, 5.375%, 1/15/08                        205,201
                                                                                      ---------------
                                                                                      $       582,655
                                                                                      ---------------

   The accompanying notes are an integral part of these financial statements.

PIONEER BALANCED VCT PORTFOLIO                  PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

               S&P/MOODY'S
   PRINCIPAL   RATINGS
      AMOUNT   (UNAUDITED)                                                                      VALUE
                                 DIVERSIFIED FINANCIAL SERVICES - 1.0%
$     80,000   AA-/Aa1           Associates Corp., 5.75%, 11/1/03                     $        82,803
      10,000   A+/A3             Boeing Capital Corp., 5.8%, 1/15/13                           10,128
     175,000   BBB-/Ba1          Health Care REIT, Inc., 7.5%, 8/15/07                        184,710
      20,000   A+/Aa3            Lehman Brothers Holdings, 6.625%, 1/18/12                     22,137
      75,000   A+/Aa3            Morgan Stanley Dean Witter, 6.1%, 4/15/06                     81,702
      50,000   BBB/Baa1          Norfolk Southern Corp., 7.35%, 5/15/07                        57,416
                                                                                      ---------------
                                                                                      $       438,896
                                                                                      ---------------
                                 TOTAL DIVERSIFIED FINANCIALS                         $     1,021,551
                                                                                      ---------------

                                 INSURANCE - 0.2%
                                 LIFE & HEALTH INSURANCE - 0.2%
      70,000   AAA/Aaa           Western National Corp., 7.125%, 2/15/04              $        73,708
                                                                                      ---------------
                                 TOTAL INSURANCE                                      $        73,708
                                                                                      ---------------

                                 TECHNOLOGY HARDWARE & DEVELOPMENT - 0.3%
                                 ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
      25,000   B/B3              K&F Industries, 9.625%, 12/15/10 (144A)              $        25,438
                                                                                      ---------------

                                 TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
      20,000   A+/A2             United Technologies Corp., 6.1%, 5/15/12             $        22,362
                                                                                      ---------------

                                 TELECOMMUNICATIONS EQUIPMENT - 0.2%
      10,000   BBB/Baa2          Citizens Communications, 8.5%, 5/15/06               $        11,074
      10,000   BBB/Baa2          Citizens Communications, 9.0%, 8/15/31                        11,705
      30,000   BBB+/Baa1         Telecom Puerto Rico, 6.8%, 5/15/09                            30,732
      30,000   A-/A3             Thomson Corp., 6.2%, 1/05/12                                  32,751
                                                                                      ---------------
                                                                                      $        86,262
                                                                                      ---------------
                                 TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT              $       134,062
                                                                                      ---------------

                                 TELECOMMUNICATION SERVICES - 0.7%
                                 INTEGRATED TELECOMMUNICATION SERVICES - 0.7%
      90,000   BBB+/Baa2         AT&T Corp., 8.0%, 11/15/31                           $        99,201
      20,000   BBB/Baa2          AT&T Wireless Services, Inc., 8.75%, 3/1/31                   19,600
      45,000   A-/Baa1           British Telecom Plc., 8.63%, 12/15/30                         57,371
      15,000   BBB/Baa3          Koninklijke KPN NV, 8.0%, 10/1/10                             17,566
      15,000   BBB-/Baa3         Sprint Capital Corp., 6.9%, 5/1/19                            12,300
      10,000   BBB-/Baa3         Sprint Capital Corp., 6.88%, 11/15/28                          8,050
      40,000   BBB/Baa3          Union Pacific Capital Trust, 7.25%, 11/1/08                   46,575
      55,000   A+/A2             Verizon Global, 7.75%, 12/1/30                                64,051
                                                                                      ---------------
                                                                                      $       324,714
                                                                                      ---------------
                                 TOTAL TELECOMMUNICATION SERVICES                     $       324,714
                                                                                      ---------------

                                 UTILITIES - 0.9%
                                 ELECTRIC UTILITIES - 0.7%
     250,000   BBB+/Baa1         Dominion Resources, 5.125%, 12/15/09                 $       253,283
      50,000   BBB-/Baa2         FirstEnergy Corp., 7.38%, 11/15/31                            48,469
      30,000   A-/A3             PPL Electric Utilities, 6.25%, 8/15/09                        33,567
       5,000   BBB/Baa1          PSE&G Power, 6.95%, 6/1/12                                     5,077
                                                                                      ---------------
                                                                                      $       340,396
                                                                                      ---------------

                                 GAS UTILITIES - 0.2%
      80,000   BB-/Ba2           Limestone Electron Trust, 8.625%, 3/15/03 (144A)     $        75,270
                                                                                      ---------------
                                 TOTAL UTILITIES                                      $       415,666
                                                                                      ---------------

   The accompanying notes are an integral part of these financial statements.

               S&P/MOODY'S
   PRINCIPAL   RATINGS
      AMOUNT   (UNAUDITED)                                                                      VALUE
                                 GOVERNMENT - 0.1%
$     40,000   A-/A3             Novia Scotia Province, 5.75%, 2/27/12                $        43,912
                                                                                      ---------------
                                 TOTAL GOVERNMENT                                     $        43,912
                                                                                      ---------------
                                 TOTAL CORPORATE BONDS
                                 (Cost $5,982,127)                                    $     6,241,820
                                                                                      ---------------

                                 U.S. GOVERNMENT AGENCY OBLIGATIONS - 25.7%

                                 GOVERNMENT - 25.7%
     410,000   NA/AAA            U.S. Treasury Notes, 3.0%, 11/15/07                  $       414,933
     470,000   NA/AAA            U.S. Treasury Notes, 4.0%, 11/15/12                          476,646
     300,000   NA/AAA            U.S. Treasury Notes, 4.75%, 11/15/08                         327,469
     245,000   NA/AAA            U.S. Treasury Notes, 5.375%, 2/15/31                         267,088
     500,000   NA/AAA            U.S. Treasury Notes, 5.625%, 5/15/08                         567,266
   2,100,000   NA/NA             Federal Home Loan Mortgage Corp., 6.0%, TBA 30 YR          2,170,875
     108,431   NA/NA             Federal Home Loan Mortgage Corp., 6.5%, 5/1/09               115,204
     450,194   NA/NA             Federal National Mortgage Association, 5.5%, 2/1/17          467,412
     620,380   NA/NA             Federal National Mortgage Association,
                                   6.0%, 11/1/14                                              651,865
     285,257   NA/NA             Federal National Mortgage Association,
                                   6.0%, 11/1/16                                              298,611
     800,000   NA/NA             Federal National Mortgage Association,
                                    6.0%, 1/1/33                                              828,129
     110,000   AAA/Aaa           Federal National Mortgage Association,
                                   6.125%, 3/15/12                                            125,398
      77,872   NA/NA             Federal National Mortgage Association,
                                   6.5%, 8/1/13                                                82,500
      95,054   NA/NA             Federal National Mortgage Association,
                                   6.5%, 8/1/14                                               100,635
     191,460   NA/NA             Federal National Mortgage Association,
                                   6.5%, 4/1/29                                               201,021
     113,592   NA/NA             Federal National Mortgage Association,
                                   6.5%, 9/1/32                                               118,326
      35,280   NA/NA             Federal National Mortgage Association,
                                   6.5%, 10/1/32                                               36,750
     250,001   NA/NA             Federal National Mortgage Association,
                                   6.5%, 10/1/32                                              260,420
     500,000   NA/NA             Federal National Mortgage Association,
                                   6.5%, TBA 30 YR                                            519,992
     130,000   NA/Aaa            Federal National Mortgage Association,
                                   7.0%, 7/15/05                                              145,747
     392,659   NA/NA             Federal National Mortgage Association,
                                   7.0%, 12/1/31                                              413,016
      10,000   NA/Aaa            Federal National Mortgage Association,
                                   7.125%, 6/15/10                                             12,067
     350,000   AAA/Aaa           Freddie Mac, 5.75%, 1/15/12                                  389,445
   1,000,001   NA/NA             Government National Mortgage Association,
                                   6.0%, 11/15/32                                           1,042,510
     262,265   NA/NA             Government National Mortgage Association,
                                   6.5%, 10/15/28                                             275,689
     603,468   NA/NA             Government National Mortgage Association,
                                   6.5%, 2/15/29                                              634,162
     358,077   NA/NA             Government National Mortgage Association,
                                   7.0%, 2/20/29                                              377,560
     123,468   NA/NA             Government National Mortgage Association II,
                                   7.5%, 8/20/29                                              131,619
     118,461   NA/NA             Government National Mortgage Association II,
                                   7.5%, 9/20/29                                              126,280
      45,000   NA/AAA            TSY INFL IX N/B, 3.375%, 1/15/07                              55,433
                                                                                      ---------------
                                                                                      $    11,634,068
                                                                                      ---------------
                                 TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                 (Cost $11,356,236)                                   $    11,634,068
                                                                                      ---------------
                                 TOTAL INVESTMENT IN SECURITIES
                                 (Cost $43,014,958)                                   $    42,268,061
                                                                                      ---------------

   The accompanying notes are an integral part of these financial statements.

PIONEER BALANCED VCT PORTFOLIO                  PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

   PRINCIPAL
      AMOUNT                                                                                    VALUE
                                 TEMPORARY CASH INVESTMENT - 7.0%
                                 REPURCHASE AGREEMENT - 7.0%
$  3,200,000                     Credit Suisse First Boston Group, Inc.,
                                 1.05%, dated 12/31/02, repurchase price of
                                 $3,200,000 plus accrued interest on 1/2/03,
                                 collateralized by $3,220,990 U.S. Treasury
                                 Bond, 10.75%, 5/15/03
                                 TOTAL TEMPORARY CASH INVESTMENT
                                 (Cost $3,200,000)                                    $     3,200,000
                                                                                      ---------------
                                 TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                                 CASH INVESTMENT - 100%
                                 (Cost $46,214,958)                                   $    45,468,061
                                                                                      ---------------

*    Non-income producing security.
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2002, the value of these securities amounted to $632,229 or 1.5% of total net assets.
TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate (generally plus or minus 2.5%) principal amount and no definite maturity date period. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

                   S&P/MOODY'S
                   RATINGS
        SHARES     (UNAUDITED)                                                                   VALUE
                                  CONVERTIBLE PREFERRED STOCKS - 5.3%

                                  MATERIALS - 0.7%
                                  PAPER PRODUCTS - 0.7%
         6,500     BB+/Baa3       International Paper Capital Trust, 5.25%, 7/20/25       $    301,438
                                                                                          ------------
                                  TOTAL MATERIALS                                         $    301,438
                                                                                          ------------
                                  AUTOMOBILES AND COMPONENTS - 2.5%
                                  AUTOMOBILE MANUFACTURERS - 2.5%
        25,000     B+/Ba2         Cummins Capital Trust I, 7.0%, 6/15/31                  $  1,115,625
                                                                                          ------------
                                  TOTAL AUTOMOBILES AND COMPONENTS                        $  1,115,625
                                                                                          ------------
                                  ENERGY - 1.0%
                                  OIL & GAS EXPLORATION & PRODUCTION - 1.0%
        15,000     B-/B2          Nuevo Energy, 5.75%, 12/15/26                           $    419,250
                                                                                          ------------
                                  TOTAL ENERGY                                            $    419,250
                                                                                          ------------
                                  TELECOMMUNICATION SERVICES - 0.8%
                                  TELECOMMUNICATIONS EQUIPMENT - 0.8%
           700     CCC-/Ca        Lucent Technologies Inc., 8.0%, 8/1/31 (144A)           $    344,750
                                                                                          ------------
                                  TOTAL TELECOMMUNICATION SERVICES                        $    344,750
                                                                                          ------------
                                  UTILITIES - 0.3%
                                  GAS UTILITIES - 0.3%
        31,000     BBB-/Baa1      Semco Capital Trust II, 11.0%, 8/16/03                  $    162,750
                                                                                          ------------
                                  TOTAL UTILITIES                                         $    162,750
                                                                                          ------------
                                  TOTAL CONVERTIBLE PREFERRED STOCKS
                                  (Cost $3,064,949)                                       $  2,343,813
                                                                                          ------------

     PRINCIPAL
        AMOUNT
                                  CONVERTIBLE CORPORATE BONDS - 51.4%

                                  ENERGY - 1.5%
                                  OIL & GAS DRILLING - 1.5%
    $  700,000     B+/B3          Parker Drilling Co., 5.5%, 8/1/04                       $    646,625
                                                                                          ------------
                                  TOTAL ENERGY                                            $    646,625
                                                                                          ------------
                                  MATERIALS - 2.9%
                                  DIVERSIFIED METALS & MINING - 2.9%
       900,000     B-/NR          Freeport-McMoran Copper & Gold Inc., 8.25%, 1/31/06     $  1,276,875
                                                                                          ------------
                                  TOTAL MATERIALS                                         $  1,276,875
                                                                                          ------------
                                  CAPITAL GOODS - 3.2%
                                  ELECTRICAL COMPONENTS & EQUIMENT - 1.9%
       500,000     B-/B2          Benchmark Electrical Inc., 6.0%, 8/15/06                $    495,625
       500,000     B-/Ba3         SCI Systems Inc., 3.0%, 3/15/07                              354,375
                                                                                          ------------
                                                                                          $    850,000
                                                                                          ------------
                                  INDUSTRIAL MACHINERY - 1.3%
       500,000     B/NR           Lennox International Inc., 6.25%, 6/1/09                $    521,875
                                                                                          ------------
                                  TOTAL CAPITAL GOODS                                     $  1,371,875
                                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

                   S&P/MOODY'S
     PRINCIPAL     RATINGS
        AMOUNT     (UNAUDITED)                                                                   VALUE
                                  COMMERCIAL SERVICES AND SUPPLIES - 2.1%
                                  DATA PROCESSING SERVICES - 2.1%
   $ 1,000,000     NR/NR          Checkfree Holdings Corp., 6.5%, 12/1/06                 $    921,250
                                                                                          ------------
                                  TOTAL COMMERCIAL SERVICES AND SUPPLIES                  $    921,250
                                                                                          ------------
                                  MEDIA - 2.1%
                                  ADVERTISING - 2.1%
     1,000,000     B-/B2          Getty Images Inc., 5.0%, 3/15/07                        $    923,750
                                                                                          ------------
                                  TOTAL MEDIA                                             $    923,750
                                                                                          ------------
                                  HEALTH CARE EQUIPMENT AND SUPPLIES - 0.8%
                                  HEALTH CARE FACILITIES - 0.8%
       400,000     B-/B3          Providence Healthcare, 4.25%, 10/10/08                  $    313,000
                                                                                          ------------
                                  TOTAL HEALTH CARE EQUIPMENT & SUPPLIES                  $    313,000
                                                                                          ------------
                                  PHARMACEUTICALS AND BIOTECHNOLOGY - 19.8%
                                  BIOTECHNOLOGY - 8.8%
       500,000     CCC+/NR        Affymetrix Inc., 5.0%, 10/1/06                          $    465,625
     1,600,000     CCC+/NR        Affymetrix Inc., 4.75%, 2/15/07                            1,366,000
       600,000     NR/NR          Enzon Inc., 4.5%, 7/1/08                                     444,000
       700,000     NR/NR          CV Therapeutics Inc., 4.75%, 3/7/07                          480,375
       400,000     B-/NR          FEI Company, 5.5%, 8/1/08                                    325,000
       700,000     CCC/NR         Human Genome, 3.75%, 3/15/07                                 455,000
       400,000     NR/NR          Invitrogen Corp., 2.25%, 12/15/06                            337,500
                                                                                          ------------
                                                                                          $  3,873,500
                                                                                          ------------
                                  PHARMACEUTICALS - 11.0%
       100,000     B/Caa1         Alpharma Inc., 5.75%, 4/1/05                            $     85,250
     1,100,000     B/Caa1         Alpharma Inc., 3.0%, 6/1/06                                  924,000
       300,000     NR/NR          Cubist Pharmaceuticals Inc., 5.5%, 11/1/08                   150,000
       950,000     NR/NR          ImClone Systems Inc., 5.5%, 3/1/05                           660,250
     2,000,000     NR/NR          IVAX Corp., 4.5%, 5/15/08                                  1,645,000
       300,000     NR/NR          Ligand Pharmaceutical, 6.0%, 11/16/07 (144A)                 342,390
     1,400,000     NR/NR          Vertex Pharmaceuticals Inc., 5.0%, 9/19/07                 1,048,250
                                                                                          ------------
                                                                                             4,855,140
                                                                                          ------------
                                  TOTAL PHARMACEUTICALS AND BIOTECHNOLOGY                 $  8,728,640
                                                                                          ------------
                                  BANKS - 0.2%
       200,000     B/Ba2          Navistar Financial Corp., 4.75%, 4/1/09                 $    152,250
                                                                                          ------------
                                  TOTAL BANKS                                             $    152,250
                                                                                          ------------
                                  INSURANCE - 0.4 %
                                  INSURANCE BROKERS - 0.4%
       200,000     BB/Baa3        Ohio Casualty Corp., 5.0%, 3/19/22                      $    184,750
                                                                                          ------------
                                  TOTAL INSURANCE                                         $    184,750
                                                                                          ------------
                                  SOFTWARE AND SERVICES - 5.7%
                                  INTERNET SOFTWARE & SERVICES - 5.7%
     1,000,000     B-/NR          Adaptec Inc., 3.0%, 3/5/07 (144A)                       $    807,500
     1,940,000     CCC+/Caa1      Aspen Technology, 5.25%, 6/15/05                             965,150
       200,000     NR/NR          Mentor Graphics, 6.875%, 6/15/07 (144A)                      161,750
       680,000     NR/NR          Radisys Corp., 5.5%, 8/15/07                                 572,050
                                                                                          ------------
                                                                                          $  2,506,450
                                                                                          ------------
                                  TOTAL SOFTWARE AND SERVICES                             $  2,506,450
                                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

                   S&P/MOODY'S
     PRINCIPAL     RATINGS
        AMOUNT     (UNAUDITED)                                                                   VALUE
                                  TECHNOLOGY HARDWARE AND DEVELOPMENT - 12.7%
                                  COMPUTER HARDWARE - 0.8%
   $   500,000     NR/NR          Veeco Instruments Inc., 4.125%, 12/21/08                $    363,125
                                                                                          ------------
                                  COMPUTER STORAGE & PERIPHERALS - 1.6%
       800,000     B+/B2          Quantum Corp., 7.0%, 8/1/04                             $    708,000
                                                                                          ------------
                                  SEMICONDUCTOR EQUIPMENT - 5.2%
       700,000     B-/NR          Advanced Energy Industries Inc., 5.25%, 11/15/06        $    544,250
       200,000     NR/NR          Axcelis Technologies Inc., 4.25%, 1/15/07                    157,750
       700,000     NR/NR          Brooks Automation, 4.75%, 6/1/08                             512,750
       200,000     B-/NR          Cymer Inc., 3.5%, 2/15/09                                    196,000
     1,900,000     NR/NR          Emcore Corp., 5.0%, 5/15/06                                  895,375
                                                                                          ------------
                                                                                          $  2,306,125
                                                                                          ------------
                                  SEMICONDUCTORS - 4.9%
     1,825,000     CCC+/NR        Conexant Systems Inc., 4.0%, 2/1/07                     $    841,781
       400,000     B-/B3          Cypress Semiconductor, 4.0%, 2/1/05                          333,500
       100,000     B/B1           Cypress Semiconductor, 3.75%, 7/1/05                          79,750
     1,155,000     B-/NR          Triquint Semiconductor Inc., 4.0%, 3/1/07                    893,681
                                                                                          ------------
                                                                                          $  2,148,712
                                                                                          ------------
                                  TELECOMMUNICATIONS EQUIPMENT - 0.2%
       450,000     CCC+/Caa       DDI Corp., 5.25%, 3/1/08                                $     82,125
                                                                                          ------------
                                  TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT                 $  5,608,087
                                                                                          ------------
                                  TOTAL CONVERTIBLE CORPORATE BONDS
                                  (Cost $24,440,548)                                      $ 22,633,552
                                                                                          ------------
                                  CORPORATE BONDS - 37.0%

                                  ENERGY - 2.8%
                                  OIL & GAS DRILLING - 1.2%
       200,000     BB-/Ba3        Grant Prideco Escrow, 9.0%, 12/15/09 (144A)             $    208,000
       300,000     B+/B1          Parker Drilling Co., 10.125%, 11/15/09                       309,000
                                                                                          ------------
                                                                                          $    517,000
                                                                                          ------------
                                  OIL & GAS EXPLORATION & PRODUCTION - 0.2%
       100,000     B/B2           Nuevo Energy Co., 9.375%, 10/1/10                       $    102,500
                                                                                          ------------
                                  OIL & GAS REFINING & MARKETING - 1.4%
       400,000     B/B3           Tesoro Escrow Corp., 9.625%, 4/1/12 (144A)              $    260,000
       500,000     B/B3           Tesoro Petroleum Corp., 9.625%, 11/1/08                      340,000
                                                                                          ------------
                                                                                          $    600,000
                                                                                          ------------
                                  TOTAL ENERGY                                            $  1,219,500
                                                                                          ------------
                                  MATERIALS - 4.1%
                                  PAPER PRODUCTS - 1.4%
       600,000     B+/B2          Fibermark Inc., 10.75%, 4/15/11                         $    606,000
                                                                                          ------------
                                  SPECIALTY CHEMICALS - 1.4%
       200,000     BB+/Ba2        Nova Chemicals Corp., 7.4%, 4/1/09                      $    183,000
       500,000     BB+/Baa3       Polyone Corp., 8.875%, 5/1/12 (144A)                         425,000
                                                                                          ------------
                                                                                          $    608,000
                                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

                   S&P/MOODY'S
     PRINCIPAL     RATINGS
        AMOUNT     (UNAUDITED)                                                                   VALUE
                                  METAL & GLASS CONTAINERS - 1.3%
   $   586,000     BB/Ba2         Ball Corp., 6.875%, 12/15/12                            $    588,930
                                                                                          ------------
                                  TOTAL MATERIALS                                         $  1,802,930
                                                                                          ------------
                                  CAPITAL GOODS - 8.1%
                                  BUILDING PRODUCTS - 3.1%
       850,000     B/B2           NCI Building Systems Inc., 9.25%, 5/1/09                $    865,937
       500,000     BB-/Ba2        Sanmina Corp., 10.375%, 1/15/10 (144A)                       505,000
                                                                                          ------------
                                                                                          $  1,370,937
                                                                                          ------------
                                  INDUSTRIAL MACHINERY - 5.0%
       700,000     B+/B2          Intermet Corp., 9.75%, 6/15/09                          $    630,000
       900,000     BB+/Ba2        JLG Industies Inc., 8.375%                                   747,000
       500,000     B+/B2          Manitowoc Company, Inc., 10.5%, 8/1/12                       518,750
       317,000     BB-/Ba3        SPX Corp., 7.5%, 1/1/13                                      321,359
                                                                                          ------------
                                                                                          $  2,217,109
                                                                                          ------------
                                  TOTAL CAPITAL GOODS                                     $  3,588,046
                                                                                          ------------
                                  TRANSPORTATION - 1.6%
                                  AIR FREIGHT & COURIERS - 1.2%
       500,000     BB-/B1         Petroleum Helicopters, 9.375%, 5/1/09                   $    525,625
                                                                                          ------------
                                  MARINE - 0.4%
       200,000     B/B2           Trico Marine Services, 8.875%, 5/15/12                  $    185,000
                                                                                          ------------
                                  TOTAL TRANSPORTATION                                    $    710,625
                                                                                          ------------
                                  AUTOMOBILES & COMPONENTS - 0.9%
                                  AUTO PARTS & EQUIPMENT - 0.9%
       500,000     BB+/Ba2        Cummins Inc., 7.125%, 3/1/28                            $    410,000
                                                                                          ------------
                                  TOTAL AUTOMOBILES & COMPONENTS                          $    410,000
                                                                                          ------------
                                  CONSUMER DURABLES & APPAREL - 2.1%
                                  HOMEBUILDING - 2.1%
       500,000     BB/Ba2         Breazer Homes USA, 8.625%, 5/15/11                      $    515,000
       400,000     BB/Ba2         Breazer Homes USA, 8.375%, 4/15/12                           412,000
                                                                                          ------------
                                                                                          $    927,000
                                                                                          ------------
                                  TOTAL CONSUMER DURABLES & APPAREL                       $    927,000
                                                                                          ------------
                                  HOTELS, RESTAURANTS, & LEISURE - 3.0%
                                  HOTELS - 3.0%
     1,500,000     B/B1           Meristar Hospitality, 9.125%, 1/15/11                   $  1,305,000
                                                                                          ------------
                                  TOTAL HOTELS, RESTAURANTS, & LEISURE                    $  1,305,000
                                                                                          ------------
                                  RETAILING - 5.1%
                                  DEPARTMENT STORES - 2.5%
     1,500,000     BBB-/Ba3       J.C. Penney Co. Inc., 7.625%, 3/1/97                    $  1,110,000
                                                                                          ------------
                                  DISTRIBUTORS - 2.6%
     1,400,000     B/B3           Wesco Distribution Inc., 9.125%, 6/1/08                 $  1,120,000
                                                                                          ------------
                                  TOTAL RETAILING                                         $  2,230,000
                                                                                          ------------
                                  HEALTH CARE EQUIPMENT & SUPPLIES - 1.3%
                                  HEALTH CARE DISTRIBUTORS & SERVICES - 1.3%
       700,000     BB/Ba3         Healthsouth Corp, 7.625%, 6/1/12                        $    577,500
                                                                                          ------------
                                  TOTAL HEALTH CARE EQUIPMENT & SUPPLIES                  $    577,500
                                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

                   S&P/MOODY'S
     PRINCIPAL     RATINGS
        AMOUNT     (UNAUDITED)                                                                   VALUE
                                  DIVERSIFIED FINANCIALS - 1.7%
                                  DIVERSIFIED FINANCIAL SERVICES - 1.7%
   $   735,000     BB-/Ba3        Forest City Enterprises, 8.5%, 3/15/08                  $    735,000
                                                                                          ------------
                                  TOTAL DIVERSIFIED FINANCIALS                            $    735,000
                                                                                          ------------
                                  REAL ESTATE - 4.8%
                                  REAL ESTATE MANAGEMENT & DEVELOPMENT- 3.1%
     1,300,000     B+/Ba3         Crescent Real Estate, 9.25%, 4/15/09                    $  1,355,250
                                                                                          ------------
                                  REAL ESTATE INVESTMENT TRUSTS - 1.7%
       750,000     B-/B3          BF Saul Real Estate Investment Trust, 9.75%, 4/1/08     $    744,371
                                                                                          ------------
                                  TOTAL REAL ESTATE                                       $  2,099,621
                                                                                          ------------
                                  TECHNOLOGY HARDWARE & DEVELOPMENT - 1.5%
                                  ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
       300,000     BB-/Ba2        Ingram Micro Inc., 9.875%, 8/15/08                      $    316,500
                                                                                          ------------
                                  TELECOMMUNICATIONS EQUIPMENT - 0.9%
       850,000     B-/Caa1        Lucent Technologies Inc., 6.45%, 3/15/29                $    373,900
                                                                                          ------------
                                  TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT                 $    690,400
                                                                                          ------------
                                  TOTAL CORPORATE BONDS
                                  (Cost $17,258,554)                                      $ 16,295,622
                                                                                          ------------
                                  TOTAL INVESTMENT IN SECURITIES
                                  (Cost $44,764,051)                                      $ 41,272,987
                                                                                          ------------
                                  TEMPORARY CASH INVESTMENT - 6.3%

                                  SECURITY LENDING COLLATERAL - 6.3%
   $ 2,759,100                    Securities Lending Investment Fund, 1.33%               $  2,759,100
                                                                                          ------------
                                  TOTAL TEMPORARY CASH INVESTMENT
                                  (Cost $2,759,100)                                       $  2,759,100
                                                                                          ------------
                                  TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH
                                  INVESTMENT - 100.0%
                                  (Cost $47,523,151)                                      $ 44,032,087
                                                                                          ------------

144A Security is exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2002, the value of these securities amounted to $3,054,390 or 7.40% of total net assets.

   The accompanying notes are an integral part of these financial statements.

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

     PRINCIPAL     S&P/MOODY'S
        AMOUNT     RATINGS
       USD ($)     (UNAUDITED)                                                                   VALUE
                                  CONVERTIBLE CORPORATE BONDS - 16.8%
                                  MATERIALS - 0.8%
                                  DIVERSIFIED METALS & MINING - 0.8%
       126,000     BBB-/Baa3      Inco Ltd., 7.75%, 3/15/16                               $    125,685
                                                                                          ------------
                                  TOTAL MATERIALS                                         $    125,685
                                                                                          ------------
                                  CAPITAL GOODS - 0.7%
                                  ELECTRICAL COMPONENTS & EQUIPMENT - 0.7%
       150,000     B+/Ba3         SCI Systems Inc., 3.0%, 3/15/07                         $    106,312
                                                                                          ------------
                                  TOTAL CAPITAL GOODS                                     $    106,312
                                                                                          ------------
                                  COMMERCIAL SERVICES & SUPPLIES - 1.0%
                                  DATA PROCESSING SERVICES - 1.0%
       160,000     NR/NR          Checkfree Holdings Corp., 6.5%, 12/1/06                 $    147,400
                                                                                          ------------
                                  TOTAL COMMERCIAL SERVICES & SUPPLIES                    $    147,400
                                                                                          ------------
                                  AUTOMOBILES & COMPONENTS - 0.7%
                                  AUTO PARTS & EQUIPMENT - 0.7%
       115,000     B+/B3          Tower Automotive Inc., 5.0%, 8/1/04                     $    102,494
                                                                                          ------------
                                  TOTAL AUTOMOBILES & COMPONENTS                          $    102,494
                                                                                          ------------
                                  MEDIA - 0.5%
                                  ADVERTISING - 0.5%
        80,000     B-/B2          Getty Images Inc., 5.0%, 3/15/07                        $     73,900
                                                                                          ------------
                                  TOTAL MEDIA                                             $     73,900
                                                                                          ------------
                                  PHARMACEUTICALS & BIOTECHNOLOGY - 3.9%
                                  BIOTECHNOLOGY - 3.0%
       175,000     CCC+/NR        Affymetrix Inc., 5.0%, 10/1/06                          $    162,969
       150,000     NR/NR          CV Therapeutics, 4.75%, 3/7/07                               102,938
        50,000     B-/NR          FEI Co., 5.5%, 8/15/08                                        40,625
        90,000     CCC/NR         Human Genome, 3.75%, 3/15/07                                  58,500
       100,000     NR/NR          Invitrogen Inc., 2.25%, 12/15/06                              84,375
                                                                                          ------------
                                                                                          $    449,407
                                                                                          ------------
                                  PHARMACEUTICALS - 0.9%
       170,000     NR/NR          Vertex Pharmaceuticals, 5.0%, 9/19/07                   $    127,288
                                                                                          ------------
                                  TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                   $    576,695
                                                                                          ------------
                                  REAL ESTATE - 0.5%
                                  REAL ESTATE INVESTMENT TRUSTS - 0.5%
        95,000     CCC+/B3        Capstar Hotel, 4.75%, 10/15/04                          $     79,325
                                                                                          ------------
                                  TOTAL REAL ESTATE                                       $     79,325
                                                                                          ------------
                                  SOFTWARE & SERVICES - 1.1%
                                  APPLICATION SOFTWARE - 1.1%
       120,000     CCC+/Caa1      Aspen Technology, 5.25%, 6/15/05                        $     59,700
       125,000     NR/NR          Radisys Corp., 5.5%, 8/15/07                                 105,156
                                                                                          ------------
                                                                                          $    164,856
                                                                                          ------------
                                  TOTAL SOFTWARE & SERVICES                               $    164,856
                                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

     PRINCIPAL     S&P/MOODY'S
        AMOUNT     RATINGS
       USD ($)     (UNAUDITED)                                                                   VALUE
                                  TECHNOLOGY HARDWARE & DEVELOPMENT - 7.6%
                                  COMPUTER HARDWARE - 0.9%
       185,000     NR/NR          Veeco Instruments, 4.125%, 12/21/08                     $    134,356
                                                                                          ------------
                                  COMPUTER STORAGE & PERIPHERALS - 0.7%
       110,000     B+/B2          Quantum Corp., 7.0%, 8/1/04                             $     97,350
                                                                                          ------------
                                  SEMICONDUCTOR EQUIPMENT - 2.7%
       175,000     B-/NR          Advanced Energy Industries, Inc., 5.25%, 11/15/06       $    136,062
       100,000     NR/NR          Axcelis Technology Inc., 4.25%, 1/15/07                       78,875
       170,000     NR/NR          Brooks Automation, 4.75%, 6/1/08                             124,525
       140,000     NR/NR          Emcore Corp., 5.0%, 5/15/06                                   65,975
                                                                                          ------------
                                                                                          $    405,437
                                                                                          ------------
                                  SEMICONDUCTORS - 2.7%
       130,000     CCC+/NR        Conexant Systems, Inc., 4.0%, 2/1/07                    $     59,962
       175,000     B-/B3          Cypress Semiconductor, 4.0%, 2/1/05                          145,906
       170,000     B/NR           LAM Research (LRCX), 4.0%, 6/1/06                            142,205
        70,000     B-/NR          Triquint Semiconductor, 4.0%, 3/1/07                          54,163
                                                                                          ------------
                                                                                          $    402,236
                                                                                          ------------
                                  TELECOMMUNICATIONS EQUIPMENT - 0.6%
       110,000     BB-/Ba3        Commscope Inc., 4.0%, 12/15/06                          $     89,100
                                                                                          ------------
                                  TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT                 $  1,128,479
                                                                                          ------------
                                  TOTAL CONVERTIBLE CORPORATE BONDS
                                  (Cost $2,607,379)                                       $  2,505,146
                                                                                          ------------
                                  ASSET BACKED SECURITIES - 3.3%
                                  BANKS - 2.8%
DKK    909,055     AA-/Aa2        Nykredit, 5.0%, 10/1/19                                 $    129,050
DKK    350,000     NR/Aa1         Nykredit, 5.0%, 10/1/35                                       47,371
DKK  1,642,878     AA-/Aa2        Nykredit, 6.0%, 10/1/22                                      237,751
DKK     64,470     AA-/Aa2        Nykredit, 6.0%, 10/1/32                                        9,280
                                                                                          ------------
                                                                                          $    423,452
                                                                                          ------------
                                  TOTAL BANKS                                             $    423,452
                                                                                          ------------
                                  DIVERSIFIED FINANCIALS - 0.5%
                                  CONSUMER FINANCE - 0.5%
DKK    455,280     AA+/Aa1        RealKredit Danmark, 7.0%, 10/1/32                       $     66,238
                                                                                          ------------
                                  TOTAL DIVERSIFIED FINANCIALS                            $     66,238
                                                                                          ------------
                                  TOTAL ASSET BACKED SECURITIES
                                  (Cost $430,132)                                         $    489,690
                                                                                          ------------
                                  CORPORATE BONDS - 47.8%

                                  ENERGY - 4.6%
                                  OIL & GAS DRILLING - 1.9%
        65,000     B+/B1          Parker Drilling Co., 10.125%, 11/15/09                  $     66,950
   275,000,000     NR/Baa1        Petroleos Mexicanos, 7.375%, 8/13/07                         149,595
        60,000     A-/Baa2        Transocean Sedco Forex, 6.625%, 4/15/11                       66,066
                                                                                          ------------
                                                                                          $    282,611
                                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

     PRINCIPAL     S&P/MOODY'S
        AMOUNT     RATINGS
       USD ($)     (UNAUDITED)                                                                   VALUE
                                  OIL & GAS EXPLORATION & PRODUCTION - 2.4%
       200,000     NR/B2          CIA Petrolifera Marlim, 12.25%, 9/26/08                 $    180,000
        80,000     B/B2           Compton Petroleum Corp., 9.9%, 5/15/09                        83,200
        50,000     B/B2           Nuevo Energy Co., 9.375%, 10/1/10                             51,250
        35,000     B/B2           Nuevo Energy Co., 9.5%, 6/1/08                                36,050
                                                                                          ------------
                                                                                          $    350,500
                                                                                          ------------
                                  OIL & GAS REFINING MARKETING & TRANSPORTATION - 0.3%
        75,000     B/B3           Tesoro Petroleum Corp., 9.625%, 11/1/08                 $     51,000
                                                                                          ------------
                                  TOTAL ENERGY                                            $    684,111
                                                                                          ------------
                                  MATERIALS - 10.2%
                                  COMMODITY CHEMICALS - 1.4%
       100,000     B+/B2          Lyondell Chemical, 10.875%, 5/1/09                      $     85,500
        25,000     BB/Ba3         Lyondell Petrochemical Co., 9.875%, 5/1/07                    24,000
       105,000     BBB-/Ba1       Methanex Corp., 7.75%, 8/15/05                               105,000
                                                                                          ------------
                                                                                          $    214,500
                                                                                          ------------
                                  DIVERSIFIED CHEMICALS - 0.7%
EURO   130,000     B-/Caa1        Huntsman ICI Chemicals LLC, 10.125%, 7/1/09             $    106,343
                                                                                          ------------
                                  DIVERSIFIED METALS & MINING - 2.5%
       115,000     B-/B3          Freeport-McMoran Copper & Gold Inc., 7.5%, 11/15/06     $    106,375
       100,000     BBB/Ba1        Kennametal Inc., 7.2%, 6/15/12                               106,107
       150,000     BBB-/Baa3      Phelps Dodge Corp., 8.75%, 6/1/11                            155,195
                                                                                          ------------
                                                                                          $    367,677
                                                                                          ------------
                                  METAL & GLASS CONTAINERS - 1.4%
        75,000     BB/Ba3         Ball Corp., 6.875%, 12/15/12 (144A)                     $     75,375
       130,000     B+/B2          Greif Brothers Corp., 8.875%, 8/1/12                         137,800
                                                                                          ------------
                                                                                          $    213,175
                                                                                          ------------
                                  PAPER PACKAGING - 1.7%
       100,000     B+/B2          Fibermark Inc., 10.75%, 4/15/11                         $    101,000
        80,000     B+/B2          Graphic Pack, 8.625%, 2/15/12                                 84,200
        10,000     B/B2           Stone Container, 9.75%, 2/1/11                                10,700
        50,000     B/B2           Stone Container, 8.375%, 7/1/12                               51,250
                                                                                          ------------
                                                                                          $    247,150
                                                                                          ------------
                                  PAPER PRODUCTS - 0.1%
        25,000     D/Ca           APP China Group, 14.0%, 3/15/10 (144A)                  $      7,000
                                                                                          ------------
                                  PRECIOUS METALS & MINERALS - 0.5%
        75,000     A-/A2          Codelco Inc., 6.375%, 11/30/12 (144A)                   $     78,612
                                                                                          ------------
                                  SPECIALTY CHEMICALS - 1.9%
       100,000     BBB-/Baa3      Ferro Corp., 7.125%, 4/1/28                             $     84,521
        75,000     BB+/Ba2        Nova Chem Corp., 7.0%, 5/15/06                                72,750
       150,000     BB+/Baa3       Polyone Corp., 8.875%, 5/1/12                                127,500
                                                                                          ------------
                                                                                          $    284,771
                                                                                          ------------
                                  TOTAL MATERIALS                                         $  1,519,228
                                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

     PRINCIPAL     S&P/MOODY'S
        AMOUNT     RATINGS
       USD ($)     (UNAUDITED)                                                                   VALUE
                                  CAPITAL GOODS - 5.0%
                                  BUILDING PRODUCTS - 0.6%
        90,000     B/B2           NCI Building Systems, Inc., 9.25%, 5/1/09               $     91,687
                                                                                          ------------
                                  ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
        50,000     BB-/Ba2        Sanmina Corp., 10.375%, 1/15/10 (144A)                  $     50,500
                                                                                          ------------
                                  INDUSTRIAL MACHINERY - 4.1%
       140,000     B+/B2          Intermet Corp., 9.75%, 6/15/09                          $    126,000
       175,000     BB+/Ba2        JLG Industries, Inc., 8.375%, 6/15/12                        145,250
       125,000     B+/B2          Manitowoc Co., Inc., 10.5%, 8/1/12 (144A)                    129,687
        80,000     B+/B3          NMHG Holding Co., 10.0%, 5/15/09                              80,000
       125,000     BB-/Ba3        SPX Corp., 7.5%, 1/1/13                                      126,719
                                                                                          ------------
                                                                                          $    607,656
                                                                                          ------------
                                  TOTAL CAPITAL GOODS                                     $    749,843
                                                                                          ------------
                                  COMMERCIAL SERVICES & SUPPLIES - 1.0%
                                  DIVERSIFIED COMMERCIAL SERVICES - 0.5%
       105,000     B/B3           Wesco Distribution Inc., 9.125%, 6/1/08                 $     84,000
                                                                                          ------------
                                  ENVIRONMENTAL SERVICES - 0.5%
        75,000     B-/B3          IESI Corp., 10.25%, 6/15/12 (144A)                      $     72,375
                                                                                          ------------
                                  TOTAL COMMERCIAL SERVICES & SUPPLIES                    $    156,375
                                                                                          ------------
                                  TRANSPORTATION - 2.1%
                                  AIR FREIGHT & COURIERS - 0.9%
       130,000     BB-/B1         Petroleum Helicopter, 9.375%, 5/1/09                    $    136,663
                                                                                          ------------
                                  AIRLINES - 0.2%
        40,000     B/B2           Northwest Airlines, Inc., 8.52%, 4/7/04                 $     33,800
                                                                                          ------------
                                  TRANSPORTATION - 1.0%
       150,000     BB-/B1         TFM SA De CV, 11.75%, 6/15/09                           $    147,000
                                                                                          ------------
                                  TOTAL TRANSPORTATION                                    $    317,463
                                                                                          ------------
                                  AUTOMOBILES & COMPONENTS - 0.4%
                                  AUTO PARTS & EQUIPMENT - 0.4%
        75,000     BB+/Ba2        Cummins Inc., 7.125%, 3/1/28                            $     61,500
                                                                                          ------------
                                  TOTAL AUTOMOBILES & COMPONENTS                          $     61,500
                                                                                          ------------
                                  CONSUMER DURABLES & APPAREL - 0.5%
                                  PHOTOGRAPHIC PRODUCTS - 0.5%
       120,000     B-/B3          Xerox Corp., 8.0%, 2/1/27                               $     67,200
                                                                                          ------------
                                  TOTAL CONSUMER DURABLES & APPAREL                       $     67,200
                                                                                          ------------
                                  HOTELS, RESTAURANTS & LEISURE - 2.2%
                                  HOTELS, RESORTS & CRUISE LINES - 2.2%
       100,000     BBB-/Ba1       Hilton Hotels, 7.625%, 12/1/12                          $    100,985
       125,000     B/B2           John Q. Hamons Hotels, 8.875%, 5/15/12                       125,625
       100,000     BBB-/Ba1       Starwood Hotels & Resorts, 7.875%, 5/1/12 (144A)              99,000
                                                                                          ------------
                                                                                          $    325,610
                                                                                          ------------
                                  TOTAL HOTELS, RESTAURANTS & LEISURE                     $    325,610
                                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

     PRINCIPAL     S&P/MOODY'S
        AMOUNT     RATINGS
       USD ($)     (UNAUDITED)                                                                   VALUE
                                  MEDIA - 1.8%
                                  BROADCASTING & CABLE TV - 0.4%
        50,000     BB+/Ba1        British Sky Broadcasting, 8.2%, 7/15/09                 $     54,000
                                                                                          ------------
                                  MOVIES & ENTERTAINMENT - 0.8%
       125,000     B/B2           Premier Parks, Inc., 9.75%, 6/15/07                     $    121,250
                                                                                          ------------
                                  PUBLISHING - 0.6%
        80,000     BBB-/Baa3      News America Holdings, 8.5%, 2/23/25                    $     86,412
                                                                                          ------------
                                  TOTAL MEDIA                                             $    261,662
                                                                                          ------------
                                  RETAILING - 2.7%
                                  APPAREL RETAIL - 0.2%
        30,000     BBB/Baa2       Jones Apparel Group, Inc., 7.875%, 6/15/06              $     33,381
                                                                                          ------------
                                  CATALOG RETAIL - 0.4%
        70,000     B+/B1          Vicap SA, 11.375%, 5/15/07                              $     63,000
                                                                                          ------------
                                  DEPARTMENT STORES - 0.5%
        90,000     BBB-/Ba3       J.C. Penney Co., 7.625%, 3/1/97                         $     66,600
                                                                                          ------------
                                  GENERAL MERCHANDISE STORES - 0.3%
        50,000     B+/B2          Shopko Stores, Inc., 9.25%, 3/15/22                     $     41,625
                                                                                          ------------
                                  HOME IMPROVEMENT RETAIL - 0.3%
        45,000     B+/B2          Scott's Corp., 8.625%, 1/15/09                          $     47,475
                                                                                          ------------
                                  SPECIALTY STORES - 1.0%
       170,000     B+/B2          Grupo Elektra SA, 12.0%, 4/1/08 (144A)                  $    152,150
                                                                                          ------------
                                  TOTAL RETAILING                                         $    404,231
                                                                                          ------------
                                  FOOD & DRUG RETAILING - 0.9%
                                  FOOD DISTRIBUTORS - 0.2%
        30,000     B/B3           Fisher Scientific International Inc., 9.0%, 2/1/08      $     31,275
                                                                                          ------------
                                  FOOD RETAIL - 0.7%
       110,000     B+/Ba1         Dole Food Co., 7.25%, 5/1/09                            $    106,532
                                                                                          ------------
                                  TOTAL FOOD & DRUG RETAILING                             $    137,807
                                                                                          ------------
                                  FOOD, BEVERAGE & TOBACCO - 1.3%
                                  SOFT DRINKS - 1.3%
       210,000     BBB/Baa3       CIA Brasil de Bebidas, 10.5%, 12/15/11                  $    190,050
                                                                                          ------------
                                  TOTAL FOOD, BEVERAGE & TOBACCO                          $    190,050
                                                                                          ------------
                                  HEALTH CARE EQUIPMENT & SUPPLIES - 2.1%
                                  HEALTH CARE DISTRIBUTORS & SERVICES - 0.9%
       125,000     B+/B3          Pacificare Health Systems, 10.75%, 6/1/09               $    133,750
                                                                                          ------------
                                  HEALTH CARE EQUIPMENT - 0.3%
        40,000     BBB/Baa3       Beckman Instruments, Inc., 7.05%, 6/1/26                $     45,201
                                                                                          ------------
                                  HEALTH CARE FACILITIES - 0.9%
        35,000     BBB-/Ba1       Columbia HCA Healthcare Corp., 7.25%, 5/20/08           $     37,478
       100,000     BBB-/Ba1       HCA Inc., 6.3%, 10/1/12                                      100,854
                                                                                          ------------
                                                                                          $    138,332
                                                                                          ------------
                                  TOTAL HEALTH CARE EQUIPMENT & SUPPLIES                  $    317,283
                                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

     PRINCIPAL     S&P/MOODY'S
        AMOUNT     RATINGS
       USD ($)     (UNAUDITED)                                                                          VALUE
                                  BANKS - 0.6%
        70,000     BBB-/Baa2      Capital One Bank, 6.875%, 2/1/06                               $     67,722
        15,000     BBB/A3         Skandinaviska Enskilda Bank, 8.125%, 9/6/49 (144A)                   17,011
                                                                                                 ------------
                                                                                                 $     84,733
                                                                                                 ------------
                                  TOTAL BANKS                                                    $     84,733
                                                                                                 ------------
                                  DIVERSIFIED FINANCIALS - 2.1%
                                  CONSUMER FINANCE - 1.2%
        35,000     BBB/A3         Ford Motor Credit Co., 5.8%, 1/12/09                           $     32,462
        80,000     BBB/Baa3       GATX Financial Corp., 8.875%, 6/1/09                                 75,170
        75,000     BBB/A2         General Motors Acceptance Corp., 8.0%, 11/1/31                       75,408
                                                                                                 ------------
                                                                                                 $    183,040
                                                                                                 ------------
                                  DIVERSIFIED FINANCIAL SERVICES - 0.9%
        90,000     BBB-/Ba1       Health Care Real Estate Investment Trust, Inc., 7.5%, 8/15/07  $     94,993
        40,000     BBB-/Ba1       Health Care Real Estate Investment Trust, Inc., 8.0%, 9/12/12        40,884
                                                                                                 ------------
                                                                                                 $    135,877
                                                                                                 ------------
                                  TOTAL DIVERSIFIED FINANCIALS                                   $    318,917
                                                                                                 ------------
                                  REAL ESTATE - 4.1%
                                  REAL ESTATE INVESTMENT TRUSTS - 4.1%
        90,000     B-/B3          BF Saul Real Estate Investment Trust, 9.75%, 4/1/08            $     89,325
        15,000     BBB-/Baa3      Colonial Realty, L.P., 7.0%, 7/14/07                                 16,372
       155,000     B+/Ba3         Crescent Real Estate, 9.25%, 4/15/09                                161,588
       175,000     BB-/Ba3        Forest City Enterprises, 8.5%, 3/15/08                              175,000
        30,000     BBB/Baa3       Mack-Cali Realty, Corp., 7.25%, 3/15/09                              32,797
       150,000     B+/B1          Meristar Hospital Operations Finance, 10.5%, 6/15/09                136,875
                                                                                                 ------------
                                                                                                 $    611,957
                                                                                                 ------------
                                  TOTAL REAL ESTATE                                              $    611,957
                                                                                                 ------------
                                  SOFTWARE & SERVICES - 0.2%
                                  SYSTEMS SOFTWARE - 0.2%
        25,000     A/A2           Computer Sciences Corp., 7.5%, 8/8/05                          $     27,345
                                                                                                 ------------
                                  TOTAL SOFTWARE & SERVICES                                      $     27,345
                                                                                                 ------------
                                  TECHNOLOGY HARDWARE & DEVELOPMENT - 3.0%
                                  COMPUTER HARDWARE - 0.3%
        35,000     BBB/Baa1       Sun Microsystems Inc., 7.65%, 8/15/09                          $     37,673
                                                                                                 ------------
                                  ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.6%
       110,000     BB-/Ba2        Ingram Micro Inc., 9.875%, 8/15/08                             $    116,050
       120,000     B-/Ba3         Vestel Electronics Finance, 11.5%, 5/14/07 (144A)                   117,600
                                                                                                 ------------
                                                                                                 $    233,650
                                                                                                 ------------
                                  SEMICONDUCTORS - 0.1%
        20,000     B/B2           Fairchild Semiconductor, 10.5%, 2/1/09                         $     21,600
                                                                                                 ------------
                                  TELECOMMUNICATIONS EQUIPMENT - 1.0%
       105,000     BB-/Ba3        L-3 Communication Holdings Corp., 8.5%, 5/15/08                $    108,937
       100,000     B-/Caa1        Lucent Technologies Inc., 5.5%, 11/15/08                             50,000
                                                                                                 ------------
                                                                                                 $    158,937
                                                                                                 ------------
                                  TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT                        $    451,860
                                                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

     PRINCIPAL     S&P/MOODY'S
        AMOUNT     RATINGS
       USD ($)     (UNAUDITED)                                                                                VALUE
                                  TELECOMMUNICATION SERVICES - 1.9%
                                  INTEGRATED TELECOMMUNICATION SERVICES - 0.2%
        25,000     B+/B1          PTC International Finance II, 10.875%, 5/1/08                        $     27,530
                                                                                                       ------------
                                  WIRELESS TELECOMMUNICATION SERVICES - 1.7%
        70,000                    Crown Castle International Corp., 9.0%, 5/15/11                      $     56,000
        75,000     B+/Ba3         Mobile Telesystems Finance, 10.95%, 12/21/04                               78,750
       105,000     B+/B1          PTC International Finance, 11.25%, 12/1/09                                116,726
                                                                                                       ------------
                                                                                                       $    251,476
                                                                                                       ------------
                                  TOTAL TELECOMMUNICATION SERVICES                                     $    279,006
                                                                                                       ------------
                                  UTILITIES - 1.1%
                                  ELECTRIC UTILITIES - 0.9%
        25,000     BBB-/Baa3      Great Lakes Power Inc., 8.3%, 3/1/05                                 $     26,583
       100,000     BBB+/Baa1      Public Services Co. of Colorado, 7.875%, 10/1/12 (144A)                   111,629
                                                                                                       ------------
                                                                                                       $    138,212
                                                                                                       ------------
                                  MULTI-UTILITIES & UNREGULATED POWER - 0.2%
       110,000     B+/B1          Calpine Corp., 8.75%, 10/15/07                                       $     30,641
                                                                                                       ------------
                                  TOTAL UTILITIES                                                      $    168,853
                                                                                                       ------------
                                  TOTAL CORPORATE BONDS
                                  (Cost $7,098,126)                                                    $  7,135,034
                                                                                                       ------------
                                  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 15.0%

                                  GOVERNMENT - 15.0%
        50,000                    Federal Home Loan Mortgage Corp., 6.0%, TBA                          $     51,688
        69,528                    Federal National Mortgage Association, 6.0%, 12/1/31 to 2/1/32             71,976
       300,000                    Federal National Mortgage Association, 6.375%, 8/15/07                    178,009
       124,400                    Federal National Mortgage Association, 6.5%, 7/1/31 to 2/1/32             129,590
        14,499                    Federal National Mortgage Association, 7.0%, 9/1/29                        15,263
         2,641                    Federal National Mortgage Association, 7.5%, 6/1/30                         2,805
       576,366                    Government National Mortgage Association, 6.5%, 3/15/29 to 3/15/32        605,453
        74,574                    Government National Mortgage Association, 7.0%, 12/15/30 to 3/15/31        79,063
        54,654                    Government National Mortgage Association, 7.5%, 5/15/23                    58,352
        25,000                    U.S. Treasury Bond, 6.25%, 5/15/30                                         29,917
       395,000                    U.S. Treasury Bond, 7.875%, 2/15/21                                       541,968
       195,000                    U.S. Treasury Notes, 3.5%, 1/15/11                                        221,230
       215,000                    U.S. Treasury Notes, 5.75%, 8/15/10                                       247,200
                                                                                                       ------------
                                  TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                  (Cost $2,109,193 )                                                   $  2,232,514
                                                                                                       ------------

                                  FOREIGN GOVERNMENT BONDS - 12.6%
       347,000                    Government of Canada, 5.75%, 9/1/06                                  $    234,873
       410,000                    Government of Canada, 6.0%, 6/1/11                                        282,447
EURO   343,000                    Government of France, 3.0%, 7/25/09                                       392,892
     1,870,000                    Government of Sweden I/L, 3.5%, 12/1/15                                   242,702
       850,000                    Government of Sweden, 8.0%, 8/15/07                                       113,264
       100,000                    Republic of Brazil, 11.0%, 1/11/12                                         66,500
       205,000                    Republic of Columbia, 11.375%, 1/31/08                                    217,036
        25,000                    Republic of Trinidad & Tobago, 9.75%, 7/1/20 (144A)                        30,375
       200,000                    Russia Regs., 5.0%, 3/31/30                                               158,000
       250,000                    United Mexican States, 8.25%, 2/24/09                                     143,747
                                                                                                       ------------
                                  TOTAL FOREIGN GOVERNMENT BONDS                                       $  1,881,836
                                  (Cost $1,616,844 )                                                   ------------

   The accompanying notes are an integral part of these financial statements.

     PRINCIPAL     S&P/MOODY'S
        AMOUNT     RATINGS
       USD ($)     (UNAUDITED)                                                                                VALUE
                                  SUPERNATIONAL BONDS - 2.1%
                                  BANKS - 1.3%
       332,000                    Council of Europe, 5.5%, 1/18/12                                     $    189,578
                                                                                                       ------------
                                  TOTAL BANKS                                                          $    189,578
                                                                                                       ------------
                                  INSURANCE - 0.8%
NZD    258,000     AAA/Aaa        International Finance Corp., 6.75%, 7/15/09                          $    139,108
                                                                                                       ------------
                                  TOTAL INSURANCE                                                      $    139,108
                                                                                                       ------------
                                  TOTAL SUPERNATIONAL BONDS
                                  (Cost $289,220)                                                      $    328,686
                                                                                                       ------------
                                  RIGHTS/WARRANTS - 0.0%
                                  PAPER PRODUCTS - 0.0%
            25                    Asia Pulp & Paper, 3/15/05 (144A)*                                   $         --
                                                                                                       ------------
                                  TOTAL RIGHTS/WARRANTS
                                  (Cost $0)                                                            $         --
                                                                                                       ------------
                                  TOTAL INVESTMENT IN SECURITIES
                                  (Cost $14,150,894)                                                   $ 14,572,906
                                                                                                       ------------
                                  TEMPORARY CASH INVESTMENT - 2.4%
                                  SECURITY LENDING COLLATERAL - 2.4%
       354,730                    Securities Lending Investment Fund, 1.33%                            $    354,730
                                                                                                       ------------
                                  TOTAL TEMPORARY CASH INVESTMENT
                                  (Cost $354,730)                                                      $    354,730
                                                                                                       ------------
                                  TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH INVESTMENT - 100%  $ 14,927,636
                                  (Cost $14,505,624)                                                   ------------

*     Non-income producing security.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2002, the value of these securities amounted to $941,314 or 6.4% of total net assets.

TBA: (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate (generally plus or minus 2.5%) principal amount and no definite maturity date period. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

Note: The Porfolio's investments in mortgage-backed securites of the Government
      Mortgage Association and the Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in the issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.

DKK   Danish Kroner.
EURO  Euro.
NZD   New Zealand Dollar.

   The accompanying notes are an integral part of these financial statements.

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

   PRINCIPAL
      AMOUNT                                                 VALUE
              U.S. GOVERNMENT
              AND AGENCY OBLIGATIONS - 93.5%
 $   550,000  Federal Farm Credit Bank,
              6.5%, 9/29/06                            $   624,657
     100,000  Federal Farm Credit Bank,
              5.88%, 9/8/08                                112,771
     200,000  Federal Farm Credit Bank,
              Medium Term Note, 6.38%, 11/27/06            226,788
     400,000  Federal Home Loan Bank,
              4.53%, 10/30/06                              426,408
     350,000  Federal Home Loan Bank,
              4.45%, 11/27/06                              372,040
     250,000  Federal Home Loan Bank,
              4.75%, 7/24/07                               254,727
     850,000  Federal Home Loan Bank,
              5.875%, 11/15/07                             957,473
     450,000  Federal Home Loan Bank,
              5.75%, 5/15/08                               504,857
     300,000  Federal Home Loan Bank,
              5.89%, 6/30/08                               339,252
   2,844,636  Federal Home Loan Mortgage Corp.,
              6.0%, 5/25/12 to 12/01/32                  2,946,869
   4,917,957  Federal Home Loan Mortgage Corp.,
              6.5%, 1/1/29 to 07/01/32                   5,125,321
     140,000  Federal Home Loan Mortgage Corp.,
              6.7%,1/5/07                                  161,565
     923,628  Federal Home Loan Mortgage Corp.,
              7.0%, 9/1/27 to 4/1/32                       971,120
     280,523  Federal Home Loan Mortgage Corp.,
              7.5%, 8/1/31                                 298,322
     500,000  Federal Home Loan Mortgage Corp.,
              6.0%, 30 Yr. TBA                             516,875
   2,880,553  Federal National Mortgage Association,
              6.0%, 12/1/31 to 11/1/32                   2,981,846
   6,286,004  Federal National Mortgage Association,
              6.5%, 7/1/21 to 10/1/32                    6,550,772
     500,000  Federal National Mortgage Association,
              6.5%, 30 Yr. TBA                             519,995
   1,718,800  Federal National Mortgage Association,
              7.0%, 9/1/18 to 1/1/32                     1,812,280
     139,360  Federal National Mortgage Association,
              7.5%, 2/1/31                                 148,008
     500,000  Federal National Mortgage Association,
              REMIC Series 1998-47DA,
              6.5%, 5/18/26                                510,556
     817,015  Federal National Mortgage Association,
              REMIC Series 1994 -28N,
              6.5%, 10/25/23                               822,253
     350,000  Government National Mortgage
              Association,
              6.0%, 30 Yr. TBA                             364,959
 $ 1,994,849  Government National Mortgage
              Association,
              6.0%, 9/15/32 to 11/1/32                 $ 2,079,648
   9,789,590  Government National Mortgage
              Association,
              6.5%, 4/15/17 to 8/15/32                  10,291,191
   3,788,153  Government National Mortgage
              Association,
              7.0%, 12/15/25 to 2/15/32                  4,018,208
     587,983  Government National Mortgage
              Association,
              7.5%, 10/15/22 to 1/15/32                    627,894
   1,674,927  Government National Mortgage
              Association I,
              6.5%, 5/15/29 to 5/15/32                   1,759,464
     763,060  Government National Mortgage
              Association I,
              7.0%, 11/15/30 to 12/15/30                   809,201
     182,999  Government National Mortgage
              Association I,
              7.5%, 1/15/31                                195,211
     696,623  Government National Mortgage
              Association II,
              6.5%, 8/20/28 to 9/20/31                     727,381
     499,063  Government National Mortgage
              Association II,
              7.0%, 2/20/29                                526,217
      41,486  Government National Mortgage
              Association II,
              7.5%, 8/20/27                                 44,305
      11,260  Government National Mortgage
              Association II, 8.0%, 8/20/25                 12,226
     435,000  Government National Mortgage
              Association, REMIC Series 1997-8PM,
              7.0%, 4/16/26                                444,870
     950,000  Tennesse Valley Authority,
              6.375%, 6/15/05                            1,044,771
      12,000  Tennesse Valley Authority,
              6.75%, 6/1/28                                318,600
   3,000,000  U.S. Treasury Bonds,
              7.25%, 5/15/16                             3,841,407
   1,750,000  U.S. Treasury Bonds, 6.25%,
              8/15/23                                    2,055,977
     250,000  U.S. Treasury Notes, 5.625%,
              5/15/08                                      283,633
   6,000,000  U.S. Treasury Notes,
              6.5%, 2/15/10                              7,171,872
     600,000  U.S. Treasury Notes,
              3.5%, 1/15/11                                680,709
   1,175,000  U.S. Treasury Notes,
              6.375%, 8/15/27                            1,412,295
                                                       -----------

   The accompanying notes are an integral part of these financial statements.

   PRINCIPAL
      AMOUNT                                                    VALUE
              TOTAL U.S. GOVERNMENT AND
              AGENCY OBLIGATIONS
              (Cost $63,491,176)                         $    65,894,794
                                                         ---------------
              COLLATERALIZED MORTGAGE
              OBLIGATIONS - 1.6%

              GOVERNMENT - 1.6%
  $  300,000  Freddie Mac, 5.25%,
              11/5/12                                    $       309,188
     500,000  Freddie Mac, 6.0%,
              4/15/25                                            513,818
     286,000  Fannie Mae, 5.0%,
              8/25/22                                            290,620
                                                         ---------------
              TOTAL COLLATERALIZED MORTGAGE
              OBLIGATIONS
              (Cost $1,078,880)                          $    1,113,626
                                                         ---------------
              TOTAL INVESTMENTS IN SECURITIES
              (Cost $64,570,056)                         $   67,008,420
                                                         ---------------
              TEMPORARY CASH INVESTMENT - 4.9%

              REPURCHASE AGREEMENT - 4.9%
   3,500,000  Credit Suisse First Boston Group, Inc.,
              1.05% dated 12/31/02, repuchase
              price of $3,500,000 plus accrued
              interest on 1/2/03,
              collateralized by $3,598,000
              U.S. Treasury Bond, 10.75%, 5/15/03        $     3,500,000
                                                         ---------------
              TOTAL TEMPORARY CASH INVESTMENT
              (Costs $3,500,000)                         $     3,500,000
                                                         ---------------
              TOTAL INVESTMENTS IN SECURITIES
              AND TEMPORARY
              CASH INVESTMENT - 100.0%
              (Cost $68,070,056)                         $    70,508,420
                                                         ===============

Note: The Portfolio's investments in mortgage-backed securities of the Government National Mortgage Association and the Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in the issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.

TBA: (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate (generally plus or minus 2.5%) principal amount and no definite maturity date period. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

   The accompanying notes are an integral part of these financial statements.

PIONEER MONEY MARKET VCT PORTFOLIO              PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

   PRINCIPAL
      AMOUNT                                                    VALUE
              CORPORATE BONDS - 49.3%

              ENERGY - 1.7%
  $  970,000  Exxon Cap Corp., 6.15%, 03/11/03           $    976,476
                                                         ------------
              TOTAL ENERGY                               $    976,476
                                                         ------------
              MATERIALS - 0.3%
              COMMODITY CHEMICALS - 0.3%
     200,000  E.I. Dupont Nemour, 6.0%, 3/6/03           $    201,248
                                                         ------------
              TOTAL MATERIALS                            $    201,248
                                                         ------------
              CAPITAL GOODS - 1.4%
              ELECTRICAL COMPONENTS & EQUIPMENT - 1.4%
     800,000  General Electric Capital Corp.,
              1.34%, 07/28/03                            $    800,136
                                                         ------------
              TOTAL CAPITAL GOODS                        $    800,136
                                                         ------------
              RETAILING - 5.3%
              GENERAL MERCHANDISE STORES - 5.3%
   3,075,000  Wal-Mart Stores Inc.,
              4.625%, 4/15/03                            $  3,098,312
                                                         ------------
              TOTAL RETAILING                            $  3,098,312
                                                         ------------
              FOOD, BEVERAGE & TOBACCO - 0.8%
              SOFT DRINKS - 0.8%
     500,000  Pepsico, 5.75%, 1/2/03                     $    500,051
                                                         ------------
              TOTAL FOOD, BEVERAGE & TOBACCO             $    500,051
                                                         ------------
              HOUSEHOLD & PERSONAL PRODUCTS - 2.2%
              HOUSEHOLD PRODUCTS - 2.2%
     735,000  Procter & Gamble, 8.0%, 11/15/03           $    775,880
     500,000  Procter & Gamble, 5.25%, 9/15/03                513,228
                                                         ------------
                                                         $  1,289,108
                                                         ------------
              TOTAL HOUSEHOLD &
              PERSONAL PRODUCTS                          $  1,289,108
                                                         ------------
              BANKS - 23.5%
   1,000,000  Abbey National Treasury,
              7.375%, 4/14/02                            $  1,015,259
     500,000  American Express Credit,
              1.37%, 4/25/03                                  500,000
   2,000,000  Bank Of America, 7.0%, 5/15/03                2,039,256
     400,000  Bank Of America, 1.62%, 8/18/03                 400,002
   1,000,000  Bank One Corp., 1.64%, 6/16/03                1,001,291
   2,000,000  Bank One Corp., 1.4%, 3/31/03                 2,000,182
     500,000  Bayerische Hypo-Vereinsbank,
              4.625%, 3/5/03                                  503,353
   1,500,000  Citibank, 5.875%, 1/15/03                     1,502,377
   2,000,000  First Union, 1.58%, 2/27/03                   2,000,776
     400,000  Wells Fargo Financial,
              7.0%, 1/15/03                                   400,669
   2,218,000  Wells Fargo Financial,
              5.75%, 2/1/03                                 2,225,096
  $  250,000  Wells Fargo Financial,
              7.25%, 7/14/03                             $    257,739
                                                         ------------
                                                         $ 13,846,000
                                                         ------------
              TOTAL BANKS                                $ 13,846,000
                                                         ------------
              DIVERSIFIED FINANCIALS - 7.3%
              DIVERSIFIED FINANCIAL SERVICES - 7.3%
     500,000  Abbey National Treasury Services,
              7.0%, 11/31/03                             $    501,969
     400,000  American General Finance Corp.,
              6.2%, 3/15/03                                   402,966
   2,000,000  General Electric Capital Corp.,
              6.94%, 1/27/03                                2,007,407
     400,000  Salomon, Inc., 7.5%, 2/1/03                     401,784
     950,000  Salomon, Inc., 6.75%, 2/15/03                   955,481
                                                         ------------
                                                         $  4,269,607
                                                         ------------
              TOTAL DIVERSIFIED FINANCIALS               $  4,269,607
                                                         ------------
              INSURANCE - 5.8%
              INSURANCE - 4.1%
   2,400,000  American General Finance Corp.,
              7.35%, 1/14/03                             $  2,404,255
                                                         ------------
              INSURANCE BROKERS - 1.7%
   1,000,000  Paine Webber Group Inc.,
              7.875%, 2/15/03                            $  1,007,535
                                                         ------------
              TOTAL INSURANCE                            $  3,411,790
                                                         ------------
              UTILITIES - 1.0%
              ELECTRIC UTILITIES - 1.0%
     600,000  Duke Energy Corp.,
              6.625%, 2/1/03                             $    602,123
                                                         ------------
              TOTAL UTILITIES                            $    602,123
                                                         ------------
              TOTAL CORPORATE BONDS
              (Cost $28,994,851)                         $ 28,994,851
                                                         ------------
              U.S. GOVERNMENT AGENCY
              OBLIGATIONS - 20.5%

              MISCELLANEOUS - 4.2%
   2,500,000  Student Loan Marketing Association,
              1.261%, 2/20/03                            $  2,500,000
                                                         ------------
              TOTAL MISCELLANEOUS                        $  2,500,000
                                                         ------------
              GOVERNMENT - 16.3%
     300,000  Federal Home Loan Bank,
              6.0%, 2/18/03                                   301,385
     100,000  Federal Home Loan Bank,
              5.125%, 1/13/03                                 100,103
   1,700,000  Federal Home Loan Bank,
              4.50%, 4/25/03                                1,714,553
   1,000,000  Federal Home Loan Mortgage Corp.,
              1.85%, 11/10/03                               1,000,000
   1,500,000  Federal Home Loan Mortgage Corp.,
              5.75%, 7/15/03                                1,535,198

   The accompanying notes are an integral part of these financial statements.

   PRINCIPAL
      AMOUNT                                                    VALUE
 $ 1,000,000  Federal Home Loan Mortgage Corp.,
              1.75%, 11/10/03                             $    999,246
   1,000,000  Federal Farm Credit Bank,
              1.6%, 1/16/04                                  1,000,000
     300,000  Freddie Mac
              6.22%, 3/24/03                                   303,283
     300,000  Freddie Mac
              6.55%, 8/15/03                                   309,400
   1,330,000  Federal National Mortgage Association,
              5.0%, 2/14/03                                  1,334,929
   1,000,000  Student Loan Mortgage Association,
              1.249%, 3/20/03                                  999,576
                                                          ------------
              TOTAL GOVERNMENT                            $  9,597,673
                                                          ------------
              TOTAL U.S. GOVERNMENT
              AGENCY OBLIGATIONS                          $  9,597,673
                                                          ------------
              (Cost $12,097,673)                          $ 12,097,673
                                                          ------------
              TEMPORARY CASH INVESTMENTS - 30.2%

              COMMERCIAL PAPER - 25.4%
   1,500,000  American Express Co.,
              1.29%, 1/29/03                              $  1,498,495
   2,000,000  Federal National Mortgage Association,
              1.27%, 1/3/03                                  1,999,859
   2,000,000  Gannett Co., 1.29%, 1/08/03                    1,999,498
   2,000,000  Golden Peanut, 1.3%, 2/28/03                   1,995,779
   2,000,000  Minnesota Mining, 1.28%, 1/22/03               1,998,508
   1,000,000  Natinal Rural Utilities,
              1.23%, 1/21/03                                   999,138
   1,000,000  Natinal Rural Utilities,
              1.35%, 1/24/03                                   999,250
   1,000,000  Paccar Financial, 1.73%, 1/23/03                 998,944
   1,000,000  Schering Corp., 1.28%, 1/6/03                    999,816
   1,500,000  Schering Corp., 1.3%, 1/10/03                  1,499,513
                                                          ------------
                                                          $ 14,988,798
                                                          ------------
              REPURCHASE AGREEMENT 4.8%
 $ 2,800,000  Greenwich, 1.05% dated 12/31/02,
              repurchase price of $2,800,000 plus
              accrued interest on 1/2/03,
              collateralized by $2,850,000 U. S.
              Treasury Bond, 1.75%, 12/31/04              $  2,800,000
                                                          ------------
              TOTAL TEMPORARY CASH
              INVESTMENTS                                 $ 17,788,800
                                                          ------------
              (Cost $17,788,800)                          $ 17,788,800
                                                          ------------
              TOTAL INVESTMENT IN SECURITIES
              AND TEMPORARY CASH
              INVESTMENTS - 100%
              (Cost $58,881,324)                          $ 58,881,324
                                                          ============

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                YEAR ENDED   YEAR ENDED     YEAR ENDED    YEAR ENDED  10/30/98 TO
CLASS I                                                          12/31/02     12/31/01       12/31/00      12/31/99    12/31/98
Net asset value, beginning of period                            $   11.23     $   12.10     $   18.75     $   10.49   $   10.00
                                                                ---------     ---------     ---------     ---------   ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $    0.06     $    0.15     $   (0.12)    $   (0.03)  $    0.00(b)
   Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                   (0.19)        (1.02)        (6.20)         8.29        0.49
                                                                ---------     ---------     ---------     ---------   ---------
    Net increase (decrease) from investment operations          $   (0.13)    $   (0.87)    $   (6.32)         8.26        0.49
Distributions to shareowners:
   Net investment income                                            (0.07)           --            --            --          --
   Net realized gain                                                   --            --         (0.33)           --          --
                                                                ---------     ---------     ---------     ---------   ---------
Net increase (decrease) in net asset value                      $   (0.20)    $   (0.87)    $   (6.65)    $    8.26   $    0.49
                                                                ---------     ---------     ---------     ---------   ---------
Net asset value, end of period                                  $   11.03     $   11.23     $   12.10     $   18.75   $   10.49
                                                                =========     =========     =========     =========   =========
Total return*                                                       (1.20)%       (7.19)%      (34.20)%       78.74%       4.90%
Ratio of net expenses to average net assets+                         1.75%         1.66%         1.79%         1.88%       1.75%**
Ratio of net investment income (loss) to average net assets+         0.63%         1.30%        (0.59)%       (0.74)%     (0.01)%**
Portfolio turnover rate                                               124%          175%          156%          144%         60%**
Net assets, end of period (in thousands)                        $   5,886     $   6,896     $   9,446     $   9,679   $     133
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                      2.88%         3.83%         2.45%         6.56%     104.83%**
   Net investment income (loss)                                     (0.50)%       (0.87)%       (1.25)%       (5.42)%   (103.09)%**
Ratios with waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                      1.75%         1.66%         1.75%         1.75%       1.75%**
   Net investment income (loss)                                      0.63%         1.30%        (0.55)%       (0.61)%     (0.01)%**

(b) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE VCT PORTFOLIO                    PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED  10/30/98 TO
CLASS I                                                         12/31/02      12/31/01       12/31/00      12/31/99    12/31/98
Net asset value, beginning of period                            $    8.42     $   11.07     $   13.61     $   10.60   $   10.00
                                                                ---------     ---------     ---------     ---------   ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $    0.05     $    0.01     $   (0.06)    $    0.05   $      --
   Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                   (1.65)        (2.51)        (2.45)         2.97        0.60
                                                                ---------     ---------     ---------     ---------   ---------
    Net increase (decrease) from investment operations          $   (1.60)    $   (2.50)    $   (2.51)    $    3.02   $    0.60
Distributions to shareowners:
   Net income                                                          --         (0.15)        (0.02)           --          --
   Net realized gain                                                   --            --         (0.01)        (0.01)         --
                                                                ---------     ---------     ---------     ---------   ---------
Net increase (decrease) in net asset value                      $   (1.60)    $   (2.65)    $   (2.54)    $    3.01   $    0.60
                                                                ---------     ---------     ---------     ---------   ---------
Net asset value, end of period                                  $    6.82     $    8.42     $   11.07     $   13.61   $   10.60
                                                                =========     =========     =========     =========   =========
Total return*                                                      (19.00)%      (22.66)%      (18.46)%       28.47%       6.00%
Ratio of net expenses to average net assets+                         1.50%         1.50%         1.48%         1.53%       1.50%**
Ratio of net investment income (loss) to average net assets+         0.68%         0.25%        (0.28)%        0.56%       0.00%**
Portfolio turnover rate                                                94%           73%           92%           60%          6%**
Net assets, end of period (in thousands)                        $   8,696     $  12,417     $  18,474     $  12,735   $   1,620
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                      2.21%         1.99%         1.55%         2.58%      16.56%**
   Net investment income (loss)                                      0.03%        (0.24)%       (0.35)%       (0.49)%    (15.06)%**
Ratios with waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                      1.50%         1.50%         1.48          1.50%       1.50%**
   Net investment income (loss)                                      0.68%         0.25%        (0.28)%        0.60%       0.00%**

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO       PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED  YEAR ENDED
CLASS I                                                         12/31/02      12/31/01       12/31/00      12/31/99    12/31/98
Net asset value, beginning of period                            $    9.00     $   11.83     $   15.38     $   10.79   $   12.23
                                                                ---------     ---------     ---------     ---------   ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $    0.03     $    0.02     $    0.01     $    0.07   $    0.09
   Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                   (1.23)        (2.83)        (3.45)         4.67       (0.45)
                                                                ---------     ---------     ---------     ---------   ---------
    Net increase (decrease) from investment operations          $   (1.20)    $   (2.81)    $   (3.44)    $    4.74   $   (0.36)
Distributions to shareowners:
   Net investment income                                            (0.01)        (0.02)        (0.11)        (0.15)      (0.19)
   Net realized gain                                                   --            --            --            --       (0.89)
                                                                ---------     ---------     ---------     ---------   ---------
Net increase (decrease) in net asset value                      $   (1.21)    $   (2.83)    $   (3.55)    $    4.59   $   (1.44)
                                                                ---------     ---------     ---------     ---------   ---------
Net asset value, end of period                                  $    7.79     $    9.00     $   11.83     $   15.38   $   10.79
                                                                =========     =========     =========     =========   =========
Total return*                                                      (13.31)%      (23.74)%      (22.50)%       44.38%      (3.32)%
Ratio of net expenses to average net assets+                         1.46%         1.38%         1.25%         1.22%       1.44%
Ratio of net investment income (loss) to average net assets+         0.62%         0.21%         0.10%         0.01%       1.00%
Portfolio turnover rate                                                31%           39%           55%           90%        113%
Net assets, end of year (in thousands)                          $  21,271     $  32,083     $  48,380     $  69,192   $  51,525
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                      1.46%         1.38%         1.25%         1.22%       1.47%
   Net investment income (loss)                                      0.62%         0.21%         0.10%         0.01%       0.97%
Ratios with waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                      1.46%         1.38%         1.25%         1.22%       1.43%
   Net investment income (loss)                                      0.62%         0.21%         0.10%         0.01%       1.01%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO      PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                                              YEAR         5/1/00
                                                                             YEAR ENDED       ENDED          TO
CLASS I                                                                       12/31/02       12/31/01     12/31/00
Net asset value, beginning of period                                          $    5.11     $    7.48     $   10.00
                                                                              ---------     ---------     ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                                               $   (0.07)    $   (0.06)    $   (0.04)
   Net realized and unrealized gain (loss) on investments                         (2.70)        (2.31)        (2.48)
                                                                              ---------     ---------     ---------
    Net increase (decrease) from investment operations                        $   (2.77)    $   (2.37)    $   (2.52)
                                                                              ---------     ---------     ---------
Net increase (decrease) in net asset value                                    $   (2.77)    $   (2.37)    $   (2.52)
                                                                              ---------     ---------     ---------
Net asset value, end of period                                                $    2.34     $    5.11     $    7.48
                                                                              =========     =========     =========
Total return*                                                                    (54.21)%      (31.68)%      (25.20)%
Ratio of net expenses to average net assets                                        1.25%         1.25%         1.25%**
Ratio of net investment income (loss) to average net assets                       (1.18)%       (1.04)%       (0.84)%**
Portfolio turnover rate                                                              34%           59%          932%**
Net assets, end of period (in thousands)                                      $   1,500     $   5,984     $   7,845
Ratios with no waiver of management fees and assumption of expenses by PIM:
   Net expenses                                                                    3.41%         2.11%         2.11%**
   Net investment income (loss)                                                   (3.33)%       (1.90)%       (1.70)%**

PIONEER SMALL CAP VALUE VCT PORTFOLIO(a)        PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                                                               11/8/01
                                                                                             YEAR ENDED          TO
CLASS I                                                                                       12/31/02        12/31/01
Net asset value, beginning of period                                                          $   10.87       $   10.00
                                                                                              ---------       ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                                                               $   (0.01)      $    0.01
   Net realized and unrealized gain (loss) on investments and foreign currency transactions       (1.64)           0.86
                                                                                              ---------       ---------
    Net increase (decrease) from investment operations                                        $   (1.64)      $    0.87
Distribution to shareowners:
   Net investment income                                                                          (0.00)(b)           -
   Net realized gain                                                                              (0.00)(b)           -
                                                                                              ---------       ---------
Net increase (decrease) in net asset value                                                    $   (1.64)      $    0.87
                                                                                              ---------       ---------
Net asset value, end of period                                                                $    9.23       $   10.87
                                                                                              =========       =========
Total return*                                                                                    (15.08)%          8.70%
Ratio of net expenses to average net assets                                                        1.25%           1.21%**
Ratio of net investment income (loss) to average net assets                                       (0.05)%          0.86%**
Portfolio turnover rate                                                                              50%              0%**
Net assets, end of period (in thousands)                                                      $   6,603       $     504
Ratios with no waiver of management fees and assumption of expenses by PIM:
   Net expenses                                                                                    2.76%          77.48%**
   Net investment income (loss)                                                                   (1.56)%        (75.41)%**

(a) Shares of Pioneer Small Cap Value VCT Portfolio were first publicly offered on November 8, 2001.
(b) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY VCT PORTFOLIO(a)          PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                                                   1/19/01
                                                                                   YEAR ENDED         TO
CLASS I                                                                             12/31/02       12/31/01
Net asset value, beginning of period                                               $   10.97       $   10.00
                                                                                   ---------       ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                                                    $   (0.00)(b)   $    0.02
   Net realized and unrealized gain (loss) on investments and
     foreign currency transactions                                                     (1.84)           0.95
                                                                                   ---------       ---------
    Net increase (decrease) from investment operations                             $   (1.84)      $    0.97
Distributions to shareowners:
   Net investment income                                                               (0.00)(b)           -
                                                                                   ---------       ---------
Net increase (decrease) in net asset value                                         $   (1.84)      $    0.97
                                                                                   ---------       ---------
Net asset value, end of period                                                     $    9.13       $   10.97
                                                                                   =========       =========
Total return*                                                                         (16.75)%          9.70%
Ratio of net expenses to average net assets+                                            1.25%           1.24%**
Ratio of net investment income (loss) to average net assets+                            0.07%           0.30%**
Portfolio turnover rate                                                                   53%             72%**
Net assets, end of period (in thousands)                                           $   3,441       $   2,375
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                         2.68%           7.49%**
   Net investment income (loss)                                                        (1.36)%         (5.95)%**

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED  YEAR ENDED
CLASS I                                                         12/31/02      12/31/01       12/31/00      12/31/99    12/31/98
Net asset value, beginning of period                            $   17.35     $   17.79     $   16.26     $   14.49   $   16.15
                                                                ---------     ---------     ---------     ---------   ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $    0.07     $    0.07     $    0.13     $    0.13   $    0.12
   Net realized and unrealized gain (loss) on investments           (1.97)         1.06          2.62          1.77       (0.65)
                                                                ---------     ---------     ---------     ---------   ---------
    Net increase (decrease) from investment operations          $   (1.90)    $    1.13     $    2.75     $    1.90   $   (0.53)
Distributions to shareowners:
   Net investment income                                            (0.05)        (0.10)        (0.13)        (0.13)      (0.10)
   Net realized gain                                                (0.46)        (1.47)        (1.09)           --       (1.03)
                                                                ---------     ---------     ---------     ---------   ---------
Net increase (decrease) in net asset value                      $   (2.41)    $   (0.44)    $    1.53     $    1.77   $   (1.66)
                                                                ---------     ---------     ---------     ---------   ---------
Net asset value, end of period                                  $   14.94     $   17.35     $   17.79     $   16.26   $   14.49
                                                                =========     =========     =========     =========   =========
Total return*                                                      (11.21)%        6.49%        18.00%        13.13%      (4.02)%
Ratio of net expenses to average net assets+                         0.80%         0.79%         0.77%         0.76%       0.74%
Ratio of net investment income (loss) to average net assets+         0.46%         0.45%         0.63%         0.77%       0.90%
Portfolio turnover rate                                                68%           95%           85%           91%         81%
Net assets, end of period (in thousands)                        $ 120,687     $ 128,340     $ 111,466     $ 120,526   $ 113,359
Ratio with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                      0.80%         0.79%         0.77%         0.76%       0.74%
   Net investment income (loss)                                      0.46%         0.45%         0.63%         0.77%       0.90%
Ratio with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                      0.80%         0.79%         0.77%         0.76%       0.74%
   Net investment income (loss)                                      0.46%         0.45%         0.63%         0.77%       0.90%

(a) Shares of Pioneer Small Company VCT Portfolio were first publicly offered on January 19, 2001.
(b) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED  YEAR ENDED
CLASS I                                                         12/31/02      12/31/01       12/31/00      12/31/99    12/31/98
Net asset value, beginning of period                            $   14.95     $   18.39     $   21.92     $   20.34   $   15.34
                                                                ---------     ---------     ---------     ---------   ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $    0.00(a)  $    0.01     $   (0.03)    $   (0.02)  $    0.00(a)
   Net realized and unrealized gain (loss) on investments           (5.19)        (3.45)        (1.91)         1.64        5.00
                                                                ---------     ---------     ---------     ---------   ---------
    Net increase (decrease) from investment operations          $   (5.19)    $   (3.44)    $   (1.94)    $    1.62   $    5.00
Distributions to shareowners:
   Net investment income                                            (0.01)           --            --         (0.01)       0.00(a)
   Net realized gain                                                   --            --         (1.59)        (0.03)         --
                                                                ---------     ---------     ---------     ---------   ---------
Net increase (decrease) in net asset value                      $   (5.20)    $   (3.44)    $   (3.53)    $    1.58   $    5.00
                                                                ---------     ---------     ---------     ---------   ---------
Net asset value, end of period                                  $    9.75     $   14.95     $   18.39     $   21.92   $   20.34
                                                                =========     =========     =========     =========   =========
Total return*                                                      (34.71)%      (18.71)%       (7.88)%        7.93%      32.60%
Ratio of net expenses to average net assets+                         0.97%         0.85%         0.73%         0.76%       0.88%
Ratio of net investment income (loss) to average net assets+         0.01%         0.07%        (0.11)%       (0.08)%      0.08%
Portfolio turnover rate                                                86%          111%           95%           47%         28%
Net assets, end of period (in thousands)                        $  34,746     $  72,456     $ 105,855     $ 162,730   $  85,670
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                      0.97%         0.85%         0.73%         0.76%       0.92%
   Net investment income (loss)                                      0.01%         0.07%        (0.11)%       (0.08)%     (0.04)%
Ratios with waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                      0.97%         0.85%         0.73%         0.76%       0.88%
   Net investment income (loss)                                      0.01%         0.07%        (0.11)%       (0.08)%     (0.08)%

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED  YEAR ENDED
CLASS I                                                         12/31/02      12/31/01       12/31/00      12/31/99    12/31/98
Net asset value, beginning of period                            $   14.77     $   14.42     $   11.73     $   13.07   $   16.90
                                                                ---------     ---------     ---------     ---------   ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $    0.62     $    0.68     $    0.71     $    0.66   $    0.60
   Net realized and unrealized gain (loss) on investments           (0.23)         0.40          2.67         (1.20)      (3.72)
                                                                ---------     ---------     ---------     ---------   ---------
    Net increase (decrease) from investment operations          $    0.39     $    1.08     $    3.38     $   (0.54)  $   (3.12)
Distributions to shareowners:
   Net investment income                                            (0.69)        (0.56)        (0.59)        (0.60)      (0.56)
   Net realized gain                                                   --            --            --         (0.12)      (0.15)
   Tax return of capital                                               --         (0.17)        (0.10)        (0.08)         --
                                                                ---------     ---------     ---------     ---------   ---------
Net increase (decrease) in net asset value                      $   (0.30)    $    0.35     $    2.69     $   (1.34)  $   (3.83)
                                                                ---------     ---------     ---------     ---------   ---------
Net asset value, end of year                                    $   14.47     $   14.77     $   14.42     $   11.73   $   13.07
                                                                =========     =========     =========     =========   =========
Total return*                                                        2.53%         7.80%        29.51%        (4.17)%    (18.74)%
Ratio of net expenses to average net assets+                         1.07%         1.16%         1.10%         1.15%       1.19%
Ratio of net investment income (loss) to average net assets+         4.15%         4.71%         5.02%         5.07%       4.06%
Portfolio turnover rate                                                29%           34%           31%           54%         18%
Net assets, end of year (in thousands)                          $  29,873     $  33,026     $  32,982     $  28,318   $  35,579
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                      1.07%         1.16%         1.10%         1.30%       1.20%
   Net investment income (loss)                                      4.15%         4.71%         5.02%         4.92%       4.05%
Ratios with waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                      1.07%         1.16%         1.10%         1.14%       1.19%
   Net investment income (loss)                                      4.15%         4.71%         5.02%         5.08%       4.06%

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED  YEAR ENDED
CLASS I                                                         12/31/02      12/31/01       12/31/00      12/31/99    12/31/98
Net asset value, beginning of period                            $   19.08     $   22.67     $   22.70     $   19.76   $   15.80
                                                                ---------     ---------     ---------     ---------   ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $    0.19     $    0.17     $    0.18     $    0.16   $    0.15
   Net realized and unrealized gain (loss) on investments           (3.81)        (2.57)         0.10          2.97        3.96
                                                                ---------     ---------     ---------     ---------   ---------
    Net increase (decrease) from investment operations          $   (3.62)    $   (2.40)    $    0.28     $    3.13   $    4.11
Distributions to shareowners:
   Net investment income                                            (0.18)        (0.17)        (0.18)        (0.17)      (0.15)
   Net realized gain                                                   --         (1.02)        (0.13)        (0.02)         --
                                                                ---------     ---------     ---------     ---------   ---------
Net increase (decrease) in net asset value                      $   (3.80)    $   (3.59)    $   (0.03)    $    2.94   $    3.96
                                                                ---------     ---------     ---------     ---------   ---------
Net asset value, end of period                                  $   15.28     $   19.08     $   22.67     $   22.70   $   19.76
                                                                =========     =========     =========     =========   =========
Total return*                                                      (19.03)%      (10.85)%        1.22%        15.91%      26.12%
Ratio of net expenses to average net assets+                         0.80%         0.74%         0.69%         0.70%       0.86%
Ratio of net investment income (loss) to average net assets+         1.09%         0.83%         0.78%         0.82%       0.97%
Portfolio turnover rate                                                11%          7.0%           37%            8%          4%
Net assets, end of period (in thousands)                        $ 141,892     $ 199,160     $ 222,107     $ 204,927   $  89,860
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                      0.80%         0.74%         0.69%         0.70%       0.87%
   Net investment income (loss)                                      1.09%         0.83%         0.78%         0.82%       0.96%
Ratios with waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                      0.80%         0.74%         0.69%         0.70%       0.86%
   Net investment income (loss)                                      1.09%         0.83%         0.78%         0.82%       0.97%

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED  YEAR ENDED
CLASS I                                                         12/31/02      12/31/01       12/31/00      12/31/99    12/31/98
Net asset value, beginning of period                            $   18.40     $   21.28     $   20.72     $   21.44   $   18.14
                                                                ---------     ---------     ---------     ---------   ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $    0.42     $    0.40     $    0.51     $    0.42   $    0.39
   Net realized and unrealized gain (loss) on investments           (3.30)        (1.86)         2.28         (0.15)       3.52
                                                                ---------     ---------     ---------     ---------   ---------
    Net increase (decrease) from investment operations          $   (2.88)    $   (1.46)    $    2.79     $    0.27   $    3.91
Distributions to shareowners:
   Net investment income                                            (0.41)        (0.36)        (0.49)        (0.41)      (0.39)
   Net realized gain                                                   --         (1.06)        (1.74)        (0.58)      (0.22)
                                                                ---------     ---------     ---------     ---------   ---------
Net increase (decrease) in net asset value                      $   (3.29)    $   (2.88)    $    0.56     $   (0.72)  $    3.30
                                                                ---------     ---------     ---------     ---------   ---------
Net asset value, end of period                                  $   15.11     $   18.40     $   21.28     $   20.72   $   21.44
                                                                =========     =========     =========     =========   =========
Total return*                                                      (15.82)%       (6.97)%       14.85%         1.21%      21.80%
Ratio of net expenses to average net assets+                         0.80%         0.75%         0.71%         0.70%       0.71%
Ratio of net investment income (loss) to average net assets+         2.48%         2.07%         2.40%         1.97%       2.04%
Portfolio turnover rate                                                12%           13%           13%           23%         19%
Net assets, end of period (in thousands)                        $ 133,258     $ 164,019     $ 181,920     $ 226,379   $ 203,976
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                      0.80%         0.75%         0.71%         0.70%       0.71%
   Net investment income (loss)                                      2.48%         2.07%         2.40%         1.97%       2.04%
Ratios with waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                      0.80%         0.75%         0.71%         0.70%       0.71%
   Net investment income (loss)                                      2.48%         2.07%         2.40%         1.97%       2.04%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER BALANCED VCT PORTFOLIO                  PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED  YEAR ENDED
CLASS I                                                         12/31/02      12/31/01       12/31/00      12/31/99    12/31/98
Net asset value, beginning of period                            $   13.91     $   14.60     $   14.31     $   14.47   $   14.99
                                                                ---------     ---------     ---------     ---------   ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $    0.21     $    0.34     $    0.48     $    0.51   $    0.42
   Net realized and unrealized gain (loss) on investments           (1.63)        (0.67)         0.29         (0.16)       0.00(a)
                                                                ---------     ---------     ---------     ---------   ---------
    Net increase (decrease) from investment operations          $   (1.42)    $   (0.33)    $    0.77     $    0.35   $    0.42
Distributions to shareowners:
   Net investment income                                            (0.22)        (0.36)        (0.48)        (0.51)      (0.42)
   Net realized gain                                                   --            --            --            --       (0.52)
                                                                ---------     ---------     ---------     ---------   ---------
Net increase (decrease) in net asset value                      $   (1.64)    $   (0.69)    $    0.29     $   (0.16)  $   (0.52)
                                                                ---------     ---------     ---------     ---------   ---------
Net asset value, end of period                                  $   12.27     $   13.91     $   14.60     $   14.31   $   14.47
                                                                =========     =========     =========     =========   =========
Total return*                                                      (10.27)%       (2.26)%        5.45%         2.53%       2.64%
Ratio of net expenses to average net assets+                         0.95%         0.84%         0.82%         0.78%       0.80%
Ratio of net investment income (loss) to average net assets+         1.62%         2.42%         3.21%         3.58%       2.93%
Portfolio turnover rate                                               179%          136%           15%           59%        104%
Net assets, end of period (in thousands)                        $  42,849     $  56,890     $  59,545     $  72,669   $  66,930
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                      0.95%         0.84%         0.82%         0.78%       0.80%
   Net investment income (loss)                                      1.62%         2.42%         3.21%         3.58%       2.93%
Ratios with waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                      0.95%         0.84%         0.82%         0.77%       0.80%
   Net investment income (loss)                                      1.62%         2.42%         3.21%         3.59%       2.93%

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                                                 5/1/00
                                                                   YEAR ENDED    YEAR ENDED        TO
CLASS I                                                             12/31/02      12/31/01      12/31/00
Net asset value, beginning of period                                $   10.33     $    9.82     $   10.00
                                                                    ---------     ---------     ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                                     $    0.92     $    0.95     $    0.61
   Net realized and unrealized gain (loss) on investments               (1.06)         0.62         (0.18)
                                                                    ---------     ---------     ---------
    Net increase (decrease) from investment operations              $   (0.14)    $    1.57     $    0.43
Distributions to shareowners:
   Net investment income                                                (0.92)        (0.95)        (0.61)
   Net realized gain                                                       --         (0.11)           --
                                                                    ---------     ---------     ---------
Net increase (decrease) in net asset value                          $   (1.06)    $    0.51     $   (0.18)
                                                                    ---------     ---------     ---------
Net asset value, end of period                                      $    9.27     $   10.33     $    9.82
                                                                    =========     =========     =========
Total return*                                                           (1.42)%       16.60%         4.12%
Ratio of net expenses to average net assets+                             1.02%         1.15%         1.25%**
Ratio of net investment income (loss) to average net assets+             9.39%         9.15%         9.18%**
Portfolio turnover rate                                                    42%           36%           33%**
Net assets, end of period (in thousands)                            $  41,111     $  32,331     $   6,849
Ratios with no waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                          1.02%         1.28%         2.35%**
   Net investment income (loss)                                          9.39%         9.02%         8.08%**

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                                                                      7/29/99
                                                                              YEAR ENDED   YEAR ENDED     YEAR ENDED     TO
CLASS I                                                                        12/31/02     12/31/01       12/31/00   12/31/99
Net asset value, beginning of period                                          $     9.33   $     9.43     $     9.75  $    10.00
                                                                              ----------   ----------     ----------  ----------
Increase (decrease) from investment operations:
   Net investment income (loss)                                               $     0.65   $     0.67     $     0.73  $     0.28
   Net realized and unrealized gain (loss) on investments and foreign
     currency transactions                                                          0.32        (0.04)         (0.32)      (0.21)
                                                                              ----------   ----------     ----------  ----------
    Net increase (decrease) from investment operations                        $     0.97   $     0.63     $     0.41  $     0.07
Distributions to shareowners:
   Net investment income                                                           (0.63)       (0.67)         (0.73)      (0.28)
   Tax return of capital                                                              --        (0.06)            --       (0.04)
                                                                              ----------   ----------     ----------  ----------
Net increase (decrease) in net asset value                                    $     0.34   $    (0.10)    $    (0.32) $    (0.25)
                                                                              ----------   ----------     ----------  ----------
Net asset value, end of period                                                $     9.67   $     9.33     $     9.43  $     9.75
                                                                              ==========   ==========     ==========  ==========
Total return*                                                                      10.72%        6.90%          4.51%       0.70%
Ratio of net expenses to average net assets+                                        1.25%        1.25%          1.30%       1.54%**
Ratio of net investment income (loss) to average net assets+                        6.75%        7.16%          7.53%       6.46%**
Portfolio turnover rate                                                               50%          55%            54%         49%**
Net assets, end of period (in thousands)                                      $   14,692   $    7,479     $    3,265  $    1,244
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                     1.62%        2.44%          2.97%       8.68%**
   Net investment income (loss)                                                     6.38%        5.97%          5.86%      (0.68)%**
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                     1.25%        1.25%          1.25%       1.25%**
   Net investment income (loss)                                                     6.75%        7.16%          7.58%       6.75%**

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
CLASS I                                                         12/31/02      12/31/01      12/31/00     12/31/99      12/31/98
Net asset value, beginning of period                            $   10.06     $    9.97     $    9.47     $   10.29   $   10.04
                                                                ---------     ---------     ---------     ---------   ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $    0.46     $    0.52     $    0.58     $    0.56   $    0.55
   Net realized and unrealized gain (loss) on investments            0.56          0.12          0.50         (0.81)       0.25
                                                                ---------     ---------     ---------     ---------   ---------
    Net increase (decrease) from investment operations          $    1.02     $    0.64     $    1.08     $   (0.25)  $    0.80
Distributions to shareowners:
   Net investment income                                            (0.49)        (0.55)        (0.58)        (0.56)      (0.55)
   Net realized gain                                                   --            --            --         (0.01)         --
                                                                ---------     ---------     ---------     ---------   ---------
Net increase (decrease) in net asset value                      $    0.53     $    0.09     $    0.50     $   (0.82)  $    0.25
                                                                ---------     ---------     ---------     ---------   ---------
Net asset value, end of period                                  $   10.59     $   10.06     $    9.97     $    9.47   $   10.29
                                                                =========     =========     =========     =========   =========
Total return*                                                       10.32%         6.48%        11.76%        (2.52)%      8.15%
Ratio of net expenses to average net assets+                         0.81%         0.83%         0.84%         0.81%       0.94%
Ratio of net investment income (loss) to average net assets+         4.39%         5.19%         6.00%         5.64%       5.35%
Portfolio turnover rate                                                54%           71%           55%           41%         36%
Net assets, end of period (in thousands)                        $  69,551     $  37,381     $  25,791     $  29,779   $  28,822
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                      0.81%         0.85%         0.84%         0.81%       0.94%
   Net investment income (loss)                                      4.39%         5.17%         6.00%         5.64%       5.35%
Ratios with waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                      0.81%         0.82%         0.81%         0.79%       0.93%
   Net investment income (loss)                                      4.39%         5.20%         6.03%         5.66%       5.36%

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER MONEY MARKET VCT PORTFOLIO              PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED   YEAR ENDED
CLASS I                                                         12/31/02      12/31/01       12/31/00      12/31/99      12/31/98
Net asset value, beginning of period                            $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                                ---------     ---------     ---------     ---------     ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $    0.01     $    0.03     $    0.06     $    0.04     $    0.05
                                                                ---------     ---------     ---------     ---------     ---------
Distributions to shareowners:
   Net investment income                                            (0.01)        (0.03)        (0.06)        (0.04)        (0.05)
                                                                ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                                  $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                                =========     =========     =========     =========     =========
Total return*                                                        1.19%         3.39%         5.71%         4.38%         4.68%
Ratio of net expenses to average net assets+                         0.78%         0.78%         0.76%         0.79%         0.92%
Ratio of net investment income (loss) to average net assets+         1.11%         3.16%         5.58%         4.34%         4.55%
Net assets, end of period (in thousands)                        $  59,521     $  49,545     $  36,979     $  37,347     $  21,497
Ratios with no waiver of fees and assumption of expenses
   by PIM and no reduction for fees paid indirectly:
   Net expenses                                                      0.78%         0.78%         0.76%         0.79%         0.97%
   Net investment income (loss)                                      1.11%         3.16%         5.58%         4.34%         4.50%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                      0.78%         0.78%         0.75%         0.78%         0.92%
   Net investment income (loss)                                      1.11%         3.16%         5.59%         4.35%         4.55%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                 (This page has been left blank intentionally.)

PIONEER VARIABLE CONTRACTS TRUST                PIONEER VARIABLE CONTRACTS TRUST

BALANCE SHEETS 12/31/02

                                                                           PIONEER
                                                                          EMERGING          PIONEER
                                                                           MARKETS           EUROPE
                                                                        VCT PORTFOLIO    VCT PORTFOLIO
ASSETS:
  Investment in securities, at value and temporary cash investments at amortized cost (cost $14,883,451, $10,735,930, $23,470,058,
   $2,312,969, $6,814,309, $7,698,242, $191,403,876, and $43,964,576,
   respectively)                                                        $  15,076,147    $  10,324,203
  Cash                                                                        404,578           34,742
  Cash held as collateral for futures contracts                                     -                -
  Foreign currencies, at value (cost $54,633, $16,645, $25,
   $0, $6, $0, $0, $0, respectively)                                           54,624           17,062
  Receivables -
   Investment securities sold                                                  50,910           56,477
   Fund shares sold                                                            24,628                -
   Variation margin                                                                 -                -
   Dividends, interest, tax reclaims and foreign taxes withheld                68,602           36,456
   Forward foreign currency settlement contracts, net                               -                -
   Forward foreign currency portfolio hedge contracts, net                          -                -
   Due from Pioneer Investment Management, Inc.                                     -            2,966
  Other                                                                           256           57,740
                                                                        -------------    -------------
      Total assets                                                      $  15,655,117    $  10,554,274
                                                                        -------------    -------------
LIABILITIES:
  Payables -
   Investment securities purchased                                      $     111,190    $           -
   Fund shares repurchased                                                     71,550            7,010
   Dividends                                                                      703                -
   Upon return of securities loaned                                           652,911                -
   Variation margin                                                                 -                -
   Forward foreign currency settlement contracts, net                               9               46
   Forward foreign currency portfolio hedge contracts, net                          -                -
  Due to custodian                                                                  -                -
  Due to affiliates                                                            19,384            4,131
  Accrued expenses                                                             61,050           18,239
  Other                                                                             -                -
                                                                        -------------    -------------
      Total liabilities                                                 $     916,797    $      29,426
                                                                        -------------    -------------
NET ASSETS:
  Paid-in capital                                                       $  23,830,374    $  19,798,538
  Accumulated undistributed/(distributions in excess of)
     net investment income (loss)                                              55,545           39,388
  Accumulated undistributed net realized gain (loss)                       (9,340,565)      (8,906,424
  Net unrealized gain (loss) on:
   Investments                                                                192,696         (411,727
   Futures contracts                                                                -                -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                            270            5,073
                                                                        -------------    -------------
      Total net assets                                                  $  14,738,320    $  10,524,848
                                                                        -------------    -------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
  Net assets                                                            $   5,886,278    $   8,695,787
  Shares outstanding                                                          533,582        1,275,372
                                                                        =============    =============
  Net asset value per share                                             $       11.03    $        6.82
  CLASS II:
  (Unlimited number of shares authorized)
  Net assets                                                            $   8,852,042    $   1,829,061
  Shares outstanding                                                          806,352          272,457
                                                                        =============    =============
  Net asset value per share                                             $       10.98    $        6.71

   The accompanying notes are an integral part of these financial statements.

                                                                          PIONEER          PIONEER
                                                                        INTERNATIONAL      SCIENCE &        PIONEER
                                                                           VALUE          TECHNOLOGY     SMALL CAP VALUE
                                                                        VCT PORTFOLIO    VCT PORTFOLIO    VCT PORTFOLIO
ASSETS:
  Investment in securities, at value and temporary cash investments at amortized cost (cost $14,883,451, $10,735,930, $23,470,058,
   $2,312,969, $6,814,309, $7,698,242, $191,403,876, and $43,964,576,
   respectively)                                                        $  22,064,694    $   1,387,192    $   6,067,320
  Cash                                                                              -          244,330          750,675
  Cash held as collateral for futures contracts                                     -                -                -
  Foreign currencies, at value (cost $54,633, $16,645, $25,
   $0, $6, $0, $0, $0, respectively)                                               26                -                6
  Receivables -
   Investment securities sold                                                       -                -           41,291
   Fund shares sold                                                                 -           38,372           25,833
   Variation margin                                                                 -                -              100
   Dividends, interest, tax reclaims and foreign taxes withheld                70,710                -            7,904
   Forward foreign currency settlement contracts, net                               -                -                -
   Forward foreign currency portfolio hedge contracts, net                          -                -                -
   Due from Pioneer Investment Management, Inc.                                     -            5,676           12,655
  Other                                                                             -                -                5
                                                                        -------------    -------------    -------------
      Total assets                                                      $  22,135,430    $   1,637,198    $   6,918,328
                                                                        -------------    -------------    -------------

LIABILITIES:
  Payables -
   Investment securities purchased                                      $           -    $           -    $     117,994
   Fund shares repurchased                                                     28,210           99,929              605
   Dividends                                                                        -                -                -
   Upon return of securities loaned                                           561,885                -          168,463
   Variation margin                                                                 -                -                -
   Forward foreign currency settlement contracts, net                               -                -                -
   Forward foreign currency portfolio hedge contracts, net                          -                -                -
  Due to custodian                                                            209,653                -                -
  Due to affiliates                                                            23,449            3,254            4,761
  Accrued expenses                                                             34,544           33,864           23,294
  Other                                                                         6,368               34                -
                                                                        -------------    -------------    -------------
      Total liabilities                                                 $     864,109    $     137,081    $     315,117
                                                                        -------------    -------------    -------------

NET ASSETS:
  Paid-in capital                                                       $  38,660,074    $  11,441,903    $   8,059,762
  Accumulated undistributed/(distributions in excess of)
     net investment income (loss)                                             145,649                -                1
  Accumulated undistributed net realized gain (loss)                      (16,137,455)      (9,016,009)        (704,681)
  Net unrealized gain (loss) on:
   Investments                                                             (1,405,364)        (925,777)        (746,989)
   Futures contracts                                                                -                -           (4,882)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                          8,417                -                -
                                                                        -------------    -------------    -------------
      Total net assets                                                  $  21,271,321    $   1,500,117    $   6,603,211
                                                                        -------------    -------------    -------------

NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
  Net assets                                                            $  21,271,321    $   1,500,117    $   6,603,211
  Shares outstanding                                                        2,729,652          640,352          715,779
                                                                        =============    =============    =============
  Net asset value per share                                             $        7.79    $        2.34    $        9.23
  CLASS II:
  (Unlimited number of shares authorized)
  Net assets                                                            $           -    $           -    $           -
  Shares outstanding                                                                -                -                -
                                                                        =============    =============    =============
  Net asset value per share                                             $           -    $           -    $           -

                                                                           PIONEER          PIONEER         PIONEER
                                                                        SMALL COMPANY    MID CAP VALUE    GROWTH SHARES
                                                                        VCT PORTFOLIO    VCT PORTFOLIO    VCT PORTFOLIO

ASSETS:
  Investment in securities, at value and temporary cash investments at amortized cost (cost $14,883,451, $10,735,930, $23,470,058,
   $2,312,969, $6,814,309, $7,698,242, $191,403,876, and $43,964,576,
   respectively)                                                        $   6,821,734    $ 184,468,151    $  34,642,394
  Cash                                                                        545,734          113,090          432,556
  Cash held as collateral for futures contracts                                30,000                -           30,000
  Foreign currencies, at value (cost $54,633, $16,645, $25,
   $0, $6, $0, $0, $0, respectively)                                                -                -                -
  Receivables -
   Investment securities sold                                                  82,170          219,455              153
   Fund shares sold                                                            25,833        1,284,815                -
   Variation margin                                                               200                -                -
   Dividends, interest, tax reclaims and foreign taxes withheld                 8,243          192,029           40,518
   Forward foreign currency settlement contracts, net                               -                -
   Forward foreign currency portfolio hedge contracts, net                          -                -                -
   Due from Pioneer Investment Management, Inc.                                 5,947                -                -
  Other                                                                             -                -              347
                                                                        -------------    -------------    -------------
      Total assets                                                      $   7,519,861    $ 186,277,540    $  35,145,968
                                                                        -------------    -------------    -------------

LIABILITIES:
  Payables -
   Investment securities purchased                                      $      72,487    $     808,663    $      49,198
   Fund shares repurchased                                                        148          143,513           34,453
   Dividends                                                                       33                -                -
   Upon return of securities loaned                                           561,158        3,436,248                -
   Variation margin                                                                 -                -                -
   Forward foreign currency settlement contracts, net                               7                -                -
   Forward foreign currency portfolio hedge contracts, net                          -                -                -
  Due to custodian                                                                  -                -                -
  Due to affiliates                                                             5,141          127,907           28,116
  Accrued expenses                                                             21,453           35,882           25,364
  Other                                                                             -               94              271
                                                                        -------------    -------------    -------------
      Total liabilities                                                 $     660,427    $   4,552,307    $     137,402
                                                                        -------------    -------------    -------------

NET ASSETS:
  Paid-in capital                                                       $   8,170,758    $ 190,403,308    $  82,027,907
  Accumulated undistributed/(distributions in excess of)
     net investment income (loss)                                                 615          674,234            4,299
  Accumulated undistributed net realized gain (loss)                         (425,670)      (2,416,584)     (37,701,458)
  Net unrealized gain (loss) on:
   Investments                                                               (876,508)      (6,935,725)      (9,322,182)
   Futures contracts                                                           (9,764)               -                -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                              3                -                -
                                                                        -------------    -------------    -------------
      Total net assets                                                  $   6,859,434    $ 181,725,233    $  35,008,566
                                                                        -------------    -------------    -------------

NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
  Net assets                                                            $   3,440,689    $ 120,687,481    $  34,745,707
  Shares outstanding                                                          376,928        8,077,893        3,564,907
                                                                        =============    =============    =============
  Net asset value per share                                             $        9.13    $       14.94    $        9.75
  CLASS II:
  (Unlimited number of shares authorized)
  Net assets                                                            $   3,418,745    $  61,037,752    $     262,859
  Shares outstanding                                                          376,869        4,108,813           27,110
                                                                        =============    =============    =============
  Net asset value per share                                             $        9.07    $       14.86    $        9.70

   The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST                PIONEER VARIABLE CONTRACTS TRUST

BALANCE SHEETS 12/31/02

                                                                                                PIONEER
                                                                                              REAL ESTATE        PIONEER
                                                                                                 SHARES            FUND
                                                                                             VCT PORTFOLIO    VCT PORTFOLIO
ASSETS:
  Investment in securities, at value and temporary cash investments (at amortized cost) (cost $65,209,383, $206,461,592, $161,662,166, $46,214,958,
   $47,523,151, $14,505,624, $68,070,056,
   and $58,881,324 respectively)                                                             $  65,993,393    $ 178,638,703
  Cash                                                                                           2,409,793           28,508
  Cash held as collateral for futures contracts                                                          -                -
  Foreign currencies, at value                                                                           -                -
  Receivables -
   Investment securities sold                                                                            -          726,176
   Fund shares sold                                                                                      -          128,003
   Variation margin                                                                                      -                -
   Dividends, interest, tax reclaims and foreign taxes withheld                                    439,545          235,520
   Forward foreign currency settlement contracts, net                                                    -                -
   Forward foreign currency portfolio hedge contracts, net                                               -                -
   Due from Pioneer Investment Management, Inc.                                                          -                -
  Other                                                                                                  -               28
                                                                                             -------------    -------------
      Total assets                                                                           $  68,842,731    $ 179,756,938
                                                                                             -------------    -------------
LIABILITIES:
  Payables -
   Investment securities purchased                                                           $           -    $   1,328,877
   Fund shares repurchased                                                                          51,969          147,713
   Dividends                                                                                             -                -
   Upon return for securities loaned                                                             6,846,260                -
   Variation margin                                                                                      -                -
   Forward foreign currency settlement contracts, net                                                    -                -
   Forward foreign currency portfolio hedge contracts, net                                               -                -
  Due to custodian                                                                                       -                -
  Due to affiliates                                                                                 57,287          123,243
  Accrued expenses                                                                                  29,431           46,884
  Other                                                                                                  -                -
                                                                                             -------------    -------------
      Total liabilities                                                                      $   6,984,947    $   1,646,717
                                                                                             -------------    -------------
NET ASSETS:
  Paid-in capital                                                                            $  64,096,130    $ 231,524,167
  Accumulated undistributed/(distributions in excess of)
   net investment income (loss)                                                                    137,996           10,888
  Accumulated undistributed net realized gain (loss)                                            (3,160,352)     (25,601,945)
  Net unrealized gain (loss) on:
   Investments                                                                                     784,010      (27,822,889)
   Futures contracts                                                                                     -                -
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                                                    -                -
                                                                                             -------------    -------------
      Total net assets                                                                       $  61,857,784    $ 178,110,221
                                                                                             -------------    -------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
  Net assets                                                                                 $  29,873,251    $ 141,892,286
  Shares outstanding                                                                             2,064,319        9,283,681
                                                                                             =============    =============
  Net asset value per share                                                                  $       14.47    $       15.28
  CLASS II:
  (Unlimited number of shares authorized)
  Net assets                                                                                 $  31,984,533    $  36,217,935
  Shares outstanding                                                                             2,212,869        2,374,437
                                                                                             =============    =============
  Net asset value per share                                                                  $       14.45    $       15.25

   The accompanying notes are an integral part of these financial statements.

                                                                                                 PIONEER         PIONEER
                                                                                             EQUITY-INCOME       BALANCED
                                                                                             VCT PORTFOLIO    VCT PORTFOLIO
ASSETS:
  Investment in securities, at value and temporary cash investments (at amortized cost) (cost $65,209,383, $206,461,592, $161,662,166, $46,214,958,
   $47,523,151, $14,505,624, $68,070,056,
   and $58,881,324 respectively)                                                             $ 162,857,057    $  45,468,061
  Cash                                                                                             200,695           99,177
  Cash held as collateral for futures contracts                                                          -                -
  Foreign currencies, at value                                                                           -
  Receivables -
   Investment securities sold                                                                    2,018,192                6
   Fund shares sold                                                                                315,621                -
   Variation margin                                                                                      -                -
   Dividends, interest, tax reclaims and foreign taxes withheld                                    421,986          186,876
   Forward foreign currency settlement contracts, net                                                    -                -
   Forward foreign currency portfolio hedge contracts, net                                               -                -
   Due from Pioneer Investment Management, Inc.                                                          -                -
  Other                                                                                                  -                -
                                                                                             -------------    -------------
      Total assets                                                                           $ 165,813,551    $  45,754,120
                                                                                             -------------    -------------
LIABILITIES:
  Payables -
   Investment securities purchased                                                           $   1,297,901    $   2,687,750
   Fund shares repurchased                                                                         211,815          147,689
   Dividends                                                                                             -                -
   Upon return for securities loaned                                                             3,829,450                -
   Variation margin                                                                                      -                -
   Forward foreign currency settlement contracts, net                                                    -                -
   Forward foreign currency portfolio hedge contracts, net                                               -                -
  Due to custodian                                                                                 650,492                -
  Due to affiliates                                                                                108,109           29,803
  Accrued expenses                                                                                  24,754           40,249
  Other                                                                                                 29                -
                                                                                             -------------    -------------
      Total liabilities                                                                      $   5,472,058    $   2,905,491
                                                                                             -------------    -------------
NET ASSETS:
  Paid-in capital                                                                            $ 172,760,481    $  50,169,830
  Accumulated undistributed/(distributions in excess of)
   net investment income (loss)                                                                  1,149,265           50,160
  Accumulated undistributed net realized gain (loss)                                           (14,763,144)      (6,624,464)
  Net unrealized gain (loss) on:
   Investments                                                                                   1,194,891         (746,897)
   Futures contracts                                                                                     -                -
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                                                    -                -
                                                                                             -------------    -------------
      Total net assets                                                                       $ 160,341,493    $  42,848,629
                                                                                             -------------    -------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
  Net assets                                                                                 $ 133,257,947    $  42,848,629
  Shares outstanding                                                                             8,818,452        3,490,734
                                                                                             =============    =============
  Net asset value per share                                                                  $       15.11    $       12.27
  CLASS II:
  (Unlimited number of shares authorized)
  Net assets                                                                                 $  27,083,546    $           -
  Shares outstanding                                                                             1,784,610                -
                                                                                             =============    =============
  Net asset value per share                                                                  $       15.18    $           -

                                                                                                PIONEER           PIONEER
                                                                                               HIGH YIELD     STRATEGIC INCOME
                                                                                             VCT PORTFOLIO      VCT PORTFOLIO
ASSETS:
  Investment in securities, at value and temporary cash investments (at amortized cost) (cost $65,209,383, $206,461,592, $161,662,166, $46,214,958,
   $47,523,151, $14,505,624, $68,070,056,
   and $58,881,324 respectively)                                                             $ 44,032,087       $ 14,927,636
  Cash                                                                                                  -            121,311
  Cash held as collateral for futures contracts                                                         -                  -
  Foreign currencies, at value                                                                          -             34,414
  Receivables -
   Investment securities sold                                                                           -             35,048
   Fund shares sold                                                                                78,388                  -
   Variation margin                                                                                     -                  -
   Dividends, interest, tax reclaims and foreign taxes withheld                                   702,544            273,551
   Forward foreign currency settlement contracts, net                                                   -                  -
   Forward foreign currency portfolio hedge contracts, net                                              -                  -
   Due from Pioneer Investment Management, Inc.                                                         -                  -
  Other                                                                                                 -                139
                                                                                             ------------       ------------
      Total assets                                                                           $ 44,813,019       $ 15,392,099
                                                                                             ------------       ------------
LIABILITIES:
  Payables -
   Investment securities purchased                                                           $          -       $    112,428
   Fund shares repurchased                                                                             35            161,077
   Dividends                                                                                          465              2,821
   Upon return for securities loaned                                                            2,759,100            354,730
   Variation margin                                                                                     -                  -
   Forward foreign currency settlement contracts, net                                                   -                  -
   Forward foreign currency portfolio hedge contracts, net                                              -             30,932
  Due to custodian                                                                                      -                  -
  Due to affiliates                                                                                29,044             11,539
  Accrued expenses                                                                                 35,304             26,198
  Other                                                                                                58                  -
                                                                                             ------------       ------------
      Total liabilities                                                                      $  3,474,498       $    699,725
                                                                                             ------------       ------------
NET ASSETS:
  Paid-in capital                                                                            $ 45,521,229       $ 14,318,621
  Accumulated undistributed/(distributions in excess of)
   net investment income (loss)                                                                      (465)            53,333
  Accumulated undistributed net realized gain (loss)                                             (691,179)           (78,628)
  Net unrealized gain (loss) on:
   Investments                                                                                 (3,491,064)           422,012
   Futures contracts                                                                                    -                  -
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                                                   -            (22,964)
                                                                                             ------------       ------------
      Total net assets                                                                       $ 41,338,521       $ 14,692,374
                                                                                             ------------       ------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
  Net assets                                                                                 $ 41,110,669       $ 14,692,374
  Shares outstanding                                                                            4,433,418          1,519,996
                                                                                             ============       ============
  Net asset value per share                                                                  $       9.27       $       9.67
  CLASS II:
  (Unlimited number of shares authorized)
  Net assets                                                                                 $    227,852       $          -
  Shares outstanding                                                                               24,558                  -
                                                                                             ============       ============
  Net asset value per share                                                                  $       9.28       $          -

                                                                                                PIONEER         PIONEER
                                                                                            AMERICA INCOME   MONEY MARKET
                                                                                             VCT PORTFOLIO   VCT PORTFOLIO
ASSETS:
  Investment in securities, at value and temporary cash investments (at amortized cost) (cost $65,209,383, $206,461,592, $161,662,166, $46,214,958,
   $47,523,151, $14,505,624, $68,070,056,
   and $58,881,324 respectively)                                                             $ 70,508,420    $ 58,881,324
  Cash                                                                                             90,511           1,221
  Cash held as collateral for futures contracts                                                         -               -
  Foreign currencies, at value
  Receivables -
   Investment securities sold                                                                           -               -
   Fund shares sold                                                                                     -          70,409
   Variation margin                                                                                     -               -
   Dividends, interest, tax reclaims and foreign taxes withheld                                   552,841         649,855
   Forward foreign currency settlement contracts, net                                                   -               -
   Forward foreign currency portfolio hedge contracts, net                                              -               -
   Due from Pioneer Investment Management, Inc.                                                         -               -
  Other                                                                                               110             412
                                                                                             ------------    ------------
      Total assets                                                                           $ 71,151,882    $ 59,603,221
                                                                                             ------------    ------------
LIABILITIES:
  Payables -
   Investment securities purchased                                                           $  1,400,677    $          -
   Fund shares repurchased                                                                        137,427           9,155
   Dividends                                                                                            -               -
   Upon return for securities loaned                                                                    -               -
   Variation margin                                                                                     -               -
   Forward foreign currency settlement contracts, net                                                   -               -
   Forward foreign currency portfolio hedge contracts, net                                              -               -
  Due to custodian
  Due to affiliates                                                                                38,522          32,006
  Accrued expenses                                                                                 24,477          41,367
  Other                                                                                                 -               -
                                                                                             ------------    ------------
      Total liabilities                                                                      $  1,601,103    $     82,528
                                                                                             ------------    ------------
NET ASSETS:
  Paid-in capital                                                                            $ 67,619,471    $ 59,526,106
  Accumulated undistributed/(distributions in excess of)
   net investment income (loss)                                                                  (112,236)              -
  Accumulated undistributed net realized gain (loss)                                             (394,820)         (5,413)
  Net unrealized gain (loss) on:
   Investments                                                                                  2,438,364               -
   Futures contracts                                                                                    -               -
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                                                   -               -
                                                                                             ------------    ------------
      Total net assets                                                                       $ 69,550,779    $ 59,520,693
                                                                                             ------------    ------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
  Net assets                                                                                 $ 69,550,779    $ 59,520,693
  Shares outstanding                                                                            6,569,568      59,530,063
                                                                                             ============    ============
  Net asset value per share                                                                  $      10.59    $       1.00
  CLASS II:
  (Unlimited number of shares authorized)
  Net assets                                                                                 $          -    $          -
  Shares outstanding                                                                                    -               -
                                                                                             ============    ============
  Net asset value per share                                                                  $          -    $          -

   The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST                PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF OPERATIONS

                                                                                                PIONEER
                                                                                                EMERGING           PIONEER
                                                                                                MARKETS             EUROPE
                                                                                             VCT PORFOLIO       VCT PORTFOLIO

                                                                                              YEAR ENDED          YEAR ENDED
                                                                                               12/31/02            12/31/02
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $48,502, $33,048,
   $73,718, $234, $0, $13, $2,273 and $1,440, respectively)                                  $    371,940        $    259,212
  Interest (net of foreign taxes withheld of $13, $0,
   $0, $149, $0, $0, $0 and $0, respectively)                                                       4,040               5,953
  Income on securities loaned, net                                                                  2,102                   -
  Other                                                                                                 -                   -
                                                                                             ------------        ------------
      Total investment income                                                                $    378,082        $    265,165
                                                                                             ------------        ------------
EXPENSES:
  Management fees                                                                            $    186,966        $    121,967
  Transfer agent fees                                                                               2,938               3,196
  Distribution fees (Class II)                                                                     21,209               3,189
  Administrative fees                                                                              37,500              37,500
  Custodian fees                                                                                  164,486              56,627
  Professional fees                                                                                50,866              27,475
  Printing                                                                                         18,389              19,573
  Fees and expenses of nonaffiliated trustees                                                       2,453               2,280
  Miscellaneous                                                                                     3,275               3,367
                                                                                             ------------        ------------
     Total expenses                                                                          $    488,082        $    275,174
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                                     (182,830)            (87,501)
                                                                                             ------------        ------------
     Net expenses                                                                            $    305,252        $    187,673
                                                                                             ------------        ------------
        Net investment income (loss)                                                         $     72,830        $     77,492
                                                                                             ------------        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                                               $   (855,708)       $ (2,947,010)
   Futures contracts                                                                                    -             (49,751)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                            (23,262)            (27,748)
                                                                                             ------------        ------------
                                                                                             $   (878,970)       $ (3,024,509)
                                                                                             ------------        ------------
  Change in net unrealized gain or loss from:
   Investments                                                                               $    210,640        $    483,181
   Futures contracts                                                                                    -                   -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                              9,425               4,847
                                                                                             ------------        ------------
                                                                                             $    220,065        $    488,028
                                                                                             ------------        ------------
  Net gain (loss) on investments, futures contracts and foreign currency transactions        $   (658,905)       $ (2,536,481)
                                                                                             ============        ============
  Net increase (decrease) in net assets resulting from operations                            $   (586,075)       $ (2,458,989)
                                                                                             ============        ============

   The accompanying notes are an integral part of these financial statements.

                                                                                                 PIONEER              PIONEER
                                                                                             INTERNATIONAL           SCIENCE &
                                                                                                 VALUE              TECHNOLOGY
                                                                                             VCT PORTFOLIO         VCT PORTFOLIO

                                                                                              YEAR ENDED            YEAR ENDED
                                                                                               12/31/02              12/31/02
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $48,502, $33,048,
   $73,718, $234, $0, $13, $2,273 and $1,440, respectively)                                  $    545,456          $      1,551
  Interest (net of foreign taxes withheld of $13, $0,
   $0, $149, $0, $0, $0 and $0, respectively)                                                      14,285                 1,104
  Income on securities loaned, net                                                                 11,905                   211
  Other                                                                                                 -                     -
                                                                                             ------------          ------------
      Total investment income                                                                $    571,646          $      2,866
                                                                                             ------------          ------------
EXPENSES:
  Management fees                                                                            $    275,252          $     27,519
  Transfer agent fees                                                                               1,533                 1,526
  Distribution fees (Class II)                                                                          -                     -
  Administrative fees                                                                              37,500                37,500
  Custodian fees                                                                                   26,420                15,880
  Professional fees                                                                                31,715                30,297
  Printing                                                                                         23,734                 7,115
  Fees and expenses of nonaffiliated trustees                                                       2,502                 2,191
  Miscellaneous                                                                                     3,346                 3,187
                                                                                             ------------          ------------
     Total expenses                                                                          $    402,002          $    125,215
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                                            -               (79,107)
                                                                                             ------------          ------------
     Net expenses                                                                            $    402,002          $     46,108
                                                                                             ------------          ------------
        Net investment income (loss)                                                         $    169,644          $    (43,242)
                                                                                             ------------          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                                               $ (6,291,084)         $ (4,550,080)
   Futures contracts                                                                                    -                     -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                            (20,075)                    -
                                                                                             ------------          ------------
                                                                                             $ (6,311,159)         $ (4,550,080)
                                                                                             ------------          ------------
  Change in net unrealized gain or loss from:
   Investments                                                                               $  2,374,614          $  1,570,284
   Futures contracts                                                                                    -                     -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                              9,072                     -
                                                                                             ------------          ------------
                                                                                             $  2,383,686          $  1,570,284
                                                                                             ------------          ------------
  Net gain (loss) on investments, futures contracts and foreign currency transactions        $ (3,927,473)         $ (2,979,796)
                                                                                             ============          ============
  Net increase (decrease) in net assets resulting from operations                            $ (3,757,829)         $ (3,023,038)
                                                                                             ============          ============

                                                                                                PIONEER             PIONEER
                                                                                            SMALL CAP VALUE       SMALL COMPANY
                                                                                             VCT PORTFOLIO        VCT PORTFOLIO

                                                                                              YEAR ENDED           YEAR ENDED
                                                                                               12/31/02             12/31/02
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $48,502, $33,048,
   $73,718, $234, $0, $13, $2,273 and $1,440, respectively)                                  $     52,046         $     74,369
  Interest (net of foreign taxes withheld of $13, $0,
   $0, $149, $0, $0, $0 and $0, respectively)                                                       5,632                4,601
  Income on securities loaned, net                                                                    417                 1609
  Other                                                                                                 -                    -
                                                                                             ------------         ------------
      Total investment income                                                                $     58,095         $     80,579
                                                                                             ------------         ------------
EXPENSES:
  Management fees                                                                            $     36,177         $     44,748
  Transfer agent fees                                                                               1,460                3,931
  Distribution fees (Class II)                                                                          -                6,218
  Administrative fees                                                                              28,880               37,587
  Custodian fees                                                                                   27,680               19,047
  Professional fees                                                                                20,431               29,153
  Printing                                                                                         16,853               21,433
  Fees and expenses of nonaffiliated trustees                                                       2,267                2,276
  Miscellaneous                                                                                         -                3,139
                                                                                             ------------         ------------
     Total expenses                                                                          $    133,748         $    167,532
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                                      (73,453)             (84,700)
                                                                                             ------------         ------------
     Net expenses                                                                            $     60,295         $     82,832
                                                                                             ------------         ------------
        Net investment income (loss)                                                         $     (2,200)        $     (2,253)
                                                                                             ------------         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                                               $   (725,776)        $   (307,161)
   Futures contracts                                                                               21,075               16,497
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                               (275)                 (15)
                                                                                             ------------         ------------
                                                                                             $   (704,976)        $   (290,679)
                                                                                             ------------         ------------
  Change in net unrealized gain or loss from:
   Investments                                                                               $   (764,026)        $ (1,076,055)
   Futures contracts                                                                               (4,882)              (9,764)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                                  -                    3
                                                                                             ------------         ------------
                                                                                             $   (768,908)        $ (1,085,816)
                                                                                             ------------         ------------
  Net gain (loss) on investments, futures contracts and foreign currency transactions        $ (1,473,884)        $ (1,376,495)
                                                                                             ============         ============
  Net increase (decrease) in net assets resulting from operations                            $ (1,476,084)        $ (1,378,748)
                                                                                             ============         ============

                                                                                                PIONEER              PIONEER
                                                                                             MID CAP VALUE        GROWTH SHARES
                                                                                             VCT PORTFOLIO        VCT PORTFOLIO

                                                                                               YEAR ENDED           YEAR ENDED
                                                                                                 12/31/02             12/31/02
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $48,502, $33,048,
   $73,718, $234, $0, $13, $2,273 and $1,440, respectively)                                  $   1,994,966         $     487,446
  Interest (net of foreign taxes withheld of $13, $0,
   $0, $149, $0, $0, $0 and $0, respectively)                                                      165,601                22,083
  Income on securities loaned, net                                                                   6,390                 2,011
  Other                                                                                              1,444                     -
                                                                                             -------------         -------------
      Total investment income                                                                $   2,168,401         $     511,540
                                                                                             -------------         -------------
EXPENSES:
  Management fees                                                                            $   1,103,239         $     364,883
  Transfer agent fees                                                                                3,196                 3,315
  Distribution fees (Class II)                                                                     105,472                 1,027
  Administrative fees                                                                               37,500                37,500
  Custodian fees                                                                                    58,311                21,214
  Professional fees                                                                                 34,861                29,932
  Printing                                                                                         124,965                42,740
  Fees and expenses of nonaffiliated trustees                                                        4,005                 2,684
  Miscellaneous                                                                                      3,901                 3,925
                                                                                             -------------         -------------
     Total expenses                                                                          $   1,475,450         $     507,220
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                                             -                     -
                                                                                             -------------         -------------
     Net expenses                                                                            $   1,475,450         $     507,220
                                                                                             -------------         -------------
        Net investment income (loss)                                                         $     692,951         $       4,320
                                                                                             -------------         -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                                               $    (604,669)        $ (21,487,880)
   Futures contracts                                                                                     -                     -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                                   -                     -
                                                                                             -------------         -------------
                                                                                             $    (604,669)        $ (21,487,880)
                                                                                             -------------         -------------
  Change in net unrealized gain or loss from:
   Investments                                                                               $ (24,313,838)        $  (2,222,350)
   Futures contracts                                                                                     -                     -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                                   -                     -
                                                                                             -------------         -------------
                                                                                             $ (24,313,838)        $  (2,222,350)
                                                                                             -------------         -------------
  Net gain (loss) on investments, futures contracts and foreign currency transactions        $ (24,918,507)        $ (23,710,230)
                                                                                             =============         =============
  Net increase (decrease) in net assets resulting from operations                            $ (24,225,556)        $ (23,705,910)
                                                                                             =============         =============

   The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST                PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF OPERATIONS

                                                                                                PIONEER
                                                                                              REAL ESTATE            PIONEER
                                                                                                 SHARES               FUND
                                                                                             VCT PORTFOLIO        VCT PORTFOLIO

                                                                                              YEAR ENDED           YEAR ENDED
                                                                                               12/31/02            12/31/02
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $303,
   $35,272, $0, $157, $0, $0, $0 and $0, respectively)                                       $  3,122,148         $   3,583,238
  Interest (net of foreign taxes withheld of $0, $0, $0,
   $0, $0, $147, $0 and $0, respectively)                                                          70,239               141,263
  Income on securities loaned, net                                                                  1,453                 1,671
  Other                                                                                                 -                     -
                                                                                             ------------         -------------
  Total investment income                                                                    $  3,193,840         $   3,726,172
                                                                                             ------------         -------------
EXPENSES:
  Management fees                                                                            $    476,932         $   1,304,824
  Transfer agent fees                                                                               3,219                 3,297
  Distribution fees (Class II)                                                                     64,946                66,710
  Administrative fees                                                                              37,500                46,472
  Custodian fees                                                                                   32,564                32,910
  Professional fees                                                                                35,704                37,877
  Printing                                                                                         43,849               145,318
  Fees and expenses of nonaffiliated trustees                                                       2,743                 4,206
  Miscellaneous                                                                                     3,440                 4,474
                                                                                             ------------         -------------
     Total expenses                                                                          $    700,897         $   1,646,088
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                                            -                     -
                                                                                             ------------         -------------
     Net expenses                                                                            $    700,897         $   1,646,088
                                                                                             ------------         -------------
        Net investment income (loss)                                                         $  2,492,943         $   2,080,084
                                                                                             ------------         -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                                               $  1,113,384         $ (18,575,396)
   Futures contracts                                                                                    -                     -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                                  -                  (555)
                                                                                             ------------         -------------
                                                                                             $  1,113,384         $ (18,575,951)
                                                                                             ------------         -------------
  Change in net unrealized gain or loss from:
   Investments                                                                               $ (3,941,737)        $ (27,945,273)
   Futures contracts                                                                                    -                     -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                                  -                     -
                                                                                             ------------         -------------
                                                                                             $ (3,941,737)        $ (27,945,273)
                                                                                             ------------         -------------
  Net gain (loss) on investments, futures contracts and foreign currency transactions        $ (2,828,353)        $ (46,521,224)
                                                                                             ============         =============
  Net increase (decrease) in net assets resulting from operations                            $   (335,410)        $ (44,441,140)
                                                                                             ============         =============

   The accompanying notes are an integral part of these financial statements.

                                                                                               PIONEER              PIONEER
                                                                                             EQUITY INCOME          BALANCED
                                                                                             VCT PORTFOLIO        VCT PORTFOLIO

                                                                                              YEAR ENDED           YEAR ENDED
                                                                                               12/31/02             12/31/02
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $303,
   $35,272, $0, $157, $0, $0, $0 and $0, respectively)                                       $   5,577,183         $    440,588
  Interest (net of foreign taxes withheld of $0, $0, $0,
   $0, $0, $147, $0 and $0, respectively)                                                          154,158              842,302
  Income on securities loaned, net                                                                   1,973                    -
  Other                                                                                                  -                    -
                                                                                             -------------         ------------
  Total investment income                                                                    $   5,733,314         $  1,282,890
                                                                                             -------------         ------------
EXPENSES:
  Management fees                                                                            $   1,133,783         $    324,622
  Transfer agent fees                                                                                3,404                1,446
  Distribution fees (Class II)                                                                      57,840                    -
  Administrative fees                                                                               38,562               37,500
  Custodian fees                                                                                    31,515               31,981
  Professional fees                                                                                 33,729               34,392
  Printing                                                                                         157,198               39,711
  Fees and expenses of nonaffiliated trustees                                                        3,969                2,485
  Miscellaneous                                                                                      4,331                3,578
                                                                                             -------------         ------------
     Total expenses                                                                          $   1,464,331         $    475,715
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                                             -                    -
                                                                                             - -----------         ------------
     Net expenses                                                                            $   1,464,331         $    475,715
                                                                                             -------------         ------------
        Net investment income (loss)                                                         $   4,268,983         $    807,175
                                                                                             -------------         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                                               $  (8,261,714)        $ (4,776,421)
   Futures contracts                                                                                     -             (651,530)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                                   -                    -
                                                                                             -------------         ------------
                                                                                             $  (8,261,714)        $ (5,427,951)
                                                                                             -------------         ------------
  Change in net unrealized gain or loss from:
   Investments                                                                               $ (27,486,806)        $ (1,179,850)
   Futures contracts                                                                                     -               18,181
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                                   -                    -
                                                                                             -------------         ------------
                                                                                             $ (27,486,806)        $ (1,161,669)
                                                                                             -------------         ------------
  Net gain (loss) on investments, futures contracts and foreign currency transactions        $ (35,748,520)        $ (6,589,620)
                                                                                             =============         ============
  Net increase (decrease) in net assets resulting from operations                            $ (31,479,537)        $ (5,782,445)
                                                                                             =============         ============

                                                                                               PIONEER              PIONEER
                                                                                             HIGH YIELD        STRATEGIC INCOME
                                                                                            VCT PORTFOLIO        VCT PORTFOLIO

                                                                                              YEAR ENDED           YEAR ENDED
                                                                                               12/31/02             12/31/02

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $303,
   $35,272, $0, $157, $0, $0, $0 and $0, respectively)                                       $    203,627          $         -
  Interest (net of foreign taxes withheld of $0, $0, $0,
   $0, $0, $147, $0 and $0, respectively)                                                       3,713,033              845,541
  Income on securities loaned, net                                                                  2,230                  211
  Other                                                                                                 -                   63
                                                                                             ------------          -----------
  Total investment income                                                                    $  3,918,890          $   845,815
                                                                                             ------------          -----------
EXPENSES:
  Management fees                                                                            $    244,531          $    68,649
  Transfer agent fees                                                                               2,623                1,613
  Distribution fees (Class II)                                                                        506                    -
  Administrative fees                                                                              37,500               37,500
  Custodian fees                                                                                   19,745               19,188
  Professional fees                                                                                32,402               31,825
  Printing                                                                                         42,829                7,338
  Fees and expenses of nonaffiliated trustees                                                       2,543                2,261
  Miscellaneous                                                                                     3,180                3,181
                                                                                             ------------          -----------
     Total expenses                                                                          $    385,859          $   171,555
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                                            -              (39,699)
                                                                                             ------------          -----------
     Net expenses                                                                            $    385,859          $   131,856
                                                                                             ------------          -----------
        Net investment income (loss)                                                         $  3,533,031          $   713,959
                                                                                             ------------          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                                               $   (323,145)         $   139,363
   Futures contracts                                                                                    -                    -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                                  -                 (626)
                                                                                             ------------          -----------
                                                                                             $   (323,145)         $   138,737
                                                                                             ------------          -----------
  Change in net unrealized gain or loss from:
   Investments                                                                               $ (3,825,540)         $   355,213
   Futures contracts                                                                                    -                    -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                                  -              (22,968)
                                                                                             ------------          -----------
                                                                                             $ (3,825,540)         $   332,245
                                                                                             ------------          -----------
  Net gain (loss) on investments, futures contracts and foreign currency transactions        $ (4,148,685)         $   470,982
                                                                                             ============          ===========
  Net increase (decrease) in net assets resulting from operations                            $   (615,654)         $ 1,184,941
                                                                                             ============          ===========

                                                                                               PIONEER               PIONEER
                                                                                           AMERICA INCOME         MONEY MARKET
                                                                                            VCT PORTFOLIO         VCT PORTFOLIO

                                                                                              YEAR ENDED           YEAR ENDED
                                                                                               12/31/02             12/31/02

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $303,
   $35,272, $0, $157, $0, $0, $0 and $0, respectively)                                       $         -          $         -
  Interest (net of foreign taxes withheld of $0, $0, $0,
   $0, $0, $147, $0 and $0, respectively)                                                      2,609,364            1,074,897
  Income on securities loaned, net                                                                     -                    -
  Other                                                                                                -                  866
                                                                                             -----------          -----------
  Total investment income                                                                    $ 2,609,364          $ 1,075,763
                                                                                             -----------          -----------
EXPENSES:
  Management fees                                                                            $   275,302          $   284,823
  Transfer agent fees                                                                              1,460                1,494
  Distribution fees (Class II)                                                                         -                    -
  Administrative fees                                                                             37,500               37,500
  Custodian fees                                                                                  21,963               27,715
  Professional fees                                                                               32,836               29,588
  Printing                                                                                        31,698               43,220
  Fees and expenses of nonaffiliated trustees                                                      2,567                2,778
  Miscellaneous                                                                                    3,350               17,548
                                                                                             -----------          -----------
     Total expenses                                                                          $   406,676          $   444,666
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                                      (1,038)                   -
                                                                                             -----------          -----------
     Net expenses                                                                            $   405,638          $   444,666
                                                                                             -----------          -----------
        Net investment income (loss)                                                         $ 2,203,726          $   631,097
                                                                                             -----------          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                                               $   144,048          $    (5,413)
   Futures contracts                                                                                   -                    -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                                 -                    -
                                                                                             -----------          -----------
                                                                                             $   144,048          $    (5,413)
                                                                                             -----------          -----------
  Change in net unrealized gain or loss from:
   Investments                                                                               $ 2,378,668          $         -
   Futures contracts                                                                                   -                    -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                                 -                    -
                                                                                             -----------          -----------
                                                                                             $ 2,378,668          $         -
                                                                                             -----------          -----------
  Net gain (loss) on investments, futures contracts and foreign currency transactions        $ 2,522,716          $    (5,413)
                                                                                             ===========          ===========
  Net increase (decrease) in net assets resulting from operations                            $ 4,726,442          $   625,684
                                                                                             ===========          ===========

   The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST                PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             PIONEER                        PIONEER
                                                                        EMERGING MARKETS                     EUROPE
                                                                          VCT PORTFOLIO                   VCT PORTFOLIO

                                                                      YEAR          YEAR             YEAR            YEAR
                                                                      ENDED         ENDED            ENDED           ENDED
                                                                    12/31/02       12/31/01         12/31/02        12/31/01
FROM OPERATIONS:
Net investment income (loss)                                      $     72,830    $    175,830    $     77,492    $     34,589
Net realized gain (loss) on investments, futures
and foreign currency transactions                                     (878,970)     (4,579,971)     (3,024,509)     (2,973,541)
Change in net unrealized gain or loss
   on investments, futures contracts and
   foreign currency transactions                                       220,065       3,179,092         488,028      (1,033,979)
                                                                  ------------    ------------    ------------    ------------
     Net increase (decrease) in net assets
       resulting from operations                                  $   (586,075)     (1,225,049)   $ (2,458,989)   $ (3,972,931)
                                                                  ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                        $    (59,364)   $          -    $          -    $   (236,230)
   Class II                                                            (40,352)              -               -            (832)
Net realized gain
   Class I                                                                   -               -               -               -
   Class II                                                                  -               -               -               -
Tax return of capital
   Class I                                                                   -               -               -               -
   Class II                                                                  -               -               -               -
                                                                  ------------    ------------    ------------    ------------
     Total distributions to shareowners                           $    (99,716)   $          -    $          -    $   (237,062)
                                                                  ------------    ------------    ------------    ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  $ 10,385,105    $ 11,680,929    $ 23,204,325    $ 38,742,267
Reinvestment of distributions                                           99,013               -               -         237,062
Cost of shares repurchased                                          (9,817,734)    (10,962,545)    (23,035,621)    (40,428,006)
                                                                  ------------    ------------    ------------    ------------
     Net increase (decrease) in net assets
       resulting from fund share transactions                     $    666,384    $    718,384         168,704      (1,448,677)
                                                                  ------------    ------------    ------------    ------------
     Net increase (decrease) in net assets                        $    (19,407)   $   (506,665)   $ (2,290,285)   $ (5,658,670)
                                                                  ============    ============    ============    ============
NET ASSETS:
Beginning of period                                               $ 14,757,727    $ 15,264,392    $ 12,815,134    $ 18,473,804
                                                                  ------------    ------------    ------------    ------------
End of period                                                     $ 14,738,320    $ 14,757,727    $ 10,524,849    $ 12,815,134
                                                                  ============    ============    ============    ============
Accumulated undistributed/(distributions in excess of)
   net investment income (loss)                                   $     55,545    $     98,043    $     39,388    $    (10,358)
                                                                  ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                                                                              PIONEER                         PIONEER
                                                                           INTERNATIONAL                SCIENCE & TECHNOLOGY
                                                                        VALUE VCT PORTFOLIO                 VCT PORTFOLIO

                                                                      YEAR             YEAR             YEAR            YEAR
                                                                      ENDED            ENDED            ENDED           ENDED
                                                                     12/31/02         12/31/02        12/31/01        12/31/02
FROM OPERATIONS:
Net investment income (loss)                                      $     169,644    $      81,184    $    (43,242)   $    (67,707)
Net realized gain (loss) on investments, futures
and foreign currency transactions                                    (6,311,159)      (5,610,062)     (4,550,080)     (3,538,759)
Change in net unrealized gain or loss
   on investments, futures contracts and
   foreign currency transactions                                      2,383,686       (4,834,827)      1,570,284         691,916
                                                                  -------------    -------------    ------------    ------------
     Net increase (decrease) in net assets
       resulting from operations                                  $   3,757,829    $ (10,363,705)   $ (3,023,038)   $ (2,914,550)
                                                                  -------------    -------------    ------------    ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                        $     (43,705)   $     (87,963)   $          -    $          -
   Class II                                                                   -                -               -               -
Net realized gain
   Class I                                                                    -                -               -               -
   Class II                                                                   -                -               -               -
Tax return of capital
   Class I                                                                    -                -               -               -
   Class II                                                                   -                -               -               -
                                                                  -------------    -------------    ------------    ------------
     Total distributions to shareowners                           $     (43,705)   $     (87,963)   $          -    $          -
                                                                  -------------    -------------    ------------    ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  $   6,017,712    $  70,576,658    $    907,513    $  3,150,210
Reinvestment of distributions                                            43,705           87,961               -               -
Cost of shares repurchased                                          (13,071,764)     (76,509,475)     (2,368,785)     (2,096,446)
                                                                  -------------    -------------    ------------    ------------
     Net increase (decrease) in net assets
       resulting from fund share transactions                        (7,010,347)      (5,844,856)   $ (1,461,272)   $  1,053,764
                                                                  -------------    -------------    ------------    ------------
     Net increase (decrease) in net assets                        $ (10,811,881)   $ (16,296,524)   $ (4,484,310)   $ (1,860,786)
                                                                  =============    =============    ============    ============
NET ASSETS:
Beginning of period                                               $  32,083,202    $  48,379,726    $  5,984,427    $  7,845,213
                                                                  -------------    -------------    ------------    ------------
End of period                                                     $  21,271,321    $  32,083,202    $  1,500,117    $  5,984,427
                                                                  =============    =============    ============    ============
Accumulated undistributed/(distributions in excess of)
   net investment income (loss)                                   $     145,649    $      39,785    $          -    $          -
                                                                  =============    =============    ============    ============

                                                                              PIONEER
                                                                          SMALL CAP VALUE
                                                                           VCT PORTFOLIO

                                                                      YEAR           11/8/01
                                                                      ENDED            TO
                                                                    12/31/02        12/31/01
FROM OPERATIONS:
Net investment income (loss)                                      $     (2,200)   $        251
Net realized gain (loss) on investments, futures
and foreign currency transactions                                     (704,976)              -
Change in net unrealized gain or loss
   on investments, futures contracts and
   foreign currency transactions                                      (768,908)         17,037
                                                                  ------------    ------------
     Net increase (decrease) in net assets
       resulting from operations                                  $ (1,476,084)   $     17,288
                                                                  ------------    ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                        $       (188)   $          -
   Class II                                                                  -               -
Net realized gain
   Class I                                                                 (62)              -
   Class II                                                                  -               -
Tax return of capital
   Class I                                                                   -               -
   Class II                                                                  -               -
                                                                  ------------    ------------
     Total distributions to shareowners                           $       (250)   $          -
                                                                  ------------    ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  $ 11,382,894    $    387,019
Reinvestment of distributions                                              247               -
Cost of shares repurchased                                          (3,807,810)            (93)
                                                                  ------------    ------------
     Net increase (decrease) in net assets
       resulting from fund share transactions                     $  7,575,331    $    386,926
                                                                  ------------    ------------
     Net increase (decrease) in net assets                        $  6,098,997    $    404,214
                                                                  ============    ============
NET ASSETS:
Beginning of period                                               $    504,214    $    100,000
                                                                  ------------    ------------
End of period                                                     $  6,603,211    $    504,214
                                                                  ============    ============
Accumulated undistributed/(distributions in excess of)
   net investment income (loss)                                   $          1    $        233
                                                                  ============    ============

   The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST                PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              PIONEER                           PIONEER
                                                                           SMALL COMPANY                    MID CAP VALUE
                                                                           VCT PORTFOLIO                    VCT PORTFOLIO

                                                                      YEAR            1/19/01           YEAR             YEAR
                                                                      ENDED             TO              ENDED            ENDED
                                                                     12/31/02         12/31/01         12/31/02         12/31/01
FROM OPERATIONS:
Net investment income (loss)                                      $      (2,253)   $       3,557    $     692,951    $     540,376
Net realized gain (loss) on investments, futures
   contracts and foreign currency transactions                         (290,679)        (136,087)        (604,669)       4,935,624
Change in net unrealized gain or loss
   on investments, futures contracts and
   foreign currency transactions                                     (1,085,816)         199,547      (24,313,838)       2,060,615
                                                                  -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from operations                                  $  (1,378,748)   $      67,017    $ (24,225,556)   $   7,536,615
                                                                  -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                        $      (1,223)   $           -    $    (418,823)   $    (656,496)
   Class II                                                                (819)               -         (123,345)         (15,547)
Net realized gain
   Class I                                                                    -                -       (3,695,361)      (9,641,505)
   Class II                                                                   -                -       (1,420,452)        (273,726)
Tax return of capital
   Class I                                                                    -                -                -                -
   Class II                                                                   -                -                -                -
                                                                  -------------    -------------    -------------    -------------
     Total distributions to shareowners                           $      (2,042)   $           -    $  (5,657,981)   $ (10,587,274)
                                                                  -------------    -------------    -------------    -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  $   6,456,212    $   4,098,807    $ 113,623,860    $  32,906,239
Reinvestment of distributions                                             2,009                -        5,657,981       10,587,274
Cost of shares repurchased                                           (1,530,967)        (952,854)     (46,207,577)     (15,317,950)
                                                                  -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions                     $   4,927,254    $   3,145,953    $  73,074,264    $  28,175,563
                                                                  -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets                        $   3,546,464    $   3,212,970    $  43,190,727    $  25,124,904
                                                                  =============    =============    =============    =============
NET ASSETS:
Beginning of year                                                 $   3,312,970    $     100,000    $ 138,534,506    $ 113,409,602
                                                                  -------------    -------------    -------------    -------------
End of year                                                       $   6,859,434    $   3,312,970    $ 181,725,233    $ 138,534,506
                                                                  =============    =============    =============    =============
Accumulated undistributed/(distributions in
   excess of) net investment income (loss)                        $         615    $       3,516    $     674,234    $     540,368
                                                                  =============    =============    =============    =============

   The accompanying notes are an integral part of these financial statements.

                                                                               PIONEER                         PIONEER
                                                                            GROWTH SHARES                 REAL ESTATE SHARES
                                                                            VCT PORTFOLIO                    VCT PORTFOLIO

                                                                      YEAR             YEAR             YEAR             YEAR
                                                                      ENDED            ENDED            ENDED            ENDED
                                                                    12/31/02         12/31/01         12/31/02         12/31/01
FROM OPERATIONS:
Net investment income (loss)                                      $       4,320    $      55,350    $   2,492,943    $   1,774,001
Net realized gain (loss) on investments, futures
   contracts and foreign currency transactions                      (21,487,880)     (11,086,878)       1,113,384        1,316,449
Change in net unrealized gain or loss
   on investments, futures contracts and
   foreign currency transactions                                     (2,222,350)      (8,189,437)      (3,941,737)        (214,377)
                                                                  -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from operations                                  $ (23,705,910)   $ (19,220,965)   $    (335,410)   $   2,876,073
                                                                  -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                        $     (55,371)   $           -    $  (1,521,318)   $  (1,273,930)
   Class II                                                                   -                -       (1,232,076)        (192,618)
Net realized gain
   Class I                                                                    -                -                -                -
   Class II                                                                   -                -                -                -
Tax return of capital
   Class I                                                                    -                -                -         (370,000)
   Class II                                                                   -                -                -         (134,299)
                                                                  -------------    -------------    -------------    -------------
     Total distributions to shareowners                           $     (55,371)   $           -    $  (2,753,394)   $  (1,970,847)
                                                                  -------------    -------------    -------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  $   1,191,751    $   3,166,154    $  39,665,103    $  19,273,192
Reinvestment of distributions                                            55,371                -        2,753,394        1,970,846
Cost of shares repurchased                                          (15,591,853)     (16,888,804)     (22,469,623)     (11,903,887)
                                                                  -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions                     $ (14,344,731)   $ (13,722,650)   $  19,948,875    $   9,340,151
                                                                  -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets                        $ (38,106,012)   $ (32,943,615)   $  16,860,071    $  10,245,377
                                                                  =============    =============    =============    =============
NET ASSETS:
Beginning of year                                                 $  73,114,578    $ 106,058,193    $  44,997,713    $  34,752,336
                                                                  -------------    -------------    -------------    -------------
End of year                                                       $  35,008,566    $  73,114,578    $  61,857,533    $  44,997,713
                                                                  =============    =============    =============    =============
Accumulated undistributed/(distributions in
   excess of) net investment income (loss)                        $       4,299    $      55,350    $     137,996    $     103,629
                                                                  =============    =============    =============    =============

                                                                             PIONEER
                                                                               FUND
                                                                          VCT PORTFOLIO

                                                                       YEAR            YEAR
                                                                       ENDED           ENDED
                                                                     12/31/02         12/31/01
FROM OPERATIONS:
Net investment income (loss)                                      $   2,080,084    $   1,728,049
Net realized gain (loss) on investments, futures
   contracts and foreign currency transactions                      (18,575,951)      (6,877,079)
Change in net unrealized gain or loss
   on investments, futures contracts and
   foreign currency transactions                                    (27,945,273)     (20,287,635)
                                                                  -------------    -------------
     Net increase (decrease) in net assets
       resulting from operations                                  $ (44,441,140)   $ (25,436,665)
                                                                  -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                        $  (1,805,575)   $  (1,709,836)
   Class II                                                            (263,066)         (44,564)
Net realized gain
   Class I                                                                    -      (10,092,777)
   Class II                                                                   -         (266,764)
Tax return of capital
   Class I                                                                    -                -
   Class II                                                                   -                -
                                                                  -------------    -------------
     Total distributions to shareowners                           $  (2,068,641)   $ (12,113,941)
                                                                  -------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  $  54,299,089    $  34,292,085
Reinvestment of distributions                                         2,068,642       12,113,941
Cost of shares repurchased                                          (43,581,678)     (22,023,265)
                                                                  -------------    -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions                        12,786,053       24,382,761
                                                                  -------------    -------------
     Net increase (decrease) in net assets                        $ (33,723,728)   $ (13,167,845)
                                                                  =============    =============
NET ASSETS:
Beginning of year                                                 $ 211,833,949    $ 225,001,794
                                                                  -------------    -------------
End of year                                                       $ 178,110,221    $ 211,833,949
                                                                  =============    ============
Accumulated undistributed/(distributions in
   excess of) net investment income (loss)                        $      10,888    $           -
                                                                  =============    ============

   The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST                PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             PIONEER                          PIONEER
                                                                          EQUITY INCOME                       BALANCED
                                                                          VCT PORTFOLIO                     VCT PORTFOLIO

                                                                      YEAR            YEAR             YEAR             YEAR
                                                                      ENDED           ENDED            ENDED            ENDED
                                                                    12/31/02        12/31/01         12/31/02         12/31/01
FROM OPERATIONS:
Net investment income (loss)                                     $   4,268,983    $   3,691,056    $     807,085    $   1,401,746
Net realized gain (loss) on investments, futures
   and foreign currency transactions                                (8,261,714)      (6,665,510)      (5,427,861)         573,028
Change in net unrealized gain or loss
   on investments, futures contracts and
   foreign currency transactions                                   (27,486,806)     (10,488,128)      (1,161,669)      (3,329,816)
                                                                 -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from operations                                 $ (31,479,537)   $ (13,462,582)   $  (5,782,445)   $  (1,355,042)
                                                                 -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                       $  (3,650,009)   $  (3,052,837)   $    (838,807)   $  (1,442,511)
   Class II                                                           (551,010)        (223,207)               -                -
Net realized gain
   Class I                                                                   -       (8,849,466)               -                -
   Class II                                                                  -         (722,538)               -                -
Tax return of capital
   Class I                                                                   -                -                -                -
   Class II                                                                  -                -                -                -
                                                                 -------------    -------------    -------------    -------------
       Total distributions to shareowners                        $  (4,201,019)   $ (12,848,048)   $    (838,807)   $  (1,442,511)
                                                                 -------------    -------------    -------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 $  49,351,660    $  27,638,919    $   2,188,541    $   4,230,959
Reinvestment of distributions                                        4,201,019       12,848,045          838,807        1,442,511
Cost of shares repurchased                                         (39,497,483)     (22,585,604)     (10,447,197)      (5,531,558)
                                                                 -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions                       14,055,196       17,901,360       (7,419,849)         141,912
                                                                 -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets                       $ (21,625,360)   $  (8,409,270)   $ (14,041,101)   $  (2,655,641)
                                                                 =============    =============    =============    =============
NET ASSETS:
Beginning of year                                                $ 181,966,853    $ 190,376,123    $  56,889,730    $  59,545,371
                                                                 -------------    -------------    -------------    -------------
End of year                                                      $ 160,341,493    $ 181,966,853    $  42,848,629    $  56,889,730
                                                                 =============    =============    =============    =============
Accumulated undistributed/(distributions in
   excess of) net investment income (loss)                       $   1,149,345    $     638,155    $      50,160    $      12,227
                                                                 =============    =============    =============    =============

   The accompanying notes are an integral part of these financial statements.

                                                                            PIONEER                           PIONEER
                                                                           HIGH YIELD                    STRATEGIC INCOME
                                                                         VCT PORTFOLIO                     VCT PORTFOLIO

                                                                     YEAR            YEAR            YEAR            YEAR
                                                                     ENDED           ENDED           ENDED           ENDED
                                                                    12/31/02       12/31/01        12/31/02        12/31/01
FROM OPERATIONS:
Net investment income (loss)                                     $  3,533,031    $  1,620,299    $    713,959    $    422,623
Net realized gain (loss) on investments, futures
   and foreign currency transactions                                 (323,145)       (368,034)        138,737        (158,426)
Change in net unrealized gain or loss
   on investments, futures contracts and
   foreign currency transactions                                   (3,825,540)        834,812         332,245         102,671
                                                                 ------------    ------------    ------------    ------------
     Net increase (decrease) in net assets
       resulting from operations                                 $   (615,654)   $  2,087,077    $  1,184,941    $    366,868
                                                                 ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                       $ (3,519,047)   $ (1,620,134)   $   (692,603)   $   (421,844)
   Class II                                                           (17,625)           (454)              -               -
Net realized gain
   Class I                                                                  -        (155,896)              -               -
   Class II                                                                 -             (22)              -               -
Tax return of capital
   Class I                                                                  -               -               -         (36,411)
   Class II                                                                 -               -               -               -
                                                                 ------------    ------------    ------------    ------------
       Total distributions to shareowners                        $ (3,536,672)   $ (1,776,506)   $   (692,603)   $   (458,255)
                                                                 ------------    ------------    ------------    ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 $ 23,512,319    $ 32,396,616    $ 10,603,630    $  6,074,237
Reinvestment of distributions                                       3,490,787       1,726,779         660,491         419,135
Cost of shares repurchased                                        (13,871,749)     (8,923,031)     (4,543,210)     (2,187,997)
                                                                 ------------    ------------    ------------    ------------
     Net increase (decrease) in net assets
       resulting from fund share transactions                      13,131,357      25,200,364       6,720,911       4,305,375
                                                                 ------------    ------------    ------------    ------------
     Net increase (decrease) in net assets                       $  8,979,031    $ 25,510,935    $  7,213,249    $  4,213,988
                                                                 ============    ============    ============    ============
NET ASSETS:
Beginning of year                                                $ 32,359,490    $  6,848,555    $  7,479,125    $  3,265,137
                                                                 ------------    ------------    ------------    ------------
End of year                                                      $ 41,338,521    $ 32,359,490    $ 14,692,374    $  7,479,125
                                                                 ============    ============    ============    ============
Accumulated undistributed/(distributions in
   excess of) net investment income (loss)                       $       (465)   $      1,128    $     53,333    $     (6,377)
                                                                 ============    ============    ============    ============

                                                                            PIONEER
                                                                        AMERICA INCOME
                                                                        VCT PORTFOLIO

                                                                     YEAR            YEAR
                                                                     ENDED           ENDED
                                                                   12/31/02        12/31/01
FROM OPERATIONS:
Net investment income (loss)                                     $  2,203,726    $  1,764,497
Net realized gain (loss) on investments, futures
   and foreign currency transactions                                  144,048         406,385
Change in net unrealized gain or loss
   on investments, futures contracts and
   foreign currency transactions                                    2,378,668        (239,969)
                                                                 ------------    ------------
     Net increase (decrease) in net assets
       resulting from operations                                 $  4,726,442    $  1,930,913
                                                                 ------------    ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                       $ (2,315,833)   $ (1,825,295)
   Class II                                                                 -               -
Net realized gain
   Class I                                                                  -               -
   Class II                                                                 -               -
Tax return of capital
   Class I                                                                  -               -
   Class II                                                                 -               -
                                                                 ------------    ------------
       Total distributions to shareowners                        $ (2,315,833)   $ (1,825,295)
                                                                 ------------    ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 $ 43,606,478    $ 19,673,327
Reinvestment of distributions                                       2,315,834       1,825,623
Cost of shares repurchased                                        (16,163,107)    (10,014,969)
                                                                 ------------    ------------
     Net increase (decrease) in net assets
       resulting from fund share transactions                    $ 29,759,205    $ 11,483,981
                                                                 ------------    ------------
     Net increase (decrease) in net assets                       $ 32,169,814    $ 11,589,599
                                                                 ============    ============
NET ASSETS:
Beginning of year                                                $ 37,380,965    $ 25,791,366
                                                                 ------------    ------------
End of year                                                      $ 69,550,779    $ 37,380,965
                                                                 ============    ============
Accumulated undistributed/(distributions in
   excess of) net investment income (loss)                       $   (112,236)   $    (51,306)
                                                                 ============    ============

   The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST                PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               PIONEER
                                                                                             MONEY MARKET
                                                                                            VCT PORTFOLIO

                                                                                        YEAR             YEAR
                                                                                        ENDED            ENDED
                                                                                       12/31/02         12/31/01
FROM OPERATIONS:
Net investment income (loss)                                                        $     631,097    $   1,308,126
Net realized gain (loss) on investments                                                    (5,413)          40,142
Change in net unrealized gain or loss on investments, futures contracts
   and foreign currency transactions                                                            -                -
                                                                                    -------------    -------------
     Net increase (decrease) in net assets resulting from operations                $     625,684    $   1,348,268
                                                                                    -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                                          $    (631,097)   $  (1,308,126)
   Class II                                                                                     -                -
Net realized gain
   Class I                                                                                (41,701)               -
   Class II                                                                                     -                -
Tax return of capital
   Class I                                                                                      -                -
   Class II                                                                                     -                -
                                                                                    -------------    -------------
       Total distributions to shareowners                                           $    (672,798)   $  (1,308,126)
                                                                                    -------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                    $  65,817,777    $ 248,134,869
Reinvestment of distributions                                                             672,789        1,309,719
Cost of shares repurchased                                                            (56,467,574)    (236,919,305)
                                                                                    -------------    -------------
     Net increase (decrease) in net assets resulting from fund share transactions   $  10,022,992    $  12,525,283
                                                                                    -------------    -------------
     Net increase (decrease) in net assets                                          $   9,975,878    $  12,565,425
                                                                                    =============    =============
NET ASSETS:
Beginning of year                                                                   $  49,544,815    $  36,979,390
                                                                                    -------------    -------------
End of year                                                                         $  59,520,693    $  49,544,815
                                                                                    =============    =============
Accumulated undistributed/(distributions in excess of)
   net investment income (loss)                                                     $           -    $           -
                                                                                    =============    =============

   The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 12/31/02

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of sixteen separate portfolios (collectively, the Portfolios, individually the Portfolio) as follows:

DIVERSIFIED PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio) Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio)
     (Formerly International Growth Portfolio)
   Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio) Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio)

NON-DIVERSIFIED PORTFOLIOS:

   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio)
     (formerly Real Estate Growth Portfolio)
   Pioneer Science & Technology VCT Portfolio (Science & Technology Portfolio)
     (liquidated as of close of business on January 24, 2003)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

The investment objective of Emerging Markets Portfolio, Europe Portfolio and International Value Portfolio is to seek long-term capital growth. Science & Technology Portfolio seeks capital appreciation by investing primarily in stocks of companies expected to benefit from the development, advancement or use of science or technology. Small Company Portfolio and Small Cap Value Portfolio seeks capital appreciation. Mid Cap Value Portfolio and Growth Shares Portfolio seek capital appreciation. Real Estate Shares Portfolio pursues long-term capital growth, with current income as a secondary objective. Fund Portfolio seeks reasonable income and growth of capital. Equity Income Portfolio seeks current income and long-term capital growth. Balanced Portfolio's investment objectives are capital growth and current income. High Yield Portfolio seeks to maximize total return through a combination of income and capital appreciation. Strategic Income Portfolio seeks to produce a high level of current income. America Income Portfolio seeks a high level of current income as consistent with preservation of capital. Money Market Portfolio invests for current income consistent with preserving capital and providing liquidity.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Temporary cash investments and securities held by Money Market Portfolio are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes (see Note 9).

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

   Because the Real Estate Shares Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

   Emerging Markets and International Value Portfolios' investments in emerging markets or countries with limited or developing markets may subject the Portfolios to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolios' investments and income generated by these investments, as well as the Portfolios' ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in certain foreign countries, such as India, and the Portfolios may be unable to sell portfolio securities until the registration process is completed.

   The High Yield Portfolio invests in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Portfolio is not diversified, which means that it can invest a higher percentage of its asset in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

   Small capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

   In addition, the non-diversified Portfolios have concentrations in certain asset types, which may subject the Portfolios to additional risks. Further description of these risks is included in the Trust's Prospectus.

B. FUTURES CONTRACTS

   The Portfolios may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolios, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolios. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2002, open contracts were as follows:

                                                 NUMBER OF
                                                 CONTRACTS          SETTLEMENT                                UNREALIZED
PORTFOLIO                         TYPE           LONG/SHORT           MONTH             MARKET VALUE          GAIN/(LOSS)
--------------------------------------------------------------------------------------------------------------------------
Small Company Portfolio        Russell 2000          2                Mar-03             $ 383,200            $ (9,764)
Small Cap Value Portfolio      Russell 2000          1                Mar-03             $ 191,600            $ (4,882)

C. FOREIGN CURRENCY TRANSLATION

   The books and records of the Portfolios are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. FORWARD FOREIGN CURRENCY CONTRACTS

   Certain Portfolios are authorized to enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolios' financial statements. The Portfolios record realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see
   Note 8).

E. TAXES

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolios may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2002, no such taxes were paid.

   In determining the daily net asset value, the Portfolios estimate the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of December 31, 2002, the Portfolios had no reserves related to capital gains taxes or taxes on the repatriation of foreign currencies.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   A portion of the dividend income recorded by the Real Estate Shares Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Trust as a reduction of the cost basis of the securities held.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2002, certain Portfolios had capital loss carryforwards as follows:

                                                                                                             YEARS OF
PORTFOLIO                                                                                AMOUNT             EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio                                                         $  8,383,090          2008 through 2010
Europe Portfolio                                                                      7,099,420          2008 through 2010
International Value Portfolio                                                        14,831,969          2007 through 2010
Science & Technology Portfolio                                                        7,063,706          2008 through 2010
Small Cap Value Portfolio                                                               508,261                2010
Small Company Portfolio                                                                 328,260          2009 through 2010
Mid Cap Value Portfolio                                                                 879,730                2010
Growth Shares Portfolio                                                              33,198,313          2008 through 2010
Real Estate Shares Portfolio                                                          2,857,774          2007 through 2008
Fund Portfolio                                                                       20,927,218          2009 through 2010
Balanced Portfolio                                                                    3,686,550          2006 through 2010
Equity Income Portfolio                                                              12,735,231          2009 through 2010
High Yield Portfolio                                                                    631,431          2009 through 2010
Strategic Income Portfolio                                                               77,621          2007 through 2010
America Income Portfolio                                                                382,424          2008 through 2010
Money Market Portfolio                                                                    5,413                2010

   The following Portfolios elected to defer capital and/or currency losses recognized between November 1, 2002 and December 31, 2002 to their fiscal year ending December 31, 2003.

                                                                                     CAPITAL                 CURRENCY
PORTFOLIO                                                                            LOSSES                   LOSSES
--------------------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio                                                         $    218,701              $      -
Europe Portfolio                                                                        280,725                 6,336
International Value Portfolio                                                         1,289,601                   399
Science & Technology Portfolio                                                        1,913,370                     -
Small Cap Value Portfolio                                                                79,212                     -
Small Company Portfolio                                                                  70,671                    36
Mid Cap Value Portfolio                                                                       -                     -
Growth Shares Portfolio                                                               3,753,201                     -
Real Estate Shares Portfolio                                                                  -                     -
Fund Portfolio                                                                        4,582,695                     -
Equity Income Portfolio                                                               2,027,913                     -
Balanced Portfolio                                                                    2,859,248                     -
High Yield Portfolio                                                                     59,748                     -
Strategic Income Portfolio                                                                    -                25,962
America Income Portfolio                                                                  4,502                     -

   At December 31, 2002, certain Portfolios made reclassifications as described below. These reclassifications have no impact on the net asset values of the respective Portfolios and are designed to present the portfolios' capital accounts on a tax basis.

                                                                        ACCUMULATED NET       ACCUMULATED
                                                                           INVESTMENT        REALIZED GAIN/
PORTFOLIO                                                                 INCOME/LOSS             LOSS             PAID-IN CAPITAL
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio                                               $ (15,612)            $  15,612             $       -
Europe Portfolio                                                           (27,746)               27,746                     -
International Value Portfolio                                              (20,075)               20,075                     -
Science & Technology Portfolio                                             (43,242)                    -               (43,242)
Small Company Portfolio                                                      1,394                   880                (2,274)
Small Cap Value Portfolio                                                    2,156                   340                (2,496)
Mid-Cap Value Portfolio                                                    (16,917)               16,917                     -
Growth Shares Portfolio                                                          -                    (2)                    2
Real Estate Shares Portfolio                                               294,818               359,873              (654,691)
Fund Portfolio                                                                (555)                  555                     -
Equity Income Portfolio                                                    443,146              (209,574)             (233,572)
Balanced Portfolio                                                          69,565               (69,565)                    -
High Yield Portfolio                                                         2,048                     -                (2,048)
Strategic Income Portfolio                                                  38,354               (38,354)                    -
America Income Portfolio                                                    51,117               (51,117)                    -

   The following shows the tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 as well as the components of distributable earnings (accumulated losses) on a tax basis as of December 31, 2002. These amounts do not include the capital loss carryforwards detailed above.

                                                        PIONEER
                                                        EMERGING                                       PIONEER
                                                         MARKETS                                        EUROPE
                                                      VCT PORTFOLIO                                 VCT PORTFOLIO
                                              2002                   2001                  2002                         2001
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                            $   99,716             $        -          $          -                $    237,062
Long-Term capital gain                              -                      -                     -                           -
                                        --------------------------------------------------------------------------------------
                                           $   99,716             $        -          $          -                $    237,062
Return of Capital                                   -                      -                     -                           -
                                        --------------------------------------------------------------------------------------
  Total distributions                      $   99,716             $        -          $          -                $    237,062
                                        --------------------------------------------------------------------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income              $   86,208             $   99,384          $     45,638                $          -
Undistributed long-term gain                        -                      -                     -                           -
Unrealized appreciation (depreciation)       (576,471)              (910,579)           (1,932,847)                 (1,276,794)
                                        --------------------------------------------------------------------------------------
  Total                                    $ (490,263)            $ (811,195)         $ (1,887,209)               $ (1,276,794)
                                        ======================================================================================

                                                                      PIONEER                               PIONEER
                                                                    INTERNATIONAL                          SCIENCE &
                                                                       VALUE                               TECHNOLOGY
                                                                    VCT PORTFOLIO                        VCT PORTFOLIO
                                                             2002               2001                2002                2001
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                         $        43,705    $        87,963    $             -    $             -
Long-Term capital gain                                                -                  -                  -
                                                      --------------------------------------------------------------------------
                                                        $        43,705    $        87,963    $             -    $             -
Return of Capital                                                     -                  -                  -                  -
                                                      --------------------------------------------------------------------------
  Total distributions                                   $        43,705    $        87,963    $             -    $             -
                                                      --------------------------------------------------------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income                           $       146,048    $        43,420    $             -    $             -
Undistributed long-term gain                                          -                  -                  -                  -
Unrealized appreciation (depreciation)                       (1,412,832)        (3,805,098)          (964,710)        (2,783,843)
                                                      --------------------------------------------------------------------------
  Total                                                 $    (1,266,784)   $    (3,761,678)   $      (964,710)   $    (2,783,843)
                                                      ==========================================================================

                                                                     PIONEER                               PIONEER
                                                                    SMALL CAP                               SMALL
                                                                      VALUE                                COMPANY
                                                                  VCT PORTFOLIO                         VCT PORTFOLIO
                                                            2002               2001               2002             2001
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                         $        188       $          -      $      2,042       $          -
Long-Term capital gain                                            62                  -                 -                  -
                                                      ----------------------------------------------------------------------
                                                        $        250       $          -      $      2,042       $          -
Return of Capital                                                  -                  -                 -                  -
                                                      ----------------------------------------------------------------------
  Total distributions                                   $        250       $          -      $      2,042       $          -
                                                      ----------------------------------------------------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income                           $          -       $        214      $          -       $      2,588
Undistributed long-term gain                                       -                 15                 -                  -
Unrealized appreciation (depreciation)                      (864,578)            17,059          (912,357)           157,509
                                                      ----------------------------------------------------------------------
  Total                                                 $   (864,578)      $     17,288      $   (912,357)      $    160,097
                                                      ======================================================================

                                                                    PIONEER                              PIONEER
                                                                    MID CAP                              GROWTH
                                                                     VALUE                               SHARES
                                                                 VCT PORTFOLIO                        VCT PORTFOLIO
                                                            2002               2001              2002               2001
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                         $    944,511      $   1,217,006     $      55,371       $          -
Long-Term capital gain                                     4,173,470          9,370,268                 -                  -
                                                      --------------------------------------------------------------------------
                                                        $  5,117,981      $  10,587,274     $      55,371       $          -
Return of Capital                                                  -                  -                 -                  -
                                                      --------------------------------------------------------------------------
  Total distributions                                   $  5,117,981      $  10,587,274     $      55,371       $          -
                                                      --------------------------------------------------------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income                           $    674,234      $     941,390     $       4,299       $     55,350
Undistributed long-term gain                                       -          4,697,874                 -                  -
Unrealized appreciation (depreciation)                    (8,472,579)        15,566,198       (10,072,126)        (8,163,988)
                                                      --------------------------------------------------------------------------
  Total                                                 $ (7,798,345)     $  21,205,462     $ (10,067,827)      $ (8,108,638)
                                                      ==========================================================================

                                                             PIONEER
                                                           REAL ESTATE                                   PIONEER
                                                              SHARES                                      FUND
                                                          VCT PORTFOLIO                               VCT PORTFOLIO
                                                    2002                  2001                  2002                   2001
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                 $  2,753,394*         $  1,466,548         $   2,068,641          $  4,747,655
Long-Term capital gain                                     -                     -                     -             7,366,286
                                             ---------------------------------------------------------------------------------
                                                $  2,753,394*         $  1,466,548         $   2,068,641          $ 12,113,941
Return of Capital                                          -               504,299                     -                     -
                                             ---------------------------------------------------------------------------------
  Total distributions                           $  2,753,394          $  1,970,847         $   2,068,641          $ 12,113,941
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
                                             ---------------------------------------------------------------------------------
Undistributed ordinary income                   $          -          $          -         $      10,888          $          -
Undistributed long-term gain                               -                     -                     -                     -
Unrealized appreciation (depreciation)               481,432             4,521,174           (27,914,921)               42,033
                                             ---------------------------------------------------------------------------------
  Total                                         $    481,432          $  4,521,174         $ (27,904,033)         $     42,033
                                             =================================================================================

                                                              PIONEER
                                                              EQUITY                                    PIONEER
                                                              INCOME                                    BALANCED
                                                           VCT PORTFOLIO                              VCT PORTFOLIO
                                                    2002                  2001                 2002                  2001
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                 $   4,201,019        $   3,276,478        $     838,807         $   1,442,511
Long-Term capital gain                                      -            3,571,570                    -                     -
                                             --------------------------------------------------------------------------------
                                                $   4,201,019        $  12,848,048        $     838,807         $   1,442,511
Return of Capital                                           -                    -                    -                     -
                                             --------------------------------------------------------------------------------
  Total distributions                           $   4,201,019        $  12,848,048        $     838,807         $   1,442,511
                                             --------------------------------------------------------------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
                                             --------------------------------------------------------------------------------
Undistributed ordinary income                             $ -        $      82,260        $      28,790         $      18,604
Undistributed long-term gain                                -                    -                    -                     -
Unrealized appreciation (depreciation)              2,344,156           29,437,592             (804,193)              422,855
                                             --------------------------------------------------------------------------------
  Total                                         $   2,344,156        $  29,519,852        $    (775,403)        $     441,459
                                             ================================================================================

                                                             PIONEER                                     PIONEER
                                                               HIGH                                     STRATEGIC
                                                               YIELD                                     INCOME
                                                           VCT PORTFOLIO                              VCT PORTFOLIO
                                                      2002                 2001                 2002                 2001
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                 $     3,536,672      $     1,776,506      $       692,603       $     421,844
Long-Term capital gain                                        -                    -                    -
                                             --------------------------------------------------------------------------------
                                                $     3,536,672      $     1,776,506      $       692,603       $     421,844
Return of Capital                                             -                    -                    -              36,411
                                             --------------------------------------------------------------------------------
  Total distributions                           $     3,536,672      $     1,776,506      $       692,603       $     458,255
                                             --------------------------------------------------------------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income                   $             -      $         1,128      $        60,267       $           -
Undistributed long-term gain                                  -                    -                    -                   -
Unrealized appreciation (depreciation)               (3,491,064)             331,667              428,028              66,265
                                             --------------------------------------------------------------------------------
  Total                                         $    (3,491,064)     $       332,795      $       488,295       $      66,265
                                             ================================================================================

   * Included in the Portfolio's distribution from ordinary income is $677,466 in excess of investment company taxable income, which in accordance with U.S. tax law.

                                                                   PIONEER                                     PIONEER
                                                                   AMERICA                                     MONEY
                                                                   INCOME                                      MARKET
                                                                VCT PORTFOLIO                              VCT PORTFOLIO
                                                           2002                2001                2002                 2001
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                       $    2,315,833      $    1,825,295      $      672,798      $    1,308,126
                                                    ----------------------------------------------------------------------------
Long-Term capital gain                                             -                   -                   -
                                                      $    2,315,833      $    1,825,295      $      672,798      $    1,308,126
Return of Capital                                                  -                   -                   -                   -
                                                    ----------------------------------------------------------------------------
  Total distributions                                 $    2,315,833      $    1,825,295      $      672,798      $    1,308,126
                                                    ----------------------------------------------------------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income                         $          626      $          560      $            -      $       37,740
Undistributed long-term gain                                       -                   -                   -                   -
Unrealized appreciation (depreciation)                     2,317,608               3,734                   -                   -
                                                    ----------------------------------------------------------------------------
   Total                                              $    2,318,234      $        4,294      $            -      $       37,740
                                                    ============================================================================

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

F. PORTFOLIO SHARES

   The Portfolios record sales and repurchases of their Portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), $1,020,781 in commissions on the sale of trust shares for the year ended December 31, 2002. The High Yield, Strategic Income, America Income and Money Market Portfolios declare as daily dividends substantially all of their respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. SECURITIES LENDING

   The Portfolios lend securities in their portfolios to certain broker-dealers or other institutional investors, with the Portfolios' custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the loan securities that may occur during the term of the loan will be for account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at period end are disclosed on the balance sheet. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian. As of December 31, 2002, the Portfolio loaned securities having a fair value and received collateral as follows:

PORTFOLIO                                                                           FAIR VALUE           COLLATERAL HELD
----------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                                                    $   613,853            $   652,911
International Value                                                                     531,600                561,885
Small Cap Value                                                                         156,002                168,463
Small Company                                                                           538,886                561,158
Mid Cap Value                                                                         3,251,100              3,436,248
Real Estate Shares                                                                    6,658,165              6,846,260
Equity Income                                                                         3,713,246              3,829,450
High Yield                                                                            2,696,658              2,759,100
Strategic Income                                                                        346,322                354,730

H. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Portfolios, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolios, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rates:

                                                                                 MANAGEMENT FEE AS A PERCENTAGE
                                                                                  OF EACH PORTFOLIO'S AVERAGE
PORTFOLIO                                                                               DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio                                                                    1.15%
Europe Portfolio                                                                              1.00%
International Value Portfolio                                                                 1.00%
Science & Technology Portfolio                                                                0.75%
Small Cap Value Portfolio                                                                     0.75%
Small Company Portfolio                                                                       0.75%
Mid Cap Value Portfolio                                                                       0.65%
Growth Shares Portfolio                                                                       0.70%
Real Estate Shares Portfolio                                                                  0.80%
Fund Portfolio                                                                                0.65%
Equity Income Portfolio                                                                       0.65%
Balanced Portfolio                                                                            0.65%
High Yield Portfolio                                                                          0.65%
Strategic Income Portfolio                                                                    0.65%
America Income Portfolio                                                                      0.55%
Money Market Portfolio                                                                        0.50%

Prior to December 1, 2002, PIM had appointed Prudential Investment Management, Inc., as the subadviser for Balanced Portfolio. As compensation for its subadvisory services, PIM paid Prudential Investment Management, Inc., a management fee at the annual rate of 0.45% of the Portfolio's average daily net assets. On December 1, 2002 PIM terminated such subsidiary arrangement.

PIM has agreed not to impose a portion of its management fees and to assume other operating expenses for certain Portfolios to the extent necessary to limit expenses of Class I shares to the following percentages of the Portfolios' average daily net assets attributable to Class I shares:

                                                                                     EXPENSE LIMITATION AS A
                                                                                 PERCENTAGE OF EACH PORTFOLIO'S
PORTFOLIO                                                                            AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio                                                                    1.75%
Europe Portfolio                                                                              1.50%
Science & Technology Portfolio                                                                1.25%
Small Cap Value Portfolio                                                                     1.25%
Small Company Portfolio                                                                       1.25%
High Yield Portfolio                                                                          1.25%
Strategic Income Portfolio                                                                    1.25%

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios. At December 31, 2002, the following amounts were payable to PIM related to management fees, administrative fees and certain other services:

PORTFOLIO                                                                              AMOUNT
------------------------------------------------------------------------------------------------------------
Emerging Markets                                                                     $   17,051
Europe Portfolio                                                                          3,218
International Value Portfolio                                                            23,449
Science & Technology                                                                      3,125
Small Cap Value Portfolio                                                                 3,089
Small Company Portfolio                                                                   3,212
Mid Cap Value Portfolio                                                                 113,416
Growth Shares Portfolio                                                                  27,473
Real Estate Shares Portfolio                                                             49,288
Fund Portfolio                                                                          114,231
Equity Income Portfolio                                                                 101,156
Balanced Portfolio                                                                       29,695
High Yield Portfolio                                                                     27,881
Strategic Income Portfolio                                                               11,269
America Income Portfolio                                                                 38,453
Money Market Portfolio                                                                  31,8793

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. The following amounts in transfer agent fees payable to PIMSS were included in due to affiliates at December 31, 2002:

PORTFOLIO                                                                                AMOUNT
------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio                                                              $   232
Europe Portfolio                                                                            504
Science & Technology Portfolio                                                              129
Small Cap Value Portfolio                                                                 1,672
Small Company Portfolio                                                                   1,140
Mid Cap Value Portfolio                                                                     577
Growth Shares Portfolio                                                                     580
Real Estate Shares Portfolio                                                                498
Fund Portfolio                                                                              527
Equity Income Portfolio                                                                     736
Balanced Portfolio                                                                          108
High Yield Portfolio                                                                      1,111
Strategic Income Portfolio                                                                  270
America Income Portfolio                                                                     69
Money Market Portfolio                                                                      127

4. DISTRIBUTION PLANS

The Portfolios have adopted plans of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. The following amounts of distribution fees payable to PFD are included in due to affiliates at December 31, 2002:

PORTFOLIO                                                                               AMOUNT
-----------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio                                                             $  2,101
Europe Portfolio                                                                            409
Small Company Portfolio                                                                     789
Mid Cap Value Portfolio                                                                  13,914
Growth Shares Portfolio                                                                      63
Real Estate Shares Portfolio                                                              7,501
Fund Portfolio                                                                            8,485
Equity Income Portfolio                                                                   6,217
High Yield Portfolio                                                                         52

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2002, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

                                                                                                                       NET
                                                                                                                  APPRECIATION/
PORTFOLIO                                  TAX COST             APPRECIATION          DEPRECIATION               (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio              $  15,652,888          $   1,107,852        $   (1,684,593)              $    (576,741)
Europe Portfolio                           12,262,209                194,266            (2,132,272)                 (1,938,006)
International Value Portfolio              23,485,944              2,007,647            (3,428,897)                 (1,421,250)
Science & Technology Portfolio              2,351,902                 77,479            (1,042,189)                   (964,710)
Small Cap Value Portfolio                   6,936,397                234,827            (1,103,904)                   (869,077)
Small Company Portfolio                     7,734,101                214,675            (1,172,042)                   (912,367)
Mid Cap Value Portfolio                   192,940,730              7,825,983           (16,298,562)                 (8,472,579)
Growth Shares Portfolio                    44,714,520                480,081           (10,552,207)                (10,072,126)
Real Estate Shares Portfolio               65,511,961              4,435,612            (3,954,180)                    481,432
Fund Portfolio                            206,553,624             10,296,903           (38,211,824)                (27,914,921)
Equity Income Portfolio                   160,512,901             18,029,823           (15,685,667)                  2,344,156
Balanced Portfolio                         46,272,254                965,632            (1,765,825)                   (804,193)
High Yield Portfolio                       47,523,151              1,410,773            (4,901,837)                 (3,491,064)
Strategic Income Portfolio                 14,506,631                851,105              (430,100)                    421,005
America Income Portfolio                   68,190,812              2,344,932               (27,324)                  2,317,608
Money Market Portfolio                     58,881,324                      -                     -                           -

6. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2002, were as follows:

PORTFOLIO                                                   PURCHASES                                          SALES
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio                              $    20,633,733                                  $     18,857,133
Europe Portfolio                                             11,657,303                                        11,115,581
International Value Portfolio                                 8,174,073                                        14,291,317
Science & Technology Portfolio                                1,223,995                                         2,689,747
Small Cap Value Portfolio                                     9,006,533                                         2,132,736
Small Company Portfolio                                       7,588,985                                         2,987,085
Mid Cap Value Portfolio                                     167,664,603                                       108,610,009
Growth Shares Portfolio                                      43,324,012                                        56,438,967
Real Estate Shares Portfolio                                 37,206,432                                        15,926,418
Fund Portfolio                                               29,426,669                                        21,746,989
Equity Income Portfolio                                      30,236,654                                        30,031,849
Balanced Portfolio                                           51,772,655                                        57,211,792
High Yield Portfolio                                         28,022,909                                        15,440,711
Strategic Income Portfolio                                    9,640,191                                         4,108,845
America Income Portfolio                                              -                                                 -
Money Market Portfolio                                    1,216,950,749                                     1,216,704,862

The cost of purchases and the proceeds from sales of long-term U.S. Government obligations for the year ended December 31, 2002, were as follows:

PORTFOLIO                                                    PURCHASES                                           SALES
--------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                                        $  28,533,906                                     $  24,873,263
Strategic Income Portfolio                                    2,410,856                                         1,184,554
America Income Portfolio                                     54,791,248                                        26,319,521
Money Market Portfolio                                       20,199,903                                        10,335,000

7. CAPITAL SHARES

At December 31, 2002, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                '02 SHARES             '02 AMOUNT           '01 SHARES              '01 AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO
CLASS I:
Shares sold                                        379,032          $     4,494,546            253,204           $     2,885,183
Reinvestment of distributions                        4,888                   58,661                  -                         -
Shares repurchased                                (464,371)              (5,189,233)          (419,620)               (4,818,588)
                                            ------------------------------------------------------------------------------------
  Net increase (decrease)                          (80,451)         $      (636,026)          (166,416)          $    (1,933,405)
                                            ====================================================================================
CLASS II:
Shares sold                                        496,055          $     5,890,559            776,451           $     8,795,746
Reinvestment of distributions                        3,374                   40,352                  -                         -
Shares repurchased                                (395,832)              (4,628,501)          (555,217)               (6,143,957)
                                            ------------------------------------------------------------------------------------
  Net increase (decrease)                          103,597          $     1,302,410            221,234           $     2,651,789
                                            ====================================================================================
EUROPE PORTFOLIO
CLASS I:
Shares sold                                        933,302          $     7,424,556          4,104,238           $    38,303,244
Reinvestment of distributions                            -                        -             27,278                   236,230
Shares repurchased                              (1,132,763)              (8,859,398)        (4,324,955)              (40,384,270)
                                            ------------------------------------------------------------------------------------
  Net increase (decrease)                         (199,462)         $    (1,434,842)          (193,439)          $    (1,844,796)
                                            ====================================================================================
CLASS II:
Shares sold                                      2,117,532          $    15,779,769             52,860           $       439,023
Reinvestment of distributions                            -                        -                 96                       832
Shares repurchased                              (1,893,113)             (14,176,224)            (4,918)                  (43,736)
                                            ------------------------------------------------------------------------------------
  Net increase (decrease)                          224,419          $     1,603,546             48,038           $       396,119
                                            ====================================================================================
INTERNATIONAL VALUE PORTFOLIO:
CLASS I:
Shares sold                                        682,924          $     6,017,712          6,950,497           $    70,576,658
Reinvestment of distributions                        4,961                   43,705              8,994                    87,961
Shares repurchased                              (1,522,353)             (13,071,764)        (7,484,391)              (76,509,475)
                                            ------------------------------------------------------------------------------------
  Net increase (decrease)                         (834,468)         $    (7,010,347)          (524,900)          $    (5,844,856)
                                            ====================================================================================
SCIENCE & TECHNOLOGY PORTFOLIO
CLASS I:
Shares sold                                        265,396          $       907,513            545,023           $     3,150,210
Shares repurchased                                (796,421)              (2,368,786)          (421,772)               (2,096,446)
                                            ------------------------------------------------------------------------------------
  Net increase (decrease)                         (531,025)         $    (1,461,273)           123,251           $     1,053,764
                                            ====================================================================================
SMALL CAP VALUE PORTFOLIO
CLASS I:
Shares sold                                      1,077,831          $    11,382,891             36,416           $       387,019
Reinvestment of distributions                           23                        -                  -                         -
Shares repurchased                                (408,459)              (3,807,810)                (9)                      (93)
                                            ------------------------------------------------------------------------------------
  Net increase (decrease)                          669,395          $     7,575,081             36,407           $       386,926
                                            ====================================================================================

                                                          '02 SHARES       '02 AMOUNT           '01 SHARES       '01 AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY PORTFOLIO
CLASS I:
Shares sold                                                  273,309    $     2,966,433            296,875    $     3,120,981
Reinvestment of distributions                                    108              1,190                  -                  -
Shares repurchased                                          (112,938)        (1,132,691)           (90,426)          (870,667)
                                                      -----------------------------------------------------------------------
  Net increase (decrease)                                    160,479    $     1,834,932            206,449    $     2,250,314
                                                      =======================================================================
CLASS II:
Shares sold                                                  333,230    $     3,489,779             93,598    $       977,826
Reinvestment of distributions                                     75                819
Shares repurchased                                           (42,070)          (398,276)            (7,964)           (82,187)
                                                      -----------------------------------------------------------------------
  Net increase (decrease)                                    291,235    $     3,092,322             85,634    $       895,639
                                                      =======================================================================
MID CAP VALUE PORTFOLIO
CLASS I:
Shares sold                                                2,337,210    $    37,800,042          1,414,581    $    24,515,826
Reinvestment of distributions                                247,842          4,114,184            602,575         10,298,001
Shares repurchased                                        (1,905,763)       (29,145,110)          (885,951)       (14,866,847)
                                                      -----------------------------------------------------------------------
  Net increase (decrease)                                  3,518,847    $    12,769,116          1,131,205    $    19,946,980
                                                      =======================================================================
CLASS II:
Shares sold                                                4,505,621    $    75,823,818            490,156    $     8,390,413
Reinvestment of distributions                                 93,450          1,543,797             16,966            289,273
Shares repurchased                                        (1,080,224)       (17,062,467)           (26,647)          (451,103)
                                                      -----------------------------------------------------------------------
  Net increase (decrease)                                  3,518,847    $    60,305,148            480,475    $     8,228,583
                                                      =======================================================================
GROWTH SHARES PORTFOLIO
CLASS I:
Shares sold                                                   84,353    $     1,009,535            147,273    $     2,468,011
Reinvestment of distributions                                  4,896             55,371                  -                  -
Shares repurchased                                        (1,372,544)       (15,216,738)        (1,054,567)       (16,709,272)
                                                      -----------------------------------------------------------------------
  Net increase (decrease)                                 (1,283,295)   $   (14,151,832)          (907,294)   $   (14,241,261)
                                                      =======================================================================
CLASS II:
Shares sold                                                   16,073    $       182,216             45,320    $       698,143
Reinvestment of distributions                                      -                  -                  -                  -
Shares repurchased                                           (33,024)          (375,115)           (12,256)          (179,532)
                                                      -----------------------------------------------------------------------
  Net increase (decrease)                                    (16,951)   $      (192,899)            33,064    $       518,611
                                                      =======================================================================
REAL ESTATE SHARES PORTFOLIO
CLASS I:
Shares sold                                                  817,845    $    12,158,841            598,202    $     8,634,935
Reinvestment of distributions                                100,318          1,521,318            115,873          1,643,929
Shares repurchased                                        (1,090,008)       (15,874,180)          (765,572)       (10,870,743)
                                                      -----------------------------------------------------------------------
  Net increase (decrease)                                   (171,845)   $    (2,194,021)           (51,498)   $      (591,879)
                                                      =======================================================================
CLASS II:
Shares sold                                                1,775,897    $    27,506,262            738,531    $    10,638,257
Reinvestment of distributions                                 82,099          1,232,076             22,911            326,917
Shares repurchased                                          (456,793)        (6,595,443)           (72,699)        (1,033,144)
                                                      -----------------------------------------------------------------------
  Net increase (decrease)                                  1,401,203    $    22,142,896            688,743    $     9,932,030
                                                      =======================================================================

                                                          '02 SHARES       '02 AMOUNT           '01 SHARES      '01 AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO
CLASS I:
Shares sold                                                  724,147    $    12,875,126          1,083,435    $    22,410,451
Reinvestment of distributions                                108,860          1,805,576            587,113         11,802,613
Shares repurchased                                        (1,989,049)       (32,131,119)        (1,028,010)       (20,460,802)
                                                      -----------------------------------------------------------------------
  Net increase (decrease)                                 (1,156,042)   $   (17,450,417)           642,538    $    13,752,262
                                                      =======================================================================
CLASS II:
Shares sold                                                2,408,611    $    41,423,963            602,236    $    11,881,634
Reinvestment of distributions                                 16,342            263,066             15,547            311,328
Shares repurchased                                          (715,895)       (11,450,559)           (80,202)        (1,562,463)
                                                      -----------------------------------------------------------------------
  Net increase (decrease)                                  1,709,058    $    30,236,470            537,581    $    10,630,499
                                                      =======================================================================
EQUITY INCOME PORTFOLIO
CLASS I:
Shares sold                                                1,395,275    $    23,429,706            711,763    $    13,502,824
Reinvestment of distributions                                223,712          3,650,009            628,538         11,902,303
Shares repurchased                                        (1,716,186)       (27,000,779)          (974,658)       (18,688,020)
                                                      -----------------------------------------------------------------------
  Net increase (decrease)                                    (97,199)   $        78,936            365,643    $     6,717,107
                                                      =======================================================================
CLASS II:
Shares sold                                                1,549,025    $    25,921,954            729,249    $    14,136,095
Reinvestment of distributions                                 34,034            551,010             49,723            945,742
Shares repurchased                                          (769,373)       (12,496,704)          (203,757)        (3,897,584)
                                                      -----------------------------------------------------------------------
  Net increase (decrease)                                    813,686    $    13,976,260            575,215    $    11,184,253
                                                      =======================================================================
BALANCED PORTFOLIO
CLASS I:
Shares sold                                                  169,730    $     2,188,541            299,048    $     4,230,959
Reinvestment of distributions                                 65,588            838,807            104,227          1,442,511
Shares repurchased                                          (834,080)       (10,447,197)          (391,835)        (5,531,558)
                                                      -----------------------------------------------------------------------
  Net increase (decrease)                                   (598,762)   $    (7,419,849)            11,440    $       141,912
                                                      =======================================================================
HIGH YIELD PORTFOLIO
CLASS I:
Shares sold                                                2,364,432    $    23,267,135          3,144,707    $    32,339,947
Reinvestment of distributions                                358,882          3,473,162            168,774          1,726,302
Shares repurchased                                        (1,419,950)       (13,834,156)          (880,558)        (8,893,253)
                                                      -----------------------------------------------------------------------
  Net increase (decrease)                                  1,303,364    $    12,906,141          2,432,923    $    25,172,996
                                                      =======================================================================
CLASS II:
Shares sold                                                   24,056    $       245,184              5,650    $        56,669
Reinvestment of distributions                                  1,833             17,625                 47                477
Shares repurchased                                            (4,051)           (37,593)            (2,977)           (29,778)
                                                      -----------------------------------------------------------------------
  Net increase (decrease)                                     21,838    $       225,216              2,720    $        27,368
                                                      =======================================================================
STRATEGIC INCOME PORTFOLIO
CLASS I:
Shares sold                                                1,135,309    $    10,603,630            643,780    $     6,074,237
Reinvestment of distributions                                 70,392            660,491             44,516            419,135
Shares repurchased                                          (487,032)        (4,543,210)          (233,301)        (2,187,997)
                                                      -----------------------------------------------------------------------
  Net increase (decrease)                                    718,669    $     6,720,911            454,995    $     4,305,370
                                                      =======================================================================

                                                          '02 SHARES       '02 AMOUNT           '01 SHARES      '01 AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
AMERICA INCOME PORTFOLIO
CLASS I:
Shares sold                                                4,195,455    $    43,606,478          1,938,618    $    19,673,327
Reinvestment of distributions                                223,921          2,315,834            180,393          1,825,623
Shares repurchased                                        (1,564,808)       (16,163,107)          (990,648)       (10,014,969)
                                                      -----------------------------------------------------------------------
  Net increase (decrease)                                  2,854,568    $    29,759,205          1,128,363    $    11,483,981
                                                      =======================================================================
MONEY MARKET PORTFOLIO
CLASS I:
Shares sold                                               65,817,777    $    65,817,777        248,134,869    $   248,134,869
Reinvestment of distributions                                672,789            672,789          1,309,719          1,309,719
Shares repurchased                                       (56,467,574)       (56,467,574)      (236,919,309)      (236,919,305)
                                                      -----------------------------------------------------------------------
   Net increase (decrease)                                10,022,992    $    10,022,992         12,525,279    $    12,525,283
                                                      =======================================================================

8. FORWARD FOREIGN CURRENCY CONTRACTS

At December 31, 2002, certain Portfolios had entered into various contracts that obligate the Portfolios to deliver currencies that obligate the Portfolios to deliver currencies at specified future dates. At the maturity of a contract, the Portfolios must make delivery of the foreign currency. Alternatively, prior tothe settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract.

As of December 31, 2002, the Portfolios' open portfolio hedges were as follows.

                                                                                                                     NET
                                    CONTRACTS TO          IN EXCHANGE       SETTLEMENT                           UNREALIZED
 PORTFOLIO                             DELIVER                FOR              DATE               VALUE             GAIN
------------------------------------------------------------------------------------------------------------------------------------
 Strategic Income Portfolio         DKK (740,000)         $  (96,954)          1/2/03         $  (104,444)       $    (7,490)

 Strategic Income Portfolio         DKK 740,000           $   97,932           1/2/03         $   104,476        $    6,544

 Strategic Income Portfolio         EUR (450,000)         $ (470,700)          2/3/03         $  (471,742)       $    (1,042)

 Strategic Income Portfolio         EUR 450,000           $  471,330           1/3/03         $   471,938        $       608

 Strategic Income Portfolio         EUR (520,000)         $ (515,746)          1/3/03         $  (545,298)       $   (29,552)

Outstanding forward currency settlement contracts as of December 31, 2002 were as follows:

                                                                                                                  NET
                                                   GROSS                              GROSS                   RECEIVABLE/
PORTFOLIO                                        RECEIVABLE                           PAYABLE                  (PAYABLE)
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio                      $     1,195                         $     1,186                $     (9)
Small Company Portfolio                              27,413                              27,406                      (7)
Europe Portfolio                                     56,431                              56,477                     (46)

9. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Portfolios have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on debt securities. Prior to January 1, 2001, certain Portfolios did not accrete discounts or amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Portfolios, but resulted in a reduction in cost of securities and a corresponding increase in net unrealized appreciation (depreciation) for Balanced Portfolio, and America Income Portfolio of $14,682 and $47,770, respectively, based on securities held by the Portfolios on January 1, 2001.

The effect of this change for the year ended December 31, 2001, was as follows:

PIONEER VARIABLE CONTRACTS TRUST


                                   NET INVESTMENT      CHANGE IN UNREALIZED            REALIZED GAIN/
PORTFOLIO                          INCOME/(LOSS)      APPRECIATION/(DEPRECIATION)          (LOSS)
-----------------------------------------------------------------------------------------------------
Balanced Portfolio                  $  (24,085)              $   (8,305)                $   32,390
America Income Portfolio            $  (60,800)              $   (4,096)                $   56,704

On a per share basis, the effect of this change for the year ended December31, 2001was as follows:

                                                                     RATIO OF NET INVESTMENT
                                  NET            NET REALIZED     INCOME TO AVERAGE NET ASSETS*
                               INVESTMENT       AND UNREALIZED    -----------------------------
PORTFOLIO                       INCOME           GAIN (LOSS)        UNADJUSTED       ADJUSTED
-------------------------------------------------------------------------------------------
Balanced                      $  (0.00)(a)       $  0.00(a)           2.42%            2.42%
Amercian Income Portfolio**   $  (0.00)(a)       $  0.00(a)           5.38%            5.17%

*   Ratio assuming no reduction for fees paid indirectly.
** Unadjusted and adjusted ratios assuming reduction for fees paid indirectly are 5.26%and 5.20%,respectively.
(a) Amount rounds to less than 0.01 per share.

The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

10. CHANGE IN INDEPENDENT AUDITORS

On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Trust. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Trust for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Trust, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

PIONEER VARIABLE CONTRACTS TRUST

REPORT OF INDEPENDENT AUDITORS

TO THE CLASS I SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST:

We have audited the accompanying balance sheets, including the schedules of investments, of Pioneer Variable Contracts Trust (the Trust) (comprising, respectively, the Emerging Markets VCT Portfolio, the Europe VCT Portfolio, the International Value VCT Portfolio, the Science & Technology VCT Portfolio, the Small Cap Value VCT Portfolio, the Small Company VCT Portfolio, the MidCap Value VCT Portfolio, the Growth Shares VCT Portfolio, the Real Estate Shares VCT Portfolio, the Pioneer Fund VCT Portfolio, the Equity Income VCT Portfolio, the Balanced VCT Portfolio, the High Yield VCT Portfolio, the Strategic Income VCT Portfolio, the America Income VCT Portfolio, and the Money Market VCT Portfolio), as of December 31, 2002, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the period ended December 31, 2001 and financial highlights for each of the four years in the period then ended were audited by other auditors who have ceased operations and whose report dated February 8, 2002 expressed an unqualified opinion on those statements of changes in net assets and those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting the Pioneer Variable Contracts Trust as of December 31, 2002, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

ERNST & YOUNG LLP


Boston, Massachusetts
February 10, 2003

PIONEER VARIABLE CONTRACTS TRUST

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER                                          The fund's Board of Trustees provides broad supervision over
Pioneer Investment Management, Inc.                         the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers
CUSTODIAN                                                   are listed below, together with their principal occupations
Brown Brothers Harriman & Co.                               during the past five years. Trustees who are interested
                                                            persons of the fund within the meaning of the 1940 Act are
INDEPENDENT AUDITORS                                        referred to as Interested Trustees. Trustees who are not
Ernst & Young LLP                                           interested persons of the fund are referred to as
                                                            Independent Trustees. Each of the Trustees serves as a
PRINCIPAL UNDERWRITER                                       trustee of each of the 50 U.S. registered investment
Pioneer Funds Distributor, Inc.                             portfolios for which Pioneer serves as investment adviser
                                                            (the "Pioneer Funds"). The address for all Interested
LEGAL COUNSEL                                               Trustees and all officers of the fund is 60 State Street,
Hale and Dorr LLP                                           Boston, Massachusetts 02109.

SHAREOWNER SERVICES AND TRANSFER AGENT                      The fund's statement of additional information provides more
Pioneer Investment Management Shareholder Services, Inc.    detailed information regarding the fund's Trustees and is
                                                            available upon request, without charge, by calling
                                                            1-800-225-6292.

INTERESTED TRUSTEES

NAME, AGE                POSITION HELD  TERM OF OFFICE AND  PRINCIPAL OCCUPATION        OTHER DIRECTORSHIPS HELD
AND ADDRESS              WITH THE FUND  LENGTH OF SERVICE   DURING PAST FIVE YEARS      BY THIS TRUSTEE
John F. Cogan, Jr. (76)* Chairman of    Trustee since 1994. Deputy Chairman and a       Director of Harbor Global Company, Ltd.
                         the Board      Serves until        Director of Pioneer
                         Trustee and    retirement or       Global Asset Management
                         President      removal.            S.p.A.("PGAM");
                                                            Non-Executive Chairman
                                                            and a Director of Pioneer
                                                            Investment Management USA
                                                            Inc.("PIM-USA ");
                                                            Chairman and a Director
                                                            of Pioneer and the
                                                            various Momentum Funds;
                                                            Director, Pioneer
                                                            Alternative Investments;
                                                            Director and Chairman of
                                                            the Supervisory Board of
                                                            Pioneer Czech Investment
                                                            Company,a.s.; President
                                                            of all of the Pioneer
                                                            Funds; and Of Counsel
                                                            (since 2000, partner prior
                                                            to 2000),Hale and Dorr
                                                            LLP (counsel to PIM-USA
                                                            and the Pioneer Funds)

Daniel T.Geraci (45)**   Trustee and    Trustee since       Director and CEO-US of      None
                         Executive Vice October, 2001.      PGAM since November 2001;
                         President      Serves until        Director,Chief Executive
                                        retirement or       Officer and President of
                                        removal.            PIM-USA since
                                                            October 2001; Director of
                                                            Pioneer Investment
                                                            Management Shareholder
                                                            Services,Inc.("PIMSS")
                                                            since October 2001;
                                                            President and a Director
                                                            of Pioneer and Pioneer
                                                            Funds Distributor,Inc.
                                                            ("PFD") (Chairman) since
                                                            October 2001; Executive
                                                            Vice President of all of
                                                            the Pioneer Funds since
                                                            October 2001; President of
                                                            Fidelity Private Wealth
                                                            Management Group from
                                                            2000 through October 2001;
                                                            and Executive Vice
                                                            President-Distribution
                                                            and Marketing of Fidelity
                                                            Investments Institutional
                                                            Services and Fidelity
                                                            Investments Canada
                                                            Ltd. prior to 2000

*Mr.Cogan is an interested trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.

**Mr.Geraci is an interested trustee because he is an officer,director and employee of the fund's investment adviser and certain of its affiliates.

INDEPENDENT TRUSTEES

NAME, AGE                POSITION HELD  TERM OF OFFICE AND  PRINCIPAL OCCUPATION        OTHER DIRECTORSHIPS HELD
AND ADDRESS              WITH THE FUND  LENGTH OF SERVICE   DURING PAST FIVE YEARS      BY THIS TRUSTEE
Mary K.Bush (54)         Trustee        Trustee since       President,Bush              Director and/or Trustee of Brady
3509  Woodbine Street,                  September 2000.     International               Corporation (industrial identification
Chevy Chase, MD 20815                   Serves until        (international              and specialty Insurance coated material
                                        retirement or       financialadvisory firm)     products Corporation, manufacturer),
                                        removal.                                        Mortgage R.J. Reynolds Guaranty
                                                                                        Tobacco Holdings,Inc.(tobacco)
                                                                                        and Student Loan Marketing Association
                                                                                        (secondary marketing of student loans)

Richard H.Egdahl, M.D.   Trustee        Trustee since 1995. Alexander Graham Bell       None
(76)                                    Serves until        Professor of Health Care
Boston University                       retirement or       Entrepreneurship,Boston
Healthcare                              removal             University; Professor of
Entrepreneurship Program,                                   Management, Boston
53 Bay State Road,                                          University School of
Boston, MA 02215                                            Management; Professor of
                                                            Public  Health, Boston
                                                            University School of Public
                                                            Health;  Professor of
                                                            Surgery, Boston University
                                                            School of Medicine; and
                                                            University Professor,
                                                            Boston University

Margaret B.W.Graham (55) Trustee        Trustee since       Founding Director,The       None
1001 Sherbrooke                         September, 2000.    Winthrop  Group,Inc.
Street West,                            Serves until        (consulting firm);
Montreal, Quebec,                       retirement or       Professor of Management,
Canada                                  removal.            Faculty of Management,
                                                            McGill University

Marguerite A.Piret (54)  Trustee        Trustee since       President and Chief        None
One Boston Place, 28th                  1995. Serves until  Executive Officer,
Floor, Boston, MA 02108                 retirement or       Newbury, Piret & Company,
                                        removal.            Inc. (investment banking
                                                            firm)

Stephen K.West (74)      Trustee        Trustee since       Senior Counsel,Sullivan     Director,The Swiss Helvetia
125 Broad Street,                       1999. Serves until  & Cromwell (law firm)       Fund,Inc.(closed end investment company)
New York, NY 10004                      retirement or                                   and AMVESCAP PLC (investment managers)
                                        removal.

John Winthrop (66)       Trustee        Trustee since       President,John Winthrop &   None
One North Adgers Wharf,                 September, 2000.    Co., Inc. (private
Charleston, SC 29401                    Serves until        investment firm)
                                        retirement or
                                        removal.

NAME, AGE                POSITION HELD  TERM OF OFFICE AND  PRINCIPAL OCCUPATION         OTHER DIRECTORSHIPS HELD
AND ADDRESS              WITH THE FUND  LENGTH OF SERVICE   DURING PAST FIVE YEARS       BY THIS TRUSTEE
Joseph P. Barri (56)     Secretary      Since 1994. Serves  Partner, Hale and Dorr LLP;  None
                                        at the discretion   Secretary  of all of the
                                        of Board            Pioneer Funds

Dorothy E. Bourassa (55) Assistant      Since November,     Secretary of PIM-USA;        None
                         Secretary      2000. Serves at     Senior Vice
                                        the discretion of   President-Legal of
                                        Board               Pioneer; and
                                                            Secretary/Clerk of most
                                                            of PIM- USA's
                                                            subsidiaries since
                                                            October 2000; Assistant
                                                            Secretary of all of the
                                                            Pioneer Funds since
                                                            November 2000; Senior
                                                            Counsel, Assistant Vice
                                                            President and Director of
                                                            Compliance of PIM-USA
                                                            from April 1998 through
                                                            October 2000; Vice
                                                            President and Assistant
                                                            General Counsel, First
                                                            Union Corporation from
                                                            December1996 through
                                                            March 1998

Vincent Nave (57)        Treasurer      Since November,     Vice President-Fund         None
                                        2000. Serves  at    Accounting, Administration
                                        the discretion of   and Custody Services of
                                        Board               Pioneer (Manager from
                                                            September1996 to
                                                            February1999); and
                                                            Treasurer of all of the
                                                            Pioneer Funds (Assistant
                                                            Treasurer from June 1999
                                                            to November 2000)

Luis I.Presutti (37)     Assistant      Since November,     Assistant Vice              None
                         Treasurer      2000. Serves at     President-Fund
                                        the discretion      Accounting,
                                        of Board            Administration and Custody
                                                            Services of Pioneer (Fund
                                                            Accounting Manager from
                                                            1994 to 1999); and
                                                            Assistant Treasurer of
                                                            all of the Pioneer Funds
                                                            since November 2000

Gary Sullivan (44)       Assistant      Since May, 2002.    Fund Accounting             None
                         Treasurer      Serves at the       Manager-Fund
                                        discretion of       Accounting,Administration
                                        Board               and Custody Services of
                                                            Pioneer; and Assistant
                                                            Treasurer of all of the
                                                            Pioneer Funds since
                                                            May 2002

Alan Janson (31)         Assistant      Since July, 2002.   Manager, Valuation Risk     None
                         Treasurer      Serves at the       and Information
                                        discretion of Board Technology-Fund
                                                            Accounting, Administration
                                                            and Custody Services of
                                                            Pioneer since March 2002;
                                                            and Assistant Treasurer
                                                            of all of the Pioneer
                                                            Funds since July 2002.
                                                            Manager, Valuation
                                                            Risk and Performance
                                                            Reporting of Pioneer from
                                                            June 2000 to February 2002;
                                                            Member of Pioneer Pricing
                                                            Group from 1996 to 2000
                                                            (promoted to Manager in
                                                            1998)

[PIONEER INVESTMENTS(R) LOGO]

PIONEER VARIABLE CONTRACTS TRUST

ISSUER

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, CONTRACT FORM A3025-96 IN NEW YORK AND HAWAII, ISSUED BY FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, CONTRACT FORM A3025-96 GRC

GENERAL DISTRIBUTOR
ALLMERICA INVESTMENTS, INC.
440 LINCOLN STREET
WORCESTER, MA 01653


                                                                   12723-00-0203